SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.   20549


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) February 23, 1998

RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC. (as company under a Pooling and Servicing Agreement, dated as of February 1, 1998, providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 1998-S4)
              Residential Funding Mortgage Securities I, Inc.
            (Exact name of registrant as specified in its charter)

      DELAWARE             333-39665      75-2006294
(State or Other Jurisdiction     (Commission  (I.R.S. Employer
of Incorporation)   File Number)  Identification No.)


 8400 Normandale Lake Blvd.
 Suite 600
 Minneapolis, Minnesota          55437
 (Address of Principal        (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code, is (612) 832-7000




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






Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

            (a)   Not applicable

            (b)   Not applicable

            (c)   Exhibits:

            1. Pooling and Servicing Agreement, dated as of February 1, 1998, among Residential Funding Mortgage Securities I, Inc., as company, Residential Funding Corporation, as master servicer, and The First National Bank of Chicago, as trustee.


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





                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                          RESIDENTIAL FUNDING MORTGAGE
                                    SECURITIES I, INC.


                                     By:
                               Name: Randy Van Zee
                              Title: Vice President


Dated: February 26, 1998



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



                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                          RESIDENTIAL FUNDING MORTGAGE
                               SECURITIES I, INC.


                                     By:    /s/Randy Van Zee
                               Name: Randy Van Zee
                              Title: Vice President


Dated: February 26, 1998


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


                                   EXHIBITS




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


               RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.,

                                   Company,

                       RESIDENTIAL FUNDING CORPORATION,

                               Master Servicer,

                                      and

                      THE FIRST NATIONAL BANK OF CHICAGO,

                                    Trustee




                        POOLING AND SERVICING AGREEMENT

                         Dated as of February 1, 1998



                      Mortgage Pass-Through Certificates

                                Series 1998-S4






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



                               TABLE OF CONTENTS
                                                                          Page

ARTICLE IDEFINITIONS
      Section 1.01.     Definitions..........................................3
            Accrued Certificate Interest.....................................3
            Adjusted Mortgage Rate...........................................4
            Advance..........................................................4
            Affiliate........................................................4
            Agreement........................................................4
            Amount Held for Future Distribution..............................4
            Appraised Value..................................................4
            Assignment.......................................................4
            Assignment Agreement.............................................4
            Assignment of Proprietary Lease..................................5
            Available Distribution Amount....................................5
            Bankruptcy Amount................................................5
            Bankruptcy Code..................................................6
            Bankruptcy Loss..................................................6
            Book-Entry Certificate...........................................6
            Business Day.....................................................6
            Buydown Funds....................................................6
            Buydown Mortgage Loan............................................6
            Cash Liquidation.................................................6
            Certificate......................................................6
            Certificate Account..............................................7
            Certificate Account Deposit Date.................................7
            Certificateholder or Holder......................................7
            Certificate Owner................................................7
            Certificate Principal Balance....................................7
            Certificate Register and Certificate Registrar...................8
            Class............................................................8
            Class A Certificate..............................................8
            Class A-5 Collection Shortfall...................................8
            Class A-5 Principal Distribution Amount..........................8
            Class B Certificate..............................................8
            Class B Percentage...............................................9
            Class B-1 Percentage.............................................9
            Class B-1 Prepayment Distribution Trigger........................9
            Class B-2 Percentage.............................................9
            Class B-2 Prepayment Distribution Trigger........................9
            Class B-3 Percentage.............................................9
            Class B-3 Prepayment Distribution Trigger........................9
            Class M Certificate.............................................10

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                                                                          Page

            Class M Percentage..............................................10
            Class M-1 Percentage............................................10
            Class M-2 Percentage............................................10
            Class M-2 Prepayment Distribution Trigger.......................10
            Class M-3 Percentage............................................10
            Class M-3 Prepayment Distribution Trigger.......................10
            Class R Certificate.............................................10
            Closing Date....................................................11
            Code............................................................11
            Compensating Interest...........................................11
            Cooperative.....................................................11
            Cooperative Apartment...........................................11
            Cooperative Lease...............................................11
            Cooperative Loans...............................................11
            Cooperative Stock...............................................11
            Cooperative Stock Certificate...................................11
            Corporate Trust Office..........................................12
            Credit Support Depletion Date...................................12
            Curtailment.....................................................12
            Custodial Account...............................................12
            Custodial Agreement.............................................12
            Custodian.......................................................12
            Cut-off Date....................................................12
            Cut-off Date Principal Balance..................................12
            DCR ............................................................12
            Debt Service Reduction..........................................12
            Defaulted Mortgage Loss.........................................12
            Deficient Valuation.............................................12
            Definitive Certificate..........................................13
            Deleted Mortgage Loan...........................................13
            Depository......................................................13
            Depository Participant..........................................13
            Destroyed Mortgage Note.........................................13
            Determination Date..............................................13
            Discount Fraction...............................................13
            Discount Mortgage Loan..........................................13
            Disqualified Organization.......................................13
            Distribution Date...............................................14
            Due Date........................................................14
            Due Period......................................................14
            Eligible Account................................................14
            Eligible Funds..................................................15

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


                                                                          Page

            ERISA...........................................................15
            Event of Default................................................15
            Excess Bankruptcy Loss..........................................15
            Excess Fraud Loss...............................................15
            Excess Special Hazard Loss......................................15
            Excess Subordinate Principal Amount.............................15
            Extraordinary Events............................................15
            Extraordinary Losses............................................16
            FDIC............................................................16
            FHLMC...........................................................16
            Final Distribution Date.........................................16
            FNMA............................................................16
            Foreclosure Profits.............................................16
            Fraud Loss Amount...............................................17
            Fraud Losses....................................................17
            Independent.....................................................17
            Initial Certificate Principal Balance...........................17
            Initial Notional Amount.........................................17
            Initial Monthly Payment Fund....................................17
            Insurance Proceeds..............................................18
            Insurer.........................................................18
            Interest Accrual Period.........................................18
            Late Collections................................................18
            Liquidation Proceeds............................................18
            Loan-to-Value Ratio.............................................18
            Lockout Distribution Percentage.................................18
            Maturity Date...................................................19
            Modified Mortgage Loan..........................................19
            Modified Net Mortgage Rate......................................19
            Monthly Payment.................................................19
            Moody's.........................................................19
            Mortgage........................................................19
            Mortgage File...................................................20
            Mortgage Loan Schedule..........................................20
            Mortgage Loans..................................................20
            Mortgage Note...................................................21
            Mortgage Rate...................................................21
            Mortgaged Property..............................................21
            Mortgagor.......................................................21
            Net Mortgage Rate...............................................21
            Non-Discount Mortgage Loan......................................21
            Non-Primary Residence Loans.....................................21

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                                     iii

                                                                          Page

            Non-United States Person........................................21
            Nonrecoverable Advance..........................................21
            Nonsubserviced Mortgage Loan....................................21
            Notional Amount.................................................21
            Opinion of Counsel..............................................22
            Original Senior Percentage......................................22
            Outstanding Mortgage Loan.......................................22
            Ownership Interest..............................................22
            Pass-Through Rate...............................................22
            Paying Agent....................................................23
            Percentage Interest.............................................23
            Permitted Investments...........................................23
            Permitted Transferee............................................24
            Person..........................................................24
            Pool Stated Principal Balance...................................24
            Pool Strip Rate.................................................24
            Prepayment Assumption...........................................25
            Prepayment Distribution Percentage..............................25
            Prepayment Distribution Trigger.................................26
            Prepayment Interest Shortfall...................................26
            Prepayment Period...............................................26
            Primary Insurance Policy........................................26
            Principal Prepayment............................................26
            Principal Prepayment in Full....................................27
            Program Guide...................................................27
            Purchase Price..................................................27
            Qualified Substitute Mortgage Loan..............................27
            Rating Agency...................................................28
            Realized Loss...................................................28
            Record Date.....................................................28
            Regular Certificate.............................................28
            REMIC...........................................................28
            REMIC Administrator.............................................29
            REMIC Provisions................................................29
            REO Acquisition.................................................29
            REO Disposition.................................................29
            REO Imputed Interest............................................29
            REO Proceeds....................................................29
            REO Property....................................................29
            Request for Release.............................................29
            Required Insurance Policy.......................................29
            Residential Funding.............................................29

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


                                                                          Page

            Responsible Officer.............................................30
            Schedule of Discount Fractions..................................30
            Security Agreement..............................................30
            Seller..........................................................30
            Seller's Agreement..............................................30
            Senior Accelerated Distribution Percentage......................30
            Senior Certificates.............................................31
            Senior Interest Distribution Amount.............................31
            Senior Percentage...............................................31
            Senior Principal Distribution Amount............................31
            Servicing Accounts..............................................32
            Servicing Advances..............................................32
            Servicing Fee...................................................32
            Servicing Officer...............................................32
            Servicing Modification..........................................32
            Special Hazard Amount...........................................32
            Special Hazard Loss.............................................33
            Standard & Poor's...............................................33
            Stated Principal Balance........................................33
            Subclass........................................................33
            Subclass Notional Amount........................................34
            Subordinate Percentage..........................................34
            Subordinate Principal Distribution Amount.......................34
            Subserviced Mortgage Loan.......................................34
            Subservicer.....................................................34
            Subservicer Advance.............................................34
            Subservicing Account............................................35
            Subservicing Agreement..........................................35
            Subservicing Fee................................................35
            Tax Returns.....................................................35
            Transfer........................................................35
            Transferee......................................................35
            Transferor......................................................35
            Uncertificated Accrued Interest.................................36
            Uncertificated Notional Amount..................................36
            Uncertificated Pass-Through Rate................................36
            Uncertificated REMIC Regular Interest Pool Strip Rate...........36
            Uncertificated REMIC Regular Interests..........................36
            Uncertificated REMIC Regular Interest Distribution Amount.......36
            Uniform Single Attestation Program for Mortgage Bankers.........36
            Uninsured Cause.................................................36
            United States Person............................................36

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                                      v

                                                                          Page

            Voting Rights...................................................37

ARTICLE IICONVEYANCE OF MORTGAGE LOANS;ORIGINAL ISSUANCE OF
      CERTIFICATES
      Section 2.01.     Conveyance of Mortgage Loans........................38
      Section 2.02.     Acceptance by Trustee...............................42
      Section 2.03.     Representations, Warranties and Covenants of the Master
            Servicer and the Company........................................44
      Section 2.04.     Representations and Warranties of Sellers...........48
      Section 2.05.     Execution and Authentication of Certificates........50

ARTICLE IIIADMINISTRATION AND SERVICINGOF MORTGAGE LOANS
      Section 3.01.     Master Servicer to Act as Servicer..................51
      Section 3.02.     Subservicing Agreements Between Master Servicer and
                         Subservicers; Enforcement of Subservicers' and Sellers'
                         Obligations .......................................52
      Section 3.03.     Successor Subservicers..............................53
      Section 3.04.     Liability of the Master Servicer....................53
      Section 3.05.     No Contractual Relationship Between Subservicer and
                         Trustee or Certificateholders......................54
      Section 3.06.     Assumption or Termination of Subservicing Agreements
                          by Trustee. ......................................54
      Section 3.07.     Collection of Certain Mortgage Loan Payments; Deposits
                          to Custodial Account..............................54
      Section 3.08.     Subservicing Accounts; Servicing Accounts...........57
      Section 3.09.     Access to Certain Documentation and Information
                         Regarding the Mortgage Loans.......................58
      Section 3.10.     Permitted Withdrawals from the Custodial Account....58
      Section 3.11.     Maintenance of the Primary Insurance Policies;
                         Collections Thereunder.............................60
      Section 3.12.     Maintenance of Fire Insurance and Omissions and
                          Fidelity Coverage.................................61
      Section 3.13.     Enforcement of Due-on-Sale Clauses; Assumption and
                         Modification Agreements; Certain Assignments.......63
      Section 3.14.     Realization Upon Defaulted Mortgage Loans...........65
      Section 3.15.     Trustee to Cooperate; Release of Mortgage Files.....67
      Section 3.16.     Servicing and Other Compensation; Compensating
                         Interest ..........................................68
      Section 3.17.     Reports to the Trustee and the Company..............69
      Section 3.18.     Annual Statement as to Compliance...................69
      Section 3.19.     Annual Independent Public Accountants' Servicing
                         Report. ...........................................70
      Section 3.20.     Rights of the Company in Respect of the Master
                         Servicer ..........................................70

ARTICLE IVPAYMENTS TO CERTIFICATEHOLDERS
      Section 4.01.     Certificate Account.................................72

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                                      vi

                                                                          Page

      Section 4.02.     Distributions.......................................72
      Section 4.03.     Statements to Certificateholders....................81
      Section 4.04.     Distribution of Reports to the Trustee and the Company;
                          Advances by the Master Servicer...................83
      Section 4.05.     Allocation of Realized Losses.......................85
      Section 4.06.     Reports of Foreclosures and Abandonment of Mortgaged
                          Property. ........................................86
      Section 4.07.     Optional Purchase of Defaulted Mortgage Loans.......86
      Section 4.08.     Distributions on the Uncertificated REMIC Regular
                         Interests .........................................87

ARTICLE VTHE CERTIFICATES
      Section 5.01.     The Certificates....................................88
      Section 5.02.     Registration of Transfer and Exchange of Certificates90
      Section 5.03.     Mutilated, Destroyed, Lost or Stolen Certificates...95
      Section 5.04.     Persons Deemed Owners...............................95
      Section 5.05.     Appointment of Paying Agent.........................96
      Section 5.06.     Optional Purchase of Certificates...................96

ARTICLE VITHE COMPANY AND THE MASTER SERVICER
      Section 6.01.     Respective Liabilities of the Company and the Master
                          Servicer .........................................98
      Section 6.02.     Merger or Consolidation of the Company or the Master
                          Servicer; Assignment of Rights and Delegation of
                          Duties by Master Servicer.........................98
      Section 6.03.     Limitation on Liability of the Company, the Master
                          Servicer and Others. .............................99
      Section 6.04.     Company and Master Servicer Not to Resign..........100

ARTICLE VIIDEFAULT
      Section 7.01.     Events of Default..................................101
      Section 7.02.     Trustee or Company to Act; Appointment of Successor103
      Section 7.03.     Notification to Certificateholders.................104
      Section 7.04.     Waiver of Events of Default........................104

ARTICLE VIIICONCERNING THE TRUSTEE
      Section 8.01.     Duties of Trustee..................................105
      Section 8.02.     Certain Matters Affecting the Trustee..............107
      Section 8.03.     Trustee Not Liable for Certificates or Mortgage Loans108
      Section 8.04.     Trustee May Own Certificates.......................108
      Section 8.05.     Master Servicer to Pay Trustee's Fees and Expenses;
                         Indemnification ..................................109
      Section 8.06.     Eligibility Requirements for Trustee...............110
      Section 8.07.     Resignation and Removal of the Trustee.............110
      Section 8.08.     Successor Trustee..................................111
      Section 8.09.     Merger or Consolidation of Trustee.................111

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


                                                                          Page

      Section 8.11.     Appointment of Custodians..........................113
      Section 8.12.     Appointment of Office or Agency....................113

ARTICLE IXTERMINATION
      Section 9.01.     Termination Upon Purchase by the Master Servicer or
                          the Company or Liquidation of All Mortgage Loans.114
      Section 9.02.     Additional Termination Requirements................116

ARTICLE XREMIC PROVISIONS
      Section 10.01.       REMIC Administration............................118
      Section 10.02.       Master Servicer, REMIC Administrator and Trustee
                                  Indemnification..........................121

ARTICLE XI[RESERVED]

ARTICLE XIIMISCELLANEOUS PROVISIONS
      Section 12.01.    Amendment..........................................124
      Section 12.02.    Recordation of Agreement; Counterparts.............126
      Section 12.03.    Limitation on Rights of Certificateholders.........127
      Section 12.04.    Governing Law......................................127
      Section 12.05.    Notices............................................128
      Section 12.06.    Notices to Rating Agency...........................128
      Section 12.07.    Severability of Provisions.........................129
      Section 12.08.    Supplemental Provisions for Resecuritization.......129


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                                     viii

                                   EXHIBITS

Exhibit A:  Form of Class A Certificate
Exhibit B:  Form of Class M Certificate
Exhibit C:  Form of Class B Certificate
Exhibit D:  Form of Class R Certificate
Exhibit E:  Form of Custodial Agreement
Exhibit F:  Mortgage Loan Schedule
Exhibit G:  Form of Seller/Servicer Contract
Exhibit H:  Forms of Request for Release
Exhibit I-1: Form of Transfer Affidavit and Agreement
Exhibit I-2: Form of Transferor Certificate
Exhibit J:  Form of Investor Representation Letter
Exhibit K:  Form of Transferor Representation Letter
Exhibit L:  Form of Rule 144A Investment Representation Letter
Exhibit M:  Text of Amendment to Pooling and Servicing Agreement Pursuant to
            Section
            12.01(e) for a Limited Guaranty
Exhibit N:  Form of Limited Guaranty
Exhibit O: Form of Lender Certification for Assignment of Mortgage Loan Exhibit P: Schedule of Discount Fractions
Exhibit Q:  Form of Request for Exchange



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                                      ix

      This is a Pooling and Servicing Agreement, dated as of February 1, 1998, among RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC., as the company (together with its permitted successors and assigns, the "Company"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with its permitted successors and assigns, the "Master Servicer"), and THE FIRST NATIONAL BANK OF CHICAGO, as Trustee (together with its permitted successors and assigns, the "Trustee"),

                            PRELIMINARY STATEMENT:

      The Company intends to sell mortgage pass-through certificates (collectively, the "Certificates"), to be issued hereunder in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans (as defined herein). As provided herein, the REMIC
Administrator will make an election to treat the entire segregated pool of assets described in the definition of Trust Fund (as defined herein), and subject to this Agreement (including the Mortgage Loans but excluding the Initial Monthly Payment Fund), as a real estate mortgage investment conduit (a "REMIC") for federal income tax purposes and such segregated pool of assets will be designated as the "REMIC." The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates and the Uncertificated REMIC Regular Interests will be "regular interests" in the Trust Fund, and the Class R Certificates will be the sole class of "residual interests" in the Trust Fund in each case for purposes of the REMIC Provisions (as defined herein) under federal income tax law. The Class A-6 Certificates will represent the entire beneficial ownership interest in the Uncertificated REMIC Regular Interests.

      The following table sets forth the designation, type, Pass-Through Rate, aggregate Initial Certificate Principal Balance, Maturity Date, initial ratings and certain features for each Class of Certificates issued on the Closing Date comprising the interests in the Trust Fund created hereunder.


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




                                Aggregate Initi
                                 Certificate
             Pass-Through         Principal                           Maturity
Designation     Rate               Balance     al  Features             Date          S&P     DCR

Class A-1       6.50%        $  25,003,000.00  Senior              February 25, 2013 AAA     AAA
Class A-2       6.50%        $  182,584,000.00 Sequential Pay/SenioFebruary 25, 2013  AAA     AAA
Class A-3       6.50%        $  17,443,180.00  Sequential Pay/SenioFebruary 25, 2013  AAA     AAA
Class A-4       6.50%        $  50,006,820.00  Prepayment Lockout/SFebruary 25, 2013  AAA     AAA
Class A-5       0.00%        $   298,067.31    Principal Only/SenioFebruary 25, 2013 AAAr     AAA
Class A-6     Variable                 0.00    Variable Strip/InterFebruary 25, 2013 AAAr     AAA
                                                  Only/Senior
Class R         6.50%        $       100.00     Residual/Senior    February 25, 2013  AAA     AAA
Class M-1       6.50%        $  2,107,300.00       Mezzanine       February 25, 2013  AA      N/R
Class M-2       6.50%        $   702,400.00        Mezzanine       February 25, 2013   A      N/R
Class M-3       6.50%        $   702,400.00        Mezzanine       February 25, 2013  BBB     N/R
Class B-1       6.50%        $  1,264,300.00      Subordinate      February 25, 2013  BB      N/R
Class B-2       6.50%        $   421,400.00       Subordinate      February 25, 2013   B      N/R
Class B-3       6.50%        $   421,536.81       Subordinate      February 25, 2013  N/R     N/R


      The Mortgage Loans have an aggregate Cut-off Date Principal Balance equal to $280,954,504.12. The Mortgage Loans are fixed rate mortgage loans having terms to maturity at origination or modification of not more than 15 years.

      In consideration of the mutual agreements herein contained, the Company, the Master Servicer and the Trustee agree as follows:

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                                      2

                                   ARTICLE I

                                  DEFINITIONS

      Section 1.01. Definitions.

      Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

      Accrued Certificate Interest: With respect to each Distribution Date, as to any Class A Certificate (other than the Class A-5 and Class A-6
Certificates), any Class M Certificate, any Class B Certificate or any Class R Certificate, interest accrued during the related Interest Accrual Period at the related Pass-Through Rate on the Certificate Principal Balance thereof immediately prior to such Distribution Date. With respect to each Distribution Date, as to Class A-6 Certificates (other than any Subclass of the Class A-6 Certificates), interest during the related Interest Accrual Period at the related Pass-Through Rate on the related Notional Amount thereof. With respect to each Distribution Date, as to any Subclass of the Class A-6 Certificates issued pursuant to Section 5.01(c), interest accrued during the related Interest Accrual Period at the related Pass-Through Rate on the Subclass Notional Amount. Accrued Certificate Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months. In each case Accrued Certificate Interest on any Class of Certificates will be reduced by the amount of (i) Prepayment Interest Shortfalls (to the extent not offset by the Master Servicer with a payment of Compensating Interest as provided in Section 4.01), (ii) the interest portion (adjusted to the Net Mortgage Rate) of Realized Losses (including Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses) not allocated solely to one or more specific Classes of Certificates pursuant to Section 4.05, (iii) the interest portion of Advances previously made with respect to a Mortgage Loan or REO Property which remained unreimbursed following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property that were made with respect to delinquencies that were ultimately determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses and (iv) any other interest shortfalls not covered by the subordination provided by the Class M Certificates and Class B Certificates, including interest that is not collectible from the Mortgagor pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or similar legislation or regulations as in effect from time to time, with all such reductions allocated among all of the Certificates in proportion to their respective amounts of Accrued Certificate Interest payable on such Distribution Date which would have resulted absent such reductions. Any portion of the reductions described in the immediately preceding sentence that are allocated to the Class A-6 Certificates shall be allocated among the Subclasses thereof, if any, in proportion to their respective amounts of Accrued Certificates Interest payable on such Distribution Date which would have resulted absent such reductions. In addition to that portion of the reductions described in the second preceding sentence that are allocated to any Class of Class B Certificates or any Class of Class M Certificates, Accrued Certificate Interest on such Class of Class B Certificates or such Class of Class M Certificates will be reduced by the interest portion (adjusted to the Net Mortgage Rate) of Realized Losses that are allocated solely to such Class of Class B Certificates or such Class of Class M Certificates pursuant to Section 4.05.

      Adjusted Mortgage Rate: With respect to any Mortgage Loan and any date of determination, the Mortgage Rate borne by the related Mortgage Note, less the rate at which the related Subservicing Fee accrues.

     Advance: As to any Mortgage Loan, any advance made by the Master Servicer, pursuant to Section 4.04.

      Affiliate: With respect to any Person, any other Person controlling, controlled by or under common control with such first Person. For the purposes of this definition, "control" means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     Agreement: This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

      Amount Held for Future Distribution: As to any Distribution Date, the total of the amounts held in the Custodial Account at the close of business on the preceding Determination Date on account of (i) Liquidation Proceeds, Insurance Proceeds, Principal Prepayments, Mortgage Loan purchases made pursuant to Section 2.02, 2.03 or 2.04 and Mortgage Loan substitutions made pursuant to
Section 2.03 or 2.04 received or made in the month of such Distribution Date (other than such Liquidation Proceeds, Insurance Proceeds and purchases of Mortgage Loans that the Master Servicer has deemed to have been received in the preceding month in accordance with Section 3.07(b)) and (ii) payments which represent early receipt of scheduled payments of principal and interest due on a date or dates subsequent to the related Due Date.

      Appraised Value: As to any Mortgaged Property, the lesser of (i) the appraised value of such Mortgaged Property based upon the appraisal made at the time of the origination of the related Mortgage Loan, and (ii) the sales price of the Mortgaged Property at such time of origination, except in the case of a Mortgaged Property securing a refinanced or modified Mortgage Loan as to which it is either the appraised value determined above or the appraised value determined in an appraisal at the time of refinancing or modification, as the case may be.

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




      Assignment: An assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage Loan to the Trustee for the benefit of the Certificateholders, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law and accompanied by an Opinion of Counsel to that effect.

      Assignment Agreement: The Assignment and Assumption Agreement, dated February 26, 1998, between Residential Funding and the Company relating to the transfer and assignment of the Mortgage Loans.

      Assignment of Proprietary Lease: With respect to a Cooperative Loan, the assignment of the related Cooperative Lease from the Mortgagor to the originator of the Cooperative Loan.

      Available Distribution Amount: As to any Distribution Date, an amount equal to (a) the sum of (i) the amount relating to the Mortgage Loans on deposit in the Custodial Account as of the close of business on the immediately preceding Determination Date and amounts deposited in the Custodial Account in connection with the substitution of Qualified Substitute Mortgage Loans, (ii) the amount of any Advance made on the immediately preceding Certificate Account Deposit Date, (iii) any amount deposited in the Custodial Account pursuant to
Section 3.12(a) and (iv) any amount deposited in the Certificate Account pursuant to Section 4.07, reduced by (b) the sum as of the close of business on the immediately preceding Determination Date of (w) aggregate Foreclosure Profits, (x) the Amount Held for Future Distribution, and (y) amounts permitted to be withdrawn by the Master Servicer from the Custodial Account in respect of the Mortgage Loans pursuant to clauses (ii)-(x), inclusive, of Section 3.10(a).

      Bankruptcy Amount: As of any date of determination prior to the first anniversary of the Cut-off Date, an amount equal to the excess, if any, of (A) $2,809,545.00 over (B) the aggregate amount of Bankruptcy Losses allocated solely to one or more specific Classes of Certificates in accordance with
Section 4.05. As of any date of determination on or after the first anniversary of the Cut-off Date, an amount equal to the excess, if any, of (1) the lesser of
(a) the Bankruptcy Amount calculated as of the close of business on the Business Day immediately preceding the most recent anniversary of the Cut-off Date coinciding with or preceding such date of determination (or, if such date of determination is an anniversary of the Cut-off Date, the Business Day immediately preceding such date of determination) (for purposes of this definition, the "Relevant Anniversary") and (b) the greater of

              (A) the greater of (i) 0.0006 times the aggregate principal balance of all the Mortgage Loans in the Mortgage Pool as of the Relevant Anniversary having a Loan-to-Value Ratio at origination which exceeds 75% and (ii) $100,000; and (B) the greater of (i) the product of (x) an amount equal to the largest difference in the related Monthly Payment for any Non-Primary Residence Loan remaining in the Mortgage Pool which had an original Loan-to-Value Ratio of 80% or greater that would result if the Net Mortgage Rate thereof was equal to the weighted average (based on the principal balance of the Mortgage Loans as of the Relevant Anniversary) of the Net Mortgage Rates of all Mortgage Loans as of the Relevant Anniversary less 1.25% per annum, (y) a number equal to the weighted average remaining term to maturity, in months, of all Non-Primary Residence Loans remaining in the Mortgage Pool as of the Relevant
      Anniversary, and (z) one plus the quotient of the number of all Non-Primary Residence Loans remaining in the Mortgage Pool divided by the total number of Outstanding Mortgage Loans in the Mortgage Pool as of the Relevant Anniversary, and (ii) $50,000,

over (2) the aggregate amount of Bankruptcy Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the Relevant Anniversary.

      The Bankruptcy Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

      Bankruptcy Code:  The Bankruptcy Code of 1978, as amended.

      Bankruptcy Loss: With respect to any Mortgage Loan, a Deficient Valuation or Debt Service Reduction; provided, however, that neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a Bankruptcy Loss hereunder so long as the Master Servicer has notified the Trustee in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage
Loan are being advanced on a current basis by the Master Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

     Book-Entry Certificate: Any Certificate registered in the name of the Depository or its nominee.

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                                      4

      Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York, the State of Michigan, the State of California or the State of Illinois (and such other state or states in which the Custodial Account or the Certificate Account are at the time located) are required or authorized by law or executive order to be closed.

      Buydown Funds: Any amount contributed by the seller of a Mortgaged Property, the Company or other source in order to enable the Mortgagor to reduce the payments required to be made from the Mortgagor's funds in the early years of a Mortgage Loan. Buydown Funds are not part of the Trust Fund prior to deposit into the Custodial or Certificate Account.

      Buydown Mortgage Loan: Any Mortgage Loan as to which a specified amount of interest is paid out of related Buydown Funds in accordance with a related buydown agreement.

      Cash Liquidation: As to any defaulted Mortgage Loan other than a Mortgage Loan as to which an REO Acquisition occurred, a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds and other payments or cash recoveries which the Master Servicer reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

     Certificate: Any Class A Certificate, Class M Certificate, Class B Certificate or Class R Certificate.

      Certificate Account: The separate account or accounts created and maintained pursuant to Section 4.01, which shall be entitled "The First National Bank of Chicago, as trustee, in trust for the registered holders of Residential Funding Mortgage Securities I, Inc., Mortgage Pass-Through Certificates, Series 1998-S4" and which must be an Eligible Account.

     Certificate Account Deposit Date: As to any Distribution Date, the Business Day prior thereto.

      Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate Register, except that neither a Disqualified
Organization nor a Non-United States Person shall be a holder of a Class R Certificate for purposes hereof and, solely for the purpose of giving any consent or direction pursuant to this Agreement, any Certificate, other than a Class R Certificate registered in the name of the Company, the Master Servicer or any Subservicer or any Affiliate thereof shall be deemed not to be outstanding and the Percentage Interest or Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights necessary to effect any such consent or direction has been obtained. All references herein to "Holders" or "Certificateholders" shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and participating members thereof, except as otherwise specified herein; provided, however, that the Trustee shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register.

      Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate, as reflected on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent, if any, and otherwise on the books of a Depository Participant, if any, and otherwise on the books of the Depository.

      Certificate Principal Balance: With respect to each Class A Certificate (other than the Class A-6 Certificates) and Class R Certificate, on any date of determination, an amount equal to (i) the Initial Certificate Principal Balance of such Certificate as specified on the face thereof, minus (ii) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate (or any predecessor Certificate) and applied to reduce the Certificate Principal Balance or amount thereof pursuant to Section 4.02(a) and
(y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.05. With respect to each Class M Certificate, on any date of determination, an amount equal to (i) the Initial Certificate Principal Balance of such Class M Certificate as specified on the face thereof, minus (ii) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate (or any predecessor Certificate) and applied to reduce the Certificate Principal Balance thereof pursuant to Section 4.02(a) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.05; provided, that if the Certificate Principal Balances of the Class B Certificates have been reduced to zero, the Certificate Principal Balance of each Class M Certificate of those Class M Certificates outstanding with the highest numerical designation at any given time shall thereafter be calculated to equal the Percentage Interest evidenced by such Certificate times the excess, if any, of (A) the then aggregate Stated Principal Balance of the Mortgage Loans over (B) the then aggregate Certificate Principal Balance of all other Classes of Certificates then outstanding. With respect to each Class B Certificate, on any date of determination, an amount equal to (i) the Initial Certificate Principal Balance of such Class B Certificate as specified on the face thereof, minus (ii) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate (or any predecessor Certificate) and applied to reduce the Certificate Principal Balance thereof pursuant to Section 4.02(a) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.05; provided, that the Certificate Principal Balance of each Class B Certificate of those Class B Certificates outstanding with the highest numerical designation at any given time shall be calculated to equal the Percentage Interest evidenced by such Certificate times the excess, if any, of (A) the then aggregate Stated Principal Balance of the Mortgage Loans over (B) the then aggregate Certificate Principal Balance of

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                                      5
all other Classes of Certificates then outstanding. The Class A-6 Certificates (or any Subclass thereof) will have no Certificate Principal Balance.

     Certificate Register and Certificate Registrar: The register maintained and the registrar appointed pursuant to Section 5.02.

      Class: Collectively, all of the Certificates bearing the same designation. The initial Class A-6 Certificates and any Subclass thereof issued pursuant to
Section 5.01(c) shall be a single Class for purposes of this Agreement.

      Class A Certificate: Any one of the Class A-1, Class A-2, Class A-3, Class A-4 , Class A-5 or Class A-6 Certificates, each such Certificate (other than the Class A-6 Certificates) evidencing an interest designated as a "regular interest" in the Trust Fund for purposes of the REMIC Provisions and, in each case executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A each such Certificate (other than the Class A-6 Certificates) evidencing an interest designated as a "regular interest" in the Trust Fund for purposes of the REMIC Provisions. The Class A-6 Certificates will represent the entire beneficial ownership interest in the Uncertificated REMIC Regular Interests. On and after the date of issuance of any Subclass of Class A-6 Certificates pursuant to Section 5.01(c), any such Subclass will represent the Uncertificated REMIC Regular Interest or Interests specified by the Initial Holder of the Class A-6 Certificates.

      Class A-5 Collection Shortfall: With respect to the Cash Liquidation or REO Disposition of a Discount Mortgage Loan and any Distribution Date, the excess of the amount described in Section 4.02(b)(i)(C)(1) over the amount described in Section 4.02(b)(i)(C)(2).

     Class A-5 Principal Distribution Amount: As defined in Section 4.02(b)(i).

      Class B Certificate: Any one of the Class B-1 Certificates, Class B-2 Certificates or Class B-3 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit C and evidencing an interest designated as a "regular interest" in the Trust Fund for purposes of the REMIC Provisions.

     Class B Percentage: The Class B-1 Percentage, Class B-2 Percentage and Class B-3 Percentage.

      Class B-1 Percentage: With respect to any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class B-1 Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

      Class B-1 Prepayment Distribution Trigger: With respect to any Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of the Class B-1 Certificates, Class B-2 Certificates and Class B-3 Certificates immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to 0.75%.

      Class B-2 Percentage: With respect to any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class B-2 Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

      Class B-2 Prepayment Distribution Trigger: With respect to any Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of the Class B-2 Certificates and Class B-3 Certificates immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to 0.30%.

      Class B-3 Percentage: With respect to any Distribution Date, a fraction expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class B-3 Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

      Class B-3 Prepayment Distribution Trigger: With respect to any Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of the Class B-3 Certificates immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to 0.15%.


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                                      6

      Class M Certificate: Any one of the Class M-1 Certificates, Class M-2 Certificates or Class M-3 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B and evidencing an interest designated as a "regular interest" in the Trust Fund for purposes of the REMIC Provisions.

     Class M Percentage: The Class M-1 Percentage, Class M-2 Percentage and Class M-3 Percentage.

      Class M-1 Percentage: With respect to any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class M-1 Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

      Class M-2 Percentage: With respect to any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class M-2 Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

      Class M-2 Prepayment Distribution Trigger: With respect to any Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of the Class M-2 Certificates, Class M-3 Certificates, Class B-1 Certificates, Class B-2 Certificates and Class B-3 Certificates immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to 1.25%.

      Class M-3 Percentage: With respect to any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class M-3 Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

      Class M-3 Prepayment Distribution Trigger: With respect to any Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of the Class M-3 Certificates, Class B-1 Certificates, Class B-2 Certificates and Class B-3 Certificates immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to 1.00%.

      Class R Certificate: Any one of the Class R Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit D and evidencing an interest designated as a "residual interest" in the Trust Fund for purposes of the REMIC Provisions.

      Closing Date: February 26, 1998.

      Code:  The Internal Revenue Code of 1986.

      Compensating Interest: With respect to any Distribution Date, an amount equal to Prepayment Interest Shortfalls resulting from Principal Prepayments in Full during the related Prepayment Period, but not more than the lesser of (a) one-twelfth of 0.125% of the Stated Principal Balance of the Mortgage Loans immediately preceding such Distribution Date and (b) the sum of the Servicing Fee, all income and gain on amounts held in the Custodial Account and the Certificate Account and payable to the Certificateholders with respect to such Distribution Date and servicing compensation to which the Master Servicer may be entitled pursuant to Section 3.10(a)(v) and (vi); provided that for purposes of this definition the amount of the Servicing Fee will not be reduced pursuant to
Section 7.02 except as may be required pursuant to the last sentence of such Section.

      Cooperative: A private, cooperative housing corporation organized under the laws of, and headquartered in, the State of New York which owns or leases land and all or part of a building or buildings located in the State of New York, including apartments, spaces used for commercial purposes and common areas therein and whose board of directors authorizes, among other things, the sale of Cooperative Stock.

      Cooperative Apartment: A dwelling unit in a multi-dwelling building owned or leased by a Cooperative, which unit the Mortgagor has an exclusive right to occupy pursuant to the terms of a proprietary lease or occupancy agreement.

      Cooperative Lease: With respect to a Cooperative Loan, the proprietary lease or occupancy agreement with respect to the Cooperative Apartment occupied by the Mortgagor and relating to the related Cooperative Stock, which lease or agreement confers an exclusive right to the holder of such Cooperative Stock to occupy such apartment.


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



      Cooperative Loans: Any of the Mortgage Loans made in respect of a Cooperative Apartment, evidenced by a Mortgage Note and secured by (i) a Security Agreement, (ii) the related Cooperative Stock Certificate, (iii) an assignment of the Cooperative Lease, (iv) financing statements and (v) a stock power (or other similar instrument), and ancillary thereto, a recognition agreement between the Cooperative and the originator of the Cooperative Loan, each of which was transferred and assigned to the Trustee pursuant to Section
2.01 and are from time to time held as part of the Trust Fund.

     Cooperative   Stock:  With  respect  to  a  Cooperative  Loan,  the  single outstanding class of stock, partnership interest or other ownership instrument in the related Cooperative.

     Cooperative Stock Certificate: With respect to a Cooperative Loan, the stock certificate or other instrument evidencing the related Cooperative Stock.

      Corporate Trust Office: The principal office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this instrument is located at One First National Plaza, Suite 0126, Chicago, Illinois 60670-0126, Attention: Residential Funding Corporation Series 1997-S20.

     Credit Support Depletion Date: The first Distribution Date on which the Senior Percentage equals 100%.

     Curtailment: Any Principal Prepayment made by a Mortgagor which is not a Principal Prepayment in Full.

      Custodial Account: The custodial account or accounts created and maintained pursuant to Section 3.07 in the name of a depository institution, as custodian for the holders of the Certificates, for the holders of certain other interests in mortgage loans serviced or sold by the Master Servicer and for the Master Servicer, into which the amounts set forth in Section 3.07 shall be deposited directly.
Any such account or accounts shall be an Eligible Account.

      Custodial Agreement: An agreement that may be entered into among the Company, the Master Servicer, the Trustee and a Custodian in substantially the form of Exhibit E hereto.

      Custodian:  A custodian appointed pursuant to a Custodial Agreement.

      Cut-off Date: February 1, 1998.

      Cut-off Date Principal Balance: As to any Mortgage Loan, the unpaid principal balance thereof at the Cut-off Date after giving effect to all installments of principal due on or prior thereto, whether or not received.

      DCR: Duff & Phelps Credit Rating Co., or its successor in interest.

      Debt Service Reduction: With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

      Defaulted Mortgage Loss: With respect to any Mortgage Loan, any loss that is attributable to the Mortgagor's failure to make any payment of principal or interest as required under the Mortgage Note, except that such loss shall not include any Special Hazard Loss, Fraud Loss, Bankruptcy Loss, Extraordinary Loss or other loss resulting from damage to the related Mortgaged Property.

      Deficient Valuation: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly Payment that constitutes a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

      Definitive Certificate:  Any definitive, fully registered Certificate.

     Deleted Mortgage Loan: A Mortgage Loan replaced or to be replaced with a Qualified Substitute Mortgage Loan.

      Depository: The Depository Trust Company, or any successor Depository hereafter named. The nominee of the initial Depository for purposes of registering those Certificates that are to be Book-Entry Certificates is Cede & Co. The Depository shall at all times be a "clearing corporation" as defined in
Section 8-102(3) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended.

      Depository  Participant:   A  broker,  dealer,  bank  or  other  financial
institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

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                                      8

     Destroyed Mortgage Note: A Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

      Determination Date: With respect to any Distribution Date, the 20th day (or if such 20th day is not a Business Day, the Business Day immediately following such 20th day) of the month of the related Distribution Date.

      Discount Fraction: With respect to each Discount Mortgage Loan, the fraction expressed as a percentage, the numerator of which is 6.50% minus the Net Mortgage Rate (or the initial Net Mortgage Rate with respect to any Discount Mortgage Loans as to which the Mortgage Rate is modified pursuant to 3.07(a)) for such Mortgage Loan and the denominator of which is 6.50%. The Discount Fraction with respect to each Discount Mortgage Loan is set forth on Exhibit P attached hereto.

      Discount Mortgage Loan: Any Mortgage Loan having a Net Mortgage Rate (or the initial Net Mortgage Rate) of less than 6.50% per annum and any Mortgage Loan deemed to be a Discount Mortgage Loan pursuant to the definition of Qualified Substitute Mortgage Loan.

      Disqualified Organization: Any organization defined as a "disqualified organization" under Section 860E(e)(5) of the Code, which includes any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for the FHLMC, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code, (v) any "electing partnership" as defined in Section 775(a) of the Code and (vi) any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership Interest in a Class R Certificate by such Person may cause the Trust Fund or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the transfer of an Ownership Interest in a Class R Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

      Distribution Date: The 25th day of any month beginning in the month immediately following the month of the initial issuance of the Certificates or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day.

     Due Date: With respect to any Distribution Date, the first day of the month in which such Distribution Date occurs.

      Due Period: With respect to any Distribution Date, the period commencing on the second day of the month preceding the month of such Distribution Date and ending on the related Due Date.

      Eligible Account: An account that is any of the following: (i) maintained with a depository institution the debt obligations of which have been rated by each Rating Agency in its highest rating available, or (ii) an account or accounts in a depository institution in which such accounts are fully insured to the limits established by the FDIC, provided that any deposits not so insured shall, to the extent acceptable to each Rating Agency, as evidenced in writing, be maintained such that (as evidenced by an Opinion of Counsel delivered to the Trustee and each Rating Agency) the registered Holders of Certificates have a claim with respect to the funds in such account or a perfected first security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, or (iii) in the case of the Custodial Account, either (A) a trust account or accounts maintained in the corporate trust department of The First National Bank of Chicago or (B) an account or accounts maintained in the corporate asset services department of The First National Bank of Chicago, as long as its short term debt obligations are rated P-1 (or the equivalent) or better by each Rating Agency and its long term debt obligations are rated A2 (or the equivalent) or better, by each Rating Agency, or (iv) in the case of the Certificate Account, a trust account or accounts maintained in the corporate trust division of The First National Bank of Chicago, or (v) an account or accounts of a depository institution acceptable to each Rating Agency (as evidenced in writing by each Rating Agency that use of any such account as the Custodial Account or the Certificate Account will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency).

      Eligible Funds: On any Distribution Date, the portion, if any, of the Available Distribution Amount remaining after reduction by the sum of (i) the aggregate amount of Accrued Certificate Interest on the Class A and Class R Certificates, (ii) the Senior Principal Distribution Amount (determined without regard to Section 4.02(a)(ii)(Y)(D) hereof), (iii) the Class A-5 Principal Distribution Amount (determined without regard to Section 4.02(b)(i)(E) hereof) and (iv) the aggregate amount of Accrued Certificate Interest on the Class M, Class B-1 and Class B-2 Certificates.



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                                      9

      ERISA: The Employment Retirement Income Security Act of 1974, as amended.

      Event of Default:  As defined in Section 7.01.

     Excess Bankruptcy Loss: Any Bankruptcy Loss, or portion thereof, which exceeds the then applicable Bankruptcy Amount.

     Excess Fraud Loss: Any Fraud Loss, or portion thereof, which exceeds the then applicable Fraud Loss Amount.

     Excess Special Hazard Loss: Any Special Hazard Loss, or portion thereof, that exceeds the then applicable Special Hazard Amount.

      Excess Subordinate Principal Amount: With respect to any Distribution Date on which the Certificate Principal Balance of the most subordinate class or classes of Certificates (as established in Section 4.05 hereof) then outstanding is to be reduced to zero and on which Realized Losses are to be allocated to such class or classes, the excess, if any, of (i) the amount that would otherwise be distributable in respect of principal on such class or classes of Certificates on such Distribution Date over (ii) the excess, if any, of the Certificate Principal Balance of such class or classes of Certificates immediately prior to such Distribution Date over the aggregate amount of Realized Losses to be allocated to such classes of Certificates on such Distribution Date, as reduced by any such amount that is included in Section 4.02(b)(i)(E) hereof.

      Extraordinary Events: Any of the following conditions with respect to a Mortgaged Property or Mortgage Loan causing or resulting in a loss which causes the liquidation of such Mortgage Loan:

              (a) losses that are of the type that would be covered by the fidelity bond and the errors and omissions insurance policy required to be maintained pursuant to Section 3.12(b) but are in excess of the coverage maintained thereunder;

              (b) nuclear reaction or nuclear radiation or radioactive contamination, all whether controlled or uncontrolled, and whether such loss be direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by the definition of the term "Special Hazard Loss";

              (c) hostile or warlike action in time of peace or war, including action in hindering, combating or defending against an actual, impending or expected attack:

                    1. by any government or sovereign power, de jure or de facto, or by any authority maintaining or using military, naval or air forces; or

                    2.   by military, naval or air forces; or

                    3. by an agent of any such government,  power,  authority or forces;

              (d) any weapon of war employing atomic fission or radioactive force whether in time of peace or war; or

              (e) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority; or risks of contraband or illegal transportation or trade.

     Extraordinary Losses: Any loss incurred on a Mortgage Loan caused by or resulting from an Extraordinary Event.

      FDIC:  Federal Deposit Insurance Corporation or any successor thereto.

      FHLMC: Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

      Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates will be made pursuant to Section
9.01 which Final Distribution Date shall in no event be later than the end of the 90-day liquidation period described in Section 9.02.

      FNMA: Federal National Mortgage Association, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.


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                                      10

      Foreclosure Profits: As to any Distribution Date or related Determination Date and any Mortgage Loan, the excess, if any, of Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of all amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of each Mortgage Loan or REO Property for which a Cash Liquidation or REO Disposition occurred in the related Prepayment Period over the sum of the unpaid principal balance of such Mortgage Loan or REO Property (determined, in the case of an REO Disposition, in accordance with Section 3.14) plus accrued and unpaid interest at the Mortgage Rate on such unpaid principal balance from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month in which such Cash Liquidation or REO Disposition occurred.

      Fraud Loss Amount: As of any date of determination after the Cut-off Date, an amount equal to: (Y) prior to the third anniversary of the Cut-off Date an amount equal to 1.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the Cut-off Date minus the aggregate amount of Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the Cut-off Date up to such date of determination and (Z) from the third to the fifth anniversary of the Cut-off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and (b) 0.50% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-off Date minus (2) the Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the most recent anniversary of the Cut-off Date up to such date of determination. On and after the fifth anniversary of the Cut-off Date the Fraud Loss Amount shall be zero.

      The Fraud Loss Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

     Fraud Losses: Losses on Mortgage Loans as to which there was fraud in the origination of such Mortgage Loan.

      Independent: When used with respect to any specified Person, means such a Person who (i) is in fact independent of the Company, the Master Servicer and the Trustee, or any Affiliate thereof, (ii) does not have any direct financial interest or any material indirect financial interest in the Company, the Master Servicer or the Trustee or in an Affiliate thereof, and (iii) is not connected with the Company, the Master Servicer or the Trustee as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

      Indirect Depository Participant: An institution that is not a Depository Participant but clears through or maintains a custodial relationship with Participants and has access to the Depository's clearing system.

      Initial Certificate Principal Balance: With respect to each Class of Certificates, the Certificate Principal Balance of such Class of Certificates as of the Cut-off Date as set forth in the Preliminary Statement hereto.

      Initial Notional Amount: With respect to any Class A-6 Certificates, the Cut-off Date Principal Balance of the Mortgage Loans corresponding to the Uncertificated REMIC Regular Interests represented by such Class A-6 Certificates.

      Initial Monthly Payment Fund:  As defined in Section 2.01(f).

      Insurance Proceeds: Proceeds paid in respect of the Mortgage Loans pursuant to any Primary Insurance Policy or any other related insurance policy covering a Mortgage Loan, to the extent such proceeds are payable to the mortgagee under the Mortgage, any Subservicer, the Master Servicer or the Trustee and are not applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures that the Master Servicer would follow in servicing mortgage loans held for its own account.

     Insurer: Any named insurer under any Primary Insurance Policy or any successor thereto or the named insurer in any replacement policy.

      Interest Accrual Period: With respect to any Certificate, and any Distribution Date, the calendar month preceding the month in which such Distribution Date occurs. Notwithstanding the foregoing, the distributions of interest on any Distribution Date and the calculation of Accrued Certificate Interest for all Classes of Certificates will reflect interest accrued, and receipts with respect thereto, on the Mortgage Loans for the preceding calendar month, as may be reduced in accordance with the definition of Accrued Certificate Interest.

      Late Collections: With respect to any Mortgage Loan, all amounts received during any Due Period, whether as late payments of Monthly Payments or as Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late payments or collections of Monthly Payments due but delinquent for a previous Due Period and not previously recovered.

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                                      11

      Liquidation Proceeds: Amounts (other than Insurance Proceeds) received by the Master Servicer in connection with the taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or in connection with the liquidation of a defaulted Mortgage Loan through trustee's sale, foreclosure sale or otherwise, other than REO Proceeds.

      Loan-to-Value Ratio: As of any date, the fraction, expressed as a percentage, the numerator of which is the current principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

     Lockout Distribution Percentage: With respect to any Distribution Date, the percentage indicated below:


                                                        Lockout
          Distribution Date                     Distribution Percentage

March 1998 through
February 2003.........................                    0%

March 2003 through
February 2004.........................                    30%

March 2004 through
February 2005.........................                    40%

March 2005 through
February 2006.........................                    60%

March 2006 through
February 2007.........................                    80%


March 2007 and
thereafter............................  100%



      Maturity Date: The latest possible  maturity date,  solely for purposes of
Section 1.860G-1(a)(4)(iii) of the Treasury regulations, by which the Certificate Principal Balance of each Class of Certificates (other than the Class A-6 Certificates and the Uncertificated REMIC Regular Interests which have no Certificate Principal Balance) representing a regular interest in the Trust Fund would be reduced to zero, which is February 25, 2013, the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan.

     Modified Mortgage Loan: Any Mortgage Loan that has been the subject of a Servicing Modification.

      Modified Net Mortgage Rate: As to any Mortgage Loan that is the subject of a Servicing Modification, the Net Mortgage Rate minus the rate per annum by which the Mortgage Rate on such Mortgage Loan was reduced.

      Monthly Payment: With respect to any Mortgage Loan (including any REO Property) and any Due Date, the payment of principal and interest due thereon in accordance with the amortization schedule at the time applicable thereto (after adjustment, if any, for Curtailments and for Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule by reason of any bankruptcy, other than a Deficient Valuation, or similar proceeding or any moratorium or similar waiver or grace period and before any Servicing Modification that constitutes a reduction of the interest rate on such Mortgage Loan).

      Moody's:  Moody's Investors Service, Inc., or its successor in interest.

      Mortgage: With respect to each Mortgage Note related to a Mortgage Loan which is not a Cooperative Loan, the mortgage, deed of trust or other comparable instrument creating a first lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note.

      Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.


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                                      12

      Mortgage Loan Schedule: The list of the Mortgage Loans attached hereto as Exhibit F (as amended from time to time to reflect the addition of Qualified Substitute Mortgage Loans), which list shall set forth at a minimum the following information as to each Mortgage Loan:

      (i)           the Mortgage Loan identifying number ("RFC LOAN #");

      (ii) the street address of the Mortgaged Property including state and zip code ("ADDRESS");

      (iii)         the maturity of the Mortgage Note ("MATURITY DATE");

      (iv)          the Mortgage Rate ("ORIG RATE");

      (v)           the Subservicer pass-through rate ("CURR NET");

      (vi)          the Net Mortgage Rate ("NET MTG RT");

      (vii)         the Pool Strip Rate ("SPREAD");

     (viii) the initial scheduled monthly payment of principal, if any, and interest ("ORIGINAL P & I");

      (ix)          the Cut-off Date Principal Balance ("PRINCIPAL BAL");

      (x)           the Loan-to-Value Ratio at origination ("LTV");

      (xi) the rate at which the Subservicing Fee accrues ("SUBSERV FEE") and at which the Servicing Fee accrues ("MSTR SERV FEE");

      (xii) a code "T," "BT" or "CT" under the column "LN FEATURE," indicating that the Mortgage Loan is secured by a second or vacation residence; and

      (xiii) a code "N" under the column "OCCP CODE," indicating that the Mortgage Loan is secured by a non-owner occupied residence.

Such schedule may consist of multiple reports that collectively set forth all of the information required.

      Mortgage Loans: Such of the mortgage loans transferred and assigned to the Trustee pursuant to Section 2.01 as from time to time are held or deemed to be held as a part of the Trust Fund, the Mortgage Loans originally so held being identified in the initial Mortgage Loan Schedule, and Qualified Substitute Mortgage Loans held or deemed held as part of the Trust Fund including, without limitation, (i) with respect to each Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate, Cooperative Lease and Mortgage File and all rights appertaining thereto, and (ii) with respect to each Mortgage Loan other than a Cooperative Loan, each related Mortgage Note, Mortgage and Mortgage File and all rights appertaining thereto.

      Mortgage  Note:  The  originally   executed  note  or  other  evidence  of
indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with any modification thereto.

     Mortgage Rate: As to any Mortgage Loan, the interest rate borne by the related Mortgage Note, or any modification thereto other than a Servicing Modification.

      Mortgaged Property:  The underlying real property securing a Mortgage
Loan.

      Mortgagor:  The obligor on a Mortgage Note.

      Net Mortgage Rate: As to each Mortgage Loan, a per annum rate of interest equal to the Adjusted Mortgage Rate less the per annum rate at which the Servicing Fee is calculated.

     Non-Discount Mortgage Loan: A Mortgage Loan that is not a Discount Mortgage Loan.

     Non-Primary Residence Loans: The Mortgage Loans designated as secured by second or vacation residences, or by non-owner occupied residences, on the Mortgage Loan Schedule.


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                                      13

      Non-United States Person:  Any Person other than a United States Person.

      Nonrecoverable Advance: Any Advance previously made or proposed to be made by the Master Servicer in respect of a Mortgage Loan (other than a Deleted Mortgage Loan) which, in the good faith judgment of the Master Servicer, will not, or, in the case of a proposed Advance, would not, be ultimately recoverable by the Master Servicer from related Late Collections, Insurance Proceeds, Liquidation Proceeds, REO Proceeds or amounts reimbursable to the Master Servicer pursuant to Section 4.02(a) hereof. The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance would constitute a Nonrecoverable Advance, shall be evidenced by an Officers' Certificate delivered to the Company and the Trustee.

     Nonsubserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is not subject to a Subservicing Agreement.

      Notional Amount: As of any Distribution Date, with respect to the Class A-6 Certificates, the aggregate Stated Principal Balance of the Mortgage Loans corresponding to the Uncertificated REMIC Regular Interests Pool Strip Rates represented by such Class A-6 Certificate immediately prior to such date.

      Officers' Certificate: A certificate signed by the Chairman of the Board, the President or a Vice President or Assistant Vice President, or a Director or Managing Director, and by the Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant Secretaries of the Company or the Master Servicer, as the case may be, and delivered to the Trustee, as required by this Agreement.

      Opinion of Counsel: A written opinion of counsel acceptable to the Trustee and the Master Servicer, who may be counsel for the Company or the Master Servicer, provided that any opinion of counsel (i) referred to in the definition of "Permitted Transferee" or (ii) relating to the qualification of the Trust Fund as a REMIC or compliance with the REMIC Provisions must, unless otherwise specified, be an opinion of Independent counsel.

      Original Senior Percentage: The fraction, expressed as a percentage, the numerator of which is the aggregate Initial Certificate Principal Balance of the Senior Certificates (other than the Class A-5 Certificates) and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans (other than the Discount Fraction of the Discount Mortgage Loans), which is approximately 98.00% as of the Closing Date.

      Outstanding Mortgage Loan: As to any Due Date, a Mortgage Loan (including an REO Property) which was not the subject of a Principal Prepayment in Full, Cash Liquidation or REO Disposition and which was not purchased, deleted or substituted for prior to such Due Date pursuant to Section 2.02, 2.03 or 2.04.

      Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

      Pass-Through Rate: With respect to the Class A Certificates (other than the Class A-5 Certificates and Class A-6 Certificates), Class M Certificates, Class B Certificates and Class R Certificates and any Distribution Date, the per annum rate set forth in the Preliminary Statement hereto. With respect to the Class A-6 Certificates (other than any Subclass thereof) and any Distribution Date, a rate equal to the weighted average, expressed as a percentage, of the Pool Strip Rates of all Mortgage Loans as of the Due Date in the month next preceding the month in which such Distribution Date occurs, weighted on the basis of the respective Stated Principal Balances of such Mortgage Loans, which Stated Principal Balances shall be the Stated Principal Balances of such Mortgage Loans at the close of business on the immediately preceding Distribution Date after giving effect to distributions thereon allocable to principal to the Holders of the Certificates. With respect to the Class A-6 Certificates and the initial Distribution Date, the Pass-Through Rate is equal to 0.4912% per annum. With respect to any Subclass of the Class A-6 Certificate and any Distribution Date, a rate equal to the weighted average, expressed as a percentage, of the Pool Strip Rates of all Mortgage Loans corresponding to the Uncertificated REMIC Regular Interests represented by such Subclass as of the Due Date in the month next preceding the month in which such Distribution Date occurs, weighted on the basis of the respective Stated Principal Balances of such Mortgage Loans, which Stated Principal Balances shall be the Stated Principal Balances of such Mortgage Loans at the close of business on the immediately preceding Distribution Date after giving effect to distributions thereon allocable to principal to the Holder of such Certificate (or with respect to the initial Distribution Date, at the close of business on the Cut-off Date). The Class A-5 Certificates have no Pass-Through Rate and are not entitled to Accrued Certificate Interest.

     Paying Agent: The First National Bank of Chicago or any successor Paying Agent appointed by the Trustee.

      Percentage Interest: With respect to any Certificate (other than a Class R Certificate), the undivided percentage ownership interest in the related Class evidenced by such Certificate, which percentage ownership interest shall be equal to the Initial Certificate Principal Balance thereof or Initial Notional Amount thereof (in the case of any Class A-6 Certificates) divided by the aggregate Initial Certificate Principal Balance or Initial Notional Amount, as applicable, of all of the Certificates of the same Class. With respect to a

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                                      14

Class R Certificate, the interest in distributions to be made with respect to such Class evidenced thereby, expressed as a percentage, as stated on the face of each such Certificate.

      Permitted Investments:  One or more of the following:

              (i) obligations of or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

              (ii) repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof, provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating available;

              (iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign depository institution or trust company; provided that the debt obligations of such depository institution or trust company (or, if the only Rating Agency is Standard & Poor's, in the case of the principal depository institution in a depository institution holding company, debt obligations of the depository institution holding company) at the date of acquisition thereof have been rated by each Rating Agency in its highest short-term rating available; and provided further that, if the only Rating Agency is Standard & Poor's and if the depository or trust company is a principal subsidiary of a bank holding company and the debt obligations of such subsidiary are not separately rated, the applicable rating shall be that of the bank holding company; and, provided further that, if the original maturity of such short-term obligations of a domestic branch of a foreign depository institution or trust company shall exceed 30 days, the short-term rating of such institution shall be A-1+ in the case of Standard & Poor's if Standard & Poor's is the Rating Agency;

              (iv) commercial paper (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in its highest short-term rating available; provided that such commercial paper shall have a remaining maturity of not more than 30 days;

              (v) a money market fund or a qualified investment fund rated by each Rating Agency in its highest long-term rating available; and

              (vi) other obligations or securities that are acceptable to each Rating Agency as a Permitted Investment hereunder and will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency, as evidenced in writing;

provided, however, that no instrument shall be a Permitted Investment if it represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations. References herein to the highest rating available on unsecured long-term debt shall mean AAA in the case of Standard & Poor's and DCR, and Aaa in the case of Moody's, and references herein to the highest rating available on unsecured commercial paper and short-term debt obligations shall mean A-1 in the case of Standard & Poor's, P-1 in the case of Moody's and either A-1 by Standard & Poor's, P-1 by Moody's or D-1 by DCR in the case of DCR.

      Permitted Transferee: Any Transferee of a Class R Certificate, other than a Disqualified Organization, any "electing large partnership" as defined in
Section 775(a) of the Code, or a Non-United States Person.

      Person:   Any  individual,   corporation,   partnership,   joint  venture,
association,   joint-stock  company,  trust,   unincorporated   organization  or
government or any agency or political subdivision thereof.

      Pool Stated Principal Balance: As to any date of determination, the aggregate of the Stated Principal Balances of each Mortgage Loan that was an Outstanding Mortgage Loan on the Due Date in the month preceding the month of such date of determination.

      Pool Strip Rate: With respect to each Mortgage Loan, a per annum rate equal to the excess, if any, of (a) the Net Mortgage Rate of such Mortgage Loan on the Cut-off Date over (b) 6.50% per annum (but not less than 0.00% per annum).


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



      Prepayment Assumption: A prepayment assumption of 265% of the standard prepayment assumption, used for determining the accrual of original issue discount and market discount and premium on the Certificates for federal income tax purposes. The standard prepayment assumption assumes a constant rate of prepayment of mortgage loans of 0.20% per annum of the then outstanding principal balance of such mortgage loans in the first month of the life of the mortgage loans, increasing by an additional 0.20% per annum in each succeeding month until the thirtieth month, and a constant 6% per annum rate of prepayment thereafter for the life of the mortgage loans.

      Prepayment Distribution Percentage: With respect to any Distribution Date and each Class of Class M Certificates and Class B Certificates, under the applicable circumstances set forth below, the respective percentages set forth below:

      (i) For any Distribution Date prior to the Distribution Date in March 2003 (unless the Certificate Principal Balances of the Class A Certificates, other than the Class A-5 Certificates, have been reduced to zero), 0%.

      (ii) For any Distribution Date on which any Class of Class M or Class B Certificates are outstanding not discussed in clause (i) above:

                    (a) in the case of the  Class of Class M  Certificates  then outstanding with the lowest numerical designation, or in the event the Class M Certificates are no longer outstanding, the Class of Class B Certificates then outstanding with the lowest numerical designation and each other Class of Class M Certificates and Class B Certificates for which the related Prepayment Distribution Trigger has been satisfied, a fraction, expressed as a percentage, the numerator of which is the Certificate Principal Balance of such Class immediately prior to such date and the denominator of which is the sum of the Certificate Principal Balances immediately prior to such date of (1) the Class of Class M Certificates then outstanding with the lowest numerical designation, or in the event the Class M Certificates are no longer outstanding, the Class of Class B Certificates then outstanding with the lowest numerical designation and (2) all other Classes of Class M Certificates and Class B Certificates for which the respective Prepayment Distribution Triggers have been satisfied; and

                    (b) in the case of each other Class of Class M  Certificates and Class B Certificates for which the Prepayment Distribution Triggers have not been satisfied, 0%; and

          (iii)Notwithstanding the foregoing, if the application of the foregoing percentages on any Distribution Date as provided in
               Section 4.02 (determined without regard to the proviso to the definition of "Subordinate Principal Distribution Amount") would result in a distribution in respect of principal of any Class or Classes of Class M Certificates and Class B Certificates in an amount greater than the remaining Certificate Principal Balance thereof (any such class, a "Maturing Class"), then: (a) the Prepayment Distribution Percentage of each Maturing Class shall be reduced to a level that, when applied as described above, would exactly reduce the Certificate Principal Balance of such Class to zero; (b) the Prepayment Distribution Percentage of each other Class of Class M Certificates and Class B Certificates (any such Class, a "Non-Maturing Class") shall be recalculated in accordance with the provisions in paragraph (ii) above, as if the Certificate Principal Balance of each Maturing Class had been reduced to zero (such percentage as recalculated, the "Recalculated Percentage"); (c) the total amount of the reductions in the Prepayment Distribution Percentages of the Maturing Class or Classes pursuant to clause (a) of this sentence, expressed as an aggregate percentage, shall be allocated among the Non-Maturing Classes in proportion to their respective Recalculated Percentages (the portion of such aggregate reduction so allocated to any Non-Maturing Class, the "Adjustment Percentage"); and (d) for purposes of such Distribution Date, the Prepayment Distribution Percentage of each Non-Maturing Class shall be equal to the sum of (1) the Prepayment Distribution Percentage thereof, calculated in accordance with the provisions in paragraph (ii) above as if the Certificate Principal Balance of each Maturing Class had not been reduced to zero, plus (2) the related Adjustment Percentage.

     Prepayment Distribution Trigger: The Class M-2 Prepayment Distribution Trigger, Class M-3 Prepayment Distribution Trigger, Class B-1 Prepayment Distribution Trigger, Class B-2 Prepayment Distribution Trigger or Class B-3 Prepayment Distribution Trigger.

      Prepayment Interest Shortfall: As to any Distribution Date and any Mortgage Loan (other than a Mortgage Loan relating to an REO Property) that was the subject of (a) a Principal Prepayment in Full during the related Prepayment Period, an amount equal to the excess of one month's interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage
Loan) on the Stated Principal Balance of such Mortgage Loan over the amount of interest (adjusted to the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan)) paid by the Mortgagor for such Prepayment Period to the date of such Principal Prepayment in Full or (b) a Curtailment during the prior calendar month, an amount equal to one month's interest at the Net Mortgage Rate on the amount of such Curtailment.


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



     Prepayment Period: As to any Distribution Date, the calendar month preceding the month of distribution.

     Primary  Insurance  Policy:   Each  primary  policy  of  mortgage  guaranty
insurance or any replacement policy therefor referred to in Section 2.03(b)(iv) and (v).

      Principal Prepayment: Any payment of principal or other recovery on a Mortgage Loan, including a recovery that takes the form of Liquidation Proceeds or Insurance Proceeds, which is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest representing scheduled interest on such payment due on any date or dates in any month or months subsequent to the month of prepayment.

     Principal Prepayment in Full: Any Principal Prepayment made by a Mortgagor of the entire principal balance of a Mortgage Loan.

      Program Guide: Collectively, the Seller Guide and the Servicer Guide for Residential Funding's mortgage loan purchase and conduit servicing program and all supplements and amendments thereto published by Residential Funding from time to time.

      Purchase Price: With respect to any Mortgage Loan (or REO Property) required to be or otherwise purchased on any date pursuant to Section 2.02, 2.03, 2.04 or 4.07, an amount equal to the sum of (i) 100% of the Stated Principal Balance thereof plus the principal portion of any related unreimbursed Advances and (ii) unpaid accrued interest at the Adjusted Mortgage Rate (or Modified Net Mortgage rate plus the rate per annum at which the Servicing Fee is calculated in the case of a Modified Mortgage Loan) (or at the Net Mortgage Rate (or Modified Net Mortgage rate plus the rate per annum at which the Servicing Fee is calculated in the case of a Modified Mortgage Loan) in the case of a purchase made by the Master Servicer) on the Stated Principal Balance thereof to the first day of the month following the month of purchase from the Due Date to which interest was last paid by the Mortgagor.

      Qualified Substitute Mortgage Loan: A Mortgage Loan substituted by Residential Funding or the Company for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in an Officers' Certificate delivered to the Trustee, (i) have an outstanding principal balance, after deduction of the principal portion of the monthly payment due in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate outstanding principal balance, after such deduction), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan (the amount of any shortfall to be deposited by Residential Funding in the Custodial Account in the month of substitution); (ii) have a Mortgage Rate and a Net Mortgage Rate no lower than and not more than 1% per annum higher than the Mortgage Rate and Net Mortgage Rate, respectively, of the Deleted Mortgage Loan as of the date of substitution; (iii) have a Loan-to-Value Ratio at the time of substitution no higher than that of the Deleted Mortgage Loan at the time of substitution; (iv) have a remaining term to stated maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan; (v) comply with each representation and warranty set forth in Sections 2.03 and 2.04 hereof and Section 4 of the Assignment Agreement; and
(vi) have a Pool Strip Rate equal to or greater than that of the Deleted Mortgage Loan. Notwithstanding any other provisions herein, (x) with respect to any Qualified Substitute Mortgage Loan substituted for a Deleted Mortgage Loan which was a Discount Mortgage Loan, such Qualified Substitute Mortgage Loan shall be deemed to be a Discount Mortgage Loan and to have a Discount Fraction equal to the Discount Fraction of the Deleted Mortgage Loan and (y) in the event that the "Pool Strip Rate" of any Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Pool Strip Rate" is greater than the Pool Strip Rate of the related Deleted Mortgage Loan (i) the Pool Strip Rate of such Qualified Substitute Mortgage Loan shall be equal to the Pool Strip Rate of the related Deleted Mortgage Loan for purposes of calculating the Pass-Through Rate for the Class A-6 Certificates and (ii) the excess of the Pool Strip Rate on such Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Pool Strip Rate" over the Pool Strip Rate on the related Deleted Mortgage Loan shall be payable to the Class R Certificates pursuant to Section
4.02 hereof.

      Rating Agency: DCR and Standard & Poor's with respect to the Class A and Class R Certificates and Standard & Poor's with respect to the Class M-1, Class M-2, Class M-3, Class B-1 and Class B-2 Certificates. If either agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Company, notice of which designation shall be given to the Trustee and the Master Servicer.

      Realized Loss: With respect to each Mortgage Loan (or REO Property) as to which a Cash Liquidation or REO Disposition has occurred, an amount (not less than zero) equal to (i) the Stated Principal Balance of the Mortgage Loan (or REO Property) as of the date of Cash Liquidation or REO Disposition, plus (ii) interest (and REO Imputed Interest, if any) at the Net Mortgage Rate from the Due Date as to which interest was last paid or advanced to Certificateholders up to the last day of the month in which the Cash Liquidation (or REO Disposition) occurred on the Stated Principal Balance of such Mortgage Loan (or REO Property) outstanding during each Due Period that such interest was not paid or advanced, minus (iii) the proceeds, if any, received during the month in which such Cash Liquidation (or REO Disposition) occurred, to the extent applied as recoveries of interest at the Net Mortgage Rate and to principal of the Mortgage Loan, net of the portion thereof reimbursable to the Master Servicer or any Subservicer with respect to related Advances or expenses as to which the Master Servicer or Subservicer is entitled to reimbursement thereunder but which have not been previously reimbursed. With respect to each Mortgage Loan which is the subject of a Servicing Modification: (i) to the extent constituting a reduction of the principal balance of such Mortgage Loan, the amount of such reduction; and (ii) to the extent constituting a reduction

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



of the interest rate borne by the Mortgage Note, and with respect to each respective Monthly Payment (determined by taking into account such Servicing Modification) the interest portion of which was reduced by such Servicing Modification, including any Monthly Payment that was or would have been due in the month immediately following the month in which a Principal Prepayment or the Purchase Price of such Mortgage Loan is received or is deemed to have been received, the amount of such reduction of the interest portion thereof. With respect to each Mortgage Loan which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation. With respect to each Mortgage Loan which has become the object of a Debt Service Reduction, the amount of such Debt Service Reduction.

      Record Date: With respect to each Distribution Date, the close of business on the last Business Day of the month next preceding the month in which the related Distribution Date occurs.

     Regular Certificate: Any of the Certificates other than a Class R Certificate.

     REMIC: A "real estate  mortgage  investment  conduit" within the meaning of
Section 860D of the Code.

      REMIC Administrator: Residential Funding Corporation. If Residential Funding Corporation is found by a court of competent jurisdiction to no longer be able to fulfill its obligations as REMIC Administrator under this Agreement the Master Servicer or Trustee acting as Master Servicer shall appoint a successor REMIC Administrator, subject to assumption of the REMIC Administrator obligations under this Agreement.

      REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and temporary and final regulations (or, to the extent not inconsistent with such temporary or final regulations, proposed regulations) and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

      REO Acquisition: The acquisition by the Master Servicer on behalf of the Trustee for the benefit of the Certificateholders of any REO Property pursuant to Section 3.14.

      REO Disposition: As to any REO Property, a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds, REO Proceeds and other payments and recoveries (including proceeds of a final sale) which the Master Servicer expects to be finally recoverable from the sale or other disposition of the REO Property.

      REO Imputed Interest: As to any REO Property, for any period, an amount equivalent to interest (at the Net Mortgage Rate that would have been applicable to the related Mortgage Loan had it been outstanding) on the unpaid principal balance of the Mortgage Loan as of the date of acquisition thereof for such period.

      REO Proceeds: Proceeds, net of expenses, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property) which proceeds are required to be deposited into the Custodial Account only upon the related REO Disposition.

      REO Property: A Mortgaged Property acquired by the Master Servicer through foreclosure or deed in lieu of foreclosure in connection with a defaulted Mortgage Loan.

      Request for Release: A request for release, the forms of which are attached as Exhibit H hereto, or an electronic request in a form acceptable to the Custodian.

      Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement, the Program Guide or the related Subservicing Agreement in respect of such Mortgage Loan.

     Residential   Funding:   Residential   Funding   Corporation,   a  Delaware
corporation, in its capacity as seller of the Mortgage Loans to the Company and any successor thereto.

      Responsible Officer: When used with respect to the Trustee, any officer of the Corporate Trust Department of the Trustee, including any Senior Vice President, any Vice President, any Assistant Vice President, any Assistant Secretary, any Trust Officer or Assistant Trust Officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers to whom, with respect to a particular matter, such matter is referred.

      Schedule of Discount Fractions: The schedule setting forth the Discount Fractions with respect to the Discount Mortgage Loans, attached hereto as Exhibit P.


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



     Security Agreement: With respect to a Cooperative Loan, the agreement creating a security interest in favor of the originator in the related Cooperative Stock.

     Seller: As to any Mortgage Loan, a Person, including any Subservicer, that executed a Seller's Agreement applicable to such Mortgage Loan.

      Seller's Agreement: An agreement for the origination and sale of Mortgage Loans generally in the form of the Seller Contract referred to or contained in the Program Guide, or in such other form as has been approved by the Master Servicer and the Company, each containing representations and warranties in respect of one or more Mortgage Loans consistent in all material respects with those set forth in the Program Guide.

     Senior   Accelerated   Distribution   Percentage:   With   respect  to  any
Distribution Date, the percentage indicated below:

                                                  Senior Accelerated
          Distribution Date                     Distribution Percentage

March 1998 through
February 2003.........................  100%

March 2003 through
February 2004.........................  Senior Percentage, plus 70% of the
                                        Subordinate Percentage

March 2004 through
February 2005.........................  Senior Percentage, plus 60% of the
                                        Subordinate Percentage

March 2005 through
February 2006.........................  Senior Percentage, plus 40% of the
                                        Subordinate Percentage

March 2006 through
February 2007.........................  Senior Percentage, plus 20% of the
                                        Subordinate Percentage


March 2007 and
thereafter............................  Senior Percentage


provided, however, (i) that any scheduled reduction to the Senior Accelerated Distribution Percentage described above shall not occur as of any Distribution Date unless either (a)(1)(X) the outstanding principal balance of the Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding Certificate Principal Balance of the Class M and Class B Certificates, is less than 50% or (Y) the outstanding principal balance of Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 2% and
(2) Realized Losses on the Mortgage Loans to date for such Distribution Date if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 30%, 35%, 40%, 45% or 50%, respectively, of the sum of the Initial Certificate Principal Balances of the Class M Certificates and Class B Certificates or (b)(1) the outstanding principal balance of Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 4% and
(2) Realized Losses on the Mortgage Loans to date for any Distribution Date are less than 10% of the sum of the Initial Certificate Principal Balances of the Class M Certificates and Class B Certificates and (ii) that for any Distribution Date on which the Senior Percentage is greater than the Original Senior Percentage, the Senior Accelerated Distribution Percentage for such Distribution Date shall be 100%. Notwithstanding the foregoing, upon the reduction of the aggregate Certificate Principal Balance of the Senior Certificates (other than the Class A-5 Certificates) to zero, the Senior Accelerated Distribution Percentage shall thereafter be 0%.

     Senior Certificates: Any one of the Class A Certificates or Class R Certificates.

      Senior Interest Distribution Amount:  As defined in Section 4.02(a)(i).

      Senior Percentage: As of any Distribution Date, the lesser of 100% and a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Senior Certificates (other than the
Certificate Principal Balance of the Class A-5 Certificates) immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans or related REO Properties (other than the Discount Fraction of the Discount Mortgage Loans) immediately prior to such Distribution Date.


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      Senior Principal  Distribution  Amount:  As to any Distribution  Date, the
lesser of (a) the balance of the Available Distribution Amount remaining after the distribution of all amounts required to be distributed pursuant to Section 4.02(a)(i) and Section 4.02(a)(ii)(X) and (b) the sum of the amounts required to be distributed to the Class A Certificateholders and Class R Certificateholders on such Distribution Date pursuant to Section 4.02(a)(ii)(Y), (xvi) and (xvii).

     Servicing Accounts: The account or accounts created and maintained pursuant to Section 3.08.

      Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in connection with a default, delinquency or other unanticipated event by the Master Servicer in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property and (iv) compliance with the obligations under Sections 3.01, 3.08, 3.12(a) and 3.14, including, if the Master Servicer or any Affiliate of the Master Servicer provides services such as appraisals and brokerage services that are customarily provided by Persons other than servicers of mortgage loans, reasonable compensation for such services.

      Servicing Fee: With respect to any Mortgage Loan and Distribution Date, the fee payable monthly to the Master Servicer in respect of master servicing compensation that accrues at an annual rate designated on the Mortgage Loan Schedule as the "MSTR SERV FEE" for such Mortgage Loan, as may be adjusted with respect to successor Master Servicers as provided in Section 7.02.

      Servicing Officer: Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee by the Master Servicer, as such list may from time to time be amended.

      Servicing Modification: Any reduction of the interest rate or the outstanding principal balance of a Mortgage Loan that is in default, or for which, in the judgment of the Master Servicer, default is reasonably foreseeable, pursuant to a modification of such Mortgage Loan in accordance with
Section 3.07(a).

      Special Hazard Amount: As of any Distribution Date, an amount equal to $2,809,545 minus the sum of (i) the aggregate amount of Special Hazard Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 and (ii) the Adjustment Amount (as defined below) as most recently calculated. For each anniversary of the Cut-off Date, the Adjustment Amount shall be equal to the amount, if any, by which the amount calculated in accordance with the preceding sentence (without giving effect to the deduction of the Adjustment Amount for such anniversary) exceeds the greater of (A) the greatest of (i) twice the outstanding principal balance of the Mortgage Loan in the Trust Fund which has the largest outstanding principal balance on the Distribution Date immediately preceding such anniversary, (ii) the product of 1.00% multiplied by the outstanding principal balance of all Mortgage Loans on the Distribution Date immediately preceding such anniversary and (iii) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the Mortgage Loans in any single five-digit California zip code area with the largest amount of Mortgage Loans by aggregate principal balance as of such anniversary and (B) the greater of (i) the product of 0.50% multiplied by the outstanding principal balance of all Mortgage Loans on the Distribution Date immediately preceding such anniversary multiplied by a fraction, the numerator of which is equal to the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of all of the Mortgage Loans secured by Mortgaged Properties located in the State of California divided by the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of all of the Mortgage Loans, expressed as a percentage, and the denominator of which is equal to 38.75% (which percentage is equal to the percentage of Mortgage Loans initially secured by Mortgaged Properties located in the State of California) and (ii) the aggregate outstanding principal balance (as of the immediately preceding Distribution
Date) of the largest Mortgage Loan secured by a Mortgaged Property located in the State of California.

      The Special Hazard Amount may be further reduced by the Master Servicer (including accelerating the manner in which coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

      Special Hazard Loss: Any Realized Loss not in excess of the cost of the lesser of repair or replacement of a Mortgaged Property suffered by such Mortgaged Property on account of direct physical loss, exclusive of (i) any loss of a type covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgaged Property pursuant to Section 3.12(a), except to the extent of the portion of such loss not covered as a result of any coinsurance provision and (ii) any Extraordinary Loss.

     Standard & Poor's: Standard & Poor's Ratings Services, a division of the McGraw-Hill Companies, or its successor in interest.


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



      Stated Principal Balance: With respect to any Mortgage Loan or related REO Property, at any given time, (i) the Cut-off Date Principal Balance of the Mortgage Loan, minus (ii) the sum of (a) the principal portion of the Monthly Payments due with respect to such Mortgage Loan or REO Property during each Due Period ending prior to the most recent Distribution Date which were received or with respect to which an Advance was made, and (b) all Principal Prepayments with respect to such Mortgage Loan or REO Property, and all Insurance Proceeds, Liquidation Proceeds and REO Proceeds, to the extent applied by the Master Servicer as recoveries of principal in accordance with Section 3.14 with respect to such Mortgage Loan or REO Property, in each case which were distributed pursuant to Section 4.02 on any previous Distribution Date, and (c) any Realized Loss allocated to Certificateholders with respect thereto for any previous Distribution Date.

      Subclass: With respect to the Class A-6 Certificates, any Subclass thereof issued pursuant to Section 5.01(c). Any such Subclass will represent the Uncertificated REMIC Regular Interest or Interests specified by the initial Holder of the Class A-6 Certificates pursuant to Section 5.01(c).

      Subclass Notional Amount: As of any Distribution Date, with respect to any Subclass of the Class A-6 Certificates issued pursuant to Section 5.01(c), the aggregate Stated Principal Balance of the Mortgage Loans corresponding to the Uncertificated REMIC Regular Interest Pool Strip Rates represented by such Subclass immediately prior to such date.

     Subordinate Percentage: As of any Distribution Date, 100% minus the Senior Percentage as of such Distribution Date.

      Subordinate Principal Distribution Amount: With respect to any Distribution Date and each Class of Class M Certificates and Class B Certificates, (a) the sum of (i) the product of (x) the related Class M Percentage or Class B Percentage for such Class and (y) the aggregate of the amounts calculated for such Distribution Date under clauses (1), (2) and (3) of
Section 4.02(a)(ii)(Y)(A); (ii) such Class's pro rata share, based on the Certificate Principal Balance of each Class of Class M Certificates and Class B Certificates then outstanding, of the principal collections described in Section 4.02(a)(ii)(Y)(B)(b) to the extent such collections are not otherwise distributed to the Senior Certificates; (iii) the product of (x) the related Prepayment Distribution Percentage and (y) the aggregate of all Principal
Prepayments in Full and Curtailments received in the related Prepayment Period (other than the related Discount Fraction of such Principal Prepayments in Full and Curtailments with respect to a Discount Mortgage Loan) to the extent not payable to the Senior Certificates; (iv) if such Class is the most senior Class of Certificates then outstanding (as established in Section 4.05 hereof), any Excess Subordinate Principal Amount for such Distribution Date; and (v) any amounts described in clauses (i), (ii) and (iii) as determined for any previous Distribution Date, that remain undistributed to the extent that such amounts are not attributable to Realized Losses which have been allocated to a subordinate Class of Class M or Class B Certificates minus (b) any Excess Subordinate Principal Amount not payable to such Class on such Distribution Date pursuant to the definition thereof; provided, however, that such amount shall in no event exceed the outstanding Certificate Principal Balance of such Class of Certificates immediately prior to such date.

     Subserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is subject to a Subservicing Agreement.

      Subservicer: Any Person with whom the Master Servicer has entered into a Subservicing Agreement and who generally satisfied the requirements set forth in the Program Guide in respect of the qualification of a Subservicer as of the date of its approval as a Subservicer by the Master Servicer.

      Subservicer Advance: Any delinquent installment of principal and interest on a Mortgage Loan which is advanced by the related Subservicer (net of its Subservicing Fee) pursuant to the Subservicing Agreement.

     Subservicing Account: An account established by a Subservicer in accordance with Section 3.08.

      Subservicing Agreement: The written contract between the Master Servicer and any Subservicer relating to servicing and administration of certain Mortgage Loans as provided in Section 3.02, generally in the form of the servicer contract referred to or contained in the Program Guide or in such other form as has been approved by the Master Servicer and the Company.

      Subservicing Fee: As to any Mortgage Loan, the fee payable monthly to the related Subservicer (or, in the case of a Nonsubserviced Mortgage Loan, to the Master Servicer) in respect of subservicing and other compensation that accrues at an annual rate equal to the excess of the Mortgage Rate borne by the related Mortgage Note over the rate per annum designated on the Mortgage Loan Schedule as the "CURR NET" for such Mortgage Loan.

      Tax Returns: The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of the Trust Fund due to its classification as a REMIC under the REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

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




     Transfer: Any direct or indirect transfer, sale, pledge, hypothecation or other form of assignment of any Ownership Interest in a Certificate.

     Transferee: Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

     Transferor: Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

     Trust Fund: The segregated pool of assets, with respect to which a REMIC election is to be made, consisting of:

              (i)   the Mortgage Loans and the related Mortgage Files,

              (ii) all payments on and collections in respect of the Mortgage Loans due after the Cut-off Date as shall be on deposit in the Custodial Account or in the Certificate Account and identified as belonging to the Trust Fund,

              (iii) property which secured a Mortgage Loan and which has been acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure, and

              (iv) the hazard insurance policies and Primary Insurance Policies, if any, and certain proceeds thereof.

      Uncertificated Accrued Interest: With respect to each Distribution Date, as to each Uncertificated REMIC Regular Interest, an amount equal to the aggregate amount of Accrued Certificate Interest that would result under the terms of the definition thereof on each such uncertificated interest, if the Pass-Through Rate on such uncertificated interest was equal to the related Uncertificated Pass-Through Rate and the notional amount of such uncertificated interest was equal to the related Uncertificated Notional Amount; provided, that any reduction in the amount of Accrued Certificate Interest resulting from the allocation of Prepayment Interest Shortfalls, Realized Losses or other amounts to the Class A-6 Certificateholders pursuant to Sections 4.02(a) and 4.05 hereof shall be allocated to the Uncertificated REMIC Regular Interests pro rata in accordance with the amount of interest accrued with respect to each related Uncertificated Notional Amount and such Distribution Date.

     Uncertificated Notional Amount: With respect to each Uncertificated REMIC Regular Interest, the aggregate Stated Principal Balance of the related Non-Discount Mortgage Loan.

     Uncertificated Pass-Through Rate: With respect to each Uncertificated REMIC Regular Interest, the related Uncertificated REMIC Regular Interest Pool Strip Rate.

     Uncertificated REMIC Regular Interest Pool Strip Rate: With respect to each Uncertificated REMIC Regular Interest, the Pool Strip Rate for the related Mortgage Loan.

      Uncertificated REMIC Regular Interests: The 951 uncertificated partial undivided beneficial ownership interests in the Trust Fund, each relating to a particular Mortgage Loan, each having no principal balance, and each bearing interest at the respective Uncertificated Pass-Through Rate on the Uncertificated Notional Amount.

      Uncertificated REMIC Regular Interest Distribution Amount: With respect to any Distribution Date, the sum of the amounts deemed to be distributed on the Uncertificated REMIC Regular Interest for such Distribution Date pursuant to
Section 4.08(a).

      Uniform Single Attestation Program for Mortgage Bankers: The Uniform Single Attestation Program for Mortgage Bankers, as published by the Mortgage Bankers Association of America and effective with respect to fiscal periods ending on or after December 15, 1995.

      Uninsured Cause: Any cause of damage to property subject to a Mortgage such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies.

      United States Person: A citizen or resident of the United States, a corporation, partnership or other entity (treated as a corporation or partnership for United States Income tax purposes) created or organized in, or under the laws of, the United States, any state thereof, or the District of Columbia (except in the case of a partnership, to the extent provided in Treasury regulations) or an estate that is described in Section 7701(a)(30)(D) of the Code, or a trust that is described in Section 7701(a)(30(E) of the Code.

      Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. 98% of all of the Voting Rights shall be allocated among Holders of Certificates, other than the Class A-6 Certificates and Class R Certificates, in proportion to the outstanding Certificate Principal Balances of their respective Certificates; and 1% of all Voting Rights shall be allocated among the Holders of the Class A-6 Certificates (and any Subclass thereof); and 1% of all Voting Rights shall be allocated among

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



Holders of the Class R Certificates allocated among the Certificates of each such Class in accordance with their respective Percentage Interests.


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



                                  ARTICLE II

                         CONVEYANCE OF MORTGAGE LOANS;
                       ORIGINAL ISSUANCE OF CERTIFICATES

      Section 2.01. Conveyance of Mortgage Loans.

      (a) The Company, concurrently with the execution and delivery hereof, does hereby assign to the Trustee without recourse all the right, title and interest of the Company in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date (other than payments of principal and interest due on the Mortgage Loans on or before the Cut-off Date).

      (b) In connection with such assignment, except as set forth in Section 2.01(c) below, the Company does hereby deliver to, and deposit with, the Trustee, or to and with one or more Custodians, as the duly appointed agent or agents of the Trustee for such purpose, the following documents or instruments (or copies thereof as permitted by this Section) (I) with respect to each Mortgage Loan so assigned (other than a Cooperative Loan):

                 (i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

                (ii) The original Mortgage with evidence of recording indicated thereon or a copy of the Mortgage certified by the public recording office in which such Mortgage has been recorded;

               (iii) An original Assignment of the Mortgage to the Trustee with evidence of recording indicated thereon or a copy of such assignment certified by the public recording office in which such assignment has been recorded;

                (iv) The original recorded assignment or assignments of the Mortgage showing an unbroken chain of title from the originator thereof to the Person assigning it to the Trustee or a copy of such assignment or assignments of the Mortgage certified by the public recording office in which such assignment or assignments have been recorded; and

                 (v) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Mortgage Loan or a copy of each modification, assumption agreement or preferred loan agreement certified by the public recording office in which such document has been recorded.

and (II) with respect to each Cooperative Loan so assigned:

                 (i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

                (ii) A counterpart of the Cooperative Lease and the Assignment of Proprietary Lease to the originator of the Cooperative Loan with intervening assignments showing an unbroken chain of title from such originator to the Trustee;

               (iii) The related Cooperative Stock Certificate, representing the related Cooperative Stock pledged with respect to such Cooperative Loan, together with an undated stock power (or other similar instrument) executed in blank;

                (iv) The original recognition agreement by the Cooperative of the interests of the mortgagee with respect to the related Cooperative Loan;

                 (v)   The Security Agreement;

                (vi) Copies of the original UCC-1 financing statement, and any continuation statements, filed by the originator of such Cooperative Loan as secured party, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

               (vii) Copies of the filed UCC-3 assignments of the security interest referenced in clause (vi) above showing an unbroken chain of title from the originator to the Trustee, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

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




              (viii) An executed assignment of the interest of the originator in the Security Agreement, Assignment of Proprietary Lease and the recognition agreement referenced in clause (iv) above, showing an unbroken chain of title from the originator to the Trustee;

                (ix) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Cooperative Loan; and

                 (x) An executed UCC-1 financing statement showing the Master Servicer as debtor, the Company as secured party and the Trustee as assignee and an executed UCC-1 financing statement showing the Company as debtor and the Trustee as secured party, each in a form sufficient for filing, evidencing the interest of such debtors in the Cooperative Loans.

      (c) The Company  may, in lieu of  delivering  the  documents  set forth in
Section 2.01(b)(I)(iv) and (v) and Section 2.01(b)(II)(ii), (iv), (vii), (ix) and (x) to the Trustee or the Custodian or Custodians, deliver such documents to the Master Servicer, and the Master Servicer shall hold such documents in trust for the use and benefit of all present and future Certificateholders until such time as is set forth below. Within ten Business Days following the earlier of
(i) the receipt of the original of each of the documents or instruments set forth in Section 2.01(b)(I)(iv) and (v) and Section 2.01(b)(II)(ii), (iv),
(vii), (ix) and (x) (or copies thereof as permitted by such Section) for any Mortgage Loan and (ii) a written request by the Trustee to deliver those documents with respect to any or all of the Mortgage Loans then being held by the Master Servicer, the Master Servicer shall deliver a complete set of such documents to the Trustee or the Custodian or Custodians that are the duly appointed agent or agents of the Trustee.

      On the Closing Date, the Master Servicer shall certify that it has in its possession an original or copy of each of the documents referred to in Section 2.01(b)(I)(iv) and (v) and Section (b)(II)(ii), (iv), (vii), (ix) and (x) which has been delivered to it by the Company. Every six months after the Closing Date, for so long as the Master Servicer is holding documents pursuant to this
Section 2.01(c), the Master Servicer shall deliver to (i) Moody's if it is one of the Rating Agencies, (ii) the Trustee and (iii) each Custodian a report setting forth the status of the documents which it is holding.

      (d) In the event that in connection with any Mortgage Loan the Company cannot deliver the Mortgage, any assignment, modification, assumption agreement or preferred loan agreement (or copy thereof certified by the public recording office) with evidence of recording thereon concurrently with the execution and delivery of this Agreement solely because of a delay caused by the public recording office where such Mortgage, assignment, modification, assumption agreement or preferred loan agreement as the case may be, has been delivered for recordation, the Company shall deliver or cause to be delivered to the Trustee or the respective Custodian a true and correct photocopy of such Mortgage, assignment, modification, assumption agreement or preferred loan agreement.

      The Company shall promptly cause to be recorded in the appropriate public office for real property records the Assignment referred to in clause (I)(iii) of Section 2.01(b), except in states where, in the opinion of counsel acceptable to the Trustee and the Master Servicer, such recording is not required to protect the Trustee's interests in the Mortgage Loan against the claim of any subsequent transferee or any successor to or creditor of the Company or the originator of such Mortgage Loan and shall promptly cause to be filed the Form UCC-3 assignment and UCC-1 financing statement referred to in clause (II)(vii) and (x), respectively, of Section 2.01(b). If any Assignment, Form UCC-3 or Form UCC-1, as applicable, is lost or returned unrecorded to the Company because of any defect therein, the Company shall prepare a substitute Assignment, Form UCC-3 or Form UCC-1, as applicable, or cure such defect, as the case may be, and cause such Assignment to be recorded in accordance with this paragraph. The Company shall promptly deliver or cause to be delivered to the Trustee or the respective Custodian such Mortgage or assignment or Form UCC-3 or Form UCC-1, as applicable, (or copy thereof certified by the public recording office) with evidence of recording indicated thereon upon receipt thereof from the public recording office or from the related Subservicer. In connection with its servicing of Cooperative Loans, the Master Servicer will use its best efforts to file timely continuation statements with regard to each financing statement and assignment relating to Cooperative Loans as to which the related Cooperative Apartment is located outside of the State of New York.

      In the event that the Company delivers to the Trustee or Custodian any Mortgage Note or Assignment of Mortgage in blank, the Company shall, or shall cause the Custodian to, complete the endorsement of the Mortgage Note and the Assignment of Mortgage in the name of the Trustee within 45 days after the Closing Date, as contemplated by Section 2.02.

      Any of the items set forth in Sections 2.01(b)(I)(iv) and (v) and 2.01(b)(II)(vi) and (vii) and that may be delivered as a copy rather than the original may be delivered in microfiche form.

      (e) It is intended that the conveyances by the Company to the Trustee of the Mortgage Loans as provided for in this Section 2.01 be construed as a sale by the Company to the Trustee of the Mortgage Loans for the benefit of the Certificateholders. Further, it is not intended that any such conveyance be deemed to be a pledge of the Mortgage Loans by the Company to the Trustee to secure a debt or other obligation of the Company. However, in the event that the Mortgage Loans are held to be property of the Company or of Residential Funding, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans, then it is intended that (a) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and

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9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any
other applicable jurisdiction; (b) the conveyance provided for in Section 2.01 shall be deemed to be (1) a grant by the Company to the Trustee of a security interest in all of the Company's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to
(A) the Mortgage Loans, including (i) with respect to each Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate, Cooperative Lease, any insurance policies and all other documents in the related Mortgage File and (ii) with respect to each Mortgage Loan other than a Cooperative Loan, the related Mortgage Note, the Mortgage, any insurance policies and all other documents in the related Mortgage File, (B) all amounts payable pursuant to the Mortgage Loans in accordance with the terms thereof and (C) any and all general intangibles consisting of, arising from or relating to any of the foregoing, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Certificate Account or the Custodial Account, whether in the form of cash, instruments, securities or other property and (2) an assignment by the Company to the Trustee of any security interest in any and all of Residential Funding's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the property described in the foregoing clauses (1)(A), (B), (C) and (D) granted by Residential Funding to the Company pursuant to the Assignment Agreement; (c) the possession by the Trustee, the Custodian or any other agent of the Trustee of Mortgage Notes or such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party," or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the Minnesota Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction (including, without limitation, Section 9-305, 8-313 or 8-321 thereof); and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law.

      The Company and, at the Company's direction, Residential Funding and the Trustee shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the other property described above, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. Without limiting the generality of the foregoing, the Company shall prepare and deliver to the Trustee not less than 15 days prior to any filing date and, the Trustee shall forward for filing, or shall cause to be forwarded for filing, at the expense of the Company, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction  to  perfect  the  Trustee's  security  interest  in or lien on the
Mortgage Loans as evidenced by an Officer's Certificate of the Company, including without limitation (x) continuation statements, and (y) such other statements as may be occasioned by (1) any change of name of Residential Funding, the Company or the Trustee (such preparation and filing shall be at the expense of the Trustee, if occasioned by a change in the Trustee's name), (2) any change of location of the place of business or the chief executive office of Residential Funding or the Company or (3) any transfer of any interest of Residential Funding or the Company in any Mortgage Loan.

      (f) The Master Servicer hereby acknowledges the receipt by it of cash in an amount equal to $642,341 (the "Initial Monthly Payment Fund"), representing scheduled principal amortization and interest at the Net Mortgage Rate for the Due Date in March 1998, for those Mortgage Loans for which the Trustee will not be entitled to receive such payment. The Master Servicer shall hold such Initial Monthly Payment Fund in the Custodial Account and shall include such Initial Monthly Payment Fund in the Available Distribution Amount for the Distribution Date in March 1998. Notwithstanding anything herein to the contrary, the Initial Monthly Payment Fund shall not be an asset of the REMIC. To the extent that the Initial Monthly Payment Fund constitutes a reserve fund for federal income tax purposes, (1) it shall be an outside reserve fund and not an asset of the REMIC,
(2) it shall be owned by the Seller and (3) amounts transferred by the REMIC to the Initial Monthly Payment Fund shall be treated as transferred to the Seller or any successor, all within the meaning of Section 1.860G-2(h) of the Treasury Regulations.

      Section 2.02. Acceptance by Trustee.

      The Trustee acknowledges receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(b)(I)(i) through (iii) above (except that for purposes of such acknowledgment only, a Mortgage Note may be endorsed in blank and an Assignment of Mortgage may be in blank) and declares that it, or a Custodian as its agent, holds and will hold such documents and the other documents constituting a part of the Mortgage Files delivered to it, or a Custodian as its agent, in trust for the use and benefit of all present and future Certificateholders. The Trustee or Custodian (such Custodian being so obligated under a Custodial Agreement) agrees, for the benefit of the Certificateholders, to review each Mortgage File delivered to it pursuant to Section 2.01(b) within 45 days after the Closing Date to ascertain that all required documents (specifically as set forth in Section 2.01(b)), have been executed and received, and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, as supplemented, that have been conveyed to it. Upon delivery of the Mortgage Files by the Company or the Master Servicer, the Trustee shall acknowledge receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(c) above. The Trustee or Custodian (such Custodian being so obligated under a Custodial Agreement) agrees to review each Mortgage File delivered to it pursuant to Section 2.01(c) within 45 days

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



after receipt thereof to ascertain that all documents required to be delivered pursuant to such Section have been received, and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, as supplemented, that have been conveyed to it.

      If the Custodian, as the Trustee's agent, finds any document or documents constituting a part of a Mortgage File to be missing or defective in any material respect, the Trustee shall promptly so notify the Master Servicer and the Company. Pursuant to Section 2.3 of the Custodial Agreement, the Custodian will notify the Master Servicer, the Company and the Trustee of any such omission or defect found by it in respect of any Mortgage File held by it. The Master Servicer shall promptly notify the related Subservicer or Seller of such omission or defect and request that such Subservicer or Seller correct or cure such omission or defect within 60 days from the date the Master Servicer was notified of such omission or defect and, if such Subservicer or Seller does not correct or cure such omission or defect within such period, that such Subservicer or Seller purchase such Mortgage Loan from the Trust Fund at its Purchase Price, in either case within 90 days from the date the Master Servicer was notified of such omission or defect; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. The Purchase Price for any such Mortgage Loan, whether purchased by the Seller or the Subservicer, shall be deposited or caused to be deposited by the Master Servicer in the Custodial Account maintained by it pursuant to Section 3.07 and, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Seller or its designee or the Subservicer or its designee, as the case may be, any Mortgage Loan released pursuant hereto and thereafter such Mortgage Loan shall not be part of the Trust Fund. It is understood and agreed that the obligation of the Seller or the Subservicer, as the case may be, to so cure or purchase any Mortgage Loan as to which a material defect in or omission of a constituent document exists shall constitute the sole remedy respecting such defect or omission available to the Certificateholders or the Trustee on behalf of the Certificateholders.

      Section 2.03. Representations, Warranties and Covenants of the Master
                    Servicer and the Company

      (a) The Master Servicer hereby represents and warrants to the Trustee for the benefit of the Certificateholders that:

                 (i) The Master Servicer is a corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and is or will be in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan in accordance with the terms of this Agreement;

                (ii) The execution and delivery of this Agreement by the Master Servicer and its performance and compliance with the terms of this
      Agreement will not violate the Master Servicer's Certificate of Incorporation or Bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the material breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or which may be applicable to the Master Servicer or any of its assets;

               (iii) This Agreement, assuming due authorization, execution and delivery by the Trustee and the Company, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

                (iv) The Master Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any Federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Master Servicer or its properties or might have consequences that would materially adversely affect its performance hereunder;

                 (v) No litigation is pending or, to the best of the Master Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

                (vi) The Master Servicer will comply in all material respects in
      the   performance  of  this  Agreement  with  all  reasonable   rules  and
      requirements of each insurer under each Required Insurance Policy;

               (vii) No information, certificate of an officer, statement furnished in writing or report delivered to the Company, any Affiliate of the Company or the Trustee by the Master Servicer will, to the knowledge of the Master Servicer, contain any untrue statement of a material fact or omit a material fact necessary to make the information, certificate, statement or report not misleading; and


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



              (viii) The Master Servicer has examined each existing, and will examine each new, Subservicing Agreement and is or will be familiar with the terms thereof. The terms of each existing Subservicing Agreement and each designated Subservicer are acceptable to the Master Servicer and any new Subservicing Agreements will comply with the provisions of Section 3.02.

It is understood and agreed that the representations and warranties set forth in this Section 2.03(a) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

      Upon discovery by either the Company, the Master Servicer, the Trustee or any Custodian of a breach of any representation or warranty set forth in this
Section 2.03(a) which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). Within 90 days of its discovery or its receipt of notice of such breach, the Master Servicer shall either (i) cure such breach in all material respects or (ii) to the extent that such breach is with respect to a Mortgage Loan or a related document, purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure must occur within 90 days from the date such breach was discovered. The obligation of the Master Servicer to cure such breach or to so purchase such Mortgage Loan shall constitute the sole remedy in respect of a breach of a representation and warranty set forth in this Section 2.03(a) available to the Certificateholders or the Trustee on behalf of the Certificateholders.

      (b) The Company hereby represents and warrants to the Trustee for the benefit of Certificateholders that as of the Closing Date (or, if otherwise specified below, as of the date so specified):

                 (i) No Mortgage Loan is one month or more delinquent in payment of principal and interest as of the Cut-off Date and no Mortgage Loan has been so delinquent more than once in the 12-month period prior to the Cut-off Date;

                (ii) The information set forth in Exhibit F hereto with respect to each Mortgage Loan or the Mortgage Loans, as the case may be, is true and correct in all material respects at the date or dates respecting which such information is furnished;

               (iii) The Mortgage Loans are fully-amortizing, fixed-rate mortgage loans with level Monthly Payments due on the first day of each month and terms to maturity at origination or modification of not more than 15 years;

                (iv) To the best of the Company's knowledge, if a Mortgage Loan is secured by a Mortgaged Property with a Loan-to-Value Ratio at origination in excess of 80.00%, such Mortgage Loan is the subject of a Primary Insurance Policy that insures (a) at least 25% of the principal balance of the Mortgage Loan at origination if the Loan-to-Value Ratio is between 95.00% and 90.01%, (b) at least 12% of such balance if the Loan-to-Value Ratio is between 90.00% and 85.01% and (c) at least 6% of such balance if the Loan-to-Value Ratio is between 85.00% and 80.01%. To the best of the Company's knowledge, each such Primary Insurance Policy is in full force and effect and the Trustee is entitled to the benefits thereunder;

                 (v) The issuers of the Primary Insurance Policies are insurance companies whose claims-paying abilities are currently acceptable to each Rating Agency;

                (vi) No more than 0.8% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date are secured by Mortgaged Properties located in any one zip code area in California and no more than 0.6% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date are secured by Mortgaged Properties located in any one zip code area outside California. Two Mortgage Loans, representing approximately 0.35% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date, are Cooperative Loans;

               (vii) If the improvements securing a Mortgage Loan are in a federally designated special flood hazard area, flood insurance in the amount required under the Program Guide covers the related Mortgaged Property (either by coverage under the federal flood insurance program or by coverage by private insurers);

              (viii) Immediately prior to the assignment of the Mortgage Loans to the Trustee, the Company had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest (other than rights to servicing and related compensation) and such assignment validly transfers ownership of the Mortgage Loans to the Trustee free and clear of any pledge, lien, encumbrance or security interest;

                (ix) Four of the Mortgage Loans were underwritten under a reduced loan documentation program requiring no income verification and no asset verification;


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



                 (x) Each Mortgagor represented in its loan application with respect to the related Mortgage Loan that the Mortgaged Property would be owner-occupied and therefore would not be an investor property as of the date of origination of such Mortgage Loan. No Mortgagor is a corporation or a partnership;

                (xi)   None of the Mortgage Loans were Buydown Mortgage Loans;

               (xii) Each Mortgage Loan  constitutes a qualified  mortgage under
      Section 860G(a)(3)(A) of the Code and Treasury Regulations Section 1.860G-2(a)(1);

              (xiii) A policy of title insurance was effective as of the closing of each Mortgage Loan and is valid and binding and remains in full force and effect;

               (xiv) With respect to a Mortgage Loan that is a Cooperative Loan, the Cooperative Stock that is pledged as security for the Mortgage Loan is held by a person as a tenant-stockholder (as defined in Section 216 of the Code) in a cooperative housing corporation (as defined in Section 216 of the Code);

                (xv) With respect to each Mortgage Loan originated under a "streamlined" Mortgage Loan program (through which no new or updated appraisals of Mortgaged Properties are obtained in connection with the refinancing thereof), the related Seller has represented that either (a) the value of the related Mortgaged Property as of the date the Mortgage Loan was originated was not less than the appraised value of such property at the time of origination of the refinanced Mortgage Loan or (b) the Loan-to-Value Ratio of the Mortgage Loan as of the date of origination of the Mortgage Loan generally meets the Company's underwriting guidelines;

               (xvi) Interest on each Mortgage Loan is calculated on the basis of a 360-day year consisting of twelve 30-day months; and

              (xvii) One of the Mortgage Loans contains in the related Mortgage File a Destroyed Mortgage Note.

It is understood and agreed that the representations and warranties set forth in this Section 2.03(b) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

      Upon discovery by any of the Company, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties set forth in this Section 2.03(b) which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement); provided, however, that in the event of a breach of the representation and warranty set forth in Section 2.03(b)(xi), the party discovering such breach shall give such notice within five days of discovery. Within 90 days of its discovery or its receipt of notice of breach, the Company shall either (i) cure such breach in all material respects or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that the Company shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. Any such substitution shall be effected by the Company under the same terms and conditions as provided in Section 2.04 for substitutions by Residential Funding. It is understood and agreed that the obligation of the Company to cure such breach or to so purchase or substitute for any Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on behalf of the Certificateholders.
Notwithstanding the foregoing, the Company shall not be required to cure breaches or purchase or substitute for Mortgage Loans as provided in this
Section 2.03(b) if the substance of the breach of a representation set forth above also constitutes fraud in the origination of the Mortgage Loan.

      Section 2.04. Representations and Warranties of Sellers.

      The Company, as assignee of Residential Funding under the Assignment Agreement, hereby assigns to the Trustee for the benefit of the Certificateholders all of its right, title and interest in respect of the Assignment Agreement and each Seller's Agreement applicable to a Mortgage Loan. Insofar as the Assignment Agreement or such Seller's Agreement relates to the representations and warranties made by Residential Funding or the related Seller in respect of such Mortgage Loan and any remedies provided thereunder for any breach of such representations and warranties, such right, title and interest may be enforced by the Master Servicer on behalf of the Trustee and the Certificateholders. Upon the discovery by the Company, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties made in a Seller's Agreement or the Assignment Agreement (which, for purposes hereof, will be deemed to include any other cause giving rise to a repurchase obligation under the Assignment Agreement) in respect of any Mortgage Loan which materially and adversely affects the interests of the Certificateholders in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial

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



Agreement). The Master Servicer shall promptly notify the related Seller or Residential Funding, as the case may be, of such breach and request that such Seller or Residential Funding, as the case may be, either (i) cure such breach in all material respects within 90 days from the date the Master Servicer was notified of such breach or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that, in the case of a breach under the Assignment Agreement, Residential Funding shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or substitution must occur within 90 days from the date the breach was discovered. In the event that Residential Funding elects to substitute a Qualified Substitute Mortgage Loan or Loans for a Deleted Mortgage Loan pursuant to this Section 2.04, Residential Funding shall deliver to the Trustee for the benefit of the Certificateholders with respect to such Qualified Substitute Mortgage Loan or Loans, the original Mortgage Note, the Mortgage, an Assignment of the Mortgage in recordable form, and such other documents and agreements as are required by Section 2.01, with the Mortgage Note endorsed as required by Section 2.01. No substitution will be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the Master Servicer and remitted by the Master Servicer to Residential Funding on the next succeeding Distribution Date. For the month of substitution, distributions to the Certificateholders will include the Monthly Payment due on a Deleted Mortgage Loan for such month and thereafter Residential Funding shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Master Servicer shall amend or cause to be amended the Mortgage Loan Schedule, and, if the Deleted Mortgage Loan was a Discount Mortgage Loan, the Schedule of Discount Fractions, for the benefit of the Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the Qualified Substitute Mortgage Loan or Loans and the Master Servicer shall deliver the amended Mortgage Loan Schedule, and, if the Deleted Mortgage Loan was a Discount Mortgage Loan, the amended Schedule of Discount Fractions, to the Trustee. Upon such substitution, the Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement and the related Subservicing Agreement in all respects, the related Seller shall be deemed to have made the representations and warranties with respect to the Qualified Substitute Mortgage Loan contained in the related Seller's Agreement as of the date of substitution, and the Company and the Master Servicer shall be deemed to have made with respect to any Qualified Substitute Mortgage Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in this
Section 2.04, in Section 2.03 hereof and in Section 4 of the Assignment Agreement, and the Master Servicer shall be obligated to repurchase or substitute for any Qualified Substitute Mortgage Loan as to which a Repurchase Event (as defined in the Assignment Agreement) has occurred pursuant to Section 4 of the Assignment Agreement.

      In connection with the substitution of one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Master Servicer will determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (in each case after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to the Certificateholders in the month of substitution). Residential Funding shall deposit the amount of such shortfall into the Custodial Account on the day of substitution, without any reimbursement therefor. Residential Funding shall give notice in writing to the Trustee of such event, which notice shall be accompanied by an Officers' Certificate as to the calculation of such shortfall and (subject to Section 10.01(f)) by an Opinion of Counsel to the effect that such substitution will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or (b) any portion of the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding.

      It is understood and agreed that the obligation of the Seller or Residential Funding, as the case may be, to cure such breach or purchase (or in the case of Residential Funding to substitute for) such Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on behalf of the Certificateholders. If the Master Servicer is Residential Funding, then the Trustee shall also have the right to give the notification and require the purchase or substitution provided for in the second preceding paragraph in the event of such a breach of a representation or warranty made by Residential Funding in the Assignment Agreement. In connection with the purchase of or substitution for any such Mortgage Loan by Residential Funding, the Trustee shall assign to Residential Funding all of the right, title and interest in respect of the Seller's Agreement and the Assignment Agreement applicable to such Mortgage Loan.

      Section 2.05. Execution and Authentication of Certificates.

      The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery of the Mortgage Files to it, or any Custodian on its behalf, subject to any exceptions noted, together with the assignment to it of all other assets included in the Trust Fund, receipt of which is hereby acknowledged. Concurrently with such delivery and in exchange therefor, the Trustee, pursuant to the written request of the Company executed by an officer of the Company has executed and caused to be authenticated and delivered to or upon the order of the Company the Certificates in authorized denominations which evidence ownership of the entire Trust Fund.


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                                  ARTICLE III

                         ADMINISTRATION AND SERVICING
                               OF MORTGAGE LOANS

      Section 3.01. Master Servicer to Act as Servicer.

      (a) The Master Servicer shall service and administer the Mortgage Loans in accordance with the terms of this Agreement and the respective Mortgage Loans and shall have full power and authority, acting alone or through Subservicers as provided in Section 3.02, to do any and all things which it may deem necessary or desirable in connection with such servicing and administration. Without limiting the generality of the foregoing, the Master Servicer in its own name or in the name of a Subservicer is hereby authorized and empowered by the Trustee when the Master Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment, to execute and deliver, on behalf of the Certificateholders and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, or of consent to assumption or modification in connection with a proposed conveyance, or of assignment of any Mortgage and Mortgage Note in connection with the repurchase of a Mortgage Loan and all other comparable instruments, or with respect to the modification or re-recording of a Mortgage for the purpose of correcting the Mortgage, the subordination of the lien of the Mortgage in favor of a public utility company or government agency or unit with powers of eminent domain, the taking of a deed in lieu of foreclosure, the completion of judicial or non-judicial foreclosure, the conveyance of a Mortgaged Property to an Insurer, the acquisition of any property acquired by foreclosure or deed in lieu of foreclosure, or the management, marketing and conveyance of any property acquired by foreclosure or deed in lieu of foreclosure with respect to the Mortgage Loans and with respect to the Mortgaged Properties. Notwithstanding the foregoing, subject to Section 3.07(a), the Master Servicer shall not permit any modification with respect to any Mortgage Loan that would both constitute a sale or exchange of such Mortgage Loan within the meaning of Section 1001 of the Code and any proposed, temporary or final regulations promulgated thereunder (other than in connection with a proposed conveyance or assumption of such Mortgage Loan that is treated as a Principal Prepayment in Full pursuant to Section 3.13(d) hereof) and cause the Trust Fund to fail to qualify as such under the Code. The Trustee shall furnish the Master Servicer with any powers of attorney and other documents necessary or appropriate to enable the Master Servicer to service and administer the Mortgage Loans. The Trustee shall not be liable for any action taken by the Master Servicer or any Subservicer pursuant to such powers of attorney. In servicing and administering any Nonsubserviced Mortgage Loan, the Master Servicer shall, to the extent not inconsistent with this Agreement, comply with the Program Guide as if it were the originator of such Mortgage Loan and had retained the servicing rights and obligations in respect thereof. In connection with servicing and administering the Mortgage Loans, the Master Servicer and any Affiliate of the Master Servicer (i) may perform services such as appraisals and brokerage services that are customarily provided by Persons other than servicers of mortgage loans, and shall be entitled to reasonable compensation therefor in accordance with Section 3.10 and (ii) may, at its own discretion and on behalf of the Trustee, obtain credit information in the form of a "credit score" from a credit repository.

      (b) All costs incurred by the Master Servicer or by Subservicers in effecting the timely payment of taxes and assessments on the properties subject to the Mortgage Loans shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the amount owing under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loan so permit, and such costs shall be recoverable to the extent permitted by Section 3.10(a)(ii).

      (c) The Master Servicer may enter into one or more agreements in connection with the offering of pass-through certificates evidencing interests in one or more of the Certificates providing for the payment by the Master Servicer of amounts received by the Master Servicer as servicing compensation hereunder and required to cover certain Prepayment Interest Shortfalls on the Mortgage Loans, which payment obligation will thereafter be an obligation of the Master Servicer hereunder.

     Section  3.02.   Subservicing   Agreements   Between  Master  Servicer  and
Subservicers; Enforcement of Subservicers' and Sellers' Obligations.

      (a) The Master Servicer may continue in effect Subservicing Agreements entered into by Residential Funding and Subservicers prior to the execution and delivery of this Agreement, and may enter into new Subservicing Agreements with Subservicers, for the servicing and administration of all or some of the Mortgage Loans. Each Subservicer of a Mortgage Loan shall be entitled to receive and retain, as provided in the related Subservicing Agreement and in Section 3.07, the related Subservicing Fee from payments of interest received on such Mortgage Loan after payment of all amounts required to be remitted to the Master Servicer in respect of such Mortgage Loan. For any Mortgage Loan that is a Nonsubserviced Mortgage Loan, the Master Servicer shall be entitled to receive and retain an amount equal to the Subservicing Fee from payments of interest. Unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the Master Servicer in servicing the Mortgage Loans include actions taken or to be taken by a Subservicer on behalf of the Master Servicer. Each Subservicing Agreement will be upon such terms and conditions as are generally required or permitted by the Program Guide and are not inconsistent with this Agreement and as the Master Servicer and the Subservicer have agreed. A representative form of Subservicing Agreement is attached to this Agreement as Exhibit G. With the approval of the Master Servicer, a Subservicer may delegate its servicing obligations to third-party servicers, but such Subservicer will remain obligated under the related Subservicing Agreement. The Master Servicer and a Subservicer may enter into amendments thereto

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



or a different form of Subservicing Agreement, and the form referred to or included in the Program Guide is merely provided for information and shall not be deemed to limit in any respect the discretion of the Master Servicer to modify or enter into different Subservicing Agreements; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of either this Agreement or the Program Guide in a manner which would materially and adversely affect the interests of the Certificateholders.

      (b) As part of its servicing activities hereunder, the Master Servicer, for the benefit of the Trustee and the Certificateholders, shall use its best reasonable efforts to enforce the obligations of each Subservicer under the related Subservicing Agreement and of each Seller under the related Seller's Agreement, to the extent that the non-performance of any such obligation would have a material and adverse effect on a Mortgage Loan, including, without limitation, the obligation to purchase a Mortgage Loan on account of defective documentation, as described in Section 2.02, or on account of a breach of a representation or warranty, as described in Section 2.04. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements or Seller's Agreements, as appropriate, and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. The Master Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or
(ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed.

      Section 3.03. Successor Subservicers.

      The Master Servicer shall be entitled to terminate any Subservicing Agreement that may exist in accordance with the terms and conditions of such Subservicing Agreement and without any limitation by virtue of this Agreement; provided, however, that in the event of termination of any Subservicing Agreement by the Master Servicer or the Subservicer, the Master Servicer shall either act as servicer of the related Mortgage Loan or enter into a Subservicing Agreement with a successor Subservicer which will be bound by the terms of the related Subservicing Agreement. If the Master Servicer or any Affiliate of Residential Funding acts as servicer, it will not assume liability for the representations and warranties of the Subservicer which it replaces. If the Master Servicer enters into a Subservicing Agreement with a successor
Subservicer, the Master Servicer shall use reasonable efforts to have the successor Subservicer assume liability for the representations and warranties made by the terminated Subservicer in respect of the related Mortgage Loans and, in the event of any such assumption by the successor Subservicer, the Master Servicer may, in the exercise of its business judgment, release the terminated Subservicer from liability for such representations and warranties.

      Section 3.04. Liability of the Master Servicer.

      Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer or a Subservicer or reference to actions taken through a Subservicer or otherwise, the Master Servicer shall remain obligated and liable to the Trustee and the Certificateholders for the servicing and administering of the Mortgage Loans in accordance with the provisions of Section 3.01 without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer or the Company and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Mortgage Loans. The Master Servicer shall be entitled to enter into any agreement with a Subservicer or Seller for indemnification of the Master Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

     Section 3.05. No Contractual Relationship Between Subservicer and Trustee or Certificateholders.

      Any Subservicing Agreement that may be entered into and any other transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Master Servicer alone and the Trustee and the Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer in its capacity as such except as set forth in Section 3.06. The foregoing provision shall not in any way limit a Subservicer's obligation to cure an omission or defect or to repurchase a Mortgage Loan as referred to in Section
2.02 hereof.

     Section 3.06. Assumption or Termination of Subservicing Agreements by Trustee.

      (a) In the event the Master Servicer shall for any reason no longer be the master servicer (including by reason of an Event of Default), the Trustee, its designee or its successor shall thereupon assume all of the rights and obligations of the Master Servicer under each Subservicing Agreement that may have been entered into. The Trustee, its designee or the successor servicer for the Trustee shall be deemed to have assumed all of the Master Servicer's interest therein and to have replaced the Master Servicer as a party to the Subservicing Agreement to the same extent as if the Subservicing Agreement had been assigned to the assuming party except that the Master Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreement.


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



      (b) The Master Servicer shall, upon request of the Trustee but at the expense of the Master Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of each Subservicing Agreement to the assuming party.

     Section 3.07. Collection of Certain Mortgage Loan Payments; Deposits to Custodial Account.


      (a) The Master Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Primary Insurance Policy, follow such collection procedures as it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. Consistent with the foregoing, the Master Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan and (ii) extend the Due Date for payments due on a Mortgage Loan in accordance with the Program Guide; provided, however, that the Master Servicer shall first determine that any such waiver or extension will not impair the coverage of any related Primary
Insurance Policy or materially adversely affect the lien of the related Mortgage. In the event of any such arrangement, the Master Servicer shall make timely advances on the related Mortgage Loan during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements unless otherwise agreed to by the Holders of the Classes of Certificates affected thereby; provided, however, that no such extension shall be made if any advance would be a Nonrecoverable Advance. Consistent with the terms of this Agreement, the Master Servicer may also waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Master Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Certificateholders (taking into account any estimated Realized Loss that might result absent such action); provided, however, that the Master Servicer may not modify materially or permit any Subservicer to modify any Mortgage Loan, including without limitation any modification that would change the Mortgage Rate, forgive the payment of any principal or interest (unless in connection with the liquidation of the related Mortgage Loan or except in connection with prepayments to the extent that such reamortization is not inconsistent with the terms of the Mortgage Loan), or extend the final maturity date of such Mortgage Loan, unless such Mortgage Loan is in default or, in the judgment of the Master Servicer, such default is reasonably foreseeable; and provided, further, that no such modification shall reduce the interest rate on a Mortgage Loan below the sum of the Pool Strip Rate and the sum of the rates at which the Servicing Fee and the Subservicing Fee with respect to such Mortgage Loan accrues. In connection with any Curtailment of a Mortgage Loan, the Master Servicer, to the extent not inconsistent with the terms of the Mortgage Note and local law and practice, may permit the Mortgage Loan to be reamortized such that the Monthly Payment is recalculated as an amount that will fully amortize the remaining Stated Principal Balance thereof by the original Maturity Date based on the original Mortgage Rate; provided, that such re-amortization shall not be permitted if it would constitute a reissuance of the Mortgage Loan for federal income tax purposes.

      (b) The Master Servicer shall establish and maintain a Custodial Account in which the Master Servicer shall deposit or cause to be deposited on a daily basis, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by it in respect of the Mortgage Loans subsequent to the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date):

                 (i) All payments on account of principal, including Principal Prepayments made by Mortgagors on the Mortgage Loans and the principal component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

                (ii)  All  payments  on  account  of  interest  at the  Adjusted
      Mortgage Rate on the Mortgage Loans and the interest component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

               (iii) Insurance Proceeds and Liquidation Proceeds (net of any related expenses of the Subservicer);

                (iv) All proceeds of any Mortgage  Loans  purchased  pursuant to
      Section 2.02, 2.03, 2.04 or 4.07 and all amounts required to be deposited in connection with the substitution of a Qualified Substitute Mortgage Loan pursuant to Section 2.03 or 2.04;

               (v) Any amounts required to be deposited pursuant to Section 3.07(c); and

                (vi) All amounts transferred from the Certificate Account to the Custodial Account in accordance with Section 4.02(a).


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



The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments on the Mortgage Loans which are not part of the Trust Fund (consisting of payments in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date) and payments or collections in the nature of prepayment charges or late payment charges or assumption fees may but need not be deposited by the Master Servicer in the Custodial Account. In the event any amount not required to be deposited in the Custodial Account is so deposited, the Master Servicer may at any time withdraw such amount from the Custodial Account, any provision herein to the contrary notwithstanding. The Custodial Account may contain funds that belong to one or more trust funds created for mortgage pass-through certificates of other series and may contain other funds respecting payments on mortgage loans belonging to the Master
Servicer or serviced or master serviced by it on behalf of others. Notwithstanding such commingling of funds, the Master Servicer shall keep records that accurately reflect the funds on deposit in the Custodial Account that have been identified by it as being attributable to the Mortgage Loans.

      With respect to Insurance Proceeds, Liquidation Proceeds, REO Proceeds and the proceeds of the purchase of any Mortgage Loan pursuant to Sections 2.02, 2.03, 2.04 and 4.07 received in any calendar month, the Master Servicer may elect to treat such amounts as included in the Available Distribution Amount for the Distribution Date in the month of receipt, but is not obligated to do so. If the Master Servicer so elects, such amounts will be deemed to have been received (and any related Realized Loss shall be deemed to have occurred) on the last day of the month prior to the receipt thereof.

      (c) The Master Servicer shall use its best efforts to cause the institution maintaining the Custodial Account to invest the funds in the Custodial Account attributable to the Mortgage Loans in Permitted Investments which shall mature not later than the Certificate Account Deposit Date next following the date of such investment (with the exception of the Amount Held for Future Distribution) and which shall not be sold or disposed of prior to their maturities. All income and gain realized from any such investment shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments attributable to the investment of amounts in respect of the Mortgage Loans shall be deposited in the Custodial Account by the Master Servicer out of its own funds immediately as realized.

      (d) The Master Servicer shall give notice to the Trustee and the Company of any change in the location of the Custodial Account and the location of the Certificate Account prior to the use thereof.

      Section 3.08. Subservicing Accounts; Servicing Accounts.

      (a) In those cases where a Subservicer is servicing a Mortgage Loan pursuant to a Subservicing Agreement, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to establish and maintain one or more Subservicing Accounts which shall be an Eligible Account or, if such account is not an Eligible Account, shall generally satisfy the requirements of the Program Guide and be otherwise acceptable to the Master Servicer and each Rating Agency. The Subservicer will be required thereby to deposit into the Subservicing Account on a daily basis all proceeds of Mortgage Loans received by the Subservicer, less its Subservicing Fees and unreimbursed advances and expenses, to the extent permitted by the Subservicing Agreement. If the Subservicing Account is not an Eligible Account, the Master Servicer shall be deemed to have received such monies upon receipt thereof by the Subservicer. The Subservicer shall not be required to deposit in the Subservicing Account payments or collections in the nature of prepayment charges or late charges or assumption fees. On or before the date specified in the Program Guide, but in no event later than the Determination Date, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account all funds held in the Subservicing Account with respect to each Mortgage Loan serviced by such Subservicer that are required to be remitted to the Master Servicer. The Subservicer will also be required, pursuant to the Subservicing Agreement, to advance on such scheduled date of remittance amounts equal to any scheduled monthly installments of principal and interest less its Subservicing Fees on any Mortgage Loans for which payment was not received by the Subservicer. This obligation to advance with respect to each Mortgage Loan will continue up to and including the first of the month following the date on which the related Mortgaged Property is sold at a foreclosure sale or is acquired by the Trust Fund by deed in lieu of foreclosure or otherwise. All such advances received by the Master Servicer shall be deposited promptly by it in the Custodial Account.

      (b) The Subservicer may also be required, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account interest at the Adjusted Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee accrues in the case of a Modified Mortgage Loan) on any Curtailment received by such Subservicer in respect of a Mortgage Loan from the related Mortgagor during any month that is to be applied by the Subservicer to reduce the unpaid principal balance of the related Mortgage Loan as of the first day of such month, from the date of application of such Curtailment to the first day of the following month. Any amounts paid by a Subservicer pursuant to the preceding sentence shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time pursuant to Sections 3.10(a)(iv) and (v).

      (c) In addition to the Custodial Account and the Certificate Account, the Master Servicer shall for any Nonsubserviced Mortgage Loan, and shall cause the Subservicers for Subserviced Mortgage Loans to, establish and maintain one or more Servicing Accounts and deposit and retain therein all collections from the Mortgagors (or advances from Subservicers) for the payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items for the account of the

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Mortgagors.  Each  Servicing  Account  shall  satisfy  the  requirements  for  a
Subservicing Account and, to the extent permitted by the Program Guide or as is otherwise acceptable to the Master Servicer, may also function as a Subservicing Account. Withdrawals of amounts related to the Mortgage Loans from the Servicing Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items, to reimburse the Master Servicer or Subservicer out of related collections for any payments made pursuant to Sections 3.11 (with respect to the Primary Insurance Policy) and 3.12(a) (with respect to hazard insurance), to refund to any Mortgagors any sums as may be determined to be overages, to pay interest, if required, to Mortgagors on balances in the Servicing Account or to clear and terminate the Servicing Account at the termination of this Agreement in accordance with Section 9.01 or in accordance with the Program Guide. As part of its servicing duties, the Master Servicer shall, and the Subservicers will, pursuant to the Subservicing Agreements, be required to pay to the Mortgagors interest on funds in this account to the extent required by law.

      (d) The Master Servicer shall advance the payments referred to in the preceding subsection that are not timely paid by the Mortgagors or advanced by the Subservicers on the date when the tax, premium or other cost for which such payment is intended is due, but the Master Servicer shall be required so to advance only to the extent that such advances, in the good faith judgment of the Master Servicer, will be recoverable by the Master Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

               Section 3.09. Access to Certain Documentation and Information Regarding the Mortgage Loans.


      In the event that compliance with this Section 3.09 shall make any Class of Certificates legal for investment by federally insured savings and loan associations, the Master Servicer shall provide, or cause the Subservicers to provide, to the Trustee, the Office of Thrift Supervision or the FDIC and the supervisory agents and examiners thereof access to the documentation regarding the Mortgage Loans required by applicable regulations of the Office of Thrift Supervision, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices designated by the Master Servicer. The Master Servicer shall permit such representatives to photocopy any such documentation and shall provide equipment for that purpose at a charge reasonably approximating the cost of such photocopying to the Master Servicer.

      Section 3.10. Permitted Withdrawals from the Custodial Account.

      (a) The Master Servicer may, from time to time as provided herein, make withdrawals from the Custodial Account of amounts on deposit therein pursuant to
Section 3.07 that are attributable to the Mortgage Loans for the following purposes:

                 (i) to make deposits into the Certificate Account in the amounts and in the manner provided for in Section 4.01;

                (ii) to reimburse itself or the related Subservicer for previously unreimbursed advances or expenses made pursuant to Sections 3.01, 3.07(a), 3.08, 3.11, 3.12(a), 3.14 and 4.04 or otherwise reimbursable pursuant to the terms of this Agreement, such withdrawal right being limited to amounts received on particular Mortgage Loans (including, for this purpose, REO Proceeds, Insurance Proceeds, Liquidation Proceeds and proceeds from the purchase of a Mortgage Loan pursuant to Section 2.02, 2.03, 2.04 or 4.07) which represent (A) Late Collections of Monthly Payments for which any such advance was made in the case of Subservicer Advances or Advances pursuant to Section 4.04 and (B) recoveries of amounts in respect of which such advances were made in the case of Servicing Advances;

               (iii) to pay to itself or the related Subservicer (if not previously retained by such Subservicer) out of each payment received by the Master Servicer on account of interest on a Mortgage Loan as contemplated by Sections 3.14 and 3.16, an amount equal to that remaining portion of any such payment as to interest (but not in excess of the Servicing Fee and the Subservicing Fee, if not previously retained) which, when deducted, will result in the remaining amount of such interest being interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the amount specified in the amortization schedule of the related Mortgage Loan as the principal balance thereof at the beginning of the period respecting which such interest was paid after giving effect to any previous Curtailments;

                (iv) to pay to itself as additional servicing compensation any interest or investment income earned on funds deposited in the Custodial Account that it is entitled to withdraw pursuant to Section 3.07(c);

                 (v) to pay to itself as additional servicing compensation any Foreclosure Profits, and any amounts remitted by Subservicers as interest in respect of Curtailments pursuant to Section 3.08(b);

                (vi) to pay to itself, a Subservicer, a Seller, Residential Funding, the Company or any other appropriate Person, as the case may be, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased or otherwise transferred pursuant to Section 2.02, 2.03, 2.04, 4.07 or 9.01, all amounts received thereon and

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     not required to be distributed to the  Certificateholders as of the date on which the related Stated Principal Balance or Purchase Price is determined;

               (vii) to reimburse itself or the related Subservicer for any Nonrecoverable Advance or Advances in the manner and to the extent provided in subsection (c) below, any Advance made in connection with a modification of a Mortgage Loan that is in default or, in the judgment of the Master Servicer, default is reasonably foreseeable pursuant to Section 3.07(a), to the extent the amount of the Advance has been added to the outstanding principal balance of the Mortgage Loan, or any Advance reimbursable to the Master Servicer pursuant to Section 4.02(a)(iii);

              (viii) to reimburse itself or the Company for expenses incurred by and reimbursable to it or the Company pursuant to Sections 3.13, 3.14(c), 6.03, 10.01 or otherwise, or in connection with enforcing any repurchase, substitution or indemnification obligation of any Seller (other than an Affiliate of the Company) pursuant to the related Seller's Agreement;

                (ix) to reimburse itself for amounts expended by it (a) pursuant to Section 3.14 in good faith in connection with the restoration of property damaged by an Uninsured Cause, and (b) in connection with the liquidation of a Mortgage Loan or disposition of an REO Property to the extent not otherwise reimbursed pursuant to clause (ii) or (viii) above; and

               (x) to withdraw any amount deposited in the Custodial Account that was not required to be deposited therein pursuant to Section 3.07.

      (b) Since, in connection with withdrawals pursuant to clauses (ii), (iii),
(v)  and  (vi),  the  Master  Servicer's   entitlement  thereto  is  limited  to
collections or other recoveries on the related Mortgage Loan, the Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such clauses.

      (c) The Master Servicer shall be entitled to reimburse itself or the related Subservicer for any advance made in respect of a Mortgage Loan that the Master Servicer determines to be a Nonrecoverable Advance by withdrawal from the Custodial Account of amounts on deposit therein attributable to the Mortgage Loans on any Certificate Account Deposit Date succeeding the date of such determination. Such right of reimbursement in respect of a Nonrecoverable Advance on any such Certificate Account Deposit Date shall be limited to an amount not exceeding the portion of such advance previously paid to the Certificateholders (and not theretofore reimbursed to the Master Servicer or the related Subservicer).


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      Section 3.11. Maintenance of the Primary Insurance Policies;
                    Collections Thereunder.

      (a) The Master Servicer shall not take, or permit any Subservicer to take, any action which would result in non-coverage under any applicable Primary Insurance Policy of any loss which, but for the actions of the Master Servicer or Subservicer, would have been covered thereunder. To the extent coverage is available, the Master Servicer shall keep or cause to be kept in full force and effect each such Primary Insurance Policy until the principal balance of the related Mortgage Loan secured by a Mortgaged Property is reduced to 80% or less of the Appraised Value in the case of such a Mortgage Loan having a Loan-to-Value Ratio at origination in excess of 80%, provided that such Primary Insurance Policy was in place as of the Cut-off Date and the Company had knowledge of such Primary Insurance Policy. The Master Servicer shall be entitled to cancel or permit the discontinuation of any Primary Insurance Policy as to any Mortgage Loan, if the Stated Principal Balance of the Mortgage Loan is reduced below an amount equal to 80% of the appraised value of the related Mortgaged Property as determined in any appraisal thereof after the Closing Date, or if the Loan-to-Value Ratio is reduced below 80% as a result of principal payments on the Mortgage Loan after the Closing Date. In the event that the Company gains knowledge that as of the Closing Date, a Mortgage Loan had a Loan-to-Value Ratio at origination in excess of 80% and is not the subject of a Primary Insurance Policy (and was not included in any exception to the representation in Section 2.03(b)(iv)) and that such Mortgage Loan has a current Loan-to-Value Ratio in excess of 80% then the Master Servicer shall use its reasonable efforts to obtain and maintain a Primary Insurance Policy to the extent that such a policy is obtainable at a reasonable price. The Master Servicer shall not cancel or refuse to renew any such Primary Insurance Policy applicable to a Nonsubserviced Mortgage Loan, or consent to any Subservicer canceling or refusing to renew any such Primary Insurance Policy applicable to a Mortgage Loan subserviced by it, that is in effect at the date of the initial issuance of the Certificates and is required to be kept in force hereunder unless the replacement Primary Insurance Policy for such canceled or non-renewed policy is maintained with an insurer whose claims-paying ability is acceptable to each Rating Agency for mortgage pass-through certificates having a rating equal to or better than the lower of the then-current rating or the rating assigned to the Certificates as of the Closing Date by such Rating Agency.

      (b) In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present or to cause the related Subservicer to present, on behalf of the Master Servicer, the Subservicer, if any, the Trustee and the Certificateholders, claims to the Insurer under any Primary Insurance Policies, in a timely manner in accordance with such policies, and, in this regard, to take or cause to be taken such reasonable action as shall be necessary to permit recovery under any Primary Insurance Policies respecting defaulted Mortgage Loans. Pursuant to Section 3.07, any Insurance Proceeds collected by or remitted to the Master Servicer under any Primary Insurance Policies shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10.


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               Section  3.12.  Maintenance  of Fire  Insurance and Omissions and
          Fidelity Coverage.


      (a) The Master Servicer shall cause to be maintained for each Mortgage Loan (other than a Cooperative Loan) fire insurance with extended coverage in an amount which is equal to the lesser of the principal balance owing on such Mortgage Loan or 100 percent of the insurable value of the improvements; provided, however, that such coverage may not be less than the minimum amount required to fully compensate for any loss or damage on a replacement cost basis. To the extent it may do so without breaching the related Subservicing Agreement, the Master Servicer shall replace any Subservicer that does not cause such insurance, to the extent it is available, to be maintained. The Master Servicer shall also cause to be maintained on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Mortgage Loan (other than a Cooperative Loan), fire insurance with extended coverage in an amount which is at least equal to the amount necessary to avoid the application of any co-insurance clause contained in the related hazard insurance policy. Pursuant to Section 3.07, any amounts collected by the Master Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section
3.10. Any cost incurred by the Master Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to the Certificateholders be added to the amount owing under the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit. Such costs shall be recoverable by the Master Servicer out of related late payments by the Mortgagor or out of Insurance Proceeds and Liquidation Proceeds to the extent permitted by Section 3.10. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage Loan other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. Whenever the improvements securing a Mortgage Loan (other than a Cooperative Loan) are located at the time of origination of such Mortgage Loan in a federally designated special flood hazard area, the Master Servicer shall cause flood insurance (to the extent available) to be maintained in respect thereof. Such flood insurance shall be in an amount equal to the lesser of (i) the amount required to compensate for any loss or damage to the Mortgaged Property on a replacement cost basis and (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program).

      In the event that the Master Servicer shall obtain and maintain a blanket fire insurance policy with extended coverage insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.12(a), it being understood and agreed that such policy may contain a deductible clause, in which case the Master Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section 3.12(a) and there shall have been a loss which would have been covered by such policy, deposit in the Certificate Account the amount not otherwise payable

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



under the blanket policy because of such deductible clause. Any such deposit by the Master Servicer shall be made on the Certificate Account Deposit Date next preceding the Distribution Date which occurs in the month following the month in which payments under any such policy would have been deposited in the Custodial Account. In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present, on behalf of itself, the Trustee and the Certificateholders, claims under any such blanket policy.

      (b) The Master Servicer shall obtain and maintain at its own expense and keep in full force and effect throughout the term of this Agreement a blanket fidelity bond and an errors and omissions insurance policy covering the Master Servicer's officers and employees and other persons acting on behalf of the Master Servicer in connection with its activities under this Agreement. The amount of coverage shall be at least equal to the coverage that would be required by FNMA or FHLMC, whichever is greater, with respect to the Master Servicer if the Master Servicer were servicing and administering the Mortgage Loans for FNMA or FHLMC. In the event that any such bond or policy ceases to be in effect, the Master Servicer shall obtain a comparable replacement bond or policy from an issuer or insurer, as the case may be, meeting the requirements, if any, of the Program Guide and acceptable to the Company. Coverage of the Master Servicer under a policy or bond obtained by an Affiliate of the Master Servicer and providing the coverage required by this Section 3.12(b) shall satisfy the requirements of this Section 3.12(b).

               Section 3.13. Enforcement of Due-on-Sale Clauses; Assumption and Modification Agreements; Certain Assignments.

      (a) When any Mortgaged Property is conveyed by the Mortgagor, the Master Servicer or Subservicer, to the extent it has knowledge of such conveyance, shall enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy.
Notwithstanding the foregoing:

                 (i) the Master Servicer shall not be deemed to be in default under this Section 3.13(a) by reason of any transfer or assumption which the Master Servicer is restricted by law from preventing; and

               (ii) if the Master Servicer determines that it is reasonably likely that any Mortgagor will bring, or if any Mortgagor does bring, legal action to declare invalid or otherwise avoid enforcement of a due-on-sale clause contained in any Mortgage Note or Mortgage, the Master Servicer shall not be required to enforce the due-on-sale clause or to contest such action.

      (b) Subject to the Master Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.13(a), in any case in which a Mortgaged Property is to be conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption or modification agreement or supplement to the Mortgage Note or Mortgage which requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required

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releasing the Mortgagor from liability on the Mortgage Loan, the Master Servicer is authorized, subject to the requirements of the sentence next following, to execute and deliver, on behalf of the Trustee, the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person; provided, however, none of such terms and requirements shall both (a) constitute a "significant modification" effecting an exchange or reissuance of such Mortgage Loan under the Code (or final, temporary or proposed Treasury Regulations promulgated thereunder) and (b) cause the Trust Fund to fail to qualify as a REMIC under the Code or (subject to Section 10.01(f)), result in the imposition of any tax on "prohibited transactions" or constitute "contributions" after the start-up date under the REMIC Provisions. The Master Servicer shall execute and deliver such documents only if it reasonably determines that (i) its execution and delivery thereof will not conflict with or violate any terms of this Agreement or cause the unpaid balance and interest on the Mortgage Loan to be uncollectible in whole or in part, (ii) any required consents of insurers under any Required Insurance Policies have been obtained and (iii) subsequent to the closing of the transaction involving the assumption or transfer (A) the Mortgage Loan will continue to be secured by a first mortgage lien pursuant to the terms of the Mortgage, (B) such transaction will not adversely affect the coverage under any Required Insurance Policies, (C) the Mortgage Loan will fully amortize over the remaining term thereof, (D) no material term of the Mortgage Loan (including the interest rate on the Mortgage Loan) will be altered nor will the term of the Mortgage Loan be changed and (E) if the seller/transferor of the Mortgaged Property is to be released from liability on the Mortgage Loan, such release
will  not  (based  on  the  Master   Servicer's  or  Subservicer's   good  faith
determination) adversely affect the collectability of the Mortgage Loan. Upon receipt of appropriate instructions from the Master Servicer in accordance with the foregoing, the Trustee shall execute any necessary instruments for such assumption or substitution of liability as directed in writing by the Master Servicer. Upon the closing of the transactions contemplated by such documents, the Master Servicer shall cause the originals or true and correct copies of the assumption agreement, the release (if any), or the modification or supplement to the Mortgage Note or Mortgage to be delivered to the Trustee or the Custodian and deposited with the Mortgage File for such Mortgage Loan. Any fee collected by the Master Servicer or such related Subservicer for entering into an assumption or substitution of liability agreement will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

      (c) The Master Servicer or the related Subservicer, as the case may be, shall be entitled to approve a request from a Mortgagor for a partial release of the related Mortgaged Property, the granting of an easement thereon in favor of another Person, any alteration or demolition of the related Mortgaged Property or other similar matters if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Mortgage Loan, that the security for, and the timely and full collectability of, such Mortgage Loan would not be adversely affected thereby and that the Trust Fund would fail to continue to qualify as a REMIC under the Code as a result thereof and (subject to Section 10.01(f)) that no tax on "prohibited transactions" or "contributions" after the

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Startup Day would be imposed on the REMIC as a result thereof. Any fee collected by the Master Servicer or the related Subservicer for processing such a request will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

      (d) Subject to any other applicable terms and conditions of this Agreement, the Trustee and Master Servicer shall be entitled to approve an assignment in lieu of satisfaction with respect to any Mortgage Loan, provided the obligee with respect to such Mortgage Loan following such proposed assignment provides the Trustee and Master Servicer with a "Lender Certification for Assignment of Mortgage Loan" in the form attached hereto as Exhibit O, in form and substance satisfactory to the Trustee and Master Servicer, providing the following: (i) that the Mortgage Loan is secured by Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction; (ii) that the substance of the assignment is, and is intended to be, a refinancing of such Mortgage Loan and that the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws;
(iii) that the Mortgage Loan following the proposed assignment will have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and (iv) that such assignment is at the request of the borrower under the related Mortgage Loan. Upon approval of an assignment in lieu of satisfaction with respect to any Mortgage Loan, the Master Servicer shall receive cash in an amount equal to the unpaid principal balance of and accrued interest on such Mortgage Loan and the Master Servicer shall treat such amount as a Principal Prepayment in Full with respect to such Mortgage Loan for all purposes hereof.

      Section 3.14. Realization Upon Defaulted Mortgage Loans.

      (a) The Master Servicer shall foreclose upon or otherwise comparably convert (which may include an REO Acquisition) the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07. In connection with such foreclosure or other conversion, the Master Servicer shall, consistent with Section 3.11, follow such practices and procedures as it shall deem necessary or advisable, as shall be normal and usual in its general mortgage servicing activities and as shall be required or permitted by the Program Guide; provided that the Master Servicer shall not be liable in any respect hereunder if the Master Servicer is acting in connection with any such foreclosure or other conversion in a manner that is consistent with the provisions of this Agreement. The Master Servicer, however, shall not be required to expend its own funds or incur other reimbursable charges in connection with any foreclosure, or attempted foreclosure which is not completed, or towards the restoration of any property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Holders of Certificates of one or more Classes after reimbursement to itself for such expenses or charges and
(ii) that such expenses or charges will be recoverable to it through Liquidation Proceeds, Insurance Proceeds, or REO Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to
Section 3.10, whether or not such expenses and charges are actually recoverable from related Liquidation Proceeds, Insurance Proceeds or REO Proceeds). In the event of a determination

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by the Master  Servicer  pursuant to this Section  3.14(a),  the Master Servicer shall be entitled to reimbursement of such amounts pursuant to Section 3.10. Concurrently with the foregoing, the Master Servicer may pursue any remedies that may be available in connection with a breach of a representation and warranty with respect to any such Mortgage Loan in accordance with Sections 2.03 and 2.04. However, the Master Servicer is not required to continue to pursue both foreclosure (or similar remedies) with respect to the Mortgage Loans and remedies in connection with a breach of a representation and warranty if the Master Servicer determines in its reasonable discretion that one such remedy is more likely to result in a greater recovery as to the Mortgage Loan. Upon the occurrence of a Cash Liquidation or REO Disposition, following the deposit in the Custodial Account of all Insurance Proceeds, Liquidation Proceeds and other payments and recoveries referred to in the definition of "Cash Liquidation" or "REO Disposition," as applicable, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Master Servicer or its designee, as the case may be, the related Mortgage Loan, and thereafter such Mortgage Loan shall not be part of the Trust Fund. Notwithstanding the foregoing or any other provision of this Agreement, in the Master Servicer's sole discretion with respect to any defaulted Mortgage Loan or REO Property as to either of the following provisions, (i) a Cash Liquidation or REO Disposition may be deemed to have occurred if substantially all amounts expected by the Master Servicer to be received in connection with the related defaulted Mortgage Loan or REO Property have been received, and (ii) for purposes of determining the amount of any Liquidation Proceeds, Insurance Proceeds, REO Proceeds or any other unscheduled collections or the amount of any Realized Loss, the Master Servicer may take into account minimal amounts of additional receipts expected to be received or any estimated additional liquidation expenses expected to be incurred in connection with the related defaulted Mortgage Loan or REO Property.

      (b) In the event that title to any Mortgaged Property is acquired by the Trust Fund as an REO Property by foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trustee or to its nominee on behalf of the Certificateholders. Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such REO Property shall (except as otherwise expressly provided herein) be considered to be an Outstanding Mortgage Loan held in the Trust Fund until such time as the REO Property shall be sold. Consistent with the foregoing for purposes of all calculations hereunder so long as such REO Property shall be considered to be an Outstanding Mortgage Loan it shall be assumed that, notwithstanding that the indebtedness evidenced by the related Mortgage Note shall have been discharged, such Mortgage Note and the related amortization schedule in effect at the time of any such acquisition of title (after giving effect to any previous Curtailments and before any adjustment thereto by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period) remain in effect.

      (c) In the event that the Trust Fund acquires any REO Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Master Servicer on behalf of the Trust Fund shall dispose of such REO Property within three full

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years after the taxable year of its  acquisition  by the Trust Fund for purposes of Section 860G(a)(8) of the Code or, at the expense of the Trust Fund, request, more than 60 days before the day on which such grace period would otherwise expire, an extension of such period unless the Master Servicer (subject to Section 10.01(f)) obtains for the Trustee an Opinion of Counsel, addressed to the Trustee and the Master Servicer, to the effect that the holding by the Trust Fund of such REO Property subsequent to such period will not result in the imposition of taxes on "prohibited transactions" as defined in Section 860F of the Code or cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such REO Property (subject to any conditions contained in such Opinion of Counsel). The Master Servicer shall be entitled to be reimbursed from the Custodial Account for any costs incurred in obtaining such Opinion of Counsel, as provided in Section 3.10. Notwithstanding any other provision of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of
Section 860G(a)(8) of the Code or (ii) subject the Trust Fund to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Section 860G(c) of the Code, unless the Master Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

      (d) The proceeds of any Cash Liquidation, REO Disposition or purchase or repurchase of any Mortgage Loan pursuant to the terms of this Agreement, as well as any recovery resulting from a collection of Liquidation Proceeds, Insurance Proceeds or REO Proceeds, will be applied in the following order of priority: first, to reimburse the Master Servicer or the related Subservicer in accordance with Section 3.10(a)(ii); second, to the Certificateholders to the extent of accrued and unpaid interest on the Mortgage Loan, and any related REO Imputed Interest, at the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) to the Due Date prior to the Distribution Date on which such amounts are to be distributed; third, to the Certificateholders as a recovery of principal on the Mortgage Loan (or REO Property)(provided that if any such Class of Certificates to which such Realized Loss was allocated is no longer outstanding, such subsequent recovery shall be distributed to the persons who were the Holders of such Class of Certificates when it was retired); fourth, to all Servicing Fees and Subservicing Fees payable therefrom (and the Master Servicer and the Subservicer shall have no claims for any deficiencies with respect to such fees which result from the foregoing allocation); and fifth, to Foreclosure Profits.

      Section 3.15. Trustee to Cooperate; Release of Mortgage Files.

      (a) Upon becoming aware of the payment in full of any Mortgage Loan, or upon the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer will immediately notify the Trustee (if it holds the related Mortgage File) or the Custodian by a certification of a Servicing Officer (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial

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Account   pursuant  to  Section  3.07  have  been  or  will  be  so  deposited), substantially in one of the forms attached hereto as Exhibit H or, in the case of the Custodian, an electronic request in a form acceptable to the Custodian,
requesting   delivery  to  it  of  the  Mortgage  File.  Upon  receipt  of  such certification and request, the Trustee shall promptly release, or cause the Custodian to release, the related Mortgage File to the Master Servicer. The
Master Servicer is authorized to execute and deliver to the Mortgagor the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage, together with the Mortgage Note with, as appropriate, written evidence of cancellation thereon. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account or the Certificate Account.

      (b) From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, the Master Servicer shall deliver to the Custodian, with a copy to the Trustee, a certificate of a Servicing Officer substantially in one of the forms attached as Exhibit H hereto, or, in the case of the Custodian, an electronic request in a form acceptable to the Custodian, requesting that possession of all, or any document constituting part of, the Mortgage File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any Required Insurance Policy. Upon receipt of the foregoing, the Trustee shall deliver, or cause the Custodian to deliver, the Mortgage File or any document therein to the Master Servicer. The Master Servicer shall cause each Mortgage File or any document therein so released to be returned to the Trustee, or the Custodian as agent for the Trustee when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or (ii) the Mortgage File or such document has been delivered directly or through a Subservicer to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered directly or through a Subservicer to the Trustee a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. In the event of the liquidation of a Mortgage Loan, the Trustee shall deliver the Request for Release with respect thereto to the Master Servicer upon deposit of the related Liquidation Proceeds in the Custodial Account.

      (c) The Trustee or the Master Servicer on the Trustee's behalf shall execute and deliver to the Master Servicer, if necessary, any court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Together with such documents or pleadings (if signed by the Trustee), the Master Servicer shall deliver to the Trustee a certificate of a Servicing Officer requesting that such pleadings or documents be executed by the Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee

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will not invalidate any insurance  coverage under any Required  Insurance Policy or invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

      Section 3.16. Servicing and Other Compensation; Compensating Interest.

      (a) The Master Servicer, as compensation for its activities hereunder, shall be entitled to receive on each Distribution Date the amounts provided for by clauses (iii), (iv), (v) and (vi) of Section 3.10(a), subject to clause (e) below. The amount of servicing compensation provided for in such clauses shall be accounted for on a Mortgage Loan-by-Mortgage Loan basis. In the event that Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of a Cash Liquidation or REO Disposition exceed the unpaid principal balance of such Mortgage Loan plus unpaid interest accrued thereon (including REO Imputed Interest) at the related Net Mortgage Rate, the Master Servicer shall be entitled to retain therefrom and to pay to itself and/or the related Subservicer any Servicing Fee or Subservicing Fee considered to be accrued but unpaid.

      (b) Additional servicing compensation in the form of prepayment charges, assumption fees, late payment charges, investment income on amounts in the Custodial Account or the Certificate Account or otherwise shall be retained by the Master Servicer or the Subservicer to the extent provided herein, subject to clause (e) below.

      (c) The Master Servicer shall be required to pay, or cause to be paid, all expenses incurred by it in connection with its servicing activities hereunder (including payment of premiums for the Primary Insurance Policies, if any, to the extent such premiums are not required to be paid by the related Mortgagors, and the fees and expenses of the Trustee and any Custodian) and shall not be entitled to reimbursement therefor except as specifically provided in Sections
3.10 and 3.14.

      (d) The Master Servicer's right to receive servicing compensation may not be transferred in whole or in part except in connection with the transfer of all of its responsibilities and obligations of the Master Servicer under this Agreement.

      (e) Notwithstanding any other provision herein, the amount of servicing compensation that the Master Servicer shall be entitled to receive for its activities hereunder for the period ending on each Distribution Date shall be reduced (but not below zero) by an amount equal to Compensating Interest (if any) for such Distribution Date. Such reduction shall be applied during such period as follows: first, to any Servicing Fee or Subservicing Fee to which the Master Servicer is entitled pursuant to Section 3.10(a)(iii); second, to any income or gain realized from any investment of funds held in the Custodial
Account or the Certificate Account to which the Master Servicer is entitled pursuant to Sections 3.07(c) or 4.01(b), respectively; and third, to any amounts of servicing compensation to which the Master Servicer is entitled pursuant to
Section 3.10(a)(v) or (vi). In making such reduction, the Master Servicer (i) will not withdraw from the Custodial Account any such amount representing all or a portion of the Servicing Fee to which it is entitled pursuant to Section 3.10(a)(iii); (ii) will

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not withdraw from the Custodial  Account or Certificate  Account any such amount to which it is entitled  pursuant  to Section  3.07(c) or 4.01(b) and (iii) will
not  withdraw  from  the   Custodial   Account  any  such  amount  of  servicing
compensation to which it is entitled pursuant to Section 3.10(a)(v) or (vi).

      Section 3.17. Reports to the Trustee and the Company.

      Not later than fifteen days after each Distribution Date, the Master Servicer shall forward to the Trustee and the Company a statement, certified by a Servicing Officer, setting forth the status of the Custodial Account as of the close of business on such Distribution Date as it relates to the Mortgage Loans and showing, for the period covered by such statement, the aggregate of deposits in or withdrawals from the Custodial Account in respect of the Mortgage Loans for each category of deposit specified in Section 3.07 and each category of withdrawal specified in Section 3.10.

      Section 3.18. Annual Statement as to Compliance.

      The Master Servicer will deliver to the Company and the Trustee on or before March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date, an Officers' Certificate stating, as to each signer thereof, that (i) a review of the activities of the Master Servicer during the preceding calendar year related to its servicing of mortgage loans and its performance under pooling and servicing agreements, including this Agreement, has been made under such officers' supervision, (ii) to the best of such officers' knowledge, based on such review, the Master Servicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations relating to this Agreement in all material respects throughout such year, or, if there has been material noncompliance with such servicing standards or a default in the fulfillment in all material respects of any such obligation relating to this Agreement, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof and (iii) to the best of such officers' knowledge, each Subservicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations under its Subservicing Agreement in all material respects throughout such year, or, if there has been material noncompliance with such servicing standards or a material default in the fulfillment of such obligations relating to this Agreement, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof.

      Section 3.19. Annual Independent Public Accountants' Servicing Report.

      On or before March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date, the Master Servicer at its expense shall cause a firm of independent public accountants, which shall be members of the American Institute of Certified Public Accountants, to furnish a report to the Company and the Trustee stating its opinion that, on the basis of an examination conducted by such firm substantially in

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accordance  with standards  established  by the American  Institute of Certified
Public Accountants, the assertions made pursuant to Section 3.18 regarding compliance with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers during the preceding calendar year are fairly stated in all material respects, subject to such exceptions and other qualifications that, in the opinion of such firm, such accounting standards require it to report. In rendering such statement, such firm may rely, as to matters relating to the direct servicing of mortgage loans by Subservicers, upon
comparable   statements  for  examinations   conducted  by  independent   public
accountants substantially in accordance with standards established by the American Institute of Certified Public Accountants (rendered within one year of such statement) with respect to such Subservicers.

      Section 3.20. Rights of the Company in Respect of the Master Servicer.

      The Master Servicer shall afford the Company, upon reasonable notice, during normal business hours access to all records maintained by the Master Servicer in respect of its rights and obligations hereunder and access to officers of the Master Servicer responsible for such obligations. Upon request, the Master Servicer shall furnish the Company with its most recent financial statements and such other information as the Master Servicer possesses regarding its business, affairs, property and condition, financial or otherwise. The Master Servicer shall also cooperate with all reasonable requests for information including, but not limited to, notices, tapes and copies of files, regarding itself, the Mortgage Loans or the Certificates from any Person or Persons identified by the Company or Residential Funding. The Company may, but is not obligated to, enforce the obligations of the Master Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer hereunder or exercise the rights of the Master Servicer hereunder; provided that the Master Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Company or its designee. The Company shall not have any responsibility or liability for any action or failure to act by the Master Servicer and is not obligated to supervise the performance of the Master Servicer under this Agreement or otherwise.



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                                  ARTICLE IV

                        PAYMENTS TO CERTIFICATEHOLDERS

      Section 4.01. Certificate Account.

      (a) The Master Servicer on behalf of the Trustee shall establish and maintain a Certificate Account in which the Master Servicer shall cause to be deposited on behalf of the Trustee on or before 2:00 P.M. New York time on each Certificate Account Deposit Date by wire transfer of immediately available funds an amount equal to the sum of (i) any Advance for the immediately succeeding Distribution Date, (ii) any amount required to be deposited in the Certificate Account pursuant to Section 3.12(a), (iii) any amount required to be deposited in the Certificate Account pursuant to Section 3.16(e) or Section 4.07, (iv) any amount required to be paid pursuant to Section 9.01 and (v) all other amounts constituting the Available Distribution Amount for the immediately succeeding Distribution Date.

      (b) The Trustee shall, upon written request from the Master Servicer, invest or cause the institution maintaining the Certificate Account to invest the funds in the Certificate Account in Permitted Investments designated in the name of the Trustee for the benefit of the Certificateholders, which shall mature not later than the Business Day next preceding the Distribution Date next following the date of such investment (except that (i) any investment in the institution with which the Certificate Account is maintained may mature on such Distribution Date and (ii) any other investment may mature on such Distribution Date if the Trustee shall advance funds on such Distribution Date to the
Certificate Account in the amount payable on such investment on such Distribution Date, pending receipt thereof to the extent necessary to make distributions on the Certificates) and shall not be sold or disposed of prior to maturity. Subject to Section 3.16(e), all income and gain realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate Account by the Master Servicer out of its own funds immediately as realized without any right of reimbursement.

      Section 4.02. Distributions.

      (a) On each Distribution Date (x) the Master Servicer on behalf of the Trustee or (y) the Paying Agent appointed by the Trustee, shall distribute to the Master Servicer, in the case of a distribution pursuant to Section 4.02(a)(iii), the amount required to be distributed to the Master Servicer or a Subservicer pursuant to Section 4.02(a)(iii), and to each Certificateholder of record on the next preceding Record Date (other than as provided in Section 9.01 respecting the final distribution) either in immediately available funds (by wire transfer or otherwise) to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has so notified the Master Servicer or the Paying Agent, as the case may be, or, if such Certificateholder has not so notified the Master Servicer or the Paying Agent by the Record Date, by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register such Certificateholder's share (which share (A) with respect to each Class of Certificates (other than

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any Subclass of the Class A-6 Certificates),  shall be based on the aggregate of the Percentage Interests represented by Certificates of the applicable Class held by such Holder or (B) with respect to any Subclass of the Class A-6 Certificates, shall be equal to the amount (if any) distributed pursuant to
Section 4.02(a)(i) below to the initial Holder of the Class A-6 Certificate or to each Holder of a Subclass thereof, as applicable) of the following amounts, in the following order of priority (subject to the provisions of Section 4.02(b)), in each case to the extent of the Available Distribution Amount:

                 (i) to the Class A Certificateholders (other than the Class A-5 Certificateholders) and Class R Certificateholders on a pro rata basis based on Accrued Certificate Interest payable on such Certificates with respect to such Distribution Date, Accrued Certificate Interest on such Classes of Certificates (or Subclasses, if any, with respect to the Class A-6 Certificates), as applicable, for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date except as provided in the last paragraph of this Section 4.02(a) (the "Senior Interest Distribution Amount");

               (ii) (X) to the Class A-5 Certificateholders, the Class A-5 Principal Distribution Amount; and

                        (Y) to the Class A Certificateholders (other than Class A-5 Certificateholders) and Class R Certificateholders, in the priorities and amounts set forth in Section 4.02(b)(ii) through (iii) and Sections 4.02(c) and (d), the sum of the following (applied to reduce the Certificate Principal Balances of such Class A Certificates or Class R Certificates, as applicable):

               (A) the Senior Percentage for such Distribution Date times the sum of the following:

                        (1) the  principal  portion of each Monthly  Payment due
                    during the related Due Period on each Outstanding Mortgage Loan (other than the related Discount Fraction of the principal portion of such payment with respect to a Discount Mortgage Loan), whether or not received on or prior to the related Determination Date, minus the principal portion of any Debt Service Reduction (other than the related Discount Fraction of the principal portion of such Debt Service Reductions with respect to each Discount Mortgage Loan) which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

                        (2) the Stated  Principal  Balance of any Mortgage  Loan
                    repurchased during the related Prepayment Period (or deemed to have been so repurchased in accordance with Section 3.07(b)) pursuant to Section 2.02, 2.03, 2.04 or 4.07 and the amount of any shortfall deposited in the Custodial Account in connection with the substitution of a Deleted Mortgage Loan pursuant to Section 2.03 or 2.04 during the related Prepayment Period (other than the related Discount

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               Fraction  of such  Stated  Principal  Balance or  shortfall  with respect to a Discount Mortgage Loan); and

                        (3) the principal portion of all other unscheduled collections (other than Principal Prepayments in Full and Curtailments and amounts received in connection with a Cash Liquidation or REO Disposition of a Mortgage Loan described in Section 4.02(a)(ii)(Y)(B), including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds) received during the related Prepayment Period (or deemed to have been so received in accordance with Section 3.07(b)) to the extent applied by the Master Servicer as recoveries of principal of the related Mortgage Loan pursuant to Section
                    3.14 (other than the related Discount Fraction of the principal portion of such unscheduled collections, with respect to a Discount Mortgage Loan);

                    (B) with  respect  to each  Mortgage  Loan for  which a Cash
              Liquidation or a REO Disposition occurred during the related Prepayment Period (or was deemed to have occurred during such period in accordance with Section 3.07(b)) and did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, an amount equal to the lesser of (a) the Senior Percentage for such Distribution Date times the Stated Principal Balance of such Mortgage Loan (other than the related Discount Fraction of such Stated Principal Balance, with respect to a Discount Mortgage Loan) and (b) the Senior Accelerated Distribution Percentage for such Distribution Date times the related unscheduled collections (including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds) to the extent applied by the Master Servicer as recoveries of principal of the related Mortgage Loan pursuant to
              Section 3.14 (in each case other than the portion of such unscheduled collections, with respect to a Discount Mortgage Loan included in Section 4.02(b)(i)(C));

                    (C) the Senior Accelerated  Distribution Percentage for such
               Distribution Date times the aggregate of all Principal Prepayments in Full and Curtailments received in the related Prepayment Period (other than the related Discount Fraction of such Principal Prepayments in Full and Curtailments, with respect to a Discount Mortgage Loan);

                    (D)  any  Excess  Subordinate   Principal  Amount  for  such
               Distribution Date; and

                    (E) any amounts described in subsection (ii)(Y), clauses (A)
              through (C) of this Section 4.02(a), as determined for any previous Distribution Date, which remain unpaid after application of amounts previously distributed pursuant to this clause (E) to the extent that such amounts are not attributable to Realized Losses which have been allocated to the Class M Certificates or Class B Certificates;

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               (iii)  if the  Certificate  Principal  Balances  of the  Class  M
      Certificates and Class B Certificates have not been reduced to zero, to the Master Servicer or a Subservicer, by remitting for deposit to the Custodial Account, to the extent of and in reimbursement for any Advances or Subservicer Advances previously made with respect to any Mortgage Loan or REO Property which remain unreimbursed in whole or in part following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO
      Property, minus any such Advances that were made with respect to delinquencies that ultimately constituted Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses;

                    (iv) to the  Holders  of the  Class  M-1  Certificates,  the
               Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

                 (v) to the Holders of the Class M-1 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date, minus (y) the amount of any Class A-5 Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(vii), (ix), (xi),
      (xiii), (xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-1 Certificates;

               (vi) to the Holders of the Class M-2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

               (vii) to the Holders of the Class M-2 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date, minus (y) the amount of any Class A-5 Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(ix), (xi), (xiii),
      (xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-2 Certificates;

               (viii) to the Holders of the Class M-3 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

                (ix) to the Holders of the Class M-3 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-5 Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xi), (xiii), (xiv)

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               and (xv) are insufficient  therefor,  applied in reduction of the
          Certificate Principal Balance of the Class M-3 Certificates;

               (x) to the Holders of the Class B-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

                (xi) to the Holders of the Class B-1 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-5 Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xiii), (xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class B-1 Certificates;

               (xii) to the Holders of the Class B-2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

              (xiii) to the Holders of the Class B-2 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-5 Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class B-2 Certificates;

               (xiv) to the Holders of the Class B-3 Certificates, an amount equal to (x) the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below minus
      (y) the amount of any Class A-5 Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates to the extent the amounts available pursuant to clause (x) of Section 4.02(a)(xv) are insufficient therefor;

                (xv) to the Holders of the Class B-3 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-5 Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates applied in reduction of the Certificate Principal Balance of the Class B-3 Certificates;

               (xvi) to the Class A Certificateholders and Class R Certificateholders in the priority set forth in Section 4.02(b), the portion, if any, of the Available Distribution Amount remaining after the foregoing distributions, applied to reduce the

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      Certificate  Principal  Balances of such Class A and Class R Certificates, but in no event more than the aggregate of the outstanding Certificate Principal Balances of each such Class of Class A and Class R Certificates, and thereafter, to each Class of Class M Certificates then outstanding beginning with such Class with the lowest numerical designation, any portion of the Available Distribution Amount remaining after the Class A Certificates and Class R Certificates have been retired, applied to reduce
      the  Certificate   Principal  Balance  of  each  such  Class  of  Class  M
      Certificates, but in no event more than the outstanding Certificate Principal Balance of each such Class of Class M Certificates; and thereafter to each such Class of Class B Certificates then outstanding beginning with such Class with the lowest numerical designation, any portion of the Available Distribution Amount remaining after the Class M
      Certificates  have  been  retired,   applied  to  reduce  the  Certificate
      Principal Balance of each such Class of Class B Certificates, but in no event more than the outstanding Certificate Principal Balance of each such Class of Class B Certificates; and

               (xvii) to the Class R Certificateholders, the balance, if any, of the Available Distribution Amount.

      Notwithstanding the foregoing, on any Distribution Date, with respect to the Class of Class B Certificates outstanding on such Distribution Date with the highest numerical designation, or in the event the Class B Certificates are no longer outstanding, the Class of Class M Certificates then outstanding with the highest numerical designation, or in the event the Class B Certificates and Class M Certificates are no longer outstanding, the Class A and Class R Certificates, Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date will be distributable only to the extent that such unpaid Accrued Certificate Interest was attributable to interest shortfalls relating to the failure of the Master Servicer to make any required Advance, or the determination by the Master Servicer that any proposed Advance would be a Nonrecoverable Advance with respect to the related Mortgage Loan where such Mortgage Loan has not yet been the subject of a Cash Liquidation or REO Disposition.

      (b) Distributions of principal on the Class A Certificates (other than the Class A-6 Certificates) and Class R Certificates on each Distribution Date occurring prior to the occurrence of the Credit Support Depletion Date will be made as follows:

                 (i) first, to the Class A-5 Certificates, until the Certificate Principal Balance thereof is reduced to zero, an amount (the "Class A-5 Principal Distribution Amount") equal to the aggregate of:

               (A) the related Discount Fraction of the principal portion of each Monthly Payment on each Discount Mortgage Loan due during the related Due Period, whether or not received on or prior to the related Determination Date, minus the Discount Fraction of the principal portion of any related Debt Service Reduction which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;


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                    (B) the related Discount  Fraction of the principal  portion of all unscheduled collections on each Discount Mortgage Loan received during the preceding calendar month (other than amounts received in connection with a Cash Liquidation or REO Disposition of a Discount Mortgage Loan described in clause (C) below),
              including   Principal   Prepayments  in  Full,   Curtailments  and
              repurchases (including deemed repurchases under Section 3.07(b)) of Discount Mortgage Loans (or, in the case of a substitution of a Deleted Mortgage Loan, the Discount Fraction of the amount of any shortfall deposited in the Custodial Account in connection with such substitution);

                    (C) in connection with the Cash Liquidation or REO Disposition of a Discount Mortgage Loan that did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, an amount equal to the lesser of (1) the applicable Discount Fraction of the Stated Principal Balance of such Discount Mortgage Loan immediately prior to such Distribution Date and (2) the aggregate amount of the collections on such Discount Mortgage Loan to the extent applied as recoveries of principal;

                    (D) any amounts  allocable  to  principal  for any  previous
               Distribution Date (calculated pursuant to clauses (A) through (C) above) that remain undistributed; and

                    (E) the amount of any Class A-5  Collection  Shortfalls  for such Distribution Date and the amount of any Class A-5 Collection Shortfalls remaining unpaid for all previous Distribution Dates, but only to the extent of the Eligible Funds for such Distribution Date;

               (ii)  the  Senior   Principal   Distribution   Amount   shall  be
          distributed to the Class R Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

               (iii) the balance of the Senior Principal Distribution Amount, if any, remaining after the distribution, if any, described in clauses 4.02(b)(ii) above, shall be distributed as follows:

                    (A) 9.0907768773% of the amount distributable under this clause (iii) to the Class A-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero;

                    (B) 90.9092231227% of the amount distributable under this clause (iii) shall be distributed as follows:

                    (I) first, to the Class A-4 Certificates in reduction of the
               Certificate Principal Balance thereof, up to an amount equal to the sum of the following:

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                        (X) the Class A-4 Certificates' pro rata share (based on
                    the aggregate Certificate Principal Balance thereof relative to the aggregate Certificate Principal Balance of all
                    classes   of   Certificates   (other   than  the  Class  A-5
                    Certificates) of the aggregate of the collections described in clauses 4.02(a)(ii)(Y)(A), (B) and (E) (other than any amounts relating to clauses (C) and (D) included in clause
                    (E)) without application of the Senior Percentage or the Senior Accelerated Distribution Percentage; and

                        (Y) the Lockout Distribution Percentage of the Class A-4
                    Certificates' pro rata share (based on the aggregate Certificate Principal Balance thereof relative to the aggregate Certificate Principal Balance of all classes of Certificates (other than the Class A-5 Certificates)) of the collections described in clause 4.02(a)(ii)(Y)(C) without application of the Senior Accelerated Distribution Percentage;

              provided that if the aggregate of the amounts set forth in clauses 4.02(a)(ii)(Y)(A), (B), (C) and (E) is more than the balance of the Available Distribution Amount remaining after the amounts set forth in Sections 4.02(a)(i) and 4.02(b)(i) have been distributed, the amount paid to the Class A-4 Certificates pursuant to this clause (iii)(B)(I) shall be reduced by an amount equal to the Class A-4 Certificates' pro rata share (based on the aggregate Certificate Principal Balance thereof relative to the aggregate Certificate Principal Balance of all classes of Senior Certificates (other than the Class A-5 Certificates)) of such difference;

                    (II) second, to the Class A-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                    (III) third, to the Class A-3 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and

                    (IV) fourth, to the Class A-4 Certificates, until the Certificate Principal Balance thereof has been reduced to zero.

      (c) On or after the occurrence of the Credit Support Depletion Date all priorities relating to distributions as described above in respect of principal among the various classes of Senior Certificates (other than the Class A-5 Certificates) will be disregarded and an amount equal to the Discount Fraction of the principal portion of scheduled payments and unscheduled collections received or advanced in respect of Discount Mortgage Loans will be distributed to the Class A-5 Certificates and the Senior Principal Distribution Amount will be distributed to all Classes of Senior Certificates (other than the Class A-5 Certificates) pro rata in accordance with their respective outstanding Certificate Principal Balances and the amount set forth in Section 4.02(a)(i) will be distributed as set forth therein.


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      (d) After  reduction of the Certificate  Principal  Balances of the Senior
Certificates (other than the Class A-5 Certificates) to zero but prior to the Credit Support Depletion Date, the Senior Certificates (other than the Class A-5 Certificates) will be entitled to no further distributions of principal thereon and the Available Distribution Amount will be paid solely to the holders of the Class A-5, Class M and Class B Certificates.

      (e) In  addition  to the  foregoing  distributions,  with  respect  to any
Mortgage Loan that was previously the subject of a Cash Liquidation or an REO Disposition that resulted in a Realized Loss, in the event that within two years of the date on which such Realized Loss was determined to have occurred the Master Servicer receives amounts, which the Master Servicer reasonably believes to represent subsequent recoveries (net of any related liquidation expenses), or determines that it holds surplus amounts previously reserved to cover estimated expenses, specifically related to such Mortgage Loan (including, but not limited to, recoveries in respect of the representations and warranties made by the related  Seller  pursuant  to the  applicable  Seller's  Agreement),  the Master
Servicer shall distribute such amounts to the Class or Classes to which such Realized Loss was allocated, if applicable (with the amounts to be distributed allocated among such Classes in the same proportions as such Realized Loss was allocated), and within each such Class to the Certificateholders of record as of the Record Date immediately preceding the date of such distribution (or if such Class of Certificates is no longer outstanding, to the Certificateholders of record at the time that such Realized Loss was allocated); provided that no such distribution to any Class of Certificates of subsequent recoveries related to a Mortgage Loan shall exceed, either individually or in the aggregate and together with any other amounts paid in reimbursement therefor, the amount of the related Realized Loss that was allocated to such Class of Certificates. Notwithstanding the foregoing, no such distribution shall be made with respect to the Certificates of any Class to the extent that either (i) such Class was protected against the related Realized Loss pursuant to any instrument or fund established under Section 12.01(e) or (ii) such Class of Certificates has been deposited into a separate trust fund or other structuring vehicle and separate certificates or other instruments representing interests therein have been issued in one or more classes, and any of such separate certificates or other instruments was protected against the related Realized Loss pursuant to any limited guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or a combination thereof. Any amount to be so distributed shall be distributed by the Master Servicer to the Certificateholders of record as of the Record Date immediately preceding the date of such distribution (i) with respect to the Certificates of any Class (other than the Class A-6 Certificates), on a pro rata basis based on the Percentage Interest represented by each Certificate of such Class as of such Record Date and (ii) with respect to the Class A-6 Certificates, to the Class A-6 Certificates or any Subclass thereof to which the related Realized Loss (or portion thereof) was previously allocated. Any amounts to be so distributed shall not be remitted to or distributed from the Trust Fund, and shall constitute subsequent recoveries with respect to Mortgage Loans that are no longer assets of the Trust Fund.

      (f) Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, as Holder thereof, and the Depository shall be responsible for crediting the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such

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distribution to the  Certificate  Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. None of the Trustee, the Certificate Registrar, the Company or the Master Servicer shall have any responsibility therefor except as otherwise provided by this Agreement or applicable law.

      (g) Except as otherwise provided in Section 9.01, if the Master Servicer anticipates that a final distribution with respect to any Class of Certificates will be made on the next Distribution Date, the Master Servicer shall, no later than the Determination Date in the month of such final distribution, notify the Trustee and the Trustee shall, no later than two (2) Business Days after such Determination Date, mail on such date to each Holder of such Class of Certificates a notice to the effect that: (i) the Trustee anticipates that the final distribution with respect to such Class of Certificates will be made on such Distribution Date but only upon presentation and surrender of such Certificates at the office of the Trustee or as otherwise specified therein, and
(ii) no interest shall accrue on such Certificates from and after the end of the prior calendar month. In the event that Certificateholders required to surrender their Certificates pursuant to Section 9.01(c) do not surrender their Certificates for final cancellation, the Trustee shall cause funds distributable with respect to such Certificates to be withdrawn from the Certificate Account and credited to a separate escrow account for the benefit of such Certificateholders as provided in Section 9.01(d).

      Section 4.03. Statements to Certificateholders.

      (a) Concurrently with each distribution charged to the Certificate Account and with respect to each Distribution Date the Master Servicer shall forward to the Trustee and the Trustee shall forward by mail to each Holder and the Company a statement setting forth the following information as to each Class of Certificates to the extent applicable:

                 (i) (a) the amount of such distribution to the Certificateholders of such Class applied to reduce the Certificate Principal Balance thereof, and (b) the aggregate amount included therein representing Principal Prepayments;

               (ii) the amount of such distribution to Holders of such Class of Certificates allocable to interest;

               (iii) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall;

               (iv) the amount of any Advance by the Master Servicer pursuant to
          Section 4.04;

                 (v) the number and Pool Stated Principal Balance of the Mortgage Loans after giving effect to the distribution of principal on such Distribution Date;


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                (vi) the aggregate  Certificate  Principal Balance of each Class of Certificates, and each of the Senior, Class M and Class B Percentages, after giving effect to the amounts distributed on such Distribution Date, separately identifying any reduction thereof due to Realized Losses other than pursuant to an actual distribution of principal;

               (vii) the related Subordinate Principal Distribution Amount and Prepayment Distribution Percentage, if applicable;

              (viii) on the basis of the most recent reports furnished to it by Subservicers, the number and aggregate principal balances of Mortgage Loans that are delinquent (A) one month, (B) two months and (C) three months and the number and aggregate principal balance of Mortgage Loans that are in foreclosure;

               (ix) the number, aggregate principal balance and book value of any REO Properties;

                 (x)  the  aggregate  Accrued  Certificate   Interest  remaining
      unpaid, if any, for each Class of Certificates, after giving effect to the distribution made on such Distribution Date;

                (xi) the Special Hazard Amount, Fraud Loss Amount and Bankruptcy Amount as of the close of business on such Distribution Date and a description of any change in the calculation of such amounts;

               (xii) the weighted average Pool Strip Rate for such Distribution Date and the Pass-Through Rate on the Class A-6 Certificates and each Subclass, if any, thereof;

              (xiii)    the occurrence of the Credit Support Depletion Date;

               (xiv) the Senior Accelerated Distribution Percentage applicable to such distribution;

               (xv) the Senior Percentage and Lockout Distribution Percentage for such Distribution Date;

               (xvi)  the   aggregate   amount  of  Realized   Losses  for  such
          Distribution Date;

               (xvii) the aggregate amount of any recoveries on previously foreclosed loans from Sellers due to a breach of representation or warranty;

              (xviii) the weighted average remaining term to maturity of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date;


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               (xix) the weighted  average  Mortgage Rates of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date; and

                (xx)    the Notional Amount of the Class A-6 Certificates.

In the case of information furnished pursuant to clauses (i) and (ii) above, the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination. In addition to the statement provided to the Trustee as set forth in this Section 4.03(a), the Master Servicer shall provide to any manager of a trust fund consisting of some or all of the Certificates, upon reasonable request, such additional information as is reasonably obtainable by the Master Servicer at no additional expense to the Master Servicer.

      (b) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Certificate, other than a Class R Certificate, a statement containing the information set forth in clauses (i) and (ii) of subsection (a) above aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

      (c) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Class R Certificate, a statement containing the applicable distribution information provided pursuant to this Section 4.03 aggregated for such calendar year or applicable portion thereof during which such Person was the Holder of a Class R Certificate. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

      (d)  Upon  the  written  request  of  any  Certificateholder,  the  Master
Servicer, as soon as reasonably practicable, shall provide the requesting Certificateholder with such information as is necessary and appropriate, in the Master Servicer's sole discretion, for purposes of satisfying applicable reporting requirements under Rule 144A.

               Section 4.04. Distribution of Reports to the Trustee and the Company; Advances by the Master Servicer.

      (a) Prior to the close of business on the Business Day next succeeding each Determination Date, the Master Servicer shall furnish a written statement to the Trustee, any Paying Agent and the Company (the information in such statement to be made available to Certificateholders by the Master Servicer on request) setting forth (i) the Available Distribution Amount and (ii) the amounts required to be withdrawn from the Custodial Account and deposited into the Certificate Account on the immediately succeeding Certificate Account

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Deposit Date pursuant to clause (iii) of Section 4.01(a).  The  determination by the Master Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Trustee shall be protected in relying upon the same without any independent check or verification.

      (b) On or before 2:00 P.M. New York time on each Certificate Account Deposit Date, the Master Servicer shall either (i) deposit in the Certificate Account from its own funds, or funds received therefor from the Subservicers, an amount equal to the Advances to be made by the Master Servicer in respect of the related Distribution Date, which shall be in an aggregate amount equal to the aggregate amount of Monthly Payments (with each interest portion thereof adjusted to the Net Mortgage Rate), less the amount of any related Servicing Modifications, Debt Service Reductions or reductions in the amount of interest collectable from the Mortgagor pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or similar legislation or regulations then in effect, on the Outstanding Mortgage Loans as of the related Due Date, which Monthly Payments were delinquent as of the close of business as of the related Determination Date; provided that no Advance shall be made if it would be a Nonrecoverable Advance, (ii) withdraw from amounts on deposit in the Custodial Account and deposit in the Certificate Account all or a portion of the Amount Held for Future Distribution in discharge of any such Advance, or (iii) make advances in the form of any combination of (i) and (ii) aggregating the amount of such Advance. Any portion of the Amount Held for Future Distribution so used shall be replaced by the Master Servicer by deposit in the Certificate Account on or before 11:00 A.M. New York time on any future Certificate Account Deposit Date to the extent that funds attributable to the Mortgage Loans that are available in the Custodial Account for deposit in the Certificate Account on such Certificate Account Deposit Date shall be less than payments to Certificateholders required to be made on the following Distribution Date. The Master Servicer shall be entitled to use any Advance made by a Subservicer as described in Section 3.07(b) that has been deposited in the Custodial Account on or before such Distribution Date as part of the Advance made by the Master Servicer pursuant to this Section 4.04. The amount of any reimbursement pursuant to Section 4.02(a)(iii) in respect of outstanding Advances on any Distribution Date shall be allocated to specific Monthly Payments due but delinquent for previous Due Periods, which allocation shall be made, to the extent practicable, to Monthly Payments which have been delinquent for the longest period of time. Such allocations shall be conclusive for purposes of reimbursement to the Master Servicer from recoveries on related Mortgage Loans pursuant to Section 3.10.

      The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by a certificate of a Servicing Officer delivered to the Seller and the Trustee.

      In the event that the Master Servicer determines as of the Business Day preceding any Certificate Account Deposit Date that it will be unable to deposit in the Certificate Account an amount equal to the Advance required to be made for the immediately succeeding Distribution Date, it shall give notice to the Trustee of its inability to advance (such notice may be given by telecopy), not later than 3:00 P.M., New York time, on such Business Day, specifying the portion of such amount that it will be unable to deposit. Not later than 3:00 P.M., New York time, on the Certificate Account Deposit Date the Trustee shall, unless by 12:00 Noon, New

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York time,  on such day the  Trustee  shall have been  notified  in writing  (by telecopy) that the Master Servicer shall have directly or indirectly deposited in the Certificate Account such portion of the amount of the Advance as to which the Master Servicer shall have given notice pursuant to the preceding sentence, pursuant to Section 7.01, (a) terminate all of the rights and obligations of the Master Servicer under this Agreement in accordance with Section 7.01 and (b) assume the rights and obligations of the Master Servicer hereunder, including the obligation to deposit in the Certificate Account an amount equal to the Advance for the immediately succeeding Distribution Date.

      The Trustee shall  deposit all funds it receives  pursuant to this Section
4.04 into the Certificate Account.

      Section 4.05. Allocation of Realized Losses.

      Prior to each Distribution Date, the Master Servicer shall determine the total amount of Realized Losses, if any, that resulted from any Cash Liquidation, Debt Service Reduction, Deficient Valuation, REO Disposition or Servicing Modification (to the extent constituting a reduction of the principal balance of the Mortgage Loan) that occurred during the related Prepayment Period or in the case of a Servicing Modification that constitutes a reduction of the interest rate on a Mortgage Loan, the amount of the reduction in the interest portion of the Monthly Payment due in the month in which such Distribution Date occurs. The amount of each Realized Loss shall be evidenced by an Officers' Certificate. All Realized Losses, other than Excess Special Hazard Losses, Extraordinary Losses, Excess Bankruptcy Losses or Excess Fraud Losses, shall be allocated as follows: first, to the Class B-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; second, to the Class B-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; third, to the Class B-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fourth, to the Class M-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fifth, to the Class M-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; sixth, to the Class M-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; and, thereafter, if such Realized Losses are on a Discount Mortgage Loan, to the Class A-5 Certificates, in an amount equal to the Discount Fraction of the principal portion thereof, and the remainder of such Realized Losses and the entire amount of such Realized Losses on Non-Discount Mortgage Loans among all the Class A Certificates (other than the Class A-5 Certificates), Class R Certificates and, in respect of the interest portion of such Realized Losses, on a pro rata basis, as described below. Any Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses on Non-Discount Mortgage Loans will be allocated among the Class A (other than the Class A-5 Certificates), Class M, Class B and Class R Certificates, and, in respect of the interest portion of such Realized Losses, on a pro rata basis, as described below. The principal portion of such losses on Discount Mortgage Loans will be allocated to the Class A-5 Certificates in an amount equal to the related Discount Fraction thereof, and the remainder of such losses on Discount Mortgage Loans will be allocated among the Class A Certificates (other than the Class A-5 Certificates), Class M, Class B and Class R Certificates on a pro rata basis, as described below.


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      As used herein,  an  allocation  of a Realized  Loss on a "pro rata basis"
among two or more specified Classes of Certificates means an allocation on a pro rata basis, among the various Classes so specified, to each such Class of Certificates on the basis of their then outstanding Certificate Principal Balances prior to giving effect to distributions to be made on such Distribution Date in the case of the principal portion of a Realized Loss or based on the Accrued Certificate Interest thereon payable on such Distribution Date (without regard to any Compensating Interest for such Distribution Date) in the case of an interest portion of a Realized Loss. Except as provided in the following sentence, any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to a Class of Certificates shall be made by reducing the Certificate Principal Balance thereof by the amount so allocated, which allocation shall be deemed to have occurred on such Distribution Date. Any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to the Class B Certificates or, after the Certificate Principal Balances of the Class B Certificates have been reduced to zero, to the Class of Class M Certificates then outstanding with the highest numerical designation shall be made by operation of the definition of "Certificate Principal Balance" and by operation of the provisions of Section 4.02(a). Allocations of the interest portions of Realized Losses shall be made by operation of the definition of "Accrued Certificate Interest" and by operation of the provisions of Section 4.02(a). Allocations of the principal portion of Debt Service Reductions shall be made by operation of the provisions of Section 4.02(a). All Realized Losses and all other losses allocated to a Class of Certificates hereunder will be allocated among the Certificates of such Class in proportion to the Percentage Interests (other than the Class A-6 Certificates) evidenced thereby. All Realized Losses and all other losses allocated to the Class A-6 Certificates hereunder will be allocated to the Class A-6 Certificates and, if any Subclasses thereof have been issued pursuant to Section 5.01(c), such Realized Losses and other losses shall be allocated among the Subclasses of such Class in proportion to the respective amounts of Accrued Certificate Interest payable on such Distribution Date that would have resulted absent such reductions.

               Section  4.06.   Reports  of  Foreclosures   and  Abandonment  of
          Mortgaged Property.

      The Master Servicer or the Subservicers shall file information returns with respect to the receipt of mortgage interests received in a trade or business, the reports of foreclosures and abandonments of any Mortgaged Property and the information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H, 6050J and 6050P, respectively, of the Code, and deliver to the Trustee an Officers' Certificate on or before March 31 of each year stating that such reports have been filed. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by Sections 6050H, 6050J and 6050P of the Code.

      Section 4.07. Optional Purchase of Defaulted Mortgage Loans.

      As to any Mortgage Loan which is delinquent in payment by 90 days or more, the Master Servicer may, at its option, purchase such Mortgage Loan from the Trustee at the Purchase Price therefor. If at any time the Master Servicer makes a payment to the Certificate Account covering the amount of the Purchase Price for such a Mortgage Loan, and the Master Servicer provides to the Trustee a certification signed by a Servicing Officer stating

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that the amount of such payment has been deposited in the  Certificate  Account, then the Trustee shall execute the assignment of such Mortgage Loan at the request of the Master Servicer without recourse to the Master Servicer, the Trustee or the Trust Fund whereupon the Master Servicer shall succeed to all of the Trustee's right, title and interest in and to such Mortgage Loan, and all security and documents relative thereto. Such assignment shall be an assignment outright and not for security. The Master Servicer will thereupon own such Mortgage, and all such security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto. Notwithstanding anything to the contrary in this Section 4.07, the Master Servicer shall continue to service any such Mortgage Loan after the date of such purchase in accordance with the terms of this Agreement and, if any Realized Loss with respect to such Mortgage Loan occurs, allocate such Realized Loss to the Class or Classes of Certificates that would have borne such Realized Loss in accordance with the terms hereof as if such Mortgage Loan had not been so purchased. For purposes of this Agreement, a payment of the Purchase Price by the Master Servicer pursuant to this Section 4.07 will be viewed as an advance, and the amount of any Realized Loss shall be recoverable pursuant to the provisions for the recovery of unreimbursed Advances under Section 4.02(a) or, to the extent not recoverable under such provisions, as a Nonrecoverable Advance as set forth herein.

      Section 4.08. Distributions on the Uncertificated REMIC Regular Interests.

      (a) On each Distribution Date, the Trustee shall be deemed to distribute to itself, as the holder of the Uncertificated REMIC Regular Interests, Uncertificated Accrued Interest on the Uncertificated REMIC Regular Interests for such Distribution Date, plus any Uncertificated Accrued Interest thereon remaining unpaid from any previous Distribution
Date.

      (b) In determining from time to time the Uncertificated REMIC Regular Interest Distribution Amounts, Realized Losses allocated to the Class A-6 Certificates under Section 4.05 shall be deemed allocated to Uncertificated REMIC Regular Interests on a pro rata basis based on the Uncertificated Accrued Interest for the related Distribution Date.

      (c) On each Distribution Date, the Trustee shall be deemed to distribute from the Trust Fund, in the priority set forth in Sections 4.02(a), to the Class A-6 Certificates, the amounts distributable thereon from the Uncertificated REMIC Regular Interest Distribution Amounts deemed to have been received by the Trustee from the Trust Fund under this Section 4.08. The amount deemed distributable hereunder with respect to the Class A-6 Certificates shall equal 100% of the amounts payable with respect to the Uncertificated REMIC Regular Interests.

     (d) Notwithstanding the deemed distributions on the Uncertificated REMIC Regular Interests described in this Section 4.08, distributions of funds from the Certificate Account shall be made only in accordance with Section 4.02.


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                                   ARTICLE V

                               THE CERTIFICATES

      Section 5.01. The Certificates.

      (a) The Class A, Class M, Class B and Class R Certificates, respectively, shall be substantially in the forms set forth in Exhibits A, B, C and D and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery to or upon the order of the Company and in the case of any Certificates issued on the Closing Date, upon receipt by the Trustee or one or more Custodians of the documents specified in
Section 2.01. The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class M-1 Certificates shall be issuable in minimum dollar denominations of $25,000 and integral multiples of $1 (in the case of the Class A-5 and Class M-1 Certificates, $1,000) in excess thereof. The Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates shall be issuable in minimum dollar denominations of $250,000 and integral multiples of $1,000 in excess thereof), except that one Certificate of the Class A-5, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates may be issued in a denomination equal to the denomination set forth as follows for such Class or the sum of such denomination and an integral multiple of $1,000:

                  Class A-5                   $   25,067.31
                  Class M-1                   $  25,300.00
                  Class M-2                   $ 250,400.00
                  Class M-3                   $ 250,400.00
                  Class B-1                   $ 250,300.00
                  Class B-2                   $ 250,400.00
                  Class B-3                   $ 250,536.81

      The Class A-6 Certificates and Class R Certificates shall be issuable in minimum denominations of not less than a 20.00% Percentage Interest (except as provided in Section 5.01(c) with respect to the Class A-6 Certificates); provided, however, that one Class R Certificate will be issuable to Residential Funding as "tax matters person" pursuant to Section 10.01(c) and (e) in a minimum denomination representing a Percentage Interest of not less than 0.01%. Each Subclass of the Class A-6 Certificates shall be issuable in minimum denominations of not less than a 100% Percentage Interest, except as provided in
Section 5.01(c).

      The Certificates shall be executed by manual or facsimile signature on behalf of an authorized officer of the Trustee. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificate or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Certificate

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Registrar by manual  signature,  and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

      (b) The Class A Certificates, other than the Class A-5 and Class A-6 Certificates, shall initially be issued as one or more Certificates registered in the name of the Depository or its nominee and, except as provided below, registration of such Certificates may not be transferred by the Trustee except to another Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein. The Certificateholders shall hold their respective Ownership Interests in and to each of the Class A Certificates, other than the Class A-5 Certificates and Class A-6 Certificates, through the book-entry facilities of the Depository and, except as provided below, shall not be entitled to Definitive Certificates in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall transfer the Ownership Interests only in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

      The Trustee, the Master Servicer and the Company may for all purposes (including the making of payments due on the respective Classes of Book-Entry Certificates) deal with the Depository as the authorized representative of the Certificate Owners with respect to the respective Classes of Book-Entry Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the respective Classes of Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depository as Holder of any Class of Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

      If (i)(A) the Company advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Company is unable to locate a qualified successor or (ii) the Company at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of the Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall issue the
Definitive Certificates. Neither the Company, the Master Servicer nor the Trustee shall be liable for any actions taken by the Depository or its nominee, including, without limitation, any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Company in

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connection  with the issuance of the  Definitive  Certificates  pursuant to this
Section 5.01 shall be deemed to be imposed upon and performed by the Trustee, and the Trustee and the Master Servicer shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

      (c) From time to time, Residential Funding, as the initial Holder of the Class A-6 Certificates may exchange such Holder's Class A-6 Certificates for Subclasses of Class A-6 Certificates to be issued under this Agreement by delivering a "Request for Exchange" substantially in the form attached hereto as Exhibit Q executed by an authorized officer, which Subclasses, in the aggregate, will represent the Uncertificated REMIC Regular Interests corresponding to the Class A-6 Certificates so surrendered for exchange. Any Subclass so issued shall bear a numerical designation commencing with Class A-6-1 and continuing sequentially thereafter, and will evidence ownership of the Uncertificated REMIC Regular Interest or Interests specified in writing by such initial Holder to the Trustee. Each Subclass so issued shall be substantially in the form set forth in Exhibit A and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery in accordance with
Section 5.01(a). Every Certificate presented or surrendered for transfer or exchange by the initial Holder shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer attached to such Certificate and shall be completed to the satisfaction of the Trustee and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing. The Certificates of any Subclass of Class A-6 Certificates may be transferred in whole, but not in part, in accordance with the provisions of Section 5.02.

      Section 5.02.     Registration of Transfer and Exchange of Certificates.

      (a) The Trustee shall cause to be kept at one of the offices or agencies to be appointed by the Trustee in accordance with the provisions of Section 8.12 a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee is initially appointed Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided. The Certificate Registrar, or the Trustee, shall provide the Master Servicer with a certified list of Certificateholders as of each Record Date prior to the related Determination Date.

      (b) Upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose pursuant to Section
8.12 and, in the case of any Class M, Class B or Class R Certificate, upon satisfaction of the conditions set forth below, and in the case of any Class A-5 or Class A-6 Certificate, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like Class and aggregate Percentage Interest.

      (c) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class (or Subclass) and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or

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agency.  Whenever any  Certificates  are so surrendered for exchange the Trustee shall execute and the Certificate Registrar shall authenticate and deliver the Certificates of such Class which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

      (d) No transfer, sale, pledge or other disposition of a Class B Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. Except as provided in Section 5.02(e), in the event that a transfer of a Class B Certificate is to be made either (i)(A) the Trustee shall require a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Master Servicer; provided that such Opinion of Counsel will not be required in connection with the initial transfer of any such Certificate by the Company or any Affiliate thereof to the Company or an Affiliate of the Company and (B) the Trustee shall require the transferee to execute a representation letter, substantially in the form of Exhibit J-1 hereto, and the Trustee shall require the transferor to execute a representation letter, substantially in the form of Exhibit K hereto, each acceptable to and in form and substance satisfactory to the Company and the Trustee certifying to the Company and the Trustee the facts surrounding such transfer, which representation letters shall not be an expense of the Trustee, the Company or the Master Servicer; provided, however, that such representation letters will not be required in connection with any transfer of any such Certificate by the Company or any Affiliate thereof to the Company or an Affiliate of the Company, and the Trustee shall be entitled to conclusively rely upon a representation (which, upon the request of the Trustee, shall be written representation) from the Company, of the status of such transferee as an Affiliate of the Company or (ii) the prospective transferee of such a Certificate shall be required to provide the Trustee, the Company and the Master Servicer with an investment letter substantially in the form of Exhibit L attached hereto (or such other form as the Company in its sole discretion deems acceptable), which investment letter shall not be an expense of the Trustee, the Company or the Master Servicer, and which investment letter states that, among other things, such transferee (A) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and (B) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the Securities Act of 1933, as amended, provided by Rule 144A. The Holder of any such Certificate desiring to effect any such transfer, sale, pledge or other disposition shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate Registrar against any liability that may result if the transfer, sale, pledge or other disposition is not so exempt or is not made in accordance with such federal and state laws.


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      (e) In the case of any Class M, Class B or Class R  Certificate  presented for registration in the name of any Person, either (i) the Trustee shall require an Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer to the effect that the purchase or holding of such Class M, Class B or Class R Certificate is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under Section 406 of ERISA, or Section 4975 of the Code (or comparable provisions of any subsequent enactments), and will not subject the Trustee, the Company or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Master Servicer or
(ii) the prospective transferee shall be required to provide the Trustee, the Company and the Master Servicer with a certification to the effect set forth in paragraph six of Exhibit J (with respect to any Class M Certificate or any Class B Certificate) or with a certification to the effect set forth in paragraph fourteen of Exhibit I-1 (with respect to any Class R Certificate), which the Trustee may rely upon without further inquiry or investigation, or such other certifications as the Trustee may deem desirable or necessary in order to establish that such transferee or the Person in whose name such registration is requested is not an employee benefit plan or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code, or any Person (including an investment manager, a named fiduciary or a trustee of any such plan) who is using "plan assets" of any such plan to effect such acquisition.

      (f) (i) Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

            (A) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

            (B) In connection with any proposed Transfer of any Ownership Interest in a Class R Certificate, the Trustee shall require delivery to it, and shall not register the Transfer of any Class R Certificate until its receipt of, (I) an affidavit and agreement (a "Transfer Affidavit and Agreement," in the form attached hereto as Exhibit I-1) from the proposed Transferee, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that it is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Class R Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Class R Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 5.02(f) and agrees to be bound by them,

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      and (II) a certificate,  in the form attached  hereto as Exhibit I-2, from the  Holder  wishing  to  transfer  the Class R  Certificate,  in form and
      substance   satisfactory  to  the  Master   Servicer,   representing   and
      warranting, among other things, that no purpose of the proposed Transfer is to impede the assessment or collection of tax.

            (C) Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee under clause (B) above, if a Responsible Officer of the Trustee who is assigned to this Agreement has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Class R Certificate to such proposed Transferee shall be effected.

            (D) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest in a Class R Certificate and (y) not to transfer its Ownership Interest unless it provides a certificate to the Trustee in the form attached hereto as Exhibit I-2.

            (E) Each Person holding or acquiring an Ownership Interest in a Class R Certificate, by purchasing an Ownership Interest in such Certificate, agrees to give the Trustee written notice that it is a "pass-through interest holder" within the meaning of Temporary Treasury Regulation Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring an Ownership Interest in a Class R Certificate, if it is, or is holding an Ownership Interest in a Class R Certificate on behalf of, a "pass-through interest holder."

              (ii) The Trustee will register the Transfer of any Class R Certificate only if it shall have received the Transfer Affidavit and Agreement, a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit I-2 and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration. Transfers of the Class R Certificates to Non-United States Persons and Disqualified Organizations (as defined in Section 860E(e)(5) of the Code) are prohibited.

             (iii) (A) If any Disqualified Organization shall become a holder of a Class R Certificate, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a Non-United States Person shall become a holder of a Class R Certificate, then the last preceding United States Person shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a transfer of a Class R Certificate is disregarded pursuant to the provisions of Treasury Regulation Section 1.860E-1 or Section 1.860G-3, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Class R Certificate that is in fact not permitted by this Section 5.02(f) or for making any

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      payments due on such  Certificate  to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

                  (B) If any  purported  Transferee  shall  become a Holder of a
            Class R Certificate in violation of the restrictions in this Section 5.02(f) and to the extent that the retroactive restoration of the rights of the Holder of such Class R Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Master Servicer shall have the right, without notice to the holder or any prior holder of such Class R Certificate, to sell such Class R Certificate to a purchaser selected by the Master Servicer on such terms as the Master Servicer may choose. Such purported Transferee shall promptly endorse and deliver each Class R
            Certificate in accordance with the instructions of the Master Servicer. Such purchaser may be the Master Servicer itself or any Affiliate of the Master Servicer. The proceeds of such sale, net of the commissions (which may include commissions payable to the Master Servicer or its Affiliates), expenses and taxes due, if any, will be remitted by the Master Servicer to such purported Transferee. The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Master Servicer, and the Master Servicer shall not be liable to any Person having an Ownership Interest in a Class R Certificate as a result of its exercise of such discretion.

              (iv) The Master Servicer, on behalf of the Trustee, shall make available, upon written request from the Trustee, all information necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Class R Certificate to any Person who is a Disqualified Organization, including the information regarding "excess inclusions" of such Class R Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulations Sections 1.860D-1(b)(5) and 1.860E-2(a)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in
      Section 1381 of the Code that holds an Ownership Interest in a Class R Certificate having as among its record holders at any time any Person who is a Disqualified Organization. Reasonable compensation for providing such information may be required by the Master Servicer from such Person.

               (v) The provisions of this Section 5.02(f) set forth prior to this clause (v) may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee the following:

                  (A) written notification from each Rating Agency to the effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current ratings, if any, of any Class of the Class A, Class M, Class B or Class R Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency; and


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                  (B) subject to Section  10.01(f),  a certificate of the Master
            Servicer stating that the Master Servicer has received an Opinion of Counsel, in form and substance satisfactory to the Master Servicer, to the effect that such modification, addition to or absence of such provisions will not cause the Trust Fund to cease to qualify as a REMIC and will not cause (x) the Trust Fund to be subject to an entity-level tax caused by the Transfer of any Class R Certificate
            to  a  Person  that  is  a  Disqualified   Organization   or  (y)  a
            Certificateholder or another Person to be subject to a REMIC-related tax caused by the Transfer of a Class R Certificate to a Person that is not a Permitted Transferee.

      (g) No service charge shall be made for any transfer or exchange of Certificates of any Class, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

      (h) All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

      Section 5.03.     Mutilated, Destroyed, Lost or Stolen Certificates.

      If (i)  any  mutilated  Certificate  is  surrendered  to  the  Certificate
Registrar, or the Trustee and the Certificate Registrar receive evidence to their satisfaction of the destruction, loss or theft of any Certificate, and
(ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

      Section 5.04.     Persons Deemed Owners.

      Prior to due presentation of a Certificate for registration of transfer, the Company, the Master Servicer, the Trustee, the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.02 and for all other purposes whatsoever, and neither the Company, the Master Servicer, the Trustee, the Certificate Registrar nor any agent of the

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Company, the Master Servicer,  the Trustee or the Certificate Registrar shall be affected by notice to the contrary except as provided in Section 5.02(f).

      Section 5.05.     Appointment of Paying Agent.

      The Trustee may appoint a Paying Agent for the purpose of making distributions to the Certificateholders pursuant to Section 4.02. In the event of any such appointment, on or prior to each Distribution Date the Master Servicer on behalf of the Trustee shall deposit or cause to be deposited with the Paying Agent a sum sufficient to make the payments to the Certificateholders in the amounts and in the manner provided for in Section 4.02, such sum to be held in trust for the benefit of the Certificateholders.

      The Trustee shall cause each Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent will hold all sums held by it for the payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders. Any sums so held by such Paying Agent shall be held only in Eligible Accounts to the extent such sums are not distributed to the Certificateholders on the date of receipt by such Paying Agent.

      Section 5.06.     Optional Purchase of Certificates.

      (a) On any Distribution Date on which the Pool Stated Principal Balance is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans, either the Master Servicer or the Company shall have the right, at its option, to purchase the Certificates in whole, but not in part, at a price equal to the sum of the outstanding Certificate Principal Balance of such Certificates plus the sum of one month's Accrued Certificate Interest thereon and any previously unpaid Accrued Certificate Interest.

      (b) The Master Servicer or the Company, as applicable, shall give the Trustee not less than 60 days' prior notice of the Distribution Date on which the Master Servicer or the Company, as applicable, anticipates that it will purchase the Certificates pursuant to Section 5.06(a). Notice of any such purchase, specifying the Distribution Date upon which the Holders may surrender their Certificates to the Trustee for payment in accordance with this Section 5.06, shall be given promptly by the Master Servicer or the Company, as applicable, by letter to Certificateholders (with a copy to the Certificate Registrar and each Rating Agency) mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution, specifying:

     (i) the Distribution Date upon which purchase of the Certificates is anticipated to be made upon presentation and surrender of such Certificates at the office or agency of the Trustee therein designated,

              (ii)      the purchase price therefor, if known, and


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             (iii)  that  the  Record   Date   otherwise   applicable   to  such
      Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

If either the Master Servicer or the Company gives the notice specified above, the Master Servicer or the Company, as applicable, shall deposit in the Certificate Account before the Distribution Date on which the purchase pursuant to Section 5.06(a) is to be made, in immediately available funds, an amount equal to the purchase price for the Certificates computed as provided above.

      (c) Upon presentation and surrender of the Certificates to be purchased pursuant to Section 5.06(a) by the Holders thereof, the Trustee shall distribute to such Holders an amount equal to the outstanding Certificate Principal Balance thereof plus the sum of one month's Accrued Certificate Interest thereon and any previously unpaid Accrued Certificate
Interest with respect thereto.

      (d) In the event that any Certificateholders do not surrender their Certificates on or before the Distribution Date on which a purchase pursuant to this Section 5.06 is to be made, the Trustee shall on such date cause all funds in the Certificate Account deposited therein by the Master Servicer or the Company, as applicable, pursuant to Section 5.06(b) to be withdrawn therefrom and deposited in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer or the Company, as applicable, shall give a second written notice to such Certificateholders to surrender their Certificates for payment of the purchase price therefor. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer or the Company, as applicable, to contact the Holders of such Certificates concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation in accordance with this Section 5.06, the Trustee shall pay to the Master Servicer or the Company, as applicable, all amounts distributable to the Holders thereof and the Master Servicer or the Company, as applicable, shall thereafter hold such amounts until distributed to such Holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer or the Company, as applicable, as a result of such Certificateholder's failure to surrender its Certificate(s) for payment in accordance with this Section 5.06. Any Certificate that is not surrendered on the Distribution Date on which a purchase pursuant to this
Section 5.06 occurs as provided above will be deemed to have been purchased and the Holder as of such date will have no rights with respect thereto except to receive the purchase price therefor minus any costs and expenses associated with such escrow account and notices allocated thereto. Any Certificates so purchased or deemed to have been purchased on such Distribution Date shall remain outstanding hereunder. The Master Servicer or the Company, as applicable, shall be for all purposes the Holder thereof as of such date.

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                                  ARTICLE VI

                      THE COMPANY AND THE MASTER SERVICER

Section 6.01. Respective Liabilities of the Company and the Master Servicer.

      The Company and the Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Company and the Master Servicer herein. By way of illustration and not limitation, the Company is not liable for the servicing and administration of the Mortgage Loans, nor is it obligated by
Section 7.01 or Section 10.01 to assume any obligations of the Master Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

Section 6.02. Merger or Consolidation of the Company or the Master Servicer; Assignment of Rights and Delegation of Duties by Master Servicer.


      (a) The Company and the Master Servicer will each keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation, and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

      (b) Any Person into which the Company or the Master Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Company or the Master Servicer shall be a party, or any Person succeeding to the business of the Company or the Master Servicer, shall be the successor of the Company or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Master Servicer shall be qualified to service mortgage loans on behalf of FNMA or FHLMC; and provided further that each Rating Agency's ratings, if any, of the Class A, Class M, Class B or Class R Certificates in effect immediately prior to such merger or consolidation will not be qualified, reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from each Rating Agency).

      (c) Notwithstanding anything else in this Section 6.02 and Section 6.04 to the contrary, the Master Servicer may assign its rights and delegate its duties and obligations under this Agreement; provided that the Person accepting such assignment or delegation shall be a Person which is qualified to service mortgage loans on behalf of FNMA or FHLMC, is reasonably satisfactory to the Trustee and the Company, is willing to service the Mortgage Loans and executes and delivers to the Company and the Trustee an agreement, in form and substance reasonably satisfactory to the Company and the Trustee, which contains an

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assumption by such Person of the due and punctual  performance and observance of each covenant and condition to be performed or observed by the Master Servicer under this Agreement; provided further that each Rating Agency's rating of the Classes of Certificates that have been rated in effect immediately prior to such assignment and delegation will not be qualified, reduced or withdrawn as a result of such assignment and delegation (as evidenced by a letter to such effect from each Rating Agency). In the case of any such assignment and delegation, the Master Servicer shall be released from its obligations under this Agreement, except that the Master Servicer shall remain liable for all liabilities and obligations incurred by it as Master Servicer hereunder prior to the satisfaction of the conditions to such assignment and delegation set forth in the next preceding sentence.

Section 6.03. Limitation on Liability of the Company, the Master Servicer and Others.


      Neither the Company, the Master Servicer nor any of the directors, officers, employees or agents of the Company or the Master Servicer shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Company, the Master Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder.

      Neither the Company nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal or administrative action, proceeding, hearing or examination that is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Company or the Master Servicer may in its discretion undertake any such action, proceeding, hearing or examination that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action, proceeding, hearing or examination and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Company and the Master Servicer shall be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 and, on the Distribution Date(s) following such reimbursement, the aggregate of such expenses and

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costs shall be allocated in  reduction  of the Accrued  Certificate  Interest on each Class entitled thereto in the same manner as if such expenses and costs constituted a Prepayment Interest Shortfall.

      Section 6.04.     Company and Master Servicer Not to Resign.

      Subject to the provisions of Section 6.02, neither the Company nor the Master Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Company or the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation by the Master Servicer shall become effective until the Trustee or a successor servicer shall have assumed the Master Servicer's responsibilities and obligations in accordance with Section 7.02.

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                                  ARTICLE VII

                                    DEFAULT

      Section 7.01.     Events of Default.

      Event of Default, wherever used herein, means any one of the following events (whatever reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

               (i) the Master Servicer shall fail to distribute or cause to be distributed to the Holders of Certificates of any Class any distribution required to be made under the terms of the Certificates of such Class and this Agreement and, in either case, such failure shall continue unremedied for a period of 5 days after the date upon which written notice of such failure, requiring such failure to be remedied, shall have been given to the Master Servicer by the Trustee or the Company or to the Master Servicer, the Company and the Trustee by the Holders of Certificates of such Class evidencing Percentage Interests aggregating not less than 25%; or

              (ii) the Master Servicer shall fail to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in the Certificates of any Class or in this Agreement and such failure shall continue unremedied for a period of 30 days (except that such number of days shall be 15 in the case of a failure to pay the premium for any Required Insurance Policy) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or the Company, or to the Master Servicer, the Company and the Trustee by the Holders of Certificates of any Class evidencing, in the case of any such Class, Percentage Interests aggregating not less than 25%; or

             (iii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or appointing a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

              (iv) the Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings of, or relating to, the Master Servicer or of, or relating to, all or substantially all of the property of the Master Servicer; or


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               (v) the Master  Servicer  shall admit in writing its inability to pay its debts  generally  as they  become  due,  file a  petition  to take
      advantage  of,  or  commence  a  voluntary  case  under,   any  applicable
      insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

              (vi) the Master  Servicer  shall  notify the  Trustee  pursuant to
      Section 4.04(b) that it is unable to deposit in the Certificate Account an amount equal to the Advance.

      If an Event of Default described in clauses (i)-(v) of this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, either the Company or the Trustee may, and at the direction of Holders of Certificates entitled to at least 51% of the Voting Rights, the Trustee shall, by notice in writing to the Master Servicer (and to the Company if given by the Trustee or to the Trustee if given by the Company), terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder. If an Event of Default described in clause (vi) hereof shall occur, the Trustee shall, by notice to the Master Servicer and the Company, immediately terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder as provided in Section 4.04(b). On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates (other than as a Holder thereof) or the Mortgage Loans or otherwise, shall subject to Section 7.02 pass to and be vested in the Trustee or the Trustee's designee appointed pursuant to Section 7.02; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee or its designee for administration by it of all cash amounts which shall at the time be credited to the Custodial Account or the Certificate Account or thereafter be received with respect to the Mortgage Loans. No such termination shall release the Master Servicer for any liability that it would otherwise have hereunder for any act or omission prior to the effective time of such termination.

      Notwithstanding any termination of the activities of Residential Funding in its capacity as Master Servicer hereunder, Residential Funding shall be entitled to receive, out of any late collection of a Monthly Payment on a Mortgage Loan which was due prior to the notice terminating Residential Funding's rights and obligations as Master Servicer hereunder and received after such notice, that portion to which Residential Funding would have been entitled pursuant to Sections 3.10(a)(ii), (vi) and (vii) as well as its Servicing Fee in respect thereof, and any other amounts payable to Residential Funding hereunder the entitlement to which

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arose prior to the termination of its activities hereunder. Upon the termination of Residential Funding as Master Servicer hereunder the Company shall deliver to the Trustee a copy of the Program Guide.

      Section 7.02.     Trustee or Company to Act; Appointment of Successor.

      On and after the time the Master Servicer receives a notice of termination pursuant to Section 7.01 or resigns in accordance with Section 6.04, the Trustee or, upon notice to the Company and with the Company's consent (which shall not be unreasonably withheld) a designee (which meets the standards set forth below) of the Trustee, shall be the successor in all respects to the Master Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer (except for the responsibilities, duties and liabilities contained in Sections 2.02 and 2.03(a), excluding the duty to notify related Subservicers or Sellers as set forth in such Sections, and its obligations to deposit amounts in respect of losses incurred prior to such notice or termination on the investment of funds in the Custodial Account or the Certificate Account pursuant to Sections 3.07(c) and 4.01(b) by the terms and provisions hereof); provided, however, that any failure to perform such duties or responsibilities caused by the preceding Master Servicer's failure to provide information required by Section 4.04 shall not be considered a default by the Trustee hereunder. As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans which the Master Servicer would have been entitled to charge to the Custodial Account or the Certificate Account if the Master Servicer had continued to act hereunder and, in addition, shall be entitled to the income from any Permitted Investments made with amounts attributable to the Mortgage Loans held in the Custodial Account or the Certificate Account. If the Trustee has become the successor to the Master Servicer in accordance with Section 6.04 or Section 7.01, then notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, which is also a FNMA- or FHLMC-approved mortgage servicing institution, having a net worth of not less than $10,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Pending appointment of a successor to the Master Servicer hereunder, the Trustee shall become successor to the Master Servicer and shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the initial Master Servicer hereunder. The Company, the Trustee, the Custodian and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Servicing Fee for any successor Master Servicer appointed pursuant to this Section 7.02 will be lowered with respect to those Mortgage Loans, if any, where the Subservicing Fee accrues at a rate of less than 0.20% per annum in the event that the successor Master Servicer is not servicing such Mortgage Loans directly and it is necessary to raise the related Subservicing Fee to a rate of 0.20% per annum in order to hire a Subservicer with respect to such Mortgage Loans.


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      Section 7.03.     Notification to Certificateholders.

      (a) Upon any such termination or appointment of a successor to the Master Servicer, the Trustee shall give prompt written notice thereof to the Certificateholders at their respective addresses appearing in the Certificate Register.

      (b) Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all Holders of Certificates notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived.

      Section 7.04.     Waiver of Events of Default.

      The Holders representing at least 66% of the Voting Rights affected by a default or Event of Default hereunder may waive such default or Event of Default; provided, however, that (a) a default or Event of Default under clause
(i) of Section 7.01 may be waived only by all of the Holders of Certificates affected by such default or Event of Default and (b) no waiver pursuant to this
Section 7.04 shall affect the Holders of Certificates in the manner set forth in
Section 12.01(b)(i), (ii) or (iii). Upon any such waiver of a default or Event of Default by the Holders representing the requisite percentage of Voting Rights affected by such default or Event of Default, such default or Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived.

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                                 ARTICLE VIII

                            CONCERNING THE TRUSTEE

      Section 8.01.     Duties of Trustee.

      (a) The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

      (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement. The Trustee shall notify the Certificateholders of any such documents which do not materially conform to the requirements of this Agreement in the event that the Trustee, after so requesting, does not receive satisfactorily corrected documents.

      The Trustee shall forward or cause to be forwarded in a timely fashion the notices, reports and statements required to be forwarded by the Trustee pursuant to Sections 4.03, 4.06, 7.03 and 10.01. The Trustee shall furnish in a timely fashion to the Master Servicer such information as the Master Servicer may reasonably request from time to time for the Master Servicer to fulfill its duties as set forth in this Agreement. The Trustee covenants and agrees that it shall perform its obligations hereunder in a manner so as to maintain the status of the Trust Fund as a REMIC under the REMIC Provisions and (subject to Section 10.01(f)) to prevent the imposition of any federal, state or local income, prohibited transaction, contribution or other tax on the Trust Fund to the extent that maintaining such status and avoiding such taxes are reasonably within the control of the Trustee and are reasonably within the scope of its duties under this Agreement.

      (c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

               (i) Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein,

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upon any certificates or opinions furnished to the Trustee by the Company or the
Master Servicer and which on their face, do not contradict the requirements of this Agreement;
              (ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

             (iii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders of any Class holding Certificates which evidence, as to such Class, Percentage Interests aggregating not less than 25% as to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

              (iv) The Trustee shall not be charged with knowledge of any default (other than a default in payment to the Trustee) specified in clauses (i) and (ii) of Section 7.01 or an Event of Default under clauses
      (iii), (iv) and (v) of Section 7.01 unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust Office obtains actual knowledge of such failure or event or the Trustee receives written notice of such failure or event at its Corporate Trust Office from the Master Servicer, the Company or any Certificateholder; and

               (v) Except to the extent provided in Section 7.02, no provision in this Agreement shall require the Trustee to expend or risk its own funds (including, without limitation, the making of any Advance) or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

      (d) The Trustee shall timely pay, from its own funds, the amount of any and all federal, state and local taxes imposed on the Trust Fund or its assets or transactions including, without limitation, (A) "prohibited transaction" penalty taxes as defined in Section 860F of the Code, if, when and as the same shall be due and payable, (B) any tax on contributions to a REMIC after the Closing Date imposed by Section 860G(d) of the Code and (C) any tax on "net income from foreclosure property" as defined in Section 860G(c) of the Code, but only if such taxes arise out of a breach by the Trustee of its obligations hereunder, which breach constitutes negligence or willful misconduct of the Trustee.


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      Section 8.02.     Certain Matters Affecting the Trustee.

      (a)   Except as otherwise provided in Section 8.01:

               (i) The  Trustee  may rely and  shall be  protected  in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

              (ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

             (iii) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

              (iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

               (v) Prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests, aggregating not less than 50%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Master Servicer, if an Event of Default shall have occurred and is continuing, and otherwise by the Certificateholder requesting the investigation;

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              (vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys; and

             (vii) To the extent authorized under the Code and the regulations promulgated thereunder, each Holder of a Class R Certificate hereby irrevocably appoints and authorizes the Trustee to be its attorney-in-fact for purposes of signing any Tax Returns required to be filed on behalf of the Trust Fund. The Trustee shall sign on behalf of the Trust Fund and deliver to the Master Servicer in a timely manner any Tax Returns prepared by or on behalf of the Master Servicer that the Trustee is required to sign as determined by the Master Servicer pursuant to applicable federal, state or local tax laws, provided that the Master Servicer shall indemnify the Trustee for signing any such Tax Returns that contain errors or omissions.

      (b) Following the issuance of the Certificates, the Trustee shall not accept any contribution of assets to the Trust Fund unless (subject to Section 10.01(f)) it shall have obtained or been furnished with an Opinion of Counsel to the effect that such contribution will not (i) cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding or (ii) cause the Trust Fund to be subject to any federal tax as a result of such contribution (including the imposition of any federal tax on "prohibited transactions" imposed under Section 860F(a) of the Code).

      Section 8.03.     Trustee Not Liable for Certificates or Mortgage Loans.

      The recitals contained herein and in the Certificates (other than the execution of the Certificates and relating to the acceptance and receipt of the Mortgage Loans) shall be taken as the statements of the Company or the Master Servicer as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (except that the Certificates shall be duly and validly executed and authenticated by it as Certificate Registrar) or of any Mortgage Loan or related document. Except as otherwise provided herein, the Trustee shall not be accountable for the use or application by the Company or the Master Servicer of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Company or the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Custodial Account or the Certificate Account by the Company or the Master Servicer.

      Section 8.04.     Trustee May Own Certificates.

      The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.


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Section  8.05.   Master   Servicer   to  Pay   Trustee's   Fees  and   Expenses;
     Indemnification.

      (a) The Master Servicer covenants and agrees to pay to the Trustee and any co-trustee from time to time, and the Trustee and any co-trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by each of them in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee and any co-trustee, and the Master Servicer will pay or reimburse the Trustee and any co-trustee upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustee or any co-trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ, and the expenses incurred by the Trustee or any co-trustee in connection with the appointment of an office or agency pursuant to Section 8.12) except any such expense, disbursement or advance as may arise from its negligence or bad faith.

      (b) The Master Servicer agrees to indemnify the Trustee for, and to hold the Trustee harmless against, any loss, liability or expense incurred without negligence or willful misconduct on its part, arising out of, or in connection with, the acceptance and administration of the Trust Fund, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against any claim in connection with the exercise or performance of any of its powers or duties under this Agreement, provided that:

               (i) with respect to any such claim, the Trustee shall have given the Master Servicer written notice thereof promptly after the Trustee shall have actual knowledge thereof;

              (ii) while maintaining control over its own defense, the Trustee shall cooperate and consult fully with the Master Servicer in preparing such defense; and

             (iii) notwithstanding anything in this Agreement to the contrary, the Master Servicer shall not be liable for settlement of any claim by the Trustee entered into without the prior consent of the Master Servicer which consent shall not be unreasonably withheld.

No termination of this Agreement  shall affect the  obligations  created by this
Section 8.05(b) of the Master Servicer to indemnify the Trustee under the conditions and to the extent set forth herein.

      Notwithstanding the foregoing, the indemnification provided by the Master Servicer in this Section 8.05(b) shall not pertain to any loss, liability or expense of the Trustee, including the costs and expenses of defending itself against any claim, incurred in connection with any actions taken by the Trustee at the direction of the Certificateholders pursuant to the terms of this Agreement.


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      Section 8.06.     Eligibility Requirements for Trustee.

      The Trustee hereunder shall at all times be a corporation or a national banking association having its principal office in a state and city acceptable to the Company and organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

      Section 8.07.     Resignation and Removal of the Trustee.

      (a) The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Company. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

      (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Company, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee. In addition, in the event that the Company determines that the Trustee has failed (i) to distribute or cause to be distributed to the Certificateholders any amount required to be distributed hereunder, if such amount is held by the Trustee or its Paying Agent (other than the Master Servicer or the Company) for distribution or (ii) to otherwise observe or perform in any material respect any of its covenants, agreements or obligations hereunder, and such failure shall continue unremedied for a period of 5 days (in respect of clause (i) above) or 30 days (in respect of clause (ii) above) after the date on which written notice of such failure, requiring that the same be remedied, shall have been given to the Trustee by the Company, then the Company may remove the Trustee and appoint a successor trustee by written instrument delivered as provided in the preceding sentence. In connection with the appointment of a successor trustee pursuant to the preceding sentence, the Company shall, on or before the date on which any such appointment becomes effective, obtain from each Rating

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Agency written  confirmation  that the appointment of any such successor trustee will not result in the reduction of the ratings on any class of the Certificates below the lesser of the then current or original ratings on such Certificates.

      (c) The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Company, one complete set to the Trustee so removed and one complete set to the successor so appointed.

      (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in
Section 8.08.

      Section 8.08.     Successor Trustee.

      (a) Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Files and related documents and statements held by it hereunder (other than any Mortgage Files at the time held by a Custodian, which shall become the agent of any successor trustee hereunder), and the Company, the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

      (b) No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06.

      (c) Upon acceptance of appointment by a successor trustee as provided in this Section, the Company shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Company fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

      Section 8.09.     Merger or Consolidation of Trustee.

      Any corporation or national banking association into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or national banking association resulting from any merger, conversion or consolidation to which the Trustee shall

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be a party, or any corporation or national banking association succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation or national banking association shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Trustee shall mail notice of any such merger or consolidation to the Certificateholders at their address as shown in the Certificate Register.

      Section 8.10      Appointment of Co-Trustee or Separate Trustee.

      (a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

      (b) In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee, and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

      (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

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      (d) Any separate  trustee or co-trustee  may, at any time,  constitute the
Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

      Section 8.11      Appointment of Custodians.

      The Trustee may, with the consent of the Master Servicer and the Company, appoint one or more Custodians who are not Affiliates of the Company, the Master Servicer or any Seller to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a Custodial Agreement. Subject to Article VIII, the Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $15,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File. Each
Custodial Agreement may be amended only as provided in Section 12.01. The Trustee shall notify the Certificateholders of the appointment of any Custodian (other than the Custodian appointed as of the Closing Date) pursuant to this
Section 8.11.

      Section 8.12      Appointment of Office or Agency.

      The Trustee will maintain an office or agency in the City of New York where Certificates may be surrendered for registration of transfer or exchange. The Trustee initially designates its offices located at 14 Wall Street, New York, New York 10005 for the purpose of keeping the Certificate Register. The Trustee will maintain an office at the address stated in Section 12.05(c) hereof where notices and demands to or upon the Trustee in respect of this Agreement may be served.

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                                  ARTICLE IX

                                  TERMINATION

Section 9.01. Termination Upon Purchase by the Master Servicer or the Company or Liquidation of All Mortgage Loans.


      (a) Subject to Section 9.03, the respective obligations and responsibilities of the Company, the Master Servicer and the Trustee created hereby in respect of the Certificates (other than the obligation of the Trustee to make certain payments after the Final Distribution Date to Certificateholders and the obligation of the Company to send certain notices as hereinafter set forth) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article IX following the earlier of:

               (i) the later of the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or

              (ii) the purchase by the Master Servicer or the Company of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to 100% of the unpaid principal balance of each Mortgage Loan or, if less than such unpaid principal balance, the fair market value of the related underlying property of such Mortgage Loan with respect to Mortgage Loans as to which title has been acquired if such fair market value is less than such unpaid principal balance (net of any unreimbursed Advances attributable to principal) on the day of repurchase plus accrued interest thereon at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of any Modified Mortgage Loan), as reduced by any Servicing Modification that constituted an interest rate reduction to, but not including, the first day of the month in which such repurchase price is distributed, provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof and provided further that the purchase price set forth above shall be increased as is necessary, as determined by the Master Servicer, to avoid disqualification of the Trust Fund as a REMIC.

      The right of the Master Servicer or the Company to purchase all the assets of the Trust Fund pursuant to clause (ii) above is conditioned upon the Pool Stated Principal Balance as of the Final Distribution Date being less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans. If such right is exercised by the Master Servicer, the Master Servicer shall be deemed to have been reimbursed for the full amount of any unreimbursed Advances theretofore made by it with respect to the Mortgage Loans. In addition, the Master Servicer or the Company, as applicable, shall provide to the Trustee the certification required by Section 3.15 and the Trustee and any Custodian shall, promptly following payment of the

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purchase price,  release to the Master  Servicer or the Company,  as applicable, the Mortgage Files pertaining to the Mortgage Loans being purchased.

      (b) The Master Servicer or, in the case of a final distribution as a result of the exercise by the Company of its right to purchase the assets of the Trust Fund, the Company shall give the Trustee not less than 60 days' prior notice of the Distribution Date on which the Master Servicer or the Company, as applicable, anticipates that the final distribution will be made to Certificateholders (whether as a result of the exercise by the Master Servicer or the Company of its right to purchase the assets of the Trust Fund or otherwise). Notice of any termination, specifying the anticipated Final Distribution Date (which shall be a date that would otherwise be a Distribution
Date) upon which the Certificateholders may surrender their Certificates to the Trustee (if so required by the terms hereof) for payment of the final distribution and cancellation, shall be given promptly by the Master Servicer or the Company, as applicable (if it is exercising its right to purchase the assets of the Trust Fund), or by the Trustee (in any other case) by letter to the Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying:

               (i) the anticipated Final Distribution Date upon which final payment of the Certificates is anticipated to be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated,

              (ii)      the amount of any such final payment, if known, and

             (iii)  that  the  Record   Date   otherwise   applicable   to  such
      Distribution Date is not applicable, and in the case of the Class A Certificates, Class M Certificates, Class B Certificates and Class R Certificates, that payment will be made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

If the Master Servicer or the Company, as applicable, is obligated to give notice to Certificateholders as aforesaid, it shall give such notice to the Certificate Registrar at the time such notice is given to Certificateholders. In the event such notice is given by the Master Servicer or the Company, the Master Servicer or the Company, as applicable, shall deposit in the Certificate Account before the Final Distribution Date in immediately available funds an amount equal to the purchase price for the assets of the Trust Fund computed as above provided.

      (c) In the case of the Class A, Class M, Class B and the Class R Certificates, upon presentation and surrender of the Certificates by the Certificateholders thereof, the Trustee shall distribute to the Certificateholders (i) the amount otherwise distributable on such Distribution Date, if not in connection with the Master Servicer's or the Company's election to repurchase, or (ii) if the Master Servicer or the Company elected to so repurchase, an amount determined as follows: (A) with respect to each
Certificate the outstanding Certificate Principal Balance thereof, plus one month's Accrued Certificate Interest and (B) with respect to the Class R Certificates, any excess of the amounts available for distribution (including the

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repurchase  price  specified in clause (ii) of  subsection  (a) of this Section)
over the total amount distributed under the immediately preceding clause (A).

      (d) In the event that any Certificateholders shall not surrender their Certificates for final payment and cancellation on or before the Final Distribution Date (if so required by the terms hereof), the Trustee shall on such date cause all funds in the Certificate Account not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer or the Company, as applicable (if it exercised its right to purchase the assets of the Trust Fund), or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer or the Company, as applicable, to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation, the Trustee shall pay to the Master Servicer or the Company, as applicable, all amounts distributable to the holders thereof and the Master Servicer or the Company, as applicable, shall thereafter hold such amounts until distributed to such holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer or the Company, as applicable, as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 9.01.

      Section 9.02.     Additional Termination Requirements.

      (a) The Trust Fund shall be terminated in accordance with the following additional requirements, unless (subject to Section 10.01(f)) the Trustee and the Master Servicer have received an Opinion of Counsel (which Opinion of Counsel shall not be an expense of the Trustee) to the effect that the failure of the Trust Fund, as the case may be, to comply with the requirements of this
Section 9.02 will not (i) result in the imposition on the Trust of taxes on "prohibited transactions," as described in Section 860F of the Code, or (ii) cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding:

               (i) The Master Servicer shall establish a 90-day liquidation period for the Trust Fund, as the case may be, and specify the first day of such period in a statement attached to the Trust Fund's final Tax Return pursuant to Treasury regulations Section 1.860F-1. The Master Servicer also shall satisfy all of the requirements of a qualified liquidation for the Trust Fund, as the case may be, under Section 860F of the Code and regulations thereunder;

              (ii)  The  Master   Servicer  shall  notify  the  Trustee  at  the
      commencement of such 90-day liquidation period and, at or prior to the time of making of the final

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     payment on the Certificates, the Trustee shall sell or otherwise dispose of all of the remaining assets of the Trust Fund in accordance with the terms hereof; and

             (iii) If the Master Servicer or the Company is exercising its right to purchase the assets of the Trust Fund, the Master Servicer shall, during the 90-day liquidation period and at or prior to the Final Distribution Date, purchase all of the assets of the Trust Fund for cash; provided, however, that in the event that a calendar quarter ends after the commencement of the 90-day liquidation period but prior to the Final Distribution Date, the Master Servicer or the Company shall not purchase any of the assets of the Trust Fund prior to the close of that calendar quarter.

      (b) Each Holder of a Certificate and the Trustee hereby irrevocably approves and appoints the Master Servicer as its attorney-in-fact to adopt a plan of complete liquidation for the Trust Fund at the expense of the Trust Fund in accordance with the terms and conditions of this Agreement.

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                                   ARTICLE X

                               REMIC PROVISIONS

      Section 10.01.    REMIC Administration.

            (a) The REMIC Administrator shall make an election to treat the Trust Fund as a REMIC under the Code and, if necessary, under applicable state law. Such election will be made on Form 1066 or other appropriate federal tax or information return (including Form 8811) or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. For the purposes of the REMIC election in respect of the Trust Fund, each of the Class A Certificates (other than the Class A-6 Certificates), Class M Certificates, Class B Certificates and the Uncertificated REMIC Regular Interests shall be designated as the "regular interests" and the Class R Certificates shall be designated as the sole class of "residual interests" in the REMIC. The REMIC Administrator and the Trustee shall not permit the creation of any "interests" (within the meaning of Section 860G of the Code) in the Trust Fund other than the regular interests and the interests represented by the Class R Certificates, respectively.

            (b) The Closing Date is hereby designated as the "startup day" of the Trust Fund within the meaning of Section 860G(a)(9) of the Code.

            (c) The REMIC Administrator shall hold a Class R Certificate representing a 0.01% Percentage Interest of the Class R Certificates and shall be designated as "the tax matters person" with respect to the Trust Fund in the manner provided under Treasury regulations section 1.860F-4(d) and Treasury regulations section 301.6231(a)(7)-1. The REMIC Administrator, as tax matters person, shall (i) act on behalf of the Trust Fund in relation to any tax matter or controversy involving the Trust Fund and (ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. The legal expenses, including without limitation attorneys' or accountants' fees, and costs of any such proceeding and any liability resulting therefrom shall be expenses of the Trust Fund and the REMIC Administrator shall be entitled to reimbursement therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 unless such legal expenses and costs are incurred by reason of the REMIC Administrator's willful misfeasance, bad faith or gross negligence. If the REMIC Administrator is no longer the Master Servicer hereunder, at its option the REMIC Administrator may continue its duties as a REMIC Administrator and shall be paid reasonable compensation not to exceed $3,000 per year, by any successor Master Servicer hereunder for so acting as the REMIC Administrator.

            (d) The REMIC Administrator shall prepare or cause to be prepared all of the Tax Returns that it determines are required with respect to the Trust Fund hereunder and deliver such Tax Returns in a timely manner to the Trustee and the Trustee shall sign and file such Tax Returns in a timely manner. The expenses of preparing such returns shall be borne by the REMIC Administrator without any right of reimbursement therefor. The REMIC Administrator agrees to indemnify and hold harmless the Trustee with respect to any tax or

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liability  arising from the Trustee's signing of Tax Returns that contain errors or omissions. The Trustee and Master Servicer shall promptly provide the REMIC Administrator with such information, within their respective control, as the REMIC Administrator may from time to time request for the purpose of enabling the REMIC Administrator to prepare Tax Returns.

            (e) The REMIC Administrator shall provide (i) to any Transferor of a Class R Certificate such information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any Person who is not a Permitted Transferee, (ii) to the Trustee and the Trustee shall forward to the Certificateholders such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium (using the Prepayment Assumption) and
(iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of the Trust Fund.

            (f) The Master Servicer and the REMIC Administrator shall take such actions and shall cause the Trust Fund created hereunder to take such actions as are reasonably within the Master Servicer's or the REMIC Administrator's control and the scope of its duties more specifically set forth herein as shall be necessary or desirable to maintain the status thereof as a REMIC under the REMIC Provisions (and the Trustee shall assist the Master Servicer and the REMIC Administrator, to the extent reasonably requested by the Master Servicer and the REMIC Administrator to do so). The Master Servicer and the REMIC Administrator shall not knowingly or intentionally take any action, cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action reasonably within their respective control, that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of the Trust Fund as a REMIC or (ii) result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) (either such event, in the absence of an Opinion of Counsel or the indemnification referred to in this sentence, an "Adverse REMIC Event") unless the Master Servicer or the REMIC Administrator, as applicable, has received an Opinion of Counsel (at the expense of the party seeking to take such action or, if such party fails to pay such expense, and the Master Servicer or the REMIC Administrator, as applicable, determines that taking such action is in the best interest of the Trust Fund and the Certificateholders, at the expense of the Trust Fund, but in no event at the expense of the Master Servicer, the REMIC Administrator or the Trustee) to the effect that the contemplated action will not, with respect to the Trust Fund created hereunder, endanger such status or, unless the Master Servicer, the REMIC Administrator or both, as applicable, determine in its or their sole discretion to indemnify the Trust Fund against the imposition of such a tax, result in the imposition of such a tax. Wherever in this Agreement a contemplated action may not be taken because the timing of such action might result in the imposition of a tax on the Trust Fund, or may only be taken pursuant to an Opinion of Counsel that such action would not impose a tax on the Trust Fund, such action may nonetheless be taken provided that the indemnity given in the preceding sentence with respect to any taxes that might be imposed on the Trust Fund has been given and that all other preconditions to the taking of such action have been satisfied. The Trustee shall not take or fail to take any action (whether or not authorized hereunder) as to which the Master Servicer or the REMIC Administrator, as

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applicable, has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action. In addition, prior to taking any action with respect to the Trust Fund or its assets, or causing the Trust Fund to take any action, which is not expressly permitted under the terms of this Agreement, the Trustee will consult with the Master Servicer or the REMIC Administrator, as applicable, or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to the Trust Fund, and the Trustee shall not take any such action or cause the Trust Fund to take any such action as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that an Adverse REMIC Event could occur. The Master Servicer or the REMIC Administrator, as applicable, may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not expressly permitted by this Agreement, but in no event at the expense of the Master Servicer or the REMIC Administrator. At all times as may be required by the Code, the Master Servicer will to the extent within its control and the scope of its duties more specifically set forth herein, maintain substantially all of the assets of the Trust Fund as "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

            (g) In the event that any tax is imposed on "prohibited transactions" of the Trust Fund created hereunder as defined in Section 860F(a)(2) of the Code, on "net income from foreclosure property" of the Trust Fund as defined in Section 860G(c) of the Code, on any contributions to the Trust Fund after the Startup Day therefor pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Master Servicer, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under this Agreement or the Master Servicer has in its sole discretion determined to indemnify the Trust Fund against such tax, (ii) to the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Article X, or otherwise (iii) against amounts on deposit in the Custodial Account as provided by Section 3.10 and on the Distribution Date(s) following such reimbursement the aggregate of such taxes shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

            (h) The Trustee and the Master Servicer shall, for federal income tax purposes, maintain books and records with respect to the Trust Fund on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

            (i) Following the Startup Day, neither the Master Servicer nor the Trustee shall accept any contributions of assets to the Trust Fund unless (subject to Section 10.01(f)) the Master Servicer and the Trustee shall have received an Opinion of Counsel (at the expense of the party seeking to make such contribution) to the effect that the inclusion of such assets in the Trust Fund will not cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject the Trust Fund to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.


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            (j) Neither the Master  Servicer nor the Trustee  shall  (subject to
Section 10.01(f)) enter into any arrangement by which the Trust Fund will receive a fee or other compensation for services nor permit either such REMIC to receive any income from assets other than "qualified mortgages" as defined in
Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

            (k) Solely for the purposes of Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" by which the Certificate Principal Balance of each Class of Certificates (other than the Class A-6 Certificates and the Uncertificated REMIC Regular Interests, which have no Certificate Principal Balance) representing a regular interest in the Trust Fund is February 25, 2013, which is the Distribution Date one month immediately following the latest scheduled maturity of any Mortgage Loan.

            (l) Within 30 days after the Closing Date, the REMIC Administrator shall prepare and file with the Internal Revenue Service Form 8811, "Information Return for Real Estate Mortgage Investment Conduits (REMIC) and Issuers of Collateralized Debt Obligations" for the Trust Fund.

            (m) Neither the Trustee nor the Master Servicer shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the default, imminent default or foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of the Trust Fund, (iii) the termination of the Trust Fund pursuant to Article IX of this Agreement or (iv) a purchase of Mortgage Loans pursuant to Article II or III of this Agreement) nor acquire any assets for the Trust Fund, nor sell or dispose of any investments in the Custodial Account or the Certificate Account for gain nor accept any contributions to the Trust Fund after the Closing Date unless it has received an Opinion of Counsel that such sale, disposition, substitution or acquisition will not (a) affect adversely the status of the Trust Fund as a REMIC or (b) unless the Master Servicer has determined in its sole discretion to indemnify the Trust Fund against such tax, cause the Trust Fund to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

      Section 10.02.    Master Servicer, REMIC Administrator and Trustee
                                    Indemnification.

            (a) The Trustee agrees to indemnify the Trust Fund, the Company, the REMIC Administrator and the Master Servicer for any taxes and costs including, without limitation, any reasonable attorneys' fees imposed on or incurred by the Trust Fund, the Company or the Master Servicer, as a result of a breach of the Trustee's covenants set forth in Article VIII or this Article X.

            (b) The REMIC Administrator agrees to indemnify the Trust Fund, the Company, the Master Servicer and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company, the Master Servicer or the Trustee, as a result of a breach of the REMIC Administrator's covenants set forth in this Article X with respect to compliance with the

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



REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the REMIC Administrator that contain errors or omissions; provided, however, that such liability will not be imposed to the extent such breach is a result of an error or omission in information provided to the REMIC Administrator by the Master Servicer in which case Section 10.02(c) will apply.

            (c) The Master Servicer agrees to indemnify the Trust Fund, the Company, the REMIC Administrator and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company or the Trustee, as a result of a breach of the Master Servicer's covenants set forth in this Article X or in Article III with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the Master Servicer that contain errors or omissions.

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



                                  ARTICLE XI

                                  [RESERVED]

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                                  ARTICLE XII

                           MISCELLANEOUS PROVISIONS

      Section 12.01.    Amendment.

      (a) This Agreement or any Custodial Agreement may be amended from time to time by the Company, the Master Servicer and the Trustee, without the consent of any of the Certificateholders:

               (i)      to cure any ambiguity,

              (ii) to correct or supplement any provisions herein or therein, which may be inconsistent with any other provisions herein or therein or to correct any error,

             (iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary or desirable to maintain the qualification of the Trust Fund as a REMIC at all times that any Certificate is outstanding or to avoid or minimize the risk of the imposition of any tax on the Trust Fund pursuant to the Code that would be a claim against the Trust Fund, provided that the Trustee has received an Opinion of Counsel to the effect that (A) such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (B) such action will not adversely affect in any material respect the interests of any Certificateholder,

              (iv) to change the timing and/or nature of deposits into the Custodial Account or the Certificate Account or to change the name in which the Custodial Account is maintained, provided that (A) the
      Certificate Account Deposit Date shall in no event be later than the related Distribution Date, (B) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (C) such change shall not result in a reduction of the rating assigned to any Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect,

               (v) to modify, eliminate or add to the provisions of Section 5.02(f) or any other provision hereof restricting transfer of the Class R Certificates, by virtue of their being the "residual interests" in the Trust Fund, provided that (A) such change shall not result in reduction of the rating assigned to any such Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect, and (B) such change shall not (subject to Section 10.01(f)), as evidenced by an Opinion of Counsel (at the expense of the party seeking so to modify, eliminate or add such provisions), cause either the Trust Fund or any of the Certificateholders (other than the transferor) to be subject to a federal tax caused by a transfer to a Person that is not a Permitted Transferee, or

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               (vi) to make any other  provisions  with  respect  to  matters or questions arising under this Agreement or such Custodial Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder.

      (b) This Agreement or any Custodial Agreement may also be amended from time to time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or such Custodial Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment shall:

               (i) reduce in any manner the amount of, or delay the timing of, payments which are required to be distributed on any Certificate without the consent of the Holder of such Certificate,

              (ii) reduce the aforesaid percentage of Certificates of any Class the Holders of which are required to consent to any such amendment, in any such case without the consent of the Holders of all Certificates of such Class then outstanding.

      (c) Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel (subject to Section 10.01(f) and at the expense of the party seeking such amendment) to the effect that such amendment or the exercise of any power granted to the Master Servicer, the Company or the Trustee in accordance with such amendment will not result in the imposition of a federal tax on the Trust Fund or cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding. The Trustee may but shall not be obligated to enter into any amendment pursuant to this Section that affects its rights, duties and immunities and this agreement or otherwise; provided however, such consent shall not be unreasonably withheld.

      (d) Promptly after the execution of any such amendment the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder. It shall not be necessary for the consent of Certificateholders under this Section 12.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

      (e) The Company shall have the option, in its sole discretion, to obtain and deliver to the Trustee any corporate guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or any combination of the foregoing, for the purpose of protecting the Holders of the Class B Certificates against any or all Realized Losses or other shortfalls. Any such instrument or fund shall be held by the

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Trustee for the benefit of the Class B Certificateholders,  but shall not be and shall not be deemed to be under any circumstances included in the Trust Fund. To the extent that any such instrument or fund constitutes a reserve fund for federal income tax purposes, (i) any reserve fund so established shall be an outside reserve fund and not an asset of the Trust Fund, (ii) any such reserve fund shall be owned by the Company, and (iii) amounts transferred by the Trust Fund to any such reserve fund shall be treated as amounts distributed by the Trust Fund to the Company or any successor, all within the meaning of Treasury Regulation Section 1.860G-2(h) as it reads as of the Cut-off Date. In connection with the provision of any such instrument or fund, this Agreement and any provision hereof may be modified, added to, deleted or otherwise amended in any manner that is related or incidental to such instrument or fund or the establishment or administration thereof, such amendment to be made by written instrument executed or consented to by the Company but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of the Class A
Certificateholders,    the   Class   R    Certificateholders,    the   Class   M
Certificateholders, the Master Servicer or the Trustee, as applicable; provided that the Company obtains (subject to Section 10.01(f)) an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code and (b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding. In the event that the Company elects to provide such coverage in the form of a limited guaranty provided by General Motors Acceptance Corporation, the Company may elect that the text of such amendment to this Agreement shall be substantially in the form attached hereto as Exhibit M (in which case Residential Funding's Subordinate Certificate Loss Obligation as described in such exhibit shall be established by Residential Funding's consent to such amendment) and that the limited guaranty shall be executed in the form attached hereto as Exhibit N, with such changes as the Company shall deem to be appropriate; it being understood that the Trustee has reviewed and approved the content of such forms and that the Trustee's consent or approval to the use thereof is not required.

      Section 12.02.    Recordation of Agreement; Counterparts.

      (a) To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee (pursuant to the request of Holders of Certificates entitled to at least 25% of the Voting Rights), but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

      (b) For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any

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



number  of  counterparts,  each of which  counterparts  shall be deemed to be an
original,   and  such  counterparts  shall  constitute  but  one  and  the  same instrument.

      Section 12.03.    Limitation on Rights of Certificateholders.

      (a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of any of the parties hereto.

      (b) No Certificateholder shall have any right to vote (except as expressly provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

      (c) No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates of any Class evidencing in the aggregate not less than 25% of the related Percentage Interests of such Class, shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates of any Class shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates of such Class or any other Class, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of Certificateholders of such Class or all Classes, as the case may be. For the protection and enforcement of the provisions of this Section 12.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

      Section 12.04.    Governing Law.

      This agreement and the Certificates shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

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




      Section 12.05.    Notices.

      All demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid (except for notices to the Trustee which shall be deemed to have been duly given only when received), to (a) in the case of the Company, 8400 Normandale Lake Boulevard, Suite 600, Minneapolis, Minnesota 55437, Attention:
President or such other address as may hereafter be furnished to the Master Servicer and the Trustee in writing by the Company, (b) in the case of the Master Servicer, 10 Universal City Plaza, Suite 2100, Universal City, California 91608, Attention: Ms. Becker or such other address as may be hereafter furnished to the Company and the Trustee by the Master Servicer in writing, (c) in the case of the Trustee, One First National Plaza, Suite 0126, Chicago, Illinois 60670-0126, Attention: Residential Funding Corporation Series 1998-S4 or such other address as may hereafter be furnished to the Company and the Master Servicer in writing by the Trustee, (d) in the case of DCR, Duff & Phelps Credit Rating Co., 55 East Monroe Street, 35th Floor, Chicago, Illinois 60603,
Attention: MBS Monitoring, or such other address as may hereafter be furnished to the Company, Trustee and the Master Servicer in writing by DCR and (e) in the case of Standard & Poor's, 25 Broadway, New York, New York 10004 or such other address as may be hereafter furnished to the Company, Trustee and Master Servicer by Standard & Poor's. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

      Section 12.0Notices to Rating Agency.

      The Company, the Master Servicer or the Trustee, as applicable, shall notify each Rating Agency and the Subservicer at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of, any of the events described in clause (a), (b), (c), (d), (g), (h), (i) or (j) below or provide a copy to each Rating Agency at such time as otherwise required to be delivered pursuant to this Agreement of any of the statements described in clauses (e) and (f) below:

            (a)   a material change or amendment to this Agreement,

            (b)   the occurrence of an Event of Default,

            (c) the termination or appointment of a successor Master Servicer or Trustee or a change in the majority ownership of the Trustee,

            (d) the filing of any claim under the Master Servicer's blanket fidelity bond and the errors and omissions insurance policy required by
      Section 3.12 or the cancellation or modification of coverage under any such instrument,

            (e) the statement required to be delivered to the Holders of each Class of Certificates pursuant to Section 4.03,

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




            (f) the  statements  required to be  delivered  pursuant to Sections
3.18 and 3.19,

            (g) a change in the location of the Custodial Account or the Certificate Account,

            (h) the occurrence of any monthly cash flow shortfall to the Holders of any Class of Certificates resulting from the failure by the Master Servicer to make an Advance pursuant to Section 4.04,

            (i)   the occurrence of the Final Distribution Date, and

            (j)   the repurchase of or substitution for any Mortgage Loan,

provided, however, that with respect to notice of the occurrence of the events described in clauses (d), (g) or (h) above, the Master Servicer shall provide prompt written notice to each Rating Agency and the Subservicer of any such event known to the Master Servicer.

      Section 12.0Severability of Provisions.

      If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

      Section 12.0Supplemental Provisions for Resecuritization.

      This Agreement may be supplemented by means of the addition of a separate Article hereto (a "Supplemental Article") for the purpose of resecuritizing any of the Certificates issued hereunder, under the following circumstances. With respect to any Class or Classes of Certificates issued hereunder, or any portion of any such Class, as to which the Company or any of its Affiliates (or any designee thereof) is the registered Holder (the "Resecuritized Certificates"), the Company may deposit such Resecuritized Certificates into a new REMIC, grantor trust or custodial arrangement (a "Restructuring Vehicle") to be held by the Trustee pursuant to a Supplemental Article. The instrument adopting such Supplemental Article shall be executed by the Company, the Master Servicer and the Trustee; provided, that neither the Master Servicer nor the Trustee shall withhold their consent thereto if their respective interests would not be materially adversely affected thereby. To the extent that the terms of the Supplemental Article do not in any way affect any provisions of this Agreement as to any of the Certificates initially issued hereunder, the adoption of the Supplemental Article shall not constitute an "amendment" of this Agreement.

      Each Supplemental Article shall set forth all necessary provisions relating to the holding of the Resecuritized Certificates by the Trustee, the establishment of the Restructuring Vehicle, the issuing of various classes of new certificates by the Restructuring Vehicle and the distributions to be made thereon, and any other provisions necessary for the purposes thereof.

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



In connection with each Supplemental Article, the Company shall deliver to the Trustee an Opinion of Counsel to the effect that (i) the Restructuring Vehicle will qualify as a REMIC, grantor trust or other entity not subject to taxation for federal income tax purposes and (ii) the adoption of the Supplemental Article will not endanger the status of the Trust Fund as a REMIC or (subject to Section 10.01(f)) result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC as set forth in Section 860G(d) of the Code).

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                                     106

      IN WITNESS WHEREOF, the Company, the Master Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized and their respective seals, duly attested, to be hereunto affixed, all as of the day and year first above written.

                                    RESIDENTIAL FUNDING MORTGAGE
                                    SECURITIES I, INC.

[Seal]
                                    By:
                                         Name: Randy Van Zee
                                         Title Vice President

Attest:
          Name:
          Title: Director


                                    RESIDENTIAL FUNDING CORPORATION

[Seal]
                                    By:
                                         Name: Timothy A. Kruse
                                         Title:   Director

Attest:
          Name:
          Title: Vice President


                                    THE FIRST NATIONAL BANK OF CHICAGO,
                                    as Trustee

[Seal]
                                    By:
                                      Name:
                                      Title:


Attest:
          Name:
          Title:




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



STATE OF MINNESOTA        )
                          ) ss.:
COUNTY OF HENNEPIN        )


            On the _____ day of February, 1998 before me, a notary public in and for said State, personally appeared Randy Van Zee, known to me to be a Vice President of Residential Funding Mortgage Securities I, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                              Notary Public

[Notarial Seal]




STATE OF MINNESOTA        )
                          ) ss.:
COUNTY OF HENNEPIN        )


            On the ____ day of February, 1998 before me, a notary public in and for said State, personally appeared Timothy A. Kruse, known to me to be a Director of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                              Notary Public

[Notarial Seal]

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


STATE OF                  )
                          ) ss.:
COUNTY OF                 )


            On the ____ day of _______________, 1998 before me, a notary public in and for said State, personally appeared _________________, known to me to be an Vice President of The First National Bank of Chicago, a national banking corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                              Notary Public

[Notarial Seal]



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


                                  EXHIBIT A

                          FORM OF CLASS A CERTIFICATE

            SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

            [THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS FEBRUARY 26, 1998.
ASSUMING THAT THE MORTGAGE LOANS PREPAY AT 265% OF THE STANDARD PREPAYMENT ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), [AND ASSUMING A CONSTANT PASS-THROUGH RATE EQUAL TO THE INITIAL PASS-THROUGH RATE,] THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $_____ OF OID PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS ___% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $_______ PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED USING THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE STANDARD PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE OR AS TO THE CONSTANCY OF THE PASS-THROUGH RATE.]

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                                     A-1

Certificate No. __              [_____%] [Adjustable][Variable] Pass-Through
                                Rate
Class A-__ Senior

Date of Pooling and Servicing          Percentage Interest: ____%
Agreement and Cut-off Date:
February 1, 1998

First Distribution Date:   Aggregate Initial [Certificate Principal Balance]
March 25, 1998             [Notional Amount] of the Class A-__ Certificates:
                                       $------------

Master Servicer:                Initial [Certificate Principal
Residential Funding Corporation Balance] [Notional Amount] of this Certificate:
                                $------------

Assumed Final                   CUSIP _________
Distribution Date:
February 25, 2013


                       MORTGAGE PASS-THROUGH CERTIFICATE
                                SERIES 1998-S4

      evidencing a percentage interest in the distributions allocable to the Class A-__ Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

            This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee or GMAC Mortgage or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

            This certifies that _____________________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Initial [Certificate Principal Balance] [Notional Amount] of this Certificate by the aggregate Initial [Certificate Principal Balance] [Notional Amount] of all Class A-___ Certificates, both as specified above) in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Funding Mortgage Securities I, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to

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                                     A-2
below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and The First National Bank of Chicago as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount of [interest and] [principal], if any, required to be distributed to Holders of Class A-__ Certificates on such Distribution Date.

            Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

            Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New
York. The Initial [Certificate Principal Balance] [Notional Amount] of this Certificate is set forth above. The [Certificate Principal Balance] [Notional Amount] hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto.

            This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

            The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

            As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master

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                                     A-3

Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

            The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

            This Certificate shall be governed by and construed in accordance with the laws of the State of New York.


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                                     A-4

            The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

            Reference  is  hereby  made  to  the  further   provisions  of  this
Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

[TPW: NY01:637570.1] 16069-00447  02/17/98 01:14PM
                                     A-5

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


Dated: February 26, 1998      THE FIRST NATIONAL BANK OF CHICAGO, as
                                    Trustee


                                               By:
                                          Authorized Signatory



                         CERTIFICATE OF AUTHENTICATION

     This  is  one  of  the  Class  A-__   Certificates   referred   to  in  the
within-mentioned
Agreement.

                     THE FIRST NATIONAL BANK OF CHICAGO, as
                                    Certificate Registrar


                                               By:
                                          Authorized Signatory



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                                     A-6

                                  ASSIGNMENT


            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

            I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:





Dated:
                        Signature by or on behalf of assignor




                                    Signature Guaranteed

                           DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to for the account of account number , or, if mailed by check, to Applicable statements should be mailed to .

     This    information    is    provided    by   ,    the    assignee    named
-----------------------------      above,     or     ,     as     its     agent.
----------------------------------

                                   EXHIBIT B

                          FORM OF CLASS M CERTIFICATE

      THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES [,] [AND] [CLASS R CERTIFICATES] [,] [AND CLASS M-1 CERTIFICATES] [,] [AND CLASS M-2 CERTIFICATES] AS DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

      SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT
CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

      NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(e) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, ("ERISA"), OR
SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

      THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

      [THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE
PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS FEBRUARY 26, 1998. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT 265% OF THE STANDARD PREPAYMENT ASSUMPTION (AS
DESCRIBED IN THE PROSPECTUS SUPPLEMENT), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $______________OF OID PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS ______% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $______________-_PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED UNDER THE APPROXIMATE METHOD. NO
REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT

[TPW: NY01:637570.1] 16069-00447  02/17/98 01:14PM

A RATE BASED ON THE STANDARD PREPAYMENT ASSUMPTION OR AT ANY
OTHER RATE.]

[TPW: NY01:637570.1] 16069-00447  02/17/98 01:14PM
                                     B-2

Certificate No. ___           ____% Pass-Through Rate

Class M-    Mezzanine   Aggregate Certificate
                                   Principal Balance
                                   of the Class M Certificates:
Date of Pooling and Servicing   $_______________
Agreement and Cut-off Date:
February 1, 1998              Initial Certificate Principal
                                   Balance of this Certificate:
First Distribution Date:   $_______________
March 25, 1998
                                   CUSIP: ____________
Master Servicer:
Residential Funding Corporation

Assumed Final Distribution Date:
February 25, 2013


                      MORTGAGE PASS-THROUGH CERTIFICATE,
                                Series 1998-S4

      evidencing a percentage interest in any distributions allocable to the Class M-__ Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

            This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee or GMAC Mortgage or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

            This certifies that _________________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Certificate Principal Balance of this Certificate by the aggregate Certificate Principal Balance of all Class M-__ Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Funding Mortgage Securities I, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and The First National Bank of Chicago, as trustee (the "Trustee"), a summary

[TPW: NY01:637570.1] 16069-00447  02/17/98 01:14PM
                                     B-3
of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class M-__ Certificates on such Distribution Date.

            Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

            Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

            No transfer of this Class M Certificate will be made unless the Trustee has received either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class M Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or
Section 4975 of the Code or (ii) a representation letter, in the form as described by the Agreement, either stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan, or stating that the transferee is an insurance company, the source of funds to be used by it to purchase the Certificate is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under PTCE 95-60.


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                                     B-4

            This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

            The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

            As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

            The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.


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                                     B-5

            No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

            This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

            The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

[TPW: NY01:637570.1] 16069-00447  02/17/98 01:14PM
                                     B-6

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: February 26, 1998  THE FIRST NATIONAL BANK OF CHICAGO,
                               as Trustee


                              By:
                                    Authorized Signatory




                         CERTIFICATE OF AUTHENTICATION

     This  is  one  of  the  Class  M-__   Certificates   referred   to  in  the
within-mentioned Agreement.

                              THE FIRST NATIONAL BANK OF CHICAGO,
                               as Certificate Registrar


                              By:
                                    Authorized Signatory

[TPW: NY01:637570.1] 16069-00447  02/17/98 01:14PM
                                     B-7

                                  ASSIGNMENT


            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

            I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:





Dated:
                        Signature by or on behalf of assignor




                                    Signature Guaranteed

                           DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to for the account of account number , or, if mailed by check, to Applicable statements should be mailed to .

     This    information    is    provided    by   ,    the    assignee    named
-----------------------------      above,     or     ,     as     its     agent.
----------------------------------

                                   EXHIBIT C

                          FORM OF CLASS B CERTIFICATE

      THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES, CLASS R CERTIFICATES [,] [AND] [CLASS M CERTIFICATES] [,] [AND] [CLASS B-1 CERTIFICATES] [AND] [CLASS B-2 CERTIFICATES] AS DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

      THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

      NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(e) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, ("ERISA"), OR
SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

      SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE. THE
FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS FEBRUARY 26, 1998. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT 265% OF THE STANDARD PREPAYMENT ASSUMPTION (AS
DESCRIBED IN THE PROSPECTUS SUPPLEMENT), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $___ OF OID PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS ____% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $____ PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED UNDER THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE STANDARD PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE.

[TPW: NY01:637570.1] 16069-00447  02/17/98 01:14PM

Certificate No. __            ____ % Pass-Through Rate

Class B-__ Subordinate   Aggregate Certificate
                                   Principal Balance
                                   of the Class B-__
                                   Certificates as of
Date of Pooling and Servicing   the Cut-off Date:
Agreement and Cut-off Date:  $_______________
February 1, 1998
                                   Initial Certificate Principal
                                   Balance of this Certificate:
First Distribution Date:      $_______________
March 25, 1998

Master Servicer:
Residential Funding Corporation

Assumed Final Distribution Date:
February 25, 2013

                      MORTGAGE PASS-THROUGH CERTIFICATE,
                                Series 1998-S4

      evidencing a percentage interest in any distributions allocable to the Class B-__ Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

            This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee or GMAC Mortgage or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

            This certifies that Residential Funding Mortgage Securities I, Inc. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Certificate Principal Balance of this Certificate by the aggregate Certificate Principal Balance of all Class B-__ Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Funding Mortgage Securities I, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the

[TPW: NY01:637570.1] 16069-00447  02/17/98 01:14PM
                                     C-2

Master Servicer and The First National Bank of Chicago, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month next preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class B-__ Certificates on such Distribution Date.

            Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

            Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

            No transfer of this Class B Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is to be made, (i) the Trustee or the Company may require an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state and (ii) the transferee shall execute an investment letter in the form described by the Agreement. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate Registrar acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and Section 4975 of the Internal Revenue

[TPW: NY01:637570.1] 16069-00447  02/17/98 01:14PM
                                     C-3

Code (the  "Code")  and  stating,  among  other  things,  that the  transferee's acquisition of a Class B Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or (ii) a representation letter, in the form as described by the Agreement, either stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan, or stating that the transferee is an insurance company, the source of funds to be used by it to purchase the Certificate is an "insurance company general account" (within the meaning of Department of Labor Prohibited
Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under PTCE 95-60.

            This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

            The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

            As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

            The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form

[TPW: NY01:637570.1] 16069-00447  02/17/98 01:14PM
                                     C-4
below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

            This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

            The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

[TPW: NY01:637570.1] 16069-00447  02/17/98 01:14PM
                                     C-5

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: February 26, 1998  THE FIRST NATIONAL BANK OF CHICAGO,
                               as Trustee


                              By:
                                    Authorized Signatory




                         CERTIFICATE OF AUTHENTICATION

     This  is  one  of  the  Class  B-__   Certificates   referred   to  in  the
within-mentioned Agreement.

                              THE FIRST NATIONAL BANK OF CHICAGO,
                               as Certificate Registrar


                              By:
                                    Authorized Signatory

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                                     C-6

                                  ASSIGNMENT


            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

            I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:





Dated:
                        Signature by or on behalf of assignor




                                    Signature Guaranteed

                           DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to for the account of account number , or, if mailed by check, to Applicable statements should be mailed to .

     This    information    is    provided    by   ,    the    assignee    named
-----------------------------      above,     or     ,     as     its     agent.
----------------------------------

                                   EXHIBIT D

                          FORM OF CLASS R CERTIFICATE

      THIS CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A
NON-UNITED STATES PERSON OR A DISQUALIFIED ORGANIZATION (AS
DEFINED BELOW).

      SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT
CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

      NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(e) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT (THE "AGREEMENT").

      ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE MASTER SERVICER AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE, (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B) OR (C) BEING HEREIN REFERRED TO AS A "DISQUALIFIED ORGANIZATION") OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION, (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO

[TPW: NY01:637570.1] 16069-00447  02/17/98 01:14PM

LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

[TPW: NY01:637570.1] 16069-00447  02/17/98 01:14PM
                                     D-2

Certificate No. ___                    ____% Pass-Through Rate

Class R Senior                         Aggregate Initial Certificate Principal
                      Balance of the Class R Certificates:
                                       $100.00

Date of Pooling and Servicing                 Percentage Interest: ______%
Agreement and Cut-off Date:
February 1, 1998

First Distribution Date:               Initial Certificate Principal
March 25, 1998                         Balance of this Certificate:
                                              $---------------

Master Servicer:
Residential Funding Corporation

Assumed Final Distribution Date:              CUSIP ____________
February 25, 2013


                      MORTGAGE PASS-THROUGH CERTIFICATE,
                                SERIES 1998-S4

      evidencing a percentage interest in any distributions allocable to the Class R Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

            This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee or GMAC Mortgage or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

            This certifies that _________________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the aggregate Initial Certificate Principal Balance of all Class R Certificates, both as specified above) in certain distributions with respect to a Trust Fund, consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Funding Mortgage Securities I, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and

[TPW: NY01:637570.1] 16069-00447  02/17/98 01:14PM
                                     D-3

Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and The First National Bank of Chicago, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class R Certificates on such Distribution Date.

            Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions set forth in the Agreement to the effect that (i) each person holding or acquiring any Ownership Interest in this Certificate must be a United States Person and a Permitted Transferee, (ii) the transfer of any Ownership Interest in this Certificate will be conditioned upon the delivery to the Trustee of, among other things, an affidavit to the effect that it is a United States Person and Permitted Transferee, (iii) any attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee, and (iv) if any person other than a United States Person and a Permitted Transferee acquires any Ownership Interest in this Certificate in violation of such restrictions, then the Company will have the right, in its sole discretion and without notice to the Holder of this Certificate, to sell this Certificate to a purchaser selected by the Company, which purchaser may be the Company, or any affiliate of the Company, on such terms and conditions as the Company may choose.

            Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto. Notwithstanding the reduction of the Certificate Principal Balance hereof to zero, this Certificate will remain outstanding under the Agreement and the Holder hereof may have additional obligations with respect to this Certificate, including tax liabilities, and may be entitled to certain additional distributions hereon, in accordance with the terms and provisions of the Agreement.

            No transfer of this Class R Certificate will be made unless the Trustee has received either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA")

[TPW: NY01:637570.1] 16069-00447  02/17/98 01:14PM
                                     D-4
and Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class R Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or (ii) a representation letter, in the form as described by the Agreement, stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan.

            This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

            The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

            As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

            The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations

[TPW: NY01:637570.1] 16069-00447  02/17/98 01:14PM
                                     D-5
     evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

            This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

            The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

            Reference  is  hereby  made  to  the  further   provisions  of  this
Certificate set forth on the reverse hereof, which further provisions shall for all purpose have the same effect as if set forth at this place.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

[TPW: NY01:637570.1] 16069-00447  02/17/98 01:14PM
                                     D-6

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: February 26, 1998         THE FIRST NATIONAL BANK OF CHICAGO, as
                                    Trustee


                                               By:
                                    Authorized Signatory




                         CERTIFICATE OF AUTHENTICATION

     This is one of the Class R Certificates referred to in the within-mentioned Agreement.

                              THE FIRST NATIONAL BANK OF CHICAGO, as
                                    Certificate Registrar


                                               By:
                                    Authorized Signatory

[TPW: NY01:637570.1] 16069-00447  02/17/98 01:14PM
                                     D-7

                                  ASSIGNMENT


            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

            I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:





Dated:
                        Signature by or on behalf of assignor




                                          Signature Guaranteed

                           DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to for the account of account number , or, if mailed by check, to Applicable statements should be mailed to .

     This    information    is    provided    by   ,    the    assignee    named
-----------------------------      above,     or     ,     as     its     agent.
----------------------------------

                                   EXHIBIT E

                              CUSTODIAL AGREEMENT

            THIS CUSTODIAL AGREEMENT (as amended and supplemented from time to time, the "Agreement"), dated as of February 1, 1998, by and among THE FIRST NATIONAL BANK OF CHICAGO, as trustee (including its successors under the Pooling Agreement defined below, the "Trustee"), RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC., as company (together with any successor in interest, the "Company"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with any successor in interest or successor under the Pooling Agreement referred to below, the "Master Servicer"), and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION (together with any successor in interest or any successor appointed hereunder, the "Custodian").


                        W I T N E S S E T H T H A T :

            WHEREAS, the Company, the Master Servicer, and the Trustee have entered into a Pooling and Servicing Agreement, dated as of February 1, 1998, relating to the issuance of Residential Funding Mortgage Securities I, Inc., Mortgage Pass-Through Certificates, Series 1998-S4 (as in effect on the date of this agreement, the "Original Pooling Agreement," and as amended and supplemented from time to time, the "Pooling Agreement"); and

            WHEREAS, the Custodian has agreed to act as agent for the Trustee for the purposes of receiving and holding certain documents and other instruments delivered by the Company and the Master Servicer under the Pooling Agreement, all upon the terms and conditions and subject to the limitations hereinafter set forth;

            NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the Trustee, the Company, the Master Servicer and the Custodian hereby agree as follows:


                                   ARTICLE I

                                  Definitions

            Capitalized terms used in this Agreement and not defined herein shall have the meanings assigned in the Original Pooling Agreement, unless otherwise required by the context herein.



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                                  ARTICLE II

                         Custody of Mortgage Documents

            Section 2.1. Custodian to Act as Agent; Acceptance of Mortgage Files. The Custodian, as the duly appointed agent of the Trustee for these purposes, acknowledges receipt of the Mortgage Files relating to the Mortgage Loans identified on the schedule attached hereto (the "Mortgage Files") and declares that it holds and will hold the Mortgage Files as agent for the Trustee, in trust, for the use and benefit of all present and future Certificateholders.

            Section 2.2. Recordation of Assignments. If any Mortgage File includes one or more assignments to the Trustee of Mortgage Notes and related Mortgages that have not been recorded, each such assignment shall be delivered by the Custodian to the Company for the purpose of recording it in the appropriate public office for real property records, and the Company, at no expense to the Custodian, shall promptly cause to be recorded in the appropriate public office for real property records each such assignment and, upon receipt thereof from such public office, shall return each such assignment to the Custodian.

            Section 2.3.  Review of Mortgage Files.

            (a) On or prior to the Closing Date, the Custodian shall deliver to the Trustee an Initial Certification in the form annexed hereto as Exhibit One evidencing receipt of a Mortgage File for each Mortgage Loan listed on the Schedule attached hereto (the "Mortgage Loan Schedule").

            (b) Within 45 days of the initial issuance of the Certificates, the Custodian agrees, for the benefit of Certificateholders, to review, in accordance with the provisions of Section 2.02 of the Pooling Agreement, each Mortgage File, and shall deliver to the Trustee an Interim Certification in the form annexed hereto as Exhibit Two to the effect that all documents required to be delivered pursuant to Section 2.01(b) of the Pooling Agreement have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification. Within 45 days of receipt of the documents required to be delivered pursuant to Section 2.01(c) of the Pooling Agreement, the Custodian agrees, for the benefit of Certificateholders, to review, in accordance with the provisions of Section 2.02 of the Pooling Agreement, each such document, and shall deliver to the Trustee either (i) an Interim Certification in the form attached hereto as Exhibit Two to the effect that all such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification or (ii) a Final Certification as set forth in subsection
(c) below. The Custodian shall be under no duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable, or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face. If in performing the review required by this Section 2.3 the Custodian finds any document or documents constituting a part of a Mortgage File to be defective in any material respect, the Custodian shall promptly so notify the Company, the Master Servicer and the Trustee. Upon receipt of written notification from the Master Servicer, signed by a Servicing Officer, that the

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Master  Servicer or a  Subservicer,  as the case may be, has made a deposit into the Certificate Account in payment for the purchase of the related Mortgage Loan in an amount equal to the Purchase Price for such Mortgage Loan, the Custodian shall release to the Master Servicer the related Mortgage File.

            (c) Upon receipt of all documents required to be in the Mortgage Files the Custodian shall deliver to the Trustee a Final Certification in the form annexed hereto as Exhibit Three evidencing the completeness of the Mortgage Files.

            Upon receipt of written request from the Trustee, the Custodian shall as soon as practicable supply the Trustee with a list of all of the documents relating to the Mortgage Loans then contained in the Mortgage Files.

            Section 2.4. Notification of Breaches of Representations and Warranties. Upon discovery by the Custodian of a breach of any representation or warranty made by the Master Servicer or the Company as set forth in the Pooling Agreement or by a Seller in a Seller's Agreement or by Residential Funding or the Company in the Assignment Agreement with respect to a Mortgage Loan relating to a Mortgage File, the Custodian shall give prompt written notice to the Company, the Master Servicer and the Trustee.

            Section 2.5. Custodian to Cooperate; Release of Mortgage Files. Upon the repurchase or substitution of any Mortgage Loan pursuant to Article II of the Pooling Agreement or payment in full of any Mortgage Loan, or the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer shall immediately notify the Custodian by a certification (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 3.07 of the Pooling Agreement have been or will be so deposited) of a Servicing Officer and shall request delivery to it of the Mortgage File. The Custodian agrees, upon receipt of such certification and request, promptly to release to the Master Servicer the related Mortgage File. The Master Servicer shall deliver to the Custodian and the Custodian agrees to accept the Mortgage Note and other documents constituting the Mortgage File with respect to any Qualified Substitute Mortgage Loan.

            From time to time as is appropriate for the servicing or foreclosures of any Mortgage Loan, including, for this purpose, collection under any Primary Insurance Policy or any Mortgage Pool Insurance Policy, the Master Servicer shall deliver to the Custodian a certificate of a Servicing Officer requesting that possession of all, or any document constituting part, of the Mortgage File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any of the Required Insurance Policies. With such certificate, the Master Servicer shall deliver to the Custodian a trust receipt signed by a Servicing Officer on behalf of the Master Servicer, and upon receipt of the foregoing, the Custodian shall deliver the Mortgage File or such document to the Master Servicer. The Master Servicer shall cause each Mortgage File or any document therein so released to be returned to the Custodian when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in

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the  Custodial  Account  or (ii) the  Mortgage  File or such  document  has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered to the Custodian a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. In the event of the liquidation of a Mortgage Loan, the Custodian shall deliver the Trust Receipt with respect thereto to the Master Servicer upon deposit of the related Liquidation Proceeds in the Custodial Account as provided in the Pooling Agreement.

            Section 2.6. Assumption Agreements. In the event that any assumption agreement or substitution of liability agreement is entered into with respect to any Mortgage Loan subject to this Agreement in accordance with the terms and provisions of the Pooling Agreement, the Master Servicer shall notify the Custodian that such assumption or substitution agreement has been completed by forwarding to the Custodian the original of such assumption or substitution agreement, which shall be added to the related Mortgage File and, for all purposes, shall be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting parts thereof.


                                  ARTICLE III

                           Concerning the Custodian

            Section 3.1. Custodian a Bailee and Agent of the Trustee. With respect to each Mortgage Note, Mortgage and other documents constituting each Mortgage File which are delivered to the Custodian, the Custodian is exclusively the bailee and agent of the Trustee and has no instructions to hold any Mortgage Note or Mortgage for the benefit of any person other than the Trustee, holds such documents for the benefit of Certificateholders and undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. Except upon compliance with the provisions of Section 2.5 of this Agreement, no Mortgage Note, Mortgage or other document constituting a part of a Mortgage File shall be delivered by the Custodian to the Company or the Master Servicer or otherwise released from the possession of the Custodian.

            Section 3.2. Indemnification. The Company hereby agrees to indemnify and hold the Custodian harmless from and against all claims, liabilities, losses, actions, suits or proceedings at law or in equity, or any other expenses, fees or charges of any character or nature, which the Custodian may incur or with which the Custodian may be threatened by reason of its acting as custodian under this Agreement, including indemnification of the Custodian against any and all expenses, including attorney's fees if counsel for the Custodian has been approved by the Company, and the cost of defending any action, suit or proceedings or resisting any claim. Notwithstanding the foregoing, it is specifically understood and agreed that in the event any such claim, liability, loss, action, suit or proceeding or other expense, fee or charge shall have been caused by reason of any negligent act, negligent failure to act or willful misconduct on the part of the Custodian, or which shall constitute a willful breach of its duties hereunder, the indemnification provisions of this Agreement shall not apply.

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     Section  3.3.  Custodian  May  Own  Certificates.   The  Custodian  in  its
individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Custodian.

            Section 3.4. Master Servicer to Pay Custodian's Fees and Expenses. The Master Servicer covenants and agrees to pay to the Custodian from time to time, and the Custodian shall be entitled to, reasonable compensation for all services rendered by it in the exercise and performance of any of the powers and duties hereunder of the Custodian, and the Master Servicer will pay or reimburse the Custodian upon its request for all reasonable expenses, disbursements and advances incurred or made by the Custodian in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ), except any such expense, disbursement or advance as may arise from its negligence or bad faith.

            Section 3.5. Custodian May Resign; Trustee May Remove Custodian. The Custodian may resign from the obligations and duties hereby imposed upon it as such obligations and duties relate to its acting as Custodian of the Mortgage Loans. Upon receiving such notice of resignation, the Trustee shall either take custody of the Mortgage Files itself and give prompt notice thereof to the Company, the Master Servicer and the Custodian, or promptly appoint a successor Custodian by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Custodian and one copy to the successor Custodian. If the Trustee shall not have taken custody of the Mortgage Files and no successor Custodian shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian.

            The Trustee may remove the Custodian at any time. In such event, the Trustee shall appoint, or petition a court of competent jurisdiction to appoint, a successor Custodian hereunder. Any successor Custodian shall be a depository institution subject to supervision or examination by federal or state authority and shall be able to satisfy the other requirements contained in Section 3.7 and shall be unaffiliated with the Master Servicer or the Company.

            Any resignation or removal of the Custodian and appointment of a successor Custodian pursuant to any of the provisions of this Section 3.5 shall become effective upon acceptance of appointment by the successor Custodian. The Trustee shall give prompt notice to the Company and the Master Servicer of the appointment of any successor Custodian. No successor Custodian shall be appointed by the Trustee without the prior approval of the Company and the Master Servicer.

            Section 3.6. Merger or Consolidation of Custodian. Any Person into which the Custodian may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any Person succeeding to the business of the Custodian, shall be the successor of the Custodian hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.


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



            Section 3.7. Representations of the Custodian. The Custodian hereby represents that it is a depository institution subject to supervision or examination by a federal or state authority, has a combined capital and surplus of at least $15,000,000 and is qualified to do business in the jurisdictions in which it will hold any Mortgage File.


                                  ARTICLE IV

                           Miscellaneous Provisions

            Section 4.1. Notices. All notices, requests, consents and demands and other communications required under this Agreement or pursuant to any other instrument or document delivered hereunder shall be in writing and, unless otherwise specifically provided, may be delivered personally, by telegram or telex, or by registered or certified mail, postage prepaid, return receipt requested, at the addresses specified on the signature page hereof (unless changed by the particular party whose address is stated herein by similar notice in writing), in which case the notice will be deemed delivered when received.

            Section 4.2. Amendments. No modification or amendment of or supplement to this Agreement shall be valid or effective unless the same is in writing and signed by all parties hereto, and neither the Company, the Master Servicer nor the Trustee shall enter into any amendment hereof except as permitted by the Pooling Agreement. The Trustee shall give prompt notice to the Custodian of any amendment or supplement to the Pooling Agreement and furnish the Custodian with written copies thereof.

            SECTION 4.3.  GOVERNING LAW.  THIS AGREEMENT SHALL BE
DEEMED A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK
AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND
GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

            Section 4.4. Recordation of Agreement. To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee (pursuant to the request of holders of Certificates evidencing undivided interests in the aggregate of not less than 25% of the Trust Fund), but only upon direction accompanied by an Opinion of Counsel reasonably satisfactory to the Master Servicer to the effect that the failure to effect such recordation is likely to materially and adversely affect the interests of the Certificateholders.

            For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.


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



            Section 4.5. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the holders thereof.

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



            IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.

Address:                               THE FIRST NATIONAL BANK OF
                                       CHICAGO, as Trustee

One North State Street
Chicago, Illinois 60602

Attention: Residential Funding
Corporation, Series 1998-S4
                                       By:
                                       Name:
                                       Title:


Address:                               RESIDENTIAL FUNDING MORTGAGE
                         SECURITIES I, INC., as Company
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, Minnesota  55437
                                       By:
                                       Name:
                                       Title:


Address:                               RESIDENTIAL FUNDING
                         CORPORATION, as Master Servicer
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, Minnesota 55437
                                       By:
                                       Name:
                                       Title:


Address:                               NORWEST BANK MINNESOTA,
                       NATIONAL ASSOCIATION, as Custodian
401 Second Avenue South
Minneapolis, Minnesota  55479

                                       By:
                                       Name:
                                       Title:

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                                     E-8

STATE OF ILLINOIS  )
                              ) ss.:
COUNTY OF ______________ )


            On the _____ day of February, 1998, before me, a notary public in and for said State, personally appeared _______________________, known to me to be a ______________ of The First National Bank of Chicago, a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation and acknowledged to me that such corporation executed the within instrument.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                                                      Notary Public


[SEAL]

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



STATE OF MINNESOTA )
                        ) ss.:
COUNTY OF HENNEPIN )


            On the _____ day of February, 1998, before me, a notary public in and for said State, personally appeared __________________, known to me to be a ________________ of Norwest Bank Minnesota, National Association, a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said national banking association, and acknowledged to me that such national banking association executed the within instrument.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.





                                        Notary Public


[SEAL]

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



STATE OF MINNESOTA )
                        ) ss.:
COUNTY OF HENNEPIN )


            On the _____ day of February, 1998, before me, a notary public in and for said State, personally appeared ________________, known to me to be a _______________ of Residential Funding Mortgage Securities I, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                             Notary Public

[Notarial Seal]




STATE OF MINNESOTA      )
                              ) ss:
COUNTY OF HENNEPIN      )


            On the _____ day of February, 1998, before me, a notary public in and for said State, personally appeared ________________, known to me to be a _______________ of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                  Notary Public

[Notarial Seal]

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



                                  EXHIBIT ONE

                               FORM OF CUSTODIAN
                             INITIAL CERTIFICATION


                                          February 26, 1998


The First National Bank of Chicago
One North State Street
Chicago, Illinois 60602

Attention:  Residential Funding
Corporation, Series 1998-S4

Re: Custodial Agreement, dated as of February 1, 1998, by and among The First National Bank of Chicago, Residential Funding Mortgage Securities I, Inc., Residential Funding Corporation and Norwest Bank Minnesota, National Association, Mortgage Pass-Through Certificates, Series 1998-S4

Ladies and Gentlemen:

            In accordance with Section 2.3 of the above-captioned Custodial Agreement, and subject to Section 2.02 of the Pooling Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File (which contains an original Mortgage Note) to the extent required in Section 2.01(b) of the Pooling Agreement with respect to each Mortgage Loan listed in the Mortgage Loan Schedule.

     Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

                             NORWEST BANK MINNESOTA,
                                          NATIONAL ASSOCIATION



                                          By:
                                          Name:
                                          Title:

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



                                  EXHIBIT TWO

                    FORM OF CUSTODIAN INTERIM CERTIFICATION



                              ________________ ____, 1998



The First National Bank of Chicago
One North State Street
Chicago, Illinois 60602

Attention:  Residential Funding
Corporation, Series 1998-S4

Re: Custodial Agreement dated as of February 1, 1998, by and among The First National Bank of Chicago, Residential Funding Mortgage Securities I, Inc., Residential Funding Corporation and Norwest Bank Minnesota, National Association, Mortgage Pass-Through Certificates, Series 1998-S4


Ladies and Gentlemen:

            In accordance with Section 2.3 of the above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File to the extent required pursuant to Section 2.01(b) of the Pooling Agreement with respect to each Mortgage Loan listed in the Mortgage Loan Schedule, and it has reviewed the Mortgage File and the Mortgage Loan Schedule and has determined that: all required documents have been executed and received and that such documents related to the Mortgage Loans identified on the Mortgage Loan Schedule, with any exceptions listed on Schedule A attached hereto.

     Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

                             NORWEST BANK MINNESOTA,
                                          NATIONAL  ASSOCIATION



                                          By:
                                          Name:
                                          Title:

[TPW: NY01:637570.1] 16069-00447  02/17/98 01:14PM

                                 EXHIBIT THREE

                     FORM OF CUSTODIAN FINAL CERTIFICATION



                                    _____________ ___, 1998




The First National Bank of Chicago
One North State Street
Chicago, Illinois 60602

Attention:  Residential Funding
Corporation, Series 1998-S4

Re: Custodial Agreement dated as of February 1, 1998, by and among The First National Bank of Chicago, Residential Funding Mortgage Securities I, Inc., Residential Funding Corporation and Norwest Bank Minnesota, National Association, Mortgage Pass-Through Certificates, Series 1998-S4


Ladies and Gentlemen:

            In accordance with Section 2.3 of the above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File with respect to each Mortgage Loan listed in the Mortgage Loan Schedule containing (I) with respect to each such Mortgage Loan (other than a Cooperative Loan):

            (i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee or an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

           (ii) The original Mortgage with evidence of recording indicated thereon or a copy of the Mortgage certified by the public recording office in which such mortgage has been recorded;

          (iii) An original Assignment of the Mortgage to the Trustee with evidence of recording indicated thereon or a copy of such assignment certified by the public recording office in which such assignment has been recorded;

           (iv) With respect to each Mortgage Loan other than a Cooperative Loan, the original recorded assignment or assignments of the Mortgage showing an unbroken chain

[TPW: NY01:637570.1] 16069-00447  02/17/98 01:14PM
      of title from the originator thereof to the Person assigning it to the Trustee or a copy of such assignment or assignments of the Mortgage certified by the public recording office in which such assignment or assignments have been recorded; and

            (v) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Mortgage Loan or a copy of each modification, assumption agreement or preferred loan agreement certified by the public recording office in which such document has been recorded;

and (II) with respect to each Cooperative Loan so assigned:

            (i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

           (ii) A counterpart of the Cooperative Lease and the Assignment of Proprietary Lease to the originator of the Cooperative Loan with intervening assignments showing an unbroken chain of title from such originator to the Trustee;

          (iii) The related Cooperative Stock Certificate, representing the related Cooperative Stock pledged with respect to such Cooperative Loan, together with an undated stock power (or other similar instrument) executed in blank;

           (iv) The original recognition agreement by the Cooperative of the interests of the mortgagee with respect to the related Cooperative Loan;

            (v)   The Security Agreement;

           (vi) Copies of the original UCC-1 financing statement, and any continuation statements, filed by the originator of such Cooperative Loan as secured party, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

          (vii) Copies of the filed UCC-3 assignments of the security interest referenced in clause (vi) above showing an unbroken chain of title from the originator to the Trustee, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

         (viii) An executed assignment of the interest of the originator in the Security Agreement, Assignment of Proprietary Lease and the recognition agreement referenced in clause (iv) above, showing an unbroken chain of title from the originator to the Trustee;

          (ix) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Cooperative Loan; and

[TPW: NY01:637570.1] 16069-00447  02/17/98 01:14PM

            (x) An executed UCC-1 financing statement showing the Master Servicer as debtor, the Company as secured party and the Trustee as assignee and an executed UCC-1 financing statement showing the Company as debtor and the Trustee as secured party, each in a form sufficient for filing, evidencing the interest of such debtors in the Cooperative Loans.

          Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

                                    NORWEST BANK MINNESOTA, NATIONAL
                                    ASSOCIATION


                                    By:
                                    Name:
                                    Title:

[TPW: NY01:637570.1] 16069-00447  02/17/98 01:14PM
                                     E-5

                                   EXHIBIT F

                            MORTGAGE LOAN SCHEDULE



1

  RUN ON     : 02/25/98           RFC DISCLOSURE SYSTEM       RFFSD177-01
  AT         : 12.28.22          FIXED RATE LOAN LISTING      AMORTIZED BALANCE
  SERIES     : RFMSI I 1998-S4                                CUTOFF : 02/01/98
  POOL       : 0004282
             :
             :
  POOL STATUS: F

  RFC LOAN #     S/S CODE          PMT TYPE      ORIGINAL BAL     LOAN FEATURE
                                   ORIG TERM     PRINCIPAL BAL    # OF UNITS
  ADDRESS                          ORIG RATE     ORIGINAL P+I     LTV
  ADDRESS LINE 2                   CURR NET      CURRENT P+I      VALUE
  CITY           STATE  ZIP        LOAN PURP     NOTE DATE        MI CO CODE
  SERVICER LOAN #                  PROP TYPE     1ST PMT DATE     MI CVG
  SELLER LOAN #                    OCCP CODE     MATURITY DATE
  INVESTOR LOAN #
  ______________________________________________________________________________


    1629495          B24/G01             F          253,500.00         ZZ
                                         180        252,708.88          1
    14 AUTUMN DR                       7.125          2,296.28         75
                                       6.875          2,296.28      338,000.00
    PISCATAWAY       NJ   08854          1            12/23/97         00
    0430567339                           05           02/01/98          0
    060403249                            O            01/01/13
    0


    1635547          830/830             F          324,750.00         ZZ
                                         180        320,743.56          1
    16887 HANG TREE ROAD               7.750          3,056.79         68
                                       7.500          3,056.79      480,000.00
    GRASS VALLEY     CA   95949          2            09/08/97         00
    532387                               05           11/01/97          0
    532387                               O            10/01/12
    0


    1639198          074/074             F          400,000.00         ZZ
                                         180        392,637.49          1
    1401 PARK AVENUE                   7.500          3,708.05         80
                                       7.250          3,708.05      500,000.00
    MONROE           LA   71201          5            06/30/97         00
    1507318371                           05           09/01/97          0
    1507318371                           O            08/01/12
    0


    1643210          076/076             F          314,000.00         ZZ
                                         120        305,065.31          1
    12303 NW 19TH STREET               7.500          3,727.24         76
                                       7.250          3,727.24      415,000.00
    PLANTATION       FL   33323          2            08/25/97         00
    7106178                              05           10/01/97          0
1


    7106178                              O            09/01/07
    0


    1649614          A26/G01             F          330,000.00         ZZ
                                         180        327,978.55          1
    121 SCHOOL RD EAST                 7.375          3,035.75         80
                                       7.125          3,035.75      412,500.00
    MARLBORO         NJ   07746          1            11/25/97         00
    0430531632                           05           01/01/98          0
    9380                                 O            12/01/12
    0


    1650674          491/491             F          265,000.00         ZZ
                                         180        262,127.36          1
    101 LOMBARD STREET 911W            7.250          2,419.09         89
                                       7.000          2,419.09      300,000.00
    SAN FRANCISCO    CA   94111          2            10/06/97         11
    63015561                             06           12/01/97         12
    63015561                             O            11/01/12
    0


    1650969          637/G01             F          165,000.00         ZZ
                                         180        164,011.11          1
    348 MASSEY STREET                  7.625          1,541.32         63
                                       7.375          1,541.32      265,000.00
    THOUSAND OAKS    CA   91360          1            11/12/97         00
    0430547042                           05           01/01/98          0
    8217754                              O            12/01/12
    0


    1654232          943/943             F          350,000.00         ZZ
                                         180        346,739.04          1
    325 AUBURN AVENUE                  7.250          3,195.03         57
                                       7.000          3,195.03      620,000.00
    WINNETKA         IL   60093          5            10/20/97         00
    7555100624                           05           12/01/97          0
    7555100624                           O            11/01/12
    0


    1656077          074/G01             F          250,000.00         ZZ
                                         180        247,695.85          1
    129 WOODCREST DRIVE                7.375          2,299.81         76
                                       7.125          2,299.81      331,945.00
    SAN RAMON        CA   94583          1            10/02/97         00
    0430508788                           03           12/01/97          0
    1470002215                           O            11/01/12
    0


1


    1656095          074/G01             F          307,200.00         ZZ
                                         180        302,350.47          1
    12829 BERKHAMSTED STREET           6.750          2,718.44         80
                                       6.500          2,718.44      384,000.00
    CERRITOS         CA   90703          1            09/17/97         00
    0430508960                           03           11/01/97          0
    1506349857                           O            10/01/12
    0


    1657427          074/074             F           61,000.00         ZZ
                                         180         60,484.92          1
    1575 SAWKILL ROAD                  8.375            596.23         75
                                       8.125            596.23       81,500.00
    WOODSTOCK        NY   12498          1            10/30/97         00
    1111127438                           05           12/01/97          0
    1111127438                           O            11/01/12
    0


    1657437          074/074             F          110,000.00         ZZ
                                         180        108,705.31          1
    114 WEST COLLINS COURT             6.500            958.22         79
                                       6.250            958.22      140,000.00
    GLOUCESTER TOWN  NJ   08012          5            10/24/97         00
    1587086142                           05           12/01/97          0
    1587086142                           O            11/01/12
    0


    1657481          074/G01             F          941,500.00         ZZ
                                         180        932,728.10          1
    10580 WILSHIRE BOULEVARD 43        7.250          8,594.60         59
                                       7.000          8,594.60    1,610,000.00
    LOS ANGELES      CA   90024          2            10/23/97         00
    0430508192                           06           12/01/97          0
    1233020495                           O            11/01/12
    0


    1657484          074/G01             F           85,000.00         T
                                         180         84,208.07          1
    9371 BOCA GARDENS CIRCLE           7.250            775.93         76
                                       7.000            775.93      113,000.00
    BOCA RATON       FL   33496          2            10/30/97         00
    0430516690                           09           12/01/97          0
    1301129850                           O            11/01/12
    0


    1657501          074/G01             F          600,000.00         ZZ
                                         180        594,226.16          1
    3701 SOARING EAGLE                 6.875          5,351.13         70
                                       6.625          5,351.13      858,906.00
1


    AUSTIN           TX   78746          1            10/31/97         00
    0430508366                           03           12/01/97          0
    1520014702                           O            11/01/12
    0


    1657505          074/G01             F           80,000.00         ZZ
                                         180         79,254.61          1
    34810 DEARMAN DR                   7.250            730.30         80
                                       7.000            730.30      100,000.00
    DENHAM SPRINGS   LA   70706          2            10/22/97         00
    0430508408                           05           12/01/97          0
    1563175838                           O            11/01/12
    0


    1660288          637/G01             F          123,200.00         ZZ
                                         180        122,840.01          1
    20 HILLTOP DRIVE                   7.875          1,168.49         70
                                       7.625          1,168.49      176,000.00
    MAHOPAC          NY   10541          1            12/23/97         00
    0430583575                           05           02/01/98          0
    8293938                              O            01/01/13
    0


    1660700          638/G01             F          259,000.00         T
                                         180        256,464.60          1
    125 SURF WAY #431                  7.875          2,456.49         70
                                       7.625          2,456.49      370,000.00
    MONTEREY         CA   93940          2            10/27/97         00
    0430563270                           01           12/01/97          0
    08676054                             O            11/01/12
    0


    1662204          731/G01             F          232,000.00         ZZ
                                         180        230,594.28          1
    5675 IROQUOIS COURT                7.500          2,150.67         80
                                       7.250          2,150.67      290,000.00
    SIMI VALLEY      CA   93063          1            11/18/97         00
    0430584375                           05           01/01/98          0
    8000673                              O            12/01/12
    0


    1662272          G31/G01             F          280,000.00         ZZ
                                         180        279,145.04          1
    2737 ARLINGTON AVE.                7.375          2,575.79         60
                                       7.125          2,575.79      470,000.00
    BRONX            NY   10463          2            12/23/97         00
    0430566661                           05           02/01/98          0
    OSULLIVAN                            O            01/01/13
    0
1




    1664768          601/G01             F          350,000.00         ZZ
                                         180        347,879.37          1
    70 LADUE ESTATES                   7.500          3,244.51         70
                                       7.250          3,244.51      500,000.00
    ST LOUIS         MO   63141          5            11/20/97         00
    0430529008                           05           01/01/98          0
    908688601                            O            12/01/12
    0


    1664822          686/686             F          329,000.00         ZZ
                                         180        327,049.70          1
    200 LINDEN ROAD SOUTH              7.750          3,096.80         70
                                       7.500          3,096.80      470,000.00
    PROSPECT HEIGHT  IL   60070          5            11/10/97         00
    818639700                            05           01/01/98          0
    818639700                            O            12/01/12
    0


    1664894          074/G01             F          550,000.00         ZZ
                                         180        543,165.78          1
    3245 EDGEWATER DRIVE               7.500          5,098.57         69
                                       7.250          5,098.57      800,000.00
    TAHOE CITY       CA   96145          5            10/03/97         00
    0430518233                           05           12/01/97          0
    1506339966                           O            11/01/12
    0


    1664931          105/G01             F          601,800.00         ZZ
                                         180        598,193.27          1
    18665 MEADOWLARK COURT             7.625          5,621.59         69
                                       7.375          5,621.59      875,000.00
    PENN VALLEY      CA   95946          2            11/19/97         00
    0430614776                           05           01/01/98          0
    0954271                              O            12/01/12
    0


    1665357          A06/G01             F          310,000.00         ZZ
                                         180        309,053.44          1
    3770 WEST MAPLE                    7.375          2,851.77         79
                                       7.125          2,851.77      395,000.00
    BLOOMFIELD HILL  MI   48301          2            12/19/97         00
    0430570606                           05           02/01/98          0
    9713927                              O            01/01/13
    0


    1665987          765/G01             F           64,500.00         ZZ
                                         180         64,134.12          1
1


    2541 EAST BALFOUR AVENUE           8.250            625.75         32
                                       8.000            625.75      206,000.00
    FULLERTON        CA   92631          2            11/25/97         00
    0430524975                           05           01/01/98          0
    327715                               O            12/01/12
    0


    1666172          766/G01             F          312,000.00         ZZ
                                         180        312,000.00          2
    112 EAST ELM ST                    7.875          2,959.16         68
                                       7.625          2,959.16      460,000.00
    GREENWICH        CT   06830          2            01/09/98         00
    0430584839                           05           03/01/98          0
    97DA0541                             O            02/01/13
    0


    1666350          E22/G01             F           59,000.00         ZZ
                                         180         58,657.87          1
    2232 BRADLEY STREET                8.000            563.83         82
                                       7.750            563.83       72,000.00
    GREENSBORO       NC   27406          2            11/21/97         04
    0410620983                           05           01/01/98         12
    410620983                            O            12/01/12
    0


    1666816          286/286             F          320,000.00         ZZ
                                         180        318,039.82          1
    3093 CHARLES MACDONALD DRIVE       7.375          2,943.75         78
                                       7.125          2,943.75      413,500.00
    SARASOTA         FL   34240          1            11/17/97         00
    0953061                              03           01/01/98          0
    0953061                              O            12/01/12
    0


    1666823          998/998             F          297,000.00         ZZ
                                         180        296,062.97          1
    5 SYL-DOR LANE                     7.000          2,669.53         43
                                       6.750          2,669.53      700,000.00
    NOVATO           CA   94947          1            12/19/97         00
    79153359                             05           02/01/98          0
    79153359                             O            01/01/13
    0


    1667269          637/G01             F          403,200.00         ZZ
                                         180        403,200.00          1
    18 PALACE PLACE DRIVE              7.125          3,652.32         80
                                       6.875          3,652.32      504,000.00
    SAN ANTONIO      TX   78248          1            01/14/98         00
    0430588186                           05           03/01/98          0
1


    3407798                              O            02/01/13
    0


    1667445          F27/G01             F           97,000.00         ZZ
                                         180         96,700.56          1
    1906 LEWIS AVENUE                  7.250            885.48         69
                                       7.000            885.48      142,000.00
    ROCKVILLE        MD   20851          2            12/19/97         00
    0430586610                           05           02/01/98          0
    156319495                            O            01/01/13
    0


    1667574          A13/G01             F          287,000.00         ZZ
                                         180        285,261.02          1
    6790 DESMOND                       7.500          2,660.53         71
                                       7.250          2,660.53      406,500.00
    WATERFORD        MI   48329          5            11/20/97         00
    0430587634                           05           01/01/98          0
    009541113                            O            12/01/12
    0


    1668073          074/G01             F          325,000.00         ZZ
                                         180        322,898.44          1
    1587 OLD JACKSONVILLE RD.          6.750          2,875.96         60
                                       6.500          2,875.96      543,103.00
    IVYLAND          PA   18974          1            11/21/97         00
    0430548313                           05           01/01/98          0
    1114028603                           O            12/01/12
    0


    1668076          074/G01             F          348,000.00         ZZ
                                         180        345,844.99          1
    31210 PESCADO DRIVE                7.250          3,176.76         80
                                       7.000          3,176.76      435,000.00
    TEMECULA         CA   92592          5            11/20/97         00
    0430548354                           05           01/01/98          0
    1233022560                           O            12/01/12
    0


    1668093          074/G01             F          300,000.00         ZZ
                                         180        298,162.33          1
    975 PALM SPRINGS RD                7.375          2,759.77         75
                                       7.125          2,759.77      400,000.00
    LONGWOOD         FL   32779          1            11/25/97         00
    0430598193                           05           01/01/98          0
    1331167133                           O            12/01/12
    0


1


    1668102          074/G01             F          249,000.00         ZZ
                                         180        247,424.26          1
    10728 BROOMGERRIE ROAD NE          7.000          2,238.08         42
                                       6.750          2,238.08      600,000.00
    BAINBRIDGE ISLA  WA   98110          2            11/21/97         00
    0430548644                           05           01/01/98          0
    1471011040                           O            12/01/12
    0


    1668103          074/G01             F          415,000.00         ZZ
                                         180        412,345.22          1
    1824 70TH AVENUE SOUTHEAST         6.875          3,701.20         72
                                       6.625          3,701.20      580,000.00
    MERCER ISLAND    WA   98040          2            11/19/97         00
    0430548651                           05           01/01/98          0
    1471012780                           O            12/01/12
    0


    1668122          074/G01             F          400,000.00         ZZ
                                         180        396,232.76          1
    34871 DOHENY PLACE                 7.125          3,623.32         40
                                       6.875          3,623.32    1,000,000.00
    DANA POINT       CA   92624          5            10/06/97         00
    0430548883                           05           12/01/97          0
    1506356262                           O            11/01/12
    0


    1668123          074/G01             F          300,000.00         ZZ
                                         180        297,323.80          1
    4490 MEADOWLARK LANE               7.750          2,823.83         48
                                       7.500          2,823.83      625,000.00
    SANTA BARBARA    CA   93105          5            10/23/97         00
    0430548891                           05           12/01/97          0
    1506357833                           O            11/01/12
    0


    1668124          074/G01             F          650,000.00         ZZ
                                         180        644,138.02          1
    16250 SANBORN ROAD                 7.625          6,071.84         73
                                       7.375          6,071.84      900,000.00
    SARATOGA         CA   95070          5            10/23/97         00
    0430548909                           05           12/01/97          0
    1506358010                           O            11/01/12
    0


    1668278          074/G01             F           84,000.00         ZZ
                                         180         83,491.01          1
    6 DARLINGTON ROAD                  7.500            778.70         80
                                       7.250            778.70      105,000.00
1


    NEW CASTLE       DE   19720          5            11/10/97         00
    0430551739                           05           01/01/98          0
    1587092735                           O            12/01/12
    0


    1668560          F59/G01             F          592,000.00         ZZ
                                         180        592,000.00          1
    299 SIMON WILLARD ROAD             7.375          5,445.95         54
                                       7.125          5,445.95    1,100,000.00
    CONCORD          MA   01742          2            12/30/97         00
    0430560045                           05           03/01/98          0
    0238267                              O            02/01/13
    0


    1668814          K08/G01             F          200,000.00         ZZ
                                         180        198,788.18          1
    10404 S.W. 87TH COURT              7.500          1,854.02         51
                                       7.250          1,854.02      395,000.00
    MIAMI            FL   33176          1            12/05/97         00
    0410621981                           03           01/01/98          0
    410621981                            O            12/01/12
    0


    1668835          K08/G01             F          300,000.00         ZZ
                                         180        298,221.62          1
    4708 RAMBLING COURT                7.750          2,823.83         66
                                       7.500          2,823.83      460,000.00
    TROY             MI   48038          2            11/25/97         00
    0410599112                           05           01/01/98          0
    410599112                            O            12/01/12
    0


    1668854          A38/G01             F           50,700.00         ZZ
                                         180         50,700.00          1
    209 WEST DREW AVENUE               7.500            470.00         34
                                       7.250            470.00      150,700.00
    HOUSTON          TX   77006          1            01/08/98         00
    0430573915                           07           03/01/98          0
    8610163                              O            02/01/13
    0


    1669055          H51/G01             F          130,000.00         ZZ
                                         180        130,000.00          1
    4775 RAYFORE                       8.250          1,261.18         56
                                       8.000          1,261.18      235,000.00
    COMMERCE TWP     MI   48382          2            01/08/98         00
    0430576512                           05           03/01/98          0
    971018698                            O            02/01/13
    0
1




    1669226          637/G01             F          269,250.00         ZZ
                                         180        267,600.68          1
    7481 CRYSTAL CAVE DRIVE            7.375          2,476.90         80
                                       7.125          2,476.90      336,600.00
    LAS VEGAS        NV   89117          1            11/07/97         00
    0430578088                           03           01/01/98          0
    8412678                              O            12/01/12
    0


    1669387          E22/G01             F           66,000.00         ZZ
                                         180         65,805.01          1
    420 N.W. 98TH AVENUE               7.750            621.24         51
                                       7.500            621.24      130,000.00
    PEMBROKE PINES   FL   33024          5            12/05/97         00
    0410623615                           05           02/01/98          0
    410623615                            O            01/01/13
    0


    1669790          B24/G01             F          140,000.00         ZZ
                                         180        139,538.78          1
    29 ROSANO RD                       6.500          1,219.55         50
                                       6.250          1,219.55      282,500.00
    STAMFORD         CT   06905          2            12/24/97         00
    0430563080                           05           02/01/98          0
    1669790                              O            01/01/13
    0


    1669880          369/G01             F          361,000.00         ZZ
                                         180        359,897.72          1
    7804 MAPLE RIDGE ROAD              7.375          3,320.93         71
                                       7.125          3,320.93      515,000.00
    BETHESDA         MD   20814          2            12/02/97         00
    0430547224                           05           02/01/98          0
    60257672                             O            01/01/13
    0


    1670604          E22/G01             F          127,500.00         ZZ
                                         180        127,114.94          1
    4512 DEL SOL BLVD                  7.500          1,181.94         75
                                       7.250          1,181.94      170,000.00
    SARASOTA         FL   34243          1            12/11/97         00
    0410635478                           05           02/01/98          0
    410635478                            O            01/01/13
    0


    1670907          956/G01             F           50,000.00         ZZ
                                         180         50,000.00          1
1


    531 MAZE BOULEVARD                 7.125            452.92         63
                                       6.875            452.92       80,000.00
    MODESTO          CA   95351          1            01/09/98         00
    0430580043                           05           03/01/98          0
    2712324                              O            02/01/13
    0


    1670953          K08/G01             F          113,300.00         ZZ
                                         180        112,957.82          1
    30193 SPRING RIVER DR.             7.500          1,050.31         65
                                       7.250          1,050.31      175,500.00
    SOUTHFIELD       MI   48076          5            12/11/97         00
    0410627509                           05           02/01/98          0
    410627509                            O            01/01/13
    0


    1671099          429/429             F          241,600.00         ZZ
                                         180        240,152.03          1
    169 BOULDER RIDGE ROAD             7.625          2,256.86         57
                                       7.375          2,256.86      425,000.00
    SCARSDALE        NY   10583          2            11/14/97         00
    62776959                             01           01/01/98          0
    62776959                             O            12/01/12
    0


    1671100          429/429             F          230,000.00         ZZ
                                         180        229,282.21          1
    49 ROWLEY ROAD                     7.125          2,083.42         46
                                       6.875          2,083.42      500,000.00
    TOPSFIELD        MA   01983          1            12/04/97         00
    62781219                             05           02/01/98          0
    62781219                             O            01/01/13
    0


    1671101          429/429             F          251,250.00         ZZ
                                         180        249,710.95          1
    3318 MILLER HEIGHTS ROAD           7.375          2,311.31         75
                                       7.125          2,311.31      335,000.00
    OAKTON           VA   22124          5            11/21/97         00
    62805169                             05           01/01/98          0
    62805169                             O            12/01/12
    0


    1671102          429/429             F          284,000.00         ZZ
                                         180        283,142.28          1
    4 MEADOWCREST LANE                 7.500          2,632.72         75
                                       7.250          2,632.72      380,000.00
    CHELMSFORD       MA   01824          2            12/04/97         00
    62866745                             05           02/01/98          0
1


    62866745                             O            01/01/13
    0


    1671103          429/429             F          235,000.00         ZZ
                                         180        234,282.45          1
    12 JEFFERSON DRIVE                 7.375          2,161.82         72
                                       7.125          2,161.82      330,000.00
    ACTON            MA   01720          5            12/05/97         00
    62867024                             05           02/01/98          0
    62867024                             O            01/01/13
    0


    1671104          429/429             F          370,000.00         ZZ
                                         180        360,721.24          1
    5620 COVINGTON ROAD                7.375          3,403.72         74
                                       7.125          3,403.72      500,000.00
    SHOREWOOD        MN   55331          2            11/07/97         00
    62871269                             05           01/01/98          0
    62871269                             O            12/01/12
    0


    1671105          429/429             F          275,000.00         ZZ
                                         180        274,160.31          1
    6021 PINE GROVE ROAD               7.375          2,529.79         55
                                       7.125          2,529.79      500,000.00
    EDINA            MN   55436          2            12/05/97         00
    62871692                             05           02/01/98          0
    62871692                             O            01/01/13
    0


    1671106          429/429             F          310,000.00         ZZ
                                         180        308,038.22          1
    2442 LAFAYETTE ROAD                7.000          2,786.37         57
                                       6.750          2,786.37      550,000.00
    WAYZATA          MN   55391          2            11/18/97         00
    62873962                             05           01/01/98          0
    62873962                             O            12/01/12
    0


    1671107          429/429             F          404,000.00         ZZ
                                         180        402,739.19          1
    10 WHITETAIL WAY                   7.125          3,659.56         80
                                       6.875          3,659.56      505,000.00
    ANNANDALE        NJ   08801          2            11/26/97         00
    62913891                             05           02/01/98          0
    62913891                             O            01/01/13
    0


1


    1671108          429/429             F          300,000.00         ZZ
                                         180        268,878.46          1
    597 MAIN STREET                    6.999          2,696.32         48
                                       6.749          2,696.32      628,700.00
    HINGHAM          MA   02043          1            11/14/97         00
    62969862                             05           01/01/98          0
    62969862                             O            12/01/12
    0


    1671109          429/429             F          260,000.00         ZZ
                                         180        258,318.74          1
    5 GRACEWOOD PARK                   6.750          2,300.77         45
                                       6.500          2,300.77      590,000.00
    CAMBRIDGE        MA   02138          2            11/21/97         00
    62970577                             05           01/01/98          0
    62970577                             O            12/01/12
    0


    1671110          429/429             F          300,000.00         ZZ
                                         180        297,837.76          1
    4616 TIMBERLINE DR SW              7.125          2,717.50         75
                                       6.875          2,717.50      400,000.00
    FARGO            ND   58104          2            12/01/97         00
    62989821                             05           01/01/98          0
    62989821                             O            12/01/12
    0


    1671111          429/429             F          288,000.00         ZZ
                                         180        287,101.20          1
    4732 ROSE CREEK PARKWAY            7.125          2,608.80         80
                                       6.875          2,608.80      360,000.00
    FARGO            ND   58104          2            12/05/97         00
    62991736                             05           02/01/98          0
    62991736                             O            01/01/13
    0


    1671112          429/429             F          300,000.00         ZZ
                                         180        298,182.26          1
    416 LAWYERS ROAD                   7.500          2,781.04         75
                                       7.250          2,781.04      400,000.00
    VIENNA           VA   22180          5            11/17/97         00
    62998129                             05           01/01/98          0
    62998129                             O            12/01/12
    0


    1671113          429/429             F          230,000.00         ZZ
                                         180        227,584.96          1
    9614 LOCUST HILL DRIVE             7.375          2,115.83         64
                                       7.125          2,115.83      360,000.00
1


    GREAT FALLS      VA   22066          2            11/18/97         00
    63000865                             03           01/01/98          0
    63000865                             O            12/01/12
    0


    1671115          429/429             F          260,000.00         ZZ
                                         180        257,384.12          1
    51 WALBRIDGE ROAD                  6.875          2,318.83         69
                                       6.625          2,318.83      380,000.00
    WEST HARTFORD    CT   06119          2            11/21/97         00
    63123975                             05           01/01/98          0
    63123975                             O            12/01/12
    0


    1671116          429/429             F          239,000.00         ZZ
                                         180        237,079.99          1
    126 MALTLAND DRIVE                 7.750          2,249.65         69
                                       7.500          2,249.65      348,000.00
    CARY             NC   27511          2            11/14/97         00
    63134411                             05           01/01/98          0
    63134411                             O            12/01/12
    0


    1671117          429/429             F          260,000.00         ZZ
                                         180        259,223.34          1
    29 DOUGLAS ROAD                    7.625          2,428.74         74
                                       7.375          2,428.74      355,000.00
    STATEN ISLAND    NY   10304          5            11/26/97         00
    63173808                             05           02/01/98          0
    63173808                             O            01/01/13
    0


    1671118          429/429             F          298,000.00         ZZ
                                         180        296,233.46          1
    4568 ROLLING RIDGE                 7.750          2,805.01         75
                                       7.500          2,805.01      398,000.00
    WEST BLOOMFIELD  MI   48323          5            11/17/97         00
    63203821                             05           01/01/98          0
    63203821                             O            12/01/12
    0


    1671119          429/429             F          552,000.00         ZZ
                                         180        548,468.83          1
    7624 RIDGE BOULEVARD               6.875          4,923.04         80
                                       6.625          4,923.04      690,000.00
    BROOKLYN         NY   11209          2            11/20/97         00
    63306964                             05           01/01/98          0
    63306964                             O            12/01/12
    0
1




    1671120          429/429             F          275,000.00         ZZ
                                         180        273,315.46          1
    3553 22ND STREET                   7.375          2,529.79         66
                                       7.125          2,529.79      418,000.00
    BOULDER          CO   80304          2            11/10/97         00
    63307201                             03           01/01/98          0
    63307201                             O            12/01/12
    0


    1671122          429/429             F          275,000.00         ZZ
                                         180        273,240.82          1
    22 HETFIELD PLACE                  6.875          2,452.60         61
                                       6.625          2,452.60      455,000.00
    MORAGA           CA   94556          2            11/17/97         00
    63307405                             05           01/01/98          0
    63307405                             O            12/01/12
    0


    1671123          429/429             F          259,258.00         ZZ
                                         180        258,475.00          1
    12715 42ND PLACE                   7.500          2,403.36         77
                                       7.250          2,403.36      341,000.00
    PLYMOUTH         MN   55442          2            12/04/97         00
    63307502                             05           02/01/98          0
    63307502                             O            01/01/13
    0


    1671124          429/429             F          237,600.00         T
                                         180        236,128.63          1
    440 NORTH PINE CANYON ROAD         7.250          2,168.97         80
                                       7.000          2,168.97      297,000.00
    MIDWAY           UT   84049          1            11/17/97         00
    63331136                             05           01/01/98          0
    63331136                             O            12/01/12
    0


    1671125          429/429             F          229,500.00         ZZ
                                         180        228,094.17          1
    1841 ASBURY AVENUE                 7.375          2,111.23         77
                                       7.125          2,111.23      300,000.00
    EVANSTON         IL   60201          2            11/25/97         00
    63417235                             05           01/01/98          0
    63417235                             O            12/01/12
    0


    1671126          429/429             F          325,000.00         ZZ
                                         180        323,009.18          1
1


    1175 BARDEAUX AVENUE               7.375          2,989.76         75
                                       7.125          2,989.76      435,000.00
    YUMA             AZ   85364          1            12/01/97         00
    63417405                             05           01/01/98          0
    63417405                             O            12/01/12
    0


    1671127          429/429             F          310,000.00         ZZ
                                         180        308,142.08          1
    1111 FENCEROW DRIVE                7.625          2,895.81         24
                                       7.375          2,895.81    1,300,000.00
    FAIRFIELD        CT   06430          2            11/07/97         00
    63423961                             05           01/01/98          0
    63423961                             O            12/01/12
    0


    1671129          429/429             F          436,000.00         ZZ
                                         180        433,358.21          1
    92A NASHUA ROAD                    7.500          4,041.78         73
                                       7.250          4,041.78      600,000.00
    PEPPERELL        MA   01463          2            11/25/97         00
    63425483                             05           01/01/98          0
    63425483                             O            12/01/12
    0


    1671130          429/429             F          342,500.00         ZZ
                                         180        337,372.99          1
    6 LEHMAN ROAD                      7.250          3,126.56         79
                                       7.000          3,126.56      435,000.00
    MARBLEHEAD       MA   01945          2            11/21/97         00
    63427281                             05           01/01/98          0
    63427281                             O            12/01/12
    0


    1671131          429/429             F          308,000.00         ZZ
                                         180        306,174.20          1
    44 BRANDEIS ROAD                   7.750          2,899.13         66
                                       7.500          2,899.13      470,000.00
    NEWTON           MA   02159          2            11/25/97         00
    63427516                             05           01/01/98          0
    63427516                             O            12/01/12
    0


    1671132          429/429             F          350,000.00         ZZ
                                         180        347,856.03          1
    2726 ASPEN COURT                   7.375          3,219.74         56
                                       7.125          3,219.74      632,027.00
    GLENVIEW         IL   60025          1            11/24/97         00
    63436256                             03           01/01/98          0
1


    63436256                             O            12/01/12
    0


    1671133          429/429             F          481,500.00         ZZ
                                         180        478,582.53          1
    650 WEST HUTCHINSON STREET         7.500          4,463.57         79
                                       7.250          4,463.57      610,000.00
    CHICAGO          IL   60613          2            12/01/97         00
    63436957                             05           01/01/98          0
    63436957                             O            12/01/12
    0


    1671134          429/429             F          388,000.00         ZZ
                                         180        386,802.26          1
    373 SUSSEX LANE                    7.250          3,541.91         66
                                       7.000          3,541.91      595,000.00
    LAKE FOREST      IL   60045          2            12/05/97         00
    63437295                             05           02/01/98          0
    63437295                             O            01/01/13
    0


    1671135          429/429             F          376,200.00         ZZ
                                         180        375,051.31          1
    4405 W LONGMEADOW CT               7.375          3,460.76         85
                                       7.125          3,460.76      443,000.00
    PEORIA           IL   61615          1            12/05/97         10
    6343797                              05           02/01/98          6
    6343797                              O            01/01/13
    0


    1671137          429/429             F          230,000.00         ZZ
                                         180        228,621.55          1
    2406 PESQUERA DRIVE                7.625          2,148.50         30
                                       7.375          2,148.50      775,000.00
    LOS ANGELES      CA   90049          2            11/21/97         00
    63498855                             05           01/01/98          0
    63498855                             O            12/01/12
    0


    1671138          429/429             F          250,000.00         ZZ
                                         180        249,219.80          1
    4310 AMOROSO PLACE                 7.125          2,264.58         50
                                       6.875          2,264.58      505,000.00
    DAVIS            CA   95616          2            12/05/97         00
    63593939                             05           02/01/98          0
    63593939                             O            01/01/13
    0


1


    1671139          429/429             F          289,000.00         ZZ
                                         180        288,064.02          1
    4370 WISMER ROAD                   7.125          2,617.86         73
                                       6.875          2,617.86      400,000.00
    DOYLESTOWN       PA   18901          2            12/05/97         00
    63594285                             05           02/01/98          0
    63594285                             O            01/01/13
    0


    1671140          429/429             F          360,000.00         ZZ
                                         180        358,888.69          1
    6627 PINNACLE DRIVE                7.250          3,286.31         60
                                       7.000          3,286.31      600,000.00
    EDEN PRAIRIE     MN   55346          2            12/04/97         00
    63596202                             05           02/01/98          0
    63596202                             O            01/01/13
    0


    1671141          429/429             F          400,000.00         ZZ
                                         180        397,576.35          1
    1742 CANONERO DRIVE                7.500          3,708.05         70
                                       7.250          3,708.05      575,000.00
    AUSTIN           TX   78746          2            11/21/97         00
    63600668                             03           01/01/98          0
    63600668                             O            12/01/12
    0


    1671143          429/429             F          323,000.00         ZZ
                                         180        321,079.27          1
    28 MORNINGSIDE DRIVE               7.750          3,040.33         74
                                       7.500          3,040.33      438,000.00
    SHREWSBURY       MA   01545          5            11/20/97         00
    63653915                             05           01/01/98          0
    63653915                             O            12/01/12
    0


    1671144          429/429             F          350,000.00         ZZ
                                         180        347,856.03          1
    121 GLEN ROAD                      7.375          3,219.74         40
                                       7.125          3,219.74      875,000.00
    WELLESLEY        MA   02181          1            11/21/97         00
    63654229                             05           01/01/98          0
    63654229                             O            12/01/12
    0


    1671145          429/429             F          343,000.00         ZZ
                                         180        340,921.71          1
    11 TENNYSON DRIVE                  7.500          3,179.66         73
                                       7.250          3,179.66      475,000.00
1


    LONGMEADOW       MA   01106          2            11/26/97         00
    63659166                             05           01/01/98          0
    63659166                             O            12/01/12
    0


    1671161          491/491             F          565,000.00         ZZ
                                         180        561,576.58          1
    230 SPRING CREEK LANE NE           7.500          5,237.63         75
                                       7.250          5,237.63      760,000.00
    ALBUQUERQUE      NM   87122          2            11/17/97         00
    61130745                             05           01/01/98          0
    61130745                             O            12/01/12
    0


    1671162          491/491             F          365,000.00         ZZ
                                         180        361,634.17          1
    706 SOLSTICE COURT                 6.750          3,229.92         53
                                       6.500          3,229.92      693,404.00
    FREMONT          CA   94539          1            11/07/97         00
    61608807                             05           01/01/98          0
    61608807                             O            12/01/12
    0


    1671163          491/491             F          300,000.00         ZZ
                                         180        287,606.78          1
    7404 EAST DESERT COVE AVENUE       7.625          2,802.39         60
                                       7.375          2,802.39      500,000.00
    SCOTTSDALE       AZ   85260          2            06/19/97         00
    62316893                             03           08/01/97          0
    62316893                             O            07/01/12
    0


    1671165          491/491             F          245,000.00         ZZ
                                         180        243,429.17          1
    3644 EMERALD BEACH COURT           6.875          2,185.05         75
                                       6.625          2,185.05      330,000.00
    LAS VEGAS        NV   89117          2            11/20/97         00
    62700294                             05           01/01/98          0
    62700294                             O            12/01/12
    0


    1671167          491/491             F          243,200.00         ZZ
                                         180        241,693.95          1
    2236 FIERO DRIVE                   7.250          2,220.09         77
                                       7.000          2,220.09      319,000.00
    LAS VEGAS        NV   89134          1            11/13/97         00
    62701592                             03           01/01/98          0
    62701592                             O            12/01/12
    0
1




    1671168          491/491             F          268,000.00         ZZ
                                         180        265,857.32          1
    11752 PINE BROOK LANE              7.500          2,484.40         39
                                       7.250          2,484.40      700,000.00
    CUPERTINO        CA   95014          2            11/13/97         00
    62718231                             03           01/01/98          0
    62718231                             O            12/01/12
    0


    1671169          491/491             F          365,000.00         ZZ
                                         180        362,788.41          1
    8120 RAMSGATE DRIVE                7.500          3,383.60         78
                                       7.250          3,383.60      470,000.00
    GRANITE BAY      CA   95746          2            11/20/97         00
    62900668                             05           01/01/98          0
    62900668                             O            12/01/12
    0


    1671170          491/491             F          395,000.00         ZZ
                                         180        392,553.93          1
    6616 EAST EXETER BOULEVARD         7.250          3,605.81         69
                                       7.000          3,605.81      580,000.00
    SCOTTSDALE       AZ   85251          2            11/18/97         00
    62948547                             05           01/01/98          0
    62948547                             O            12/01/12
    0


    1671171          491/491             F          334,400.00         ZZ
                                         180        332,351.60          1
    42834 NORTH HOHOKAM ROAD           7.375          3,076.23         80
                                       7.125          3,076.23      418,000.00
    CAVE CREEK       AZ   85331          1            11/17/97         00
    62948971                             03           01/01/98          0
    62948971                             O            12/01/12
    0


    1671172          491/491             F          293,510.00         ZZ
                                         180        291,692.41          1
    9061 S FORREST DRIVE               7.250          2,679.35         80
                                       7.000          2,679.35      367,050.00
    HIGHLANDS RANCH  CO   80126          1            11/26/97         00
    62948989                             03           01/01/98          0
    62948989                             O            12/01/12
    0


    1671173          491/491             F          300,000.00         ZZ
                                         180        298,162.33          1
1


    10706 EAST FERNWOOD LANE           7.375          2,759.77         45
                                       7.125          2,759.77      675,000.00
    SCOTTSDALE       AZ   85262          2            11/14/97         00
    62949454                             03           01/01/98          0
    62949454                             O            12/01/12
    0


    1671174          491/491             F          329,500.00         ZZ
                                         180        327,503.52          1
    506 NORTH 59TH STREET              7.500          3,054.51         75
                                       7.250          3,054.51      445,000.00
    SEATTLE          WA   98103          5            11/21/97         00
    62949764                             05           01/01/98          0
    62949764                             O            12/01/12
    0


    1671175          491/491             F          255,000.00         ZZ
                                         180        254,159.92          1
    4116 E TOWNSEND AVENUE             6.500          2,221.33         58
                                       6.250          2,221.33      445,000.00
    ORANGE           CA   92867          2            12/03/97         00
    63028701                             03           02/01/98          0
    63028701                             O            01/01/13
    0


    1671176          491/491             F          420,000.00         R
                                         180        417,370.72          1
    3 ANDIAMO                          7.125          3,804.50         56
                                       6.875          3,804.50      755,000.00
    NEWPORT COAST    CA   92657          1            11/14/97         00
    63057557                             03           01/01/98          0
    63057557                             O            12/01/12
    0


    1671178          491/491             F          309,800.00         ZZ
                                         180        307,881.54          1
    2015 J. T. OTTINGER ROAD           7.250          2,828.05         47
                                       7.000          2,828.05      665,000.00
    KELLER           TX   76248          2            11/24/97         00
    63083035                             05           01/01/98          0
    63083035                             O            12/01/12
    0


    1671179          491/491             F          321,300.00         ZZ
                                         180        319,288.61          1
    3728 APPIAN STREET                 7.125          2,910.44         80
                                       6.875          2,910.44      401,647.00
    PLEASANTON       CA   94588          1            11/12/97         00
    63139464                             03           01/01/98          0
1


    63139464                             O            12/01/12
    0


    1671180          491/491             F          260,000.00         R
                                         180        258,399.10          1
    30152 CHAPALA COURT                7.375          2,391.81         64
                                       7.125          2,391.81      410,000.00
    LAGUNA NIGUEL    CA   92677          1            11/13/97         00
    63157217                             03           01/01/98          0
    63157217                             O            12/01/12
    0


    1671181          491/491             F          250,000.00         ZZ
                                         180        248,468.61          1
    1051 MELROSE ROAD                  7.375          2,299.81         53
                                       7.125          2,299.81      475,000.00
    ROSEBURG         OR   97470          5            11/13/97         00
    63174448                             05           01/01/98          0
    63174448                             O            12/01/12
    0


    1671182          491/491             F          375,000.00         ZZ
                                         180        372,727.82          1
    1579 CRESTWOOD DRIVE               7.500          3,476.30         67
                                       7.250          3,476.30      560,000.00
    SAN MATEO        CA   94403          2            11/17/97         00
    63218127                             05           01/01/98          0
    63218127                             O            12/01/12
    0


    1671183          491/491             F          262,500.00         ZZ
                                         180        260,977.76          1
    1761 WALNUT STREET                 8.000          2,508.59         75
                                       7.750          2,508.59      350,000.00
    EL CERRITO       CA   94530          5            11/18/97         00
    63218372                             05           01/01/98          0
    63218372                             O            12/01/12
    0


    1671184          491/491             F          500,000.00         ZZ
                                         180        496,903.70          1
    75 SOUTH PEAK                      7.250          4,564.32         58
                                       7.000          4,564.32      874,500.00
    LAGUNA NIGUEL    CA   92677          1            11/10/97         00
    63222957                             03           01/01/98          0
    63222957                             O            12/01/12
    0


1


    1671185          491/491             F          312,000.00         ZZ
                                         180        310,004.12          1
    60 ALMENAR DRIVE                   6.875          2,782.59         71
                                       6.625          2,782.59      440,000.00
    GREENBRAE        CA   94904          2            11/21/97         00
    63253895                             05           01/01/98          0
    63253895                             O            12/01/12
    0


    1671186          491/491             F          370,700.00         ZZ
                                         180        368,354.09          1
    2218 CAREFUL AVENUE                7.000          3,331.96         90
                                       6.750          3,331.96      412,000.00
    AGOURA           CA   91301          1            11/20/97         10
    63258536                             05           01/01/98         12
    63258536                             O            12/01/12
    0


    1671188          491/491             F          450,000.00         ZZ
                                         180        447,213.33          1
    30 PRESIDIO AVENUE                 7.250          4,107.89         16
                                       7.000          4,107.89    2,900,000.00
    SAN FRANCISCO    CA   94115          2            11/14/97         00
    63263629                             05           01/01/98          0
    63263629                             O            12/01/12
    0


    1671189          491/491             F          300,000.00         ZZ
                                         180        298,121.94          1
    11797 PINE BROOK COURT             7.125          2,717.50         54
                                       6.875          2,717.50      560,000.00
    CUPERTINO        CA   95014          1            11/25/97         00
    63264471                             05           01/01/98          0
    63264471                             O            12/01/12
    0


    1671190          491/491             F          259,000.00         ZZ
                                         180        258,217.78          1
    156 TENNYSON AVENUE                7.500          2,400.97         37
                                       7.250          2,400.97      700,000.00
    PALO ALTO        CA   94301          2            12/09/97         00
    63264757                             05           02/01/98          0
    63264757                             O            01/01/13
    0


    1671191          491/491             F          300,000.00         ZZ
                                         180        298,162.33          1
    51 MAYWOOD WAY                     7.375          2,759.77         75
                                       7.125          2,759.77      400,000.00
1


    SAN RAFAEL       CA   94901          2            11/12/97         00
    63265508                             05           01/01/98          0
    63265508                             O            12/01/12
    0


    1671192          491/491             F          400,000.00         ZZ
                                         120        395,520.73          1
    1255 REGENTS PARK COURT            7.625          4,774.21         80
                                       7.375          4,774.21      500,000.00
    DESOTO           TX   75115          2            11/18/97         00
    63270218                             03           01/01/98          0
    63270218                             O            12/01/07
    0


    1671193          491/491             F          251,700.00         ZZ
                                         180        248,078.22          1
    8627 BREAKERS POINT                7.125          2,279.98         79
                                       6.875          2,279.98      319,000.00
    DALLAS           TX   75243          2            11/14/97         00
    63271648                             03           01/01/98          0
    63271648                             O            12/01/12
    0


    1671194          491/491             F          307,500.00         ZZ
                                         180        305,574.98          1
    17314 NOAKES ROAD                  7.125          2,785.44         75
                                       6.875          2,785.44      410,000.00
    VERNONIA         OR   97064          5            11/26/97         00
    63277506                             05           01/01/98          0
    63277506                             O            12/01/12
    0


    1671195          491/491             F          238,000.00         ZZ
                                         180        236,557.93          1
    4691 HERITAGE LANE                 7.500          2,206.29         80
                                       7.250          2,206.29      300,000.00
    LAKE OSWEGO      OR   97035          2            11/26/97         00
    63277867                             05           01/01/98          0
    63277867                             O            12/01/12
    0


    1671196          491/491             F          264,000.00         ZZ
                                         180        262,400.38          1
    1012 CARMEL DRIVE                  7.500          2,447.32         80
                                       7.250          2,447.32      330,000.00
    SIMI VALLEY      CA   93065          2            11/05/97         00
    63278065                             05           01/01/98          0
    63278065                             O            12/01/12
    0
1




    1671198          491/491             F          265,000.00         ZZ
                                         180        263,429.08          1
    11748 LA TIERRA COURT              7.750          2,494.39         84
                                       7.400          2,494.39      317,000.00
    LOS ANGELES      CA   91326          2            11/12/97         22
    63281023                             05           01/01/98          6
    63281023                             O            12/01/12
    0


    1671199          491/491             F          310,000.00         ZZ
                                         180        308,162.33          1
    2094 SAN REMO DRIVE                7.750          2,917.96         56
                                       7.500          2,917.96      560,000.00
    LAGUNA BEACH     CA   92651          2            11/18/97         00
    63283018                             05           01/01/98          0
    63283018                             O            12/01/12
    0


    1671200          491/491             F          358,200.00         ZZ
                                         180        356,005.82          1
    294 POMONA AVENUE                  7.375          3,295.17         73
                                       7.125          3,295.17      495,000.00
    LONG BEACH       CA   90803          5            11/20/97         00
    63283107                             05           01/01/98          0
    63283107                             O            12/01/12
    0


    1671201          491/491             F          400,000.00         ZZ
                                         180        398,724.25          1
    5 ANDIAMO                          6.875          3,567.42         55
                                       6.625          3,567.42      729,800.00
    NEWPORT COAST    CA   92657          1            12/04/97         00
    6328362                              03           02/01/98          0
    6328362                              O            01/01/13
    0


    1671202          491/491             F          550,000.00         ZZ
                                         180        546,481.63          1
    30912 VIA MIRADOR                  6.875          4,905.20         50
                                       6.625          4,905.20    1,100,000.00
    SAN JUAN CAPIST  CA   92675          1            11/13/97         00
    63285754                             03           01/01/98          0
    63285754                             O            12/01/12
    0


    1671203          491/491             F          228,000.00         ZZ
                                         180        226,531.57          1
1


    22080 CALL OF THE WILD ROAD        7.500          2,113.59         32
                                       7.250          2,113.59      725,000.00
    LOS GATOS        CA   95030          2            11/19/97         00
    63289539                             05           01/01/98          0
    63289539                             O            12/01/12
    0


    1671204          491/491             F          493,000.00         ZZ
                                         180        490,012.83          1
    699 MANRESA LANE                   7.500          4,570.18         42
                                       7.250          4,570.18    1,175,000.00
    LOS ALTOS        CA   94022          2            11/12/97         00
    63289547                             09           01/01/98          0
    63289547                             O            12/01/12
    0


    1671205          491/491             F          336,000.00         ZZ
                                         180        332,936.63          1
    7955 WOODLARK WAY                  7.500          3,114.77         63
                                       7.250          3,114.77      540,000.00
    CUPERTINO        CA   95014          2            10/28/97         00
    63289881                             05           12/01/97          0
    63289881                             O            11/01/12
    0


    1671206          491/491             F          266,307.00         ZZ
                                         180        264,295.01          1
    11673 ASPEN VIEW DRIVE             7.500          2,468.70         92
                                       7.250          2,468.70      290,000.00
    SAN DIEGO        CA   92128          1            11/24/97         21
    63290197                             03           01/01/98         25
    63290197                             O            12/01/12
    0


    1671207          491/491             F          550,000.00         ZZ
                                         180        546,667.48          1
    15 OTIS WAY                        7.500          5,098.57         57
                                       7.250          5,098.57      970,000.00
    LOS ALTOS        CA   94022          2            11/20/97         00
    63291606                             05           01/01/98          0
    63291606                             O            12/01/12
    0


    1671208          491/491             F          318,000.00         ZZ
                                         180        315,814.02          1
    1536 EASTMOOR ROAD                 6.875          2,836.10         80
                                       6.625          2,836.10      400,000.00
    BURLINGAME       CA   94010          2            11/14/97         00
    63294389                             05           01/01/98          0
1


    63294389                             O            12/01/12
    0


    1671209          491/491             F          280,000.00         ZZ
                                         180        278,266.07          1
    875 SOUTH PARKGLEN PLACE           7.250          2,556.02         80
                                       7.000          2,556.02      350,000.00
    ANAHEIM          CA   92808          2            11/18/97         00
    63296667                             03           01/01/98          0
    63296667                             O            12/01/12
    0


    1671210          491/491             F          300,000.00         ZZ
                                         180        298,080.88          1
    372 RENNIE AVENUE                  6.875          2,675.57         71
                                       6.625          2,675.57      425,000.00
    SAN JOSE         CA   95127          2            11/17/97         00
    63297931                             05           01/01/98          0
    63297931                             O            12/01/12
    0


    1671213          491/491             F          285,000.00         ZZ
                                         180        284,139.26          1
    888 EL QUANITO COURT               7.500          2,641.99         53
                                       7.250          2,641.99      540,000.00
    DANVILLE         CA   94526          2            12/03/97         00
    63316846                             05           02/01/98          0
    63316846                             O            01/01/13
    0


    1671214          491/491             F          300,266.00         ZZ
                                         180        298,446.63          1
    129 WALTER HAYS DRIVE              7.500          2,783.51         38
                                       7.250          2,783.51      800,000.00
    PALO ALTO        CA   94303          2            11/07/97         00
    63325683                             05           01/01/98          0
    63325683                             O            12/01/12
    0


    1671215          491/491             F          537,000.00         ZZ
                                         180        533,564.79          1
    115 SOUTH VALLEY STREET            6.875          4,789.26         60
                                       6.625          4,789.26      910,000.00
    BURBANK          CA   91505          2            11/14/97         00
    63326019                             05           01/01/98          0
    63326019                             O            12/01/12
    0


1


    1671216          491/491             F          251,000.00         ZZ
                                         180        249,376.94          1
    30 FOXTAIL LANE                    6.750          2,221.13         80
                                       6.500          2,221.13      315,000.00
    TRABUCO CANYON   CA   92679          2            11/25/97         00
    63326892                             03           01/01/98          0
    63326892                             O            12/01/12
    0


    1671217          491/491             F          282,500.00         ZZ
                                         180        280,633.62          1
    2126 CRYSTAL DOWNS DRIVE           6.500          2,460.88         84
                                       6.250          2,460.88      340,000.00
    KATY             TX   77450          2            11/12/97         14
    63327554                             03           01/01/98          6
    63327554                             O            12/01/12
    0


    1671218          491/491             F          629,800.00         ZZ
                                         180        625,727.49          1
    876 5TH STREET                     6.750          5,573.17         51
                                       6.500          5,573.17    1,250,000.00
    MANHATTAN BEACH  CA   90266          2            11/07/97         00
    63329581                             05           01/01/98          0
    63329581                             O            12/01/12
    0


    1671219          491/491             F          229,200.00         ZZ
                                         180        227,826.34          1
    8940 BAIRD RD NE                   7.625          2,141.03         42
                                       7.375          2,141.03      550,000.00
    OLYMPIA          WA   98516          2            11/25/97         00
    6333531                              05           01/01/98          0
    6333531                              O            12/01/12
    0


    1671220          491/491             F          240,125.00         ZZ
                                         180        238,605.40          1
    2917 CAMBRIDGE DR                  7.000          2,158.32         85
                                       6.750          2,158.32      282,500.00
    HAYDEN           ID   83835          1            11/13/97         04
    63336901                             05           01/01/98          6
    63336901                             O            12/01/12
    0


    1671221          491/491             F          500,000.00         ZZ
                                         180        497,003.37          1
    635 HAVANA AVENUE                  7.625          4,670.65         79
                                       7.375          4,670.65      640,000.00
1


    LONG BEACH       CA   90814          2            11/14/97         00
    63341646                             05           01/01/98          0
    63341646                             O            12/01/12
    0


    1671222          491/491             F          250,000.00         ZZ
                                         180        249,228.26          1
    223 VIA RANCHO                     7.250          2,282.16         53
                                       7.000          2,282.16      475,000.00
    SAN CLEMENTE     CA   92672          2            12/05/97         00
    63349001                             03           02/01/98          0
    63349001                             O            01/01/13
    0


    1671223          491/491             F          276,000.00         ZZ
                                         180        275,166.44          1
    689 BELVEDERE DRIVE                7.500          2,558.56         80
                                       7.250          2,558.56      345,000.00
    BENICIA          CA   94510          2            12/04/97         00
    63351391                             05           02/01/98          0
    63351391                             O            01/01/13
    0


    1671224          491/491             F          364,750.00         ZZ
                                         180        363,611.68          1
    1533 MAPLE LEAF DRIVE              7.125          3,304.02         72
                                       6.875          3,304.02      513,000.00
    PLEASANTON       CA   94588          5            12/04/97         00
    63357399                             05           02/01/98          0
    63357399                             O            01/01/13
    0


    1671225          491/491             F          250,000.00         ZZ
                                         180        248,451.85          1
    805 TURINO STREET                  7.250          2,282.16         66
                                       7.000          2,282.16      380,000.00
    LIVERMORE        CA   94550          2            11/14/97         00
    63357437                             05           01/01/98          0
    63357437                             O            12/01/12
    0


    1671226          491/491             F          310,000.00         ZZ
                                         180        309,021.96          1
    5000 ORR SPRINGS ROAD              7.000          2,786.37         66
                                       6.750          2,786.37      475,000.00
    UKIAH            CA   95482          2            12/03/97         00
    63358344                             05           02/01/98          0
    63358344                             O            01/01/13
    0
1




    1671227          491/491             F          363,000.00         ZZ
                                         180        360,776.41          1
    638 BLAIR AVENUE                   7.375          3,339.33         59
                                       7.125          3,339.33      625,000.00
    PIEDMONT         CA   94611          2            11/28/97         00
    63358565                             05           01/01/98          0
    63358565                             O            12/01/12
    0


    1671228          491/491             F          236,000.00         ZZ
                                         180        235,295.03          1
    2331 BENNINGTON DRIVE              7.625          2,204.55         70
                                       7.375          2,204.55      340,000.00
    SAN BRUNO        CA   94066          2            11/26/97         00
    63358883                             05           02/01/98          0
    63358883                             O            01/01/13
    0


    1671229          491/491             F          298,000.00         ZZ
                                         180        296,073.02          1
    10313 NORTHVALE ROAD               6.750          2,637.04         63
                                       6.500          2,637.04      475,000.00
    LOS ANGELES      CA   90064          2            11/13/97         00
    63360225                             05           01/01/98          0
    63360225                             O            12/01/12
    0


    1671230          491/491             F          240,000.00         ZZ
                                         180        238,495.47          1
    4320 DON FELIPE DRIVE              7.250          2,190.88         75
                                       7.000          2,190.88      320,000.00
    LOS ANGELES      CA   90008          5            11/12/97         00
    63360233                             05           01/01/98          0
    63360233                             O            12/01/12
    0


    1671231          491/491             F          267,000.00         ZZ
                                         180        265,382.20          1
    5067 MONACO DRIVE                  7.500          2,475.13         52
                                       7.250          2,475.13      523,000.00
    PLEASANTON       CA   94566          2            11/05/97         00
    63361779                             05           01/01/98          0
    63361779                             O            12/01/12
    0


    1671232          491/491             F          735,000.00         ZZ
                                         180        724,421.83          1
1


    3780 FAIR HILL ROAD                7.625          6,865.86         62
                                       7.375          6,865.86    1,200,000.00
    FAIR OAKS        CA   95628          2            11/24/97         00
    63364387                             05           01/01/98          0
    63364387                             O            12/01/12
    0


    1671233          491/491             F          269,900.00         ZZ
                                         180        267,045.82          1
    20111 EDINBURGH DR                 7.125          2,444.84         36
                                       6.875          2,444.84      770,000.00
    SARATOGA         CA   95070          2            12/08/97         00
    6339071                              05           02/01/98          0
    6339071                              O            01/01/13
    0


    1671234          491/491             F          472,720.00         ZZ
                                         180        471,276.59          1
    29415 10TH AVE. SW                 7.375          4,348.67         80
                                       7.125          4,348.67      590,900.00
    FEDERAL WAY      WA   98023          1            11/25/97         00
    6339488                              05           02/01/98          0
    6339488                              O            01/01/13
    0


    1671235          491/491             F          316,000.00         ZZ
                                         180        315,035.12          1
    4068 MANTOVA DR                    7.375          2,906.96         79
                                       7.125          2,906.96      400,000.00
    LOS ANGELES      CA   90008          1            12/11/97         00
    63395738                             05           02/01/98          0
    63395738                             O            01/01/13
    0


    1671236          491/491             F          297,000.00         ZZ
                                         180        295,239.40          1
    83 MONTE MAR DRIVE                 7.750          2,795.59         43
                                       7.500          2,795.59      700,000.00
    SAUSALITO        CA   94965          2            11/10/97         00
    63405334                             05           01/01/98          0
    63405334                             O            12/01/12
    0


    1671237          491/491             F          365,000.00         ZZ
                                         180        362,764.15          1
    22431 WILLOWTREE                   7.375          3,357.73         80
                                       7.125          3,357.73      459,000.00
    MISSION VIEJO    CA   92692          2            11/10/97         00
    63438631                             03           01/01/98          0
1


    63438631                             O            12/01/12
    0


    1671238          491/491             F          560,000.00         ZZ
                                         180        556,532.14          1
    15503 ADAGIO COURT                 7.250          5,112.04         80
                                       7.000          5,112.04      705,000.00
    LOS ANGELES      CA   90077          2            11/20/97         00
    63440865                             03           01/01/98          0
    63440865                             O            12/01/12
    0


    1671239          491/491             F          250,500.00         ZZ
                                         180        248,965.54          1
    2755 NATIVE AVENUE                 7.375          2,304.41         79
                                       7.125          2,304.41      320,000.00
    ROWLAND HEIGHTS  CA   91748          2            11/14/97         00
    63442639                             05           01/01/98          0
    63442639                             O            12/01/12
    0


    1671240          491/491             F          264,500.00         ZZ
                                         180        262,862.05          1
    6305 ST ANDREWS DR                 7.250          2,414.53         74
                                       7.000          2,414.53      360,000.00
    MUKILTEO         WA   98275          2            11/20/97         00
    63445166                             03           01/01/98          0
    63445166                             O            12/01/12
    0


    1671241          491/491             F          272,000.00         ZZ
                                         180        270,351.91          1
    4214 94TH AVE SE                   7.500          2,521.48         69
                                       7.250          2,521.48      395,000.00
    MERCER ISLAND    WA   98040          2            11/18/97         00
    63445522                             05           01/01/98          0
    63445522                             O            12/01/12
    0


    1671242          491/491             F          390,000.00         ZZ
                                         180        387,584.89          1
    3801 49TH AVE NE                   7.250          3,560.17         49
                                       7.000          3,560.17      810,000.00
    SEATTLE          WA   98105          2            11/20/97         00
    63445611                             05           01/01/98          0
    63445611                             O            12/01/12
    0


1


    1671243          491/491             F          242,000.00         ZZ
                                         180        240,376.51          1
    15018 39TH AVE NE                  7.125          2,192.12         58
                                       6.875          2,192.12      420,000.00
    SEATTLE          WA   98155          2            11/21/97         00
    63445875                             05           01/01/98          0
    63445875                             O            12/01/12
    0


    1671244          491/491             F          440,000.00         ZZ
                                         180        437,275.26          1
    3239 134TH AVENUE NE               7.250          4,016.60         80
                                       7.000          4,016.60      550,000.00
    BELLEVUE         WA   98005          1            11/25/97         00
    63445956                             05           01/01/98          0
    63445956                             O            12/01/12
    0


    1671245          491/491             F          650,000.00         ZZ
                                         180        648,015.28          1
    3922 NORTHEAST 157TH LANE          7.375          5,979.51         68
                                       7.125          5,979.51      970,000.00
    SEATTLE          WA   98155          2            12/01/97         00
    63446049                             05           02/01/98          0
    63446049                             O            01/01/13
    0


    1671246          491/491             F          460,000.00         ZZ
                                         180        458,548.71          1
    10831 BRONCO CIRCLE                7.000          4,134.62         71
                                       6.750          4,134.62      650,000.00
    SANTA ANA        CA   92705          5            11/20/97         00
    6345436                              05           02/01/98          0
    6345436                              O            01/01/13
    0


    1671247          491/491             F          224,000.00         ZZ
                                         180        222,642.75          1
    7 RITA WAY                         7.500          2,076.51         51
                                       7.250          2,076.51      445,000.00
    ORINDA           CA   94563          2            11/14/97         00
    63457814                             05           01/01/98          0
    63457814                             O            12/01/12
    0


    1671249          491/491             F          242,000.00         ZZ
                                         180        240,517.60          1
    1238 BRUNSWICK LANE                7.375          2,226.22         45
                                       7.125          2,226.22      545,000.00
1


    VENTURA          CA   93001          2            11/19/97         00
    6345808                              05           01/01/98          0
    6345808                              O            12/01/12
    0


    1671250          491/491             F          365,000.00         ZZ
                                         180        363,860.90          1
    5940 GREY ROCK ROAD                7.125          3,306.29         48
                                       6.875          3,306.29      765,000.00
    AGOURA HILLS     CA   91301          1            12/04/97         00
    63459884                             03           02/01/98          0
    63459884                             O            01/01/13
    0


    1671251          491/491             F          267,500.00         ZZ
                                         180        265,801.87          1
    252 17TH STREET                    7.125          2,423.10         88
                                       6.875          2,423.10      305,000.00
    SEAL BEACH       CA   90740          2            11/14/97         11
    63460343                             05           01/01/98         12
    63460343                             O            12/01/12
    0


    1671253          491/491             F          410,000.00         ZZ
                                         180        407,515.74          1
    10335 EASTBORNE AVENUE             7.500          3,800.76         73
                                       7.250          3,800.76      565,000.00
    LOS ANGELES      CA   90024          2            11/10/97         00
    63462028                             05           01/01/98          0
    63462028                             O            12/01/12
    0


    1671254          491/491             F          400,000.00         ZZ
                                         180        398,738.01          1
    6902 LOS TILOS ROAD                7.000          3,595.32         53
                                       6.750          3,595.32      755,000.00
    LOS ANGELES      CA   90068          1            12/08/97         00
    63462061                             05           02/01/98          0
    63462061                             O            01/01/13
    0


    1671255          491/491             F          326,500.00         ZZ
                                         180        324,478.11          1
    25881 CEDARBLUFF TERRACE           7.250          2,980.50         73
                                       7.000          2,980.50      450,000.00
    LAGUNA HILLS     CA   92653          2            11/14/97         00
    63462591                             03           01/01/98          0
    63462591                             O            12/01/12
    0
1




    1671256          491/491             F          240,000.00         ZZ
                                         180        238,529.86          1
    178 GREVILLIA DRIVE                7.375          2,207.82         69
                                       7.125          2,207.82      350,000.00
    PETALUMA         CA   94952          2            11/20/97         00
    63463733                             05           01/01/98          0
    63463733                             O            12/01/12
    0


    1671257          491/491             F          430,000.00         ZZ
                                         180        427,189.42          1
    523 FORDHAM ROAD                   6.625          3,775.38         59
                                       6.375          3,775.38      730,000.00
    SAN MATEO        CA   94402          2            11/17/97         00
    63466058                             05           01/01/98          0
    63466058                             O            12/01/12
    0


    1671258          491/491             F          315,000.00         ZZ
                                         180        313,468.75          1
    628 SPAR DRIVE                     7.500          2,920.09         75
                                       7.250          2,920.09      420,000.00
    REDWOOD CITY     CA   94065          5            12/04/97         00
    63466325                             05           02/01/98          0
    63466325                             O            01/01/13
    0


    1671259          491/491             F          340,000.00         ZZ
                                         180        337,871.54          1
    153 CORLISS DRIVE                  7.125          3,079.83         72
                                       6.875          3,079.83      475,000.00
    MORAGA           CA   94556          2            11/19/97         00
    6346716                              05           01/01/98          0
    6346716                              O            12/01/12
    0


    1671260          491/491             F          270,000.00         ZZ
                                         180        268,381.81          1
    217 BELAIR DRIVE                   7.625          2,522.16         69
                                       7.375          2,522.16      397,000.00
    SCOTTS VALLEY    CA   95066          2            11/24/97         00
    63472511                             05           01/01/98          0
    63472511                             O            12/01/12
    0


    1671261          491/491             F          225,000.00         ZZ
                                         180        223,536.07          1
1


    4496 NESEE COURT                   6.750          1,991.05         79
                                       6.500          1,991.05      285,000.00
    REDDING          CA   96002          1            11/10/97         00
    63475731                             05           01/01/98          0
    63475731                             O            12/01/12
    0


    1671262          491/491             F          254,500.00         ZZ
                                         180        252,974.70          1
    1437 CUERNAVACA COURT              7.625          2,377.37         51
                                       7.375          2,377.37      500,000.00
    SAN JOSE         CA   95120          2            11/10/97         00
    63477718                             05           01/01/98          0
    63477718                             O            12/01/12
    0


    1671263          491/491             F          290,000.00         ZZ
                                         180        288,223.58          1
    15555 HILL ROAD                    7.375          2,667.78         49
                                       7.125          2,667.78      600,000.00
    MORGAN HILL      CA   95037          2            11/13/97         00
    63478307                             05           01/01/98          0
    63478307                             O            12/01/12
    0


    1671264          491/491             F          285,000.00         ZZ
                                         180        283,347.29          1
    327 RAMON DRIVE                    8.000          2,723.61         52
                                       7.750          2,723.61      550,000.00
    LOS ALTOS        CA   94024          2            11/07/97         00
    63478323                             05           01/01/98          0
    63478323                             O            12/01/12
    0


    1671267          491/491             F          330,000.00         ZZ
                                         180        327,956.45          1
    846 COLUMBUS STREET                7.250          3,012.45         77
                                       7.000          3,012.45      430,000.00
    EL GRANADA       CA   94018          2            11/21/97         00
    63479125                             05           01/01/98          0
    63479125                             O            12/01/12
    0


    1671268          491/491             F          310,000.00         ZZ
                                         180        308,121.67          1
    120 FILBERT AVENUE                 7.500          2,873.74         57
                                       7.250          2,873.74      545,000.00
    SAUSALITO        CA   94965          2            11/10/97         00
    63479214                             05           01/01/98          0
1


    63479214                             O            12/01/12
    0


    1671269          491/491             F          334,000.00         ZZ
                                         180        331,998.24          1
    11658 OLIVE SPRINGS COURT          7.625          3,120.00         47
                                       7.375          3,120.00      720,000.00
    CUPERTINO        CA   95014          2            11/18/97         00
    63480042                             03           01/01/98          0
    63480042                             O            12/01/12
    0


    1671270          491/491             F          325,000.00         ZZ
                                         180        322,898.44          1
    170 WHITING ROAD                   6.750          2,875.96         50
                                       6.500          2,875.96      650,000.00
    WATSONVILLE      CA   95076          5            11/21/97         00
    63480077                             05           01/01/98          0
    63480077                             O            12/01/12
    0


    1671271          491/491             F          647,500.00         ZZ
                                         180        643,576.71          1
    4254 QUAIL RUN DRIVE               7.500          6,002.41         75
                                       7.250          6,002.41      865,000.00
    DANVILLE         CA   94506          2            11/21/97         00
    6348014                              03           01/01/98          0
    6348014                              O            12/01/12
    0


    1671272          491/491             F          263,000.00         ZZ
                                         180        261,406.44          1
    17 CAPISTRANO COURT                7.500          2,438.05         90
                                       7.250          2,438.05      295,000.00
    CLAYTON          CA   94517          2            11/26/97         14
    63480166                             05           01/01/98         12
    63480166                             O            12/01/12
    0


    1671273          491/491             F          264,000.00         ZZ
                                         180        262,167.09          1
    7980 MITCHELL COURT                7.000          2,372.91         67
                                       6.750          2,372.91      395,000.00
    SEBASTOPOL       CA   95472          2            12/08/97         00
    63480174                             03           02/01/98          0
    63480174                             O            01/01/13
    0


1


    1671274          491/491             F          462,300.00         ZZ
                                         180        459,437.16          1
    1003 HORIZON COURT                 7.250          4,220.17         74
                                       7.000          4,220.17      630,000.00
    DANVILLE         CA   94506          2            11/24/97         00
    63480913                             03           01/01/98          0
    63480913                             O            12/01/12
    0


    1671275          491/491             F          400,000.00         ZZ
                                         120        395,520.73          1
    43876 CAMERON HILLS DRIVE          7.625          4,774.21         70
                                       7.375          4,774.21      575,000.00
    FREMONT          CA   94539          5            11/17/97         00
    63481138                             03           01/01/98          0
    63481138                             O            12/01/07
    0


    1671276          491/491             F          341,250.00         ZZ
                                         180        339,019.50          1
    1478 LEWISTON DRIVE                6.625          2,996.16         75
                                       6.375          2,996.16      455,000.00
    SUNNYVALE        CA   94087          5            11/14/97         00
    63481154                             05           01/01/98          0
    63481154                             O            12/01/12
    0


    1671277          491/491             F          289,000.00         ZZ
                                         180        287,248.90          1
    691 FLORALES DRIVE                 7.500          2,679.07         67
                                       7.250          2,679.07      435,000.00
    PALO ALTO        CA   94306          2            11/18/97         00
    63481251                             05           01/01/98          0
    63481251                             O            12/01/12
    0


    1671278          491/491             F          431,000.00         ZZ
                                         120        426,106.75          1
    50 CROWN COURT                     7.375          5,087.98         57
                                       7.125          5,087.98      760,000.00
    SAN MATEO        CA   94402          2            11/14/97         00
    63481588                             03           01/01/98          0
    63481588                             O            12/01/07
    0


    1671279          491/491             F          255,000.00         ZZ
                                         180        253,453.63          1
    1215 SPRUANCE STREET               7.625          2,382.04         75
                                       7.375          2,382.04      340,000.00
1


    SAN JOSE         CA   95128          5            11/20/97         00
    63481987                             05           01/01/98          0
    63481987                             O            12/01/12
    0


    1671280          491/491             F          368,000.00         ZZ
                                         180        365,745.79          1
    20680 MARION ROAD                  7.375          3,385.32         37
                                       7.125          3,385.32    1,020,000.00
    SARATOGA         CA   95070          2            11/10/97         00
    63482606                             05           01/01/98          0
    63482606                             O            12/01/12
    0


    1671281          491/491             F          524,000.00         ZZ
                                         180        503,790.60          1
    1225 S SPRINGER ROAD               7.375          4,820.40         80
                                       7.125          4,820.40      655,000.00
    LOS ALTOS        CA   94024          1            11/17/97         00
    63482614                             05           01/01/98          0
    63482614                             O            12/01/12
    0


    1671282          491/491             F          286,300.00         ZZ
                                         180        284,565.27          1
    1330 ENCHANTED WAY                 7.500          2,654.04         61
                                       7.250          2,654.04      470,000.00
    SAN MATEO        CA   94402          2            11/20/97         00
    6348269                              05           01/01/98          0
    6348269                              O            12/01/12
    0


    1671283          491/491             F          350,000.00         ZZ
                                         180        347,730.68          1
    2200 PALMER PLACE                  7.000          3,145.90         68
                                       6.750          3,145.90      521,505.00
    TUSTIN           CA   92782          1            11/20/97         00
    63493446                             03           01/01/98          0
    63493446                             O            12/01/12
    0


    1671284          491/491             F          370,000.00         ZZ
                                         180        365,070.49          1
    4969 SMITH CANYON COURT            7.250          3,377.60         70
                                       7.000          3,377.60      530,000.00
    SAN DIEGO        CA   92130          2            11/20/97         00
    63494221                             05           01/01/98          0
    63494221                             O            12/01/12
    0
1




    1671285          491/491             F          340,000.00         ZZ
                                         180        337,917.30          1
    14380 TRAILWIND ROAD               7.375          3,127.74         62
                                       7.125          3,127.74      550,000.00
    POWAY            CA   92064          2            11/24/97         00
    63494922                             05           01/01/98          0
    63494922                             O            12/01/12
    0


    1671286          491/491             F          388,300.00         ZZ
                                         180        385,490.87          1
    3414 JENNINGS STREET               7.375          3,572.07         60
                                       7.125          3,572.07      650,000.00
    SAN DIEGO        CA   92106          2            11/14/97         00
    6349504                              05           01/01/98          0
    6349504                              O            12/01/12
    0


    1671287          491/491             F          447,000.00         ZZ
                                         180        445,635.13          1
    17634 CALLE MAYOR                  7.375          4,112.06         38
                                       7.125          4,112.06    1,190,000.00
    RANCHO SANTA FE  CA   92067          5            12/08/97         00
    63495546                             03           02/01/98          0
    63495546                             O            01/01/13
    0


    1671288          491/491             F          497,000.00         ZZ
                                         180        493,888.69          1
    17437 LUNA DE MIEL                 7.125          4,501.99         46
                                       6.875          4,501.99    1,100,000.00
    RANCHO SANTA FE  CA   92067          2            11/20/97         00
    6349566                              03           01/01/98          0
    6349566                              O            12/01/12
    0


    1671289          491/491             F          403,550.00         ZZ
                                         180        402,331.23          1
    451 SOUTH GRANADOS AVENUE          7.500          3,740.96         77
                                       7.250          3,740.96      530,000.00
    SOLANA BEACH     CA   92075          2            12/08/97         00
    63496569                             05           02/01/98          0
    63496569                             O            01/01/13
    0


    1671290          491/491             F          227,150.00         ZZ
                                         180        226,393.58          1
1


    5873 MADRA AVENUE                  6.375          1,963.15         63
                                       6.125          1,963.15      364,404.00
    SAN DIEGO        CA   92120          1            12/11/97         00
    63497026                             05           02/01/98          0
    63497026                             O            01/01/13
    0


    1671291          491/491             F          400,000.00         ZZ
                                         180        398,765.21          1
    6420 CLIFF AVENUE                  7.250          3,651.46         80
                                       7.000          3,651.46      500,000.00
    LONG BRANCH      WA   98351          1            12/04/97         00
    63513081                             05           02/01/98          0
    63513081                             O            01/01/13
    0


    1671292          491/491             F          565,000.00         ZZ
                                         180        563,293.62          1
    1631 NORTH PEPPER WOOD CIRCLE      7.500          5,237.63         61
                                       7.250          5,237.63      940,000.00
    ORANGE           CA   92869          2            12/05/97         00
    63521997                             03           02/01/98          0
    63521997                             O            01/01/13
    0


    1671293          491/491             F          322,500.00         ZZ
                                         180        320,318.60          1
    7039 NORTH 1ST AVENUE              7.625          3,012.57         79
                                       7.375          3,012.57      410,000.00
    PHOENIX          AZ   85021          2            11/20/97         00
    63538512                             05           01/01/98          0
    63538512                             O            12/01/12
    0


    1671294          491/491             F          330,000.00         ZZ
                                         180        328,000.47          1
    5331 EAST MCDONALD DRIVE           7.500          3,059.15         75
                                       7.250          3,059.15      440,000.00
    PARADISE VALLEY  AZ   85253          5            11/26/97         00
    63540169                             05           01/01/98          0
    63540169                             O            12/01/12
    0


    1671295          491/491             F          592,000.00         ZZ
                                         180        590,231.62          1
    3531 COLDWATER CANYON AVENUE       7.625          5,530.05         80
                                       7.375          5,530.05      740,000.00
    LOS ANGELES      CA   91604          1            12/04/97         00
    63568608                             05           02/01/98          0
1


    63568608                             O            01/01/13
    0


    1671296          491/491             F          577,600.00         ZZ
                                         180        575,855.57          1
    24258 PARK GRANADA                 7.500          5,354.43         80
                                       7.250          5,354.43      722,000.00
    CALABASAS        CA   91302          2            12/05/97         00
    6356887                              03           02/01/98          0
    6356887                              O            01/01/13
    0


    1671298          491/491             F          478,000.00         ZZ
                                         180        476,556.38          1
    25591 RAPID FALLS ROAD             7.500          4,431.12         57
                                       7.250          4,431.12      840,000.00
    LAGUNA HILLS     CA   92653          2            11/21/97         00
    63569124                             03           02/01/98          0
    63569124                             O            01/01/13
    0


    1671299          491/491             F          314,000.00         ZZ
                                         180        311,991.32          1
    4 LORENZO                          6.875          2,800.43         72
                                       6.625          2,800.43      441,000.00
    IRVINE           CA   92614          2            11/24/97         00
    63569868                             03           01/01/98          0
    63569868                             O            12/01/12
    0


    1671300          491/491             F          452,000.00         ZZ
                                         180        449,291.04          1
    10912 FURLONG DRIVE                7.625          4,222.27         80
                                       7.375          4,222.27      565,000.00
    SANTA ANA AREA   CA   92705          2            11/19/97         00
    63570173                             03           01/01/98          0
    63570173                             O            12/01/12
    0


    1671301          491/491             F          248,000.00         ZZ
                                         180        247,242.76          1
    9651 LA GRANADA AVENUE             7.375          2,281.41         80
                                       7.125          2,281.41      310,000.00
    FOUNTAIN VALLEY  CA   92708          2            12/04/97         00
    63572273                             05           02/01/98          0
    63572273                             O            01/01/13
    0


1


    1671302          491/491             F          276,000.00         ZZ
                                         180        275,129.23          1
    4504 MACKINAW STREET               7.000          2,480.77         80
                                       6.750          2,480.77      345,000.00
    UNION CITY       CA   94587          1            12/03/97         00
    63613646                             03           02/01/98          0
    63613646                             O            01/01/13
    0


    1671303          491/491             F          244,000.00         ZZ
                                         180        243,254.96          1
    4150 17TH STREET #27               7.375          2,244.62         60
                                       7.125          2,244.62      410,000.00
    SAN FRANCISO     CA   94114          2            12/01/97         00
    63618281                             01           02/01/98          0
    63618281                             O            01/01/13
    0


    1671304          491/491             F          325,000.00         ZZ
                                         180        324,018.45          1
    336 REDWOOD DRIVE                  7.500          3,012.80         73
                                       7.250          3,012.80      450,000.00
    WOODACRE         CA   94973          5            12/01/97         00
    63619938                             05           02/01/98          0
    63619938                             O            01/01/13
    0


    1671305          491/491             F          274,000.00         ZZ
                                         180        273,126.10          1
    4649 BLUE RIDGE DRIVE              6.875          2,443.69         79
                                       6.625          2,443.69      350,000.00
    SAN JOSE         CA   95129          2            12/03/97         00
    63620588                             05           02/01/98          0
    63620588                             O            01/01/13
    0


    1671306          491/491             F          650,000.00         ZZ
                                         180        648,036.91          1
    1125 WESTRIDGE DRIVE               7.500          6,025.59         28
                                       7.250          6,025.59    2,360,000.00
    PORTOLA VALLEY   CA   94028          2            12/05/97         00
    63620961                             05           02/01/98          0
    63620961                             O            01/01/13
    0


    1671308          491/491             F          254,300.00         T
                                         180        252,548.68          1
    1568 UNION STREET #301             7.750          2,393.67         64
                                       7.500          2,393.67      400,000.00
1


    SAN FRANCISCO    CA   94123          2            12/01/97         00
    63621053                             01           02/01/98          0
    63621053                             O            01/01/13
    0


    1671309          491/491             F          380,000.00         ZZ
                                         180        377,562.96          1
    385 WESTERN DRIVE                  7.125          3,442.16         80
                                       6.875          3,442.16      480,000.00
    RICHMOND         CA   94801          1            11/21/97         00
    63622416                             05           01/01/98          0
    63622416                             O            12/01/12
    0


    1671310          491/491             F          383,200.00         ZZ
                                         180        380,774.97          1
    6505 CASTLEMERE DRIVE              7.000          3,444.32         80
                                       6.750          3,444.32      479,000.00
    PLANO            TX   75093          1            11/20/97         00
    63652323                             05           01/01/98          0
    63652323                             O            12/01/12
    0


    1671311          491/491             F          262,800.00         ZZ
                                         180        261,970.87          1
    2107 BRUN STREET                   7.000          2,362.13         80
                                       6.750          2,362.13      328,500.00
    HOUSTON          TX   77019          1            12/01/97         00
    6365251                              05           02/01/98          0
    6365251                              O            01/01/13
    0


    1671312          491/491             F          360,000.00         ZZ
                                         180        357,721.79          1
    26 LYRIC ARBOR CIRCLE              7.000          3,235.79         80
                                       6.750          3,235.79      450,000.00
    THE WOODLANDS    TX   77381          2            11/14/97         00
    63652625                             03           01/01/98          0
    63652625                             O            12/01/12
    0


    1671313          491/491             F          118,458.65         ZZ
                                         124        117,202.14          1
    601 23RD ST                        7.750          1,391.28         12
                                       7.500          1,391.28    1,075,000.00
    SANTA MONIC      CA   90402          2            12/01/97         00
    7933282                              05           01/01/98          0
    7933282                              O            04/01/08
    0
1




    1671314          491/491             F          190,265.00         ZZ
                                         128        188,367.39          1
    824 FLORES DE ORO                  8.000          2,214.45         34
                                       7.750          2,214.45      570,000.00
    SOUTH PASADENA   CA   91030          2            12/01/97         00
    8196273                              05           01/01/98          0
    8196273                              O            08/01/08
    0


    1671315          491/491             F          196,902.00         ZZ
                                         129        194,960.71          1
    1010 GROVE DRIVE                   8.000          2,280.44         61
                                       7.750          2,280.44      325,000.00
    TULARE           CA   93274          2            12/01/97         00
    8705                                 05           01/01/98          0
    8705                                 O            09/01/08
    0


    1671317          491/491             F          221,629.00         ZZ
                                         130        219,468.21          1
    207 SUGAR PINE CIRC                8.000          2,554.34         46
                                       7.750          2,554.34      485,000.00
    ZEPHYR COVE      NV   89448          2            12/01/97         00
    99571                                05           01/01/98          0
    99571                                O            10/01/08
    0


    1671736          644/G01             F          257,000.00         ZZ
                                         180        257,000.00          1
    10922 GENTRY LANE SOUTHWEST        7.250          2,346.06         72
                                       7.000          2,346.06      360,000.00
    OLYMPIA          WA   98512          5            01/02/98         00
    0430574665                           05           03/01/98          0
    94726635                             O            02/01/13
    0


    1671760          G82/G82             F          270,000.00         ZZ
                                         180        270,000.00          1
    111 DEVONSHIRE COURT               7.125          2,445.74         90
                                       6.875          2,445.74      300,000.00
    LAREDO           TX   78041          1            01/19/98         04
    UNKNOWN                              05           03/01/98         25
    UNKNOWN                              O            02/01/13
    0


    1671997          G97/G01             F           69,500.00         ZZ
                                         180         69,500.00          1
1


    13486 LAKESHORE DRIVE              7.625            649.22         37
                                       7.375            649.22      188,000.00
    GRAND HAVEN TWP  MI   49417          2            01/09/98         00
    0430578757                           05           03/01/98          0
    11886                                O            02/01/13
    0


    1672032          964/G01             F          650,000.00         ZZ
                                         180        650,000.00          1
    226 INDEPENDENCE DRIVE             7.250          5,933.61         73
                                       7.000          5,933.61      900,000.00
    CLAREMONT        CA   91711          1            01/09/98         00
    0430575555                           05           03/01/98          0
    30575                                O            02/01/13
    0


    1672121          A13/G01             F          249,000.00         ZZ
                                         180        248,280.43          1
    3 OLD STURBRIDGE ROAD              8.000          2,379.57         79
                                       7.750          2,379.57      316,000.00
    ARNOLD           MD   21012          2            12/04/97         00
    0430571711                           05           02/01/98          0
    970061593                            O            01/01/13
    0


    1672190          B98/G01             F          275,000.00         ZZ
                                         180        275,000.00          1
    973 DIONNE WAY                     7.750          2,588.51         71
                                       7.500          2,588.51      390,000.00
    SAN JOSE         CA   95133          2            01/02/98         00
    0430571786                           05           03/01/98          0
    1672190                              O            02/01/13
    0


    1672249          A83/G01             F          424,000.00         ZZ
                                         180        421,402.75          1
    1123 HOUSTON MILL ROAD             7.375          3,900.48         80
                                       7.125          3,900.48      530,000.00
    ALTANTA          GA   30329          4            12/01/97         00
    0430545103                           05           01/01/98          0
    158415                               O            12/01/12
    0


    1672251          A83/G01             F          103,500.00         ZZ
                                         180        102,576.72          1
    2308 BROOKSTONE COURT              7.750            974.22         68
                                       7.500            974.22      153,500.00
    MT. JULIET       TN   37122          1            10/24/97         00
    0430545046                           05           12/01/97          0
1


    1003445                              O            11/01/12
    0


    1672268          286/286             F          330,000.00         ZZ
                                         180        325,994.22          1
    3493 WHEELING RD NE                7.500          3,059.15         59
                                       7.250          3,059.15      560,000.00
    LANCASTER        OH   43130          2            11/21/97         00
    0008682339                           05           01/01/98          0
    0008682339                           O            12/01/12
    0


    1672279          A83/G01             F          235,000.00         ZZ
                                         180        232,857.47          1
    3085 BELLINGRATH BLVD              7.500          2,178.48         64
                                       7.250          2,178.48      372,400.00
    ROSWELL          GA   30076          1            11/07/97         00
    0430545467                           03           12/01/97          0
    5000641                              O            11/01/12
    0


    1672427          998/998             F          250,000.00         ZZ
                                         180        248,468.61          1
    1148  VIA ALMADEN                  7.375          2,299.81         59
                                       7.125          2,299.81      430,000.00
    SAN JOSE         CA   95120          2            11/13/97         00
    9159970293                           05           01/01/98          0
    9159970293                           O            12/01/12
    0


    1672434          998/998             F          161,250.00         ZZ
                                         180        160,262.24          1
    11000  DARBY AVENUE                7.375          1,483.38         75
                                       7.125          1,483.38      215,000.00
    LOS ANGELES      CA   91326          2            11/21/97         00
    9199794711                           05           01/01/98          0
    9199794711                           O            12/01/12
    0


    1672570          664/G01             F          295,000.00         ZZ
                                         180        293,270.36          1
    1532 SANTA ELENA COURT             7.875          2,797.93         73
                                       7.625          2,797.93      405,000.00
    SOLANA BEACH     CA   92705          2            11/13/97         00
    0430567016                           03           01/01/98          0
    2402832                              O            12/01/12
    0


1


    1672670          267/267             F          384,500.00         ZZ
                                         180        383,286.92          1
    1320 SUGARLOAF DRIVE               7.000          3,456.00         70
                                       6.750          3,456.00      550,000.00
    ALAMO            CA   94507          5            12/10/97         00
    4321589                              05           02/01/98          0
    4321589                              O            01/01/13
    0


    1672811          E29/G01             F          543,000.00         ZZ
                                         180        541,360.07          1
    4900 SOUTH PERRY PARK ROAD         7.500          5,033.68         69
                                       7.250          5,033.68      795,000.00
    SEDALIA          CO   80135          2            12/24/97         00
    0430565085                           05           02/01/98          0
    19711085                             O            01/01/13
    0


    1672812          E22/G01             F          100,000.00         ZZ
                                         180         99,670.56          1
    2710 CARRIAGEDALE ROW              6.500            871.11         29
                                       6.250            871.11      348,990.00
    LA JOLLA         CA   92037          1            12/16/97         00
    0410632525                           03           02/01/98          0
    410632525                            O            01/01/13
    0


    1672837          369/G01             F          366,500.00         ZZ
                                         180        364,230.43          1
    2833 HILLEGASS AVENUE              7.250          3,345.64         64
                                       7.000          3,345.64      580,000.00
    BERKELEY         CA   94705          2            10/31/97         00
    0430561415                           05           01/01/98          0
    60138294                             O            12/01/12
    0


    1672855          369/G01             F          625,000.00         ZZ
                                         180        622,984.95          1
    1845 LAUKAHI STREET                6.750          5,530.68         72
                                       6.500          5,530.68      875,000.00
    HONOLULU         HI   96821          2            12/04/97         00
    0430570754                           03           02/01/98          0
    60105590                             O            01/01/13
    0


    1673080          E60/G01             F          600,000.00         ZZ
                                         180        598,065.54          1
    9 ALTA MIRA LANE                   6.750          5,309.46         65
                                       6.500          5,309.46      937,000.00
1


    SAN LUIS OBISPO  CA   93401          2            12/17/97         00
    0430564856                           05           02/01/98          0
    510531                               O            01/01/13
    0


    1673138          E82/G01             F          290,000.00         ZZ
                                         180        289,104.78          1
    5986 CRIMSON DRIVE                 7.250          2,647.30         68
                                       7.000          2,647.30      430,000.00
    SAN JOSE         CA   95120          2            12/19/97         00
    0400070827                           05           02/01/98          0
    0400070827                           O            01/01/13
    0


    1673209          076/076             F          250,000.00         ZZ
                                         167        247,397.62          1
    2015 US 27 SOUTH                   7.375          2,398.61         63
                                       7.125          2,398.61      400,000.00
    LAKE PLACID      FL   33852          1            10/09/97         00
    7048928                              05           12/01/97          0
    7048928                              O            10/01/11
    0


    1673212          076/076             F          350,000.00         ZZ
                                         180        346,809.02          1
    13050 SAN MATEO STREET             7.500          3,244.54         52
                                       7.250          3,244.54      675,000.00
    CORAL GABLES     FL   33156          5            10/24/97         00
    7120345                              05           12/01/97          0
    7120345                              O            11/01/12
    0


    1673401          E48/G01             F          243,900.00         ZZ
                                         180        243,900.00          1
    313 MONTICELLO RD                  7.500          2,260.99         67
                                       7.250          2,260.99      365,000.00
    FRANKLIN         TN   37064          2            12/29/97         00
    0430560417                           05           03/01/98          0
    8118                                 O            02/01/13
    0


    1673408          225/225             F           97,500.00         ZZ
                                         180         97,205.54          1
    139 HOOKSTON ROAD                  7.500            903.84         63
                                       7.250            903.84      157,000.00
    PLEASANT HILL    CA   94523          2            12/05/97         00
    8079493                              05           02/01/98          0
    8079493                              O            01/01/13
    0
1




    1673550          A52/G01             F           35,100.00         ZZ
                                         180         35,100.00          1
    220 32ND AVENUE                    8.125            337.97         71
                                       7.875            337.97       50,000.00
    COLUMBUS         GA   31903          5            01/12/98         00
    0430580175                           05           03/01/98          0
    1673550                              O            02/01/13
    0


    1673564          664/G01             F          158,000.00         ZZ
                                         180        157,543.39          1
    7998 HOLLYWOOD WAY                 8.000          1,509.94         53
                                       7.750          1,509.94      300,000.00
    BURBANK AREA     CA   91352          2            12/17/97         00
    0430562660                           05           02/01/98          0
    2409407                              O            01/01/13
    0


    1673605          830/830             F          301,000.00         ZZ
                                         180        300,090.94          1
    9669 MAYPAN PLACE                  7.500          2,790.31         79
                                       7.250          2,790.31      385,164.00
    LARGO            FL   33777          6            12/23/97         00
    1562253                              05           02/01/98          0
    1562253                              O            01/01/13
    0


    1673773          E22/G01             F          292,000.00         ZZ
                                         180        291,078.75          1
    5506 LAKEVIEW DR                   7.000          2,624.58         60
                                       6.750          2,624.58      490,000.00
    EDINA            MN   55424          5            12/23/97         00
    0410661664                           05           02/01/98          0
    410661664                            O            01/01/13
    0


    1673801          H60/G01             F          425,000.00         ZZ
                                         180        422,310.48          1
    1401 INGEBORG COURT                7.000          3,820.02         51
                                       6.750          3,820.02      837,000.00
    MCLEAN           VA   22101          5            11/14/97         00
    0430576702                           05           01/01/98          0
    14274                                O            12/01/12
    0


    1673884          638/G01             F          254,000.00         ZZ
                                         180        253,215.91          1
1


    2595 REGENT ROAD                   7.250          2,318.67         80
                                       7.000          2,318.67      317,500.00
    LIVERMORE        CA   94550          2            12/17/97         00
    0430562074                           05           02/01/98          0
    8688869                              O            01/01/13
    0


    1673946          491/491             F          425,000.00         ZZ
                                         180        421,040.29          1
    947 PEPPERWOOD DRIVE               7.250          3,879.67         57
                                       7.000          3,879.67      747,086.00
    DANVILLE         CA   94506          1            10/17/97         00
    63398354                             03           12/01/97          0
    63398354                             O            11/01/12
    0


    1673948          491/491             F          650,000.00         ZZ
                                         180        647,536.91          1
    7301 BOLERO STREET                 7.500          6,025.59         62
                                       7.250          6,025.59    1,060,000.00
    CARLSBAD         CA   92009          2            12/12/97         00
    63496623                             05           02/01/98          0
    63496623                             O            01/01/13
    0


    1674002          195/G01             F          262,400.00         ZZ
                                         180        262,400.00          1
    21 HIGHVIEW ROAD                   7.375          2,413.88         80
                                       7.125          2,413.88      328,000.00
    DOWNINGTOWN      PA   19335          1            01/06/98         00
    0430581314                           05           03/01/98          0
    55811                                O            02/01/13
    0


    1674041          A52/G01             F          138,000.00         ZZ
                                         180        138,000.00          1
    5151 SHAWN LANE                    7.125          1,250.05         48
                                       6.875          1,250.05      293,000.00
    BLAIRSVILLE      GA   30512          2            12/30/97         00
    0430560425                           05           03/01/98          0
    245015                               O            02/01/13
    0


    1674050          975/G01             F          261,400.00         ZZ
                                         180        260,575.29          1
    963 CALLE AMABLE                   7.000          2,349.54         71
                                       6.750          2,349.54      370,000.00
    GLENDALE         CA   91208          2            12/26/97         00
    0430563023                           09           02/01/98          0
1


    972797                               O            01/01/13
    0


    1674053          E33/G01             F          316,000.00         ZZ
                                         180        316,000.00          4
    6405-07 N. OAK PARK AVE            7.000          2,840.30         68
                                       6.750          2,840.30      470,000.00
    CHICAGO          IL   60638          2            01/12/98         00
    0430578468                           05           03/01/98          0
    337560952                            O            02/01/13
    0


    1674054          731/G01             F          250,000.00         ZZ
                                         180        249,244.97          1
    4680 HAMDEN FOREST DRIVE           7.500          2,317.53         53
                                       7.250          2,317.53      474,544.00
    ATLANTA          GA   30331          4            12/24/97         00
    0430563924                           03           02/01/98          0
    3140665972                           O            01/01/13
    0


    1674104          K08/G01             F           70,000.00         ZZ
                                         180         69,797.71          1
    1299 GREENMAR DRIVE                8.000            668.96         59
                                       7.750            668.96      119,000.00
    FENTON           MO   63026          5            12/18/97         00
    0410650469                           03           02/01/98          0
    410650469                            O            01/01/13
    0


    1674122          E22/G01             F          216,550.00         ZZ
                                         180        215,881.52          1
    1697 LAPORTE DRIVE                 7.250          1,976.80         70
                                       7.000          1,976.80      309,382.00
    ROSEVILLE        CA   95747          1            12/29/97         00
    0410467823                           03           02/01/98          0
    410467823                            O            01/01/13
    0


    1674139          403/403             F          320,000.00         ZZ
                                         180        318,990.41          1
    8 KENT ROAD                        7.000          2,876.26         54
                                       6.750          2,876.26      594,000.00
    NEWTON           CT   06470          2            12/22/97         00
    6600852                              05           02/01/98          0
    6600852                              O            01/01/13
    0


1


    1674278          952/G01             F          175,000.00         ZZ
                                         180        175,000.00          1
    33 LAKEFEILD TERRACE               6.750          1,548.59         55
                                       6.500          1,548.59      320,000.00
    SPARTA TWP       NJ   07871          2            01/15/98         00
    0430585695                           05           03/01/98          0
    97112089                             O            02/01/13
    0


    1674306          B75/G01             F          345,000.00         T
                                         180        343,969.44          1
    608 EAST MAIN STREET               7.625          3,222.75         61
                                       7.375          3,222.75      570,000.00
    SUNSET BEACH     NC   28467          5            12/12/97         00
    0430575308                           05           02/01/98          0
    7187164                              O            01/01/13
    0


    1674504          E22/G01             F          146,250.00         ZZ
                                         180        145,813.14          1
    7 JERVIS AVE                       7.625          1,366.16         75
                                       7.375          1,366.16      195,000.00
    FARMINGDALE      NY   11735          2            12/22/97         00
    0410601207                           05           02/01/98          0
    410601207                            O            01/01/13
    0


    1674517          E22/G01             F           65,000.00         ZZ
                                         180         64,803.69          1
    5 MCALPIN LANE                     7.500            602.56         73
                                       7.250            602.56       89,400.00
    TAYLORSVILLE     NC   28681          5            12/19/97         00
    0410643449                           05           02/01/98          0
    410643449                            O            01/01/13
    0


    1674641          267/267             F          280,000.00         ZZ
                                         180        279,135.65          1
    11383 STONECRESS AVE.              7.250          2,556.02         79
                                       7.000          2,556.02      356,000.00
    FOUNTAIN VALLEY  CA   92708          2            12/22/97         00
    4324927                              05           02/01/98          0
    4324927                              O            01/01/13
    0


    1674645          267/267             F          280,000.00         ZZ
                                         180        279,135.65          1
    1117 RANCHWOOD PL.                 7.250          2,556.02         70
                                       7.000          2,556.02      400,000.00
1


    DIAMOND BAR      CA   91765          2            12/10/97         00
    4322153                              05           02/01/98          0
    4322153                              O            01/01/13
    0


    1674672          267/267             F          245,000.00         ZZ
                                         180        244,235.40          1
    2545 ROBALO AVE                    7.125          2,219.29         78
                                       6.875          2,219.29      315,000.00
    SAN PEDRO        CA   90732          2            12/19/97         00
    4324901                              05           02/01/98          0
    4324901                              O            01/01/13
    0


    1674688          A59/G01             F          300,000.00         ZZ
                                         180        300,000.00          1
    70 BIRCH BLUFF ROAD                6.750          2,654.73         50
                                       6.500          2,654.73      600,000.00
    TONKA BAY        MN   55331          5            01/22/98         00
    0430589614                           05           03/01/98          0
    1674688                              O            02/01/13
    0


    1674690          429/429             F          236,000.00         ZZ
                                         180        235,302.76          1
    6016 OLINGER CIRCLE                7.750          2,221.41         68
                                       7.500          2,221.41      350,000.00
    EDINA            MN   55436          2            12/12/97         00
    63625504                             05           02/01/98          0
    63625504                             O            01/01/13
    0


    1674700          267/267             F          256,000.00         ZZ
                                         180        255,201.07          1
    696 N 4TH AVENUE                   7.125          2,318.93         80
                                       6.875          2,318.93      320,000.00
    KINGSBURG        CA   93631          1            12/24/97         00
    4324105                              05           02/01/98          0
    4324105                              O            01/01/13
    0


    1674703          429/429             F          250,000.00         ZZ
                                         180        248,485.20          1
    8720 TAVERNOR ROAD                 7.500          2,317.54         50
                                       7.250          2,317.54      500,000.00
    WILTON           CA   95693          5            11/20/97         00
    63498286                             05           01/01/98          0
    63498286                             O            12/01/12
    0
1




    1674825          686/686             F           57,000.00         ZZ
                                         180         56,825.57          2
    11331 NE 11TH PLACE                7.350            523.56         62
                                       7.100            523.56       93,000.00
    BISCAYNE PARK    FL   33161          2            12/05/97         00
    818393951                            05           02/01/98          0
    818393951                            O            01/01/13
    0


    1674826          686/686             F          100,000.00         ZZ
                                         180         99,697.98          1
    13610   LA CONCHA LANE             7.500            927.02         67
                                       7.250            927.02      150,000.00
    HOUSTON          TX   77083          1            12/01/97         00
    818487860                            03           02/01/98          0
    818487860                            O            01/01/13
    0


    1674827          686/686             F          150,500.00         ZZ
                                         180        149,578.09          1
    2517  EAST RIDGE DRIVE             7.375          1,384.49         70
                                       7.125          1,384.49      215,000.00
    HAMILTON         OH   45011          5            11/28/97         00
    818642472                            05           01/01/98          0
    818642472                            O            12/01/12
    0


    1674852          686/686             F          430,000.00         ZZ
                                         180        428,678.39          1
    3731 48TH ST N W                   7.300          3,937.44         67
                                       7.050          3,937.44      650,000.00
    WASHINGTON       DC   20016          2            11/26/97         00
    818101719                            05           02/01/98          0
    818101719                            O            01/01/13
    0


    1674853          686/686             F          173,925.00         ZZ
                                         180        172,871.16          1
    11248 CARMEL CREEK ROAD            7.500          1,612.31         75
                                       7.250          1,612.31      231,900.00
    SAN DIEGO        CA   92130          1            11/20/97         00
    818588527                            01           01/01/98          0
    818588527                            O            12/01/12
    0


    1674854          686/686             F          532,000.00         ZZ
                                         180        528,634.53          1
1


    1624 EL PASO REAL                  7.375          4,894.00         65
                                       7.125          4,894.00      830,000.00
    SAN DIEGO        CA   92037          2            12/01/97         00
    818592412                            05           01/01/98          0
    818592412                            O            12/01/12
    0


    1674855          686/686             F          113,950.00         ZZ
                                         180        113,613.34          1
    4802  NW 57 LANE                   7.750          1,072.59         54
                                       7.500          1,072.59      214,000.00
    CORAL SPRINGS    FL   33067          1            12/05/97         00
    818603359                            03           02/01/98          0
    818603359                            O            01/01/13
    0


    1674902          686/686             F          257,000.00         ZZ
                                         180        256,240.70          1
    580 RIFLE CAMP ROAD                7.750          2,419.08         70
                                       7.500          2,419.08      370,000.00
    W PATERSON       NJ   07424          5            12/05/97         00
    818602609                            05           02/01/98          0
    818602609                            O            01/01/13
    0


    1674903          686/686             F          126,000.00         ZZ
                                         180        125,614.42          1
    10 MEAD STREET UNIT #6             7.350          1,157.33         75
                                       7.100          1,157.33      168,000.00
    STAMFORD         CT   06907          1            12/12/97         00
    818614299                            01           02/01/98          0
    818614299                            O            01/01/13
    0


    1674904          686/686             F           35,800.00         ZZ
                                         180         35,690.45          1
    18609   ARLINE AVENUE              7.350            328.83         24
                                       7.100            328.83      150,000.00
    ARTESIA          CA   90701          5            12/02/97         00
    818629081                            05           02/01/98          0
    818629081                            O            01/01/13
    0


    1674917          686/686             F          151,000.00         ZZ
                                         180        149,424.88          1
    5540    LEAFY MEADOW LANE          7.350          1,386.95         53
                                       7.100          1,386.95      288,000.00
    YORBA LINDA      CA   92887          2            12/05/97         00
    818441230                            05           02/01/98          0
1


    818441230                            O            01/01/13
    0


    1674918          686/686             F          400,000.00         ZZ
                                         180        398,765.21          1
    9074 EMPEROR AVENUE                7.250          3,651.46         80
                                       7.000          3,651.46      500,000.00
    TEMPLE CITY      CA   91775          5            12/05/97         00
    818441305                            05           02/01/98          0
    818441305                            O            01/01/13
    0


    1674919          686/686             F          162,750.00         ZZ
                                         180        162,265.55          1
    3800    SAGEWOOD COURT             7.665          1,524.02         75
                                       7.415          1,524.02      217,000.00
    PLANO            TX   75025          1            12/12/97         00
    818563926                            05           02/01/98          0
    818563926                            O            01/01/13
    0


    1674920          686/686             F           60,000.00         ZZ
                                         180         59,815.58          1
    21561   CORONADO AVENUE            7.300            549.42         56
                                       7.050            549.42      108,000.00
    BOCA RATON       FL   33433          1            12/15/97         00
    818572612                            09           02/01/98          0
    818572612                            O            01/01/13
    0


    1674922          686/686             F          258,900.00         ZZ
                                         180        258,118.09          1
    1835 ELMWOOD DRIVE                 7.500          2,400.04         70
                                       7.250          2,400.04      370,000.00
    HIGHLAND PARK    IL   60035          5            12/05/97         00
    818642159                            05           02/01/98          0
    818642159                            O            01/01/13
    0


    1674923          686/686             F          138,750.00         ZZ
                                         180        138,340.06          1
    1660 TIMBER LANE DRIVE             7.750          1,306.03         75
                                       7.500          1,306.03      185,000.00
    MONTGOMERY       IL   60538          2            12/08/97         00
    818642365                            05           02/01/98          0
    818642365                            O            01/01/13
    0


1


    1674924          686/686             F           60,000.00         ZZ
                                         180         59,816.39          1
    3609 DIX LANE                      7.350            551.11         40
                                       7.100            551.11      150,000.00
    MODESTO          CA   95356          5            12/04/97         00
    818645624                            05           02/01/98          0
    818645624                            O            01/01/13
    0


    1674926          686/686             F           50,000.00         ZZ
                                         180         49,846.99          1
    11490 SW 56TH STREET               7.350            459.26         40
                                       7.100            459.26      125,000.00
    MIAMI            FL   33165          5            12/19/97         00
    818394553                            05           02/01/98          0
    818394553                            O            01/01/13
    0


    1674927          686/686             F          390,000.00         ZZ
                                         180        388,796.08          1
    213 PENFIELD ROAD                  7.250          3,560.17         75
                                       7.000          3,560.17      520,000.00
    FAIRFIELD        CT   06430          1            12/15/97         00
    818529950                            05           02/01/98          0
    818529950                            O            01/01/13
    0


    1674943          686/686             F           94,000.00         ZZ
                                         180         93,716.10          1
    488 WILLARD STREET                 7.500            871.40         71
                                       7.250            871.40      133,000.00
    QUINCY           MA   02169          2            12/16/97         00
    818469389                            05           02/01/98          0
    818469389                            O            01/01/13
    0


    1674947          686/686             F          100,000.00         ZZ
                                         180         99,707.80          1
    37643   DOUGLAS CT                 7.875            948.45         67
                                       7.625            948.45      151,000.00
    STERLING HEIGHT  MI   48310          5            12/08/97         00
    818684185                            05           02/01/98          0
    818684185                            O            01/01/13
    0


    1674967          686/686             F          430,000.00         ZZ
                                         180        428,687.61          1
    242     DRIFTWOOD ROAD             7.380          3,956.89         65
                                       7.130          3,956.89      665,000.00
1


    NEWPORT BEACH    CA   92625          2            12/05/97         00
    818620114                            05           02/01/98          0
    818620114                            O            01/01/13
    0


    1674968          686/686             F           93,500.00         ZZ
                                         180         93,213.88          1
    21600   ELTON LANE                 7.350            858.81         75
                                       7.100            858.81      125,000.00
    NUEVO            CA   92567          2            12/12/97         00
    818621112                            05           02/01/98          0
    818621112                            O            01/01/13
    0


    1674969          686/686             F           98,000.00         ZZ
                                         180         97,700.76          1
    341   NORTHWEST BARSTOW            7.375            901.53         67
                                       7.125            901.53      147,000.00
    WAUKESHA         WI   53188          2            12/10/97         00
    818684078                            05           02/01/98          0
    818684078                            O            01/01/13
    0


    1674973          686/686             F          114,750.00         ZZ
                                         180        114,376.02          1
    6815 WESTMORELAND ROAD             6.625          1,007.50         75
                                       6.375          1,007.50      153,000.00
    FALLS CHURCH     VA   22042          2            12/10/97         00
    818470247                            05           02/01/98          0
    818470247                            O            01/01/13
    0


    1675030          686/686             F          237,000.00         ZZ
                                         180        236,274.76          1
    1722 HUDSON DRIVE                  7.350          2,176.87         73
                                       7.100          2,176.87      325,000.00
    SAN JOSE         CA   95124          2            12/19/97         00
    818647422                            05           02/01/98          0
    818647422                            O            01/01/13
    0


    1675031          686/686             F          101,250.00         ZZ
                                         180        100,954.14          1
    2323 NORTH FINLEY                  7.875            960.31         75
                                       7.625            960.31      135,000.00
    RIVER GROVE      IL   60171          2            12/19/97         00
    818684896                            05           02/01/98          0
    818684896                            O            01/01/13
    0
1




    1675073          686/686             F          110,000.00         ZZ
                                         180        109,655.95          1
    419 WEST 93RD STREET               7.100            994.88         69
                                       6.850            994.88      160,000.00
    INGLEWOOD        CA   90301          2            12/10/97         00
    818629347                            05           02/01/98          0
    818629347                            O            01/01/13
    0


    1675074          686/686             F          400,000.00         ZZ
                                         180        398,809.34          1
    533 MIMOSA COURT                   7.665          3,745.66         52
                                       7.415          3,745.66      775,000.00
    LOS ALTOS        CA   94022          5            12/11/97         00
    818647711                            05           02/01/98          0
    818647711                            O            01/01/13
    0


    1675076          686/686             F          120,000.00         ZZ
                                         180        119,623.04          1
    15920 NE 6TH STREET                7.050          1,081.96         39
                                       6.800          1,081.96      315,000.00
    BELLEVUE         WA   98008          2            12/22/97         00
    818576423                            05           02/01/98          0
    818576423                            O            01/01/13
    0


    1675077          686/686             F          270,000.00         ZZ
                                         180        269,148.16          1
    1500 LACKEY ROAD                   7.000          2,426.84         59
                                       6.750          2,426.84      460,000.00
    ROSWELL          GA   30075          2            12/22/97         00
    818603110                            05           02/01/98          0
    818603110                            O            01/01/13
    0


    1675079          686/686             F          300,000.00         ZZ
                                         180        299,113.67          1
    39    S GLEN ROAD                  7.750          2,823.83         54
                                       7.500          2,823.83      565,000.00
    KINNELON         NJ   07405          5            12/23/97         00
    818604936                            05           02/01/98          0
    818604936                            O            01/01/13
    0


    1675080          686/686             F           85,000.00         ZZ
                                         180         84,731.82          1
1


    615     FORBES STREET              7.000            764.01         70
                                       6.750            764.01      122,500.00
    EAST HARTFORD    CT   06118          1            12/29/97         00
    818051435                            05           02/01/98          0
    818051435                            O            01/01/13
    0


    1675081          686/686             F          227,100.00         ZZ
                                         180        226,343.75          1
    10266 SW22 PLACE                   6.375          1,962.72         52
                                       6.125          1,962.72      443,564.00
    DAVIE            FL   33324          1            12/30/97         00
    818608978                            03           02/01/98          0
    818608978                            O            01/01/13
    0


    1675137          354/354             F          247,500.00         ZZ
                                         180        246,744.28          1
    3951 SOUTH DELAWARE AVENUE         7.375          2,276.81         90
                                       7.125          2,276.81      275,000.00
    TULSA            OK   74105          2            12/09/97         04
    21282314                             05           02/01/98         25
    21282314                             O            01/01/13
    0


    1675143          354/354             F          244,000.00         ZZ
                                         180        242,448.98          1
    LOT 18 SPRING MOUNTAIN ROAD        7.000          2,193.15         80
                                       6.750          2,193.15      305,000.00
    CROSS ROADS      TX   76227          2            11/14/97         00
    21326541                             05           01/01/98          0
    21326541                             O            12/01/12
    0


    1675148          356/G01             F          248,300.00         ZZ
                                         180        247,541.84          1
    128 MONTE VISTA DRIVE              7.375          2,284.17         63
                                       7.125          2,284.17      400,000.00
    MONTEREY         CA   93940          2            12/18/97         00
    0430568303                           05           02/01/98          0
    2454387                              O            01/01/13
    0


    1675151          354/354             F          310,000.00         ZZ
                                         180        309,024.71          1
    10 MUIRWOOD DR                     7.125          2,808.08         68
                                       6.875          2,808.08      460,000.00
    GLEN ELLYN       IL   60137          2            12/04/97         00
    21327127                             05           02/01/98          0
1


    21327127                             O            01/01/13
    0


    1675161          356/G01             F          574,000.00         ZZ
                                         180        572,285.38          1
    26001 KENDRA LANE                  7.625          5,361.91         70
                                       7.375          5,361.91      820,000.00
    HAYWARD          CA   94541          2            12/16/97         00
    0430568170                           03           02/01/98          0
    2455665                              O            01/01/13
    0


    1675172          354/354             F          252,000.00         ZZ
                                         180        251,222.08          1
    769 LARCHMONT ROAD                 7.250          2,300.42         90
                                       7.000          2,300.42      280,000.00
    PITTSBURGH       PA   15243          1            12/01/97         11
    21346309                             05           02/01/98         25
    21346309                             O            01/01/13
    0


    1675182          354/354             F          230,000.00         ZZ
                                         180        229,312.96          1
    9612 SILVERSIDE DR                 7.625          2,148.50         72
                                       7.375          2,148.50      320,000.00
    SOUTH LYON       MI   48178          5            12/12/97         00
    21351408                             05           02/01/98          0
    21351408                             O            01/01/13
    0


    1675189          E82/G01             F          367,500.00         T
                                         180        366,377.87          1
    133 RIDGE TOP DRIVE                7.375          3,380.72         80
                                       7.125          3,380.72      459,409.00
    WHITEFISH        MT   59937          2            12/29/97         00
    0400077517                           03           02/01/98          0
    0400077517                           O            01/01/13
    0


    1675190          354/354             F          240,000.00         ZZ
                                         180        238,259.12          1
    3300 HERMITAGE ROAD                7.250          2,190.87         45
                                       7.000          2,190.87      540,000.00
    BIRMINGHAM       AL   35223          1            12/01/97         00
    21365721                             05           01/01/98          0
    21365721                             O            12/01/12
    0


1


    1675204          461/G01             F          214,850.00         ZZ
                                         180        213,533.91          1
    25822 SAN TROPEZ COURT             7.375          1,976.46         75
                                       7.125          1,976.46      286,500.00
    MISSION VIEJO    CA   92692          1            11/17/97         00
    0430569533                           05           01/01/98          0
    21957527                             O            12/01/12
    0


    1675208          367/367             F          291,000.00         ZZ
                                         180        290,061.79          1
    2099 ROBIN WAY COURT               6.750          2,575.09         89
                                       6.500          2,575.09      330,000.00
    VIENNA           VA   22182          2            12/23/97         10
    302810                               03           02/01/98         25
    302810                               O            01/01/13
    0


    1675268          399/399             F          280,000.00         ZZ
                                         180        279,154.36          1
    22528 W JAMESON DR.                7.500          2,595.64         67
                                       7.250          2,595.64      418,000.00
    CALABASAS        CA   91302          2            12/17/97         00
    6780605                              05           02/01/98          0
    6780605                              O            01/01/13
    0


    1675338          E22/G01             F          340,000.00         ZZ
                                         180        340,000.00          1
    6578 ASHBURY CIRCLE                7.125          3,079.83         74
                                       6.875          3,079.83      461,990.00
    HUNTINGTON BEAC  CA   92648          1            12/29/97         00
    0410660963                           03           03/01/98          0
    410660963                            O            02/01/13
    0


    1675397          975/G01             F          340,000.00         ZZ
                                         180        340,000.00          1
    794 VIA ESPIRITO SANTOS            7.250          3,103.73         72
                                       7.000          3,103.73      475,000.00
    CLAREMONT        CA   91711          1            01/02/98         00
    0430569285                           05           03/01/98          0
    972812                               O            02/01/13
    0


    1675398          450/450             F          227,150.00         ZZ
                                         167        226,342.77          1
    2309 STONE BRIDGE DRIVE            7.000          2,132.27         63
                                       6.750          2,132.27      362,442.00
1


    ARLINGTON        TX   76006          4            12/22/97         00
    4301958                              03           02/01/98          0
    4301958                              O            12/01/11
    0


    1675400          685/G01             F          390,000.00         ZZ
                                         180        388,822.15          1
    650 DUNHILL DRIVE                  7.500          3,615.35         73
                                       7.250          3,615.35      535,000.00
    DANVILLE         CA   94526          2            12/22/97         00
    0430574111                           03           02/01/98          0
    110241                               O            01/01/13
    0


    1675405          685/G01             F          245,000.00         ZZ
                                         180        244,268.15          1
    38 SEGADA                          7.625          2,288.62         64
                                       7.375          2,288.62      385,000.00
    RANCHO SANTA MA  CA   92688          2            12/19/97         00
    0430567347                           03           02/01/98          0
    109949                               O            01/01/13
    0


    1675457          491/491             F          400,000.00         ZZ
                                         180        396,109.28          1
    601 LIDO PARK DRIVE #3D            6.750          3,539.64         79
                                       6.500          3,539.64      510,000.00
    NEWPORT BEACH    CA   92663          1            10/21/97         00
    63292742                             06           12/01/97          0
    63292742                             O            11/01/12
    0


    1675516          491/491             F          350,000.00         ZZ
                                         180        348,942.95          1
    6681 COLGATE AVENUE                7.500          3,244.55         90
                                       7.250          3,244.55      390,000.00
    LOS ANGELES      CA   90048          2            12/16/97         21
    0063360675                           05           02/01/98         12
    0063360675                           O            01/01/13
    0


    1675573          E22/G01             F          288,000.00         ZZ
                                         180        287,158.46          1
    225 WILTSHIRE LANE                 7.875          2,731.54         67
                                       7.625          2,731.54      435,000.00
    SEVERNA PARK     MD   21146          2            12/23/97         00
    0410578421                           05           02/01/98          0
    410578421                            O            01/01/13
    0
1




    1675648          B57/G01             F          100,000.00         ZZ
                                         180        100,000.00          1
    2789 VIA VELA                      7.250            912.87         43
                                       7.000            912.87      233,000.00
    CAMARILLO        CA   93010          1            01/05/98         00
    0430568527                           05           03/01/98          0
    9740348                              O            02/01/13
    0


    1675774          721/G01             F          500,000.00         ZZ
                                         180        498,506.43          1
    686 LENOX ROAD                     7.625          4,670.65         59
                                       7.375          4,670.65      850,000.00
    GLEN ELLYN       IL   60137          2            12/19/97         00
    0430576801                           05           02/01/98          0
    36294                                O            01/01/13
    0


    1675780          491/491             F          350,000.00         ZZ
                                         180        348,919.55          1
    46780 SENTINEL DRIVE               7.250          3,195.03         56
                                       7.000          3,195.03      625,000.00
    FREMONT          CA   94539          2            12/15/97         00
    0063456605                           05           02/01/98          0
    0063456605                           O            01/01/13
    0


    1675781          491/491             F          409,616.00         ZZ
                                         180        408,378.90          1
    1101 EAST WARNER ROAD #118         7.500          3,797.20         70
                                       7.250          3,797.20      590,000.00
    TEMPE            AZ   85284          2            12/17/97         00
    0063298180                           03           02/01/98          0
    0063298180                           O            01/01/13
    0


    1675784          491/491             F          325,000.00         ZZ
                                         180        323,974.63          1
    4038 BATRIS COURT                  7.000          2,921.20         52
                                       6.750          2,921.20      625,000.00
    CALABASAS        CA   91302          2            12/26/97         00
    0063534410                           03           02/01/98          0
    0063534410                           O            01/01/13
    0


    1675786          491/491             F          600,000.00         ZZ
                                         180        598,167.95          1
1


    18900 BELLGROVE CIRCLE             7.375          5,519.55         75
                                       7.125          5,519.55      800,000.00
    SARATOGA         CA   95070          2            12/16/97         00
    0063480522                           05           02/01/98          0
    0063480522                           O            01/01/13
    0


    1676374          637/G01             F          246,000.00         ZZ
                                         180        245,232.28          1
    474 GABRIEL AVNEUE                 7.125          2,228.35         79
                                       6.875          2,228.35      315,000.00
    YUBA CITY        CA   95993          2            12/15/97         00
    0430568451                           05           02/01/98          0
    9627902                              O            01/01/13
    0


    1676417          201/G01             F          375,000.00         ZZ
                                         180        373,854.97          1
    17385 ROLLING WOODS CIRCLE         7.375          3,449.72         65
                                       7.125          3,449.72      580,000.00
    NORTHVILLE       MI   48167          1            12/15/97         00
    0430574285                           05           02/01/98          0
    4909033674                           O            01/01/13
    0


    1676527          948/G01             F          322,400.00         ZZ
                                         180        322,400.00          1
    4415 JUNIPER TRAIL                 7.000          2,897.83         80
                                       6.750          2,897.83      403,000.00
    RENO             NV   89509          1            01/05/98         00
    0430578435                           03           03/01/98          0
    29091                                O            02/01/13
    0


    1676588          638/G01             F          270,000.00         ZZ
                                         180        269,202.31          1
    1918 WILSON AVENUE                 7.750          2,541.44         90
                                       7.500          2,541.44      300,000.00
    UPLAND           CA   91784          2            12/12/97         10
    0430568105                           05           02/01/98         25
    8688931                              O            01/01/13
    0


    1677773          975/G01             F          510,000.00         ZZ
                                         180        510,000.00          1
    100 WEST ORANGE GROVE AVE          7.250          4,655.60         70
                                       7.000          4,655.60      730,000.00
    ARCADIA          CA   91006          1            01/06/98         00
    0430574780                           05           03/01/98          0
1


    972657                               O            02/01/13
    0


    1678610          074/G01             F          500,000.00         ZZ
                                         180        498,506.43          1
    110 MABEL DODGE LANE               7.625          4,670.65         63
                                       7.375          4,670.65      800,000.00
    TAOS             NM   87571          5            12/08/97         00
    0430598201                           05           02/01/98          0
    1113065150                           O            01/01/13
    0


    1678611          074/074             F           41,200.00         ZZ
                                         180         41,076.93          1
    3505 BONITA DRIVE                  7.625            384.86         80
                                       7.375            384.86       52,000.00
    GULFPORT         MS   39501          5            12/10/97         00
    1113065535                           05           02/01/98          0
    1113065535                           O            01/01/13
    0


    1678613          074/G01             F          237,800.00         ZZ
                                         180        237,073.90          1
    313 REVERE ST                      7.375          2,187.58         90
                                       7.125          2,187.58      265,000.00
    UPLAND           CA   91784          2            12/24/97         11
    0430598219                           05           02/01/98         12
    1113066710                           O            01/01/13
    0


    1678614          074/G01             F           47,200.00         ZZ
                                         180         47,060.55          1
    7024 WALLACE DRIVE                 7.750            444.28         73
                                       7.500            444.28       65,000.00
    MILTON           FL   32571          5            12/15/97         00
    0430598227                           05           02/01/98          0
    1113069274                           O            01/01/13
    0


    1678615          074/G01             F          121,600.00         ZZ
                                         180        121,236.77          1
    1695 WIMBLEDON DRIVE               7.625          1,135.90         80
                                       7.375          1,135.90      152,000.00
    AUBURN           CA   95603          5            12/15/97         00
    0430598235                           05           02/01/98          0
    1113069591                           O            01/01/13
    0


1


    1678616          074/G01             F          255,000.00         ZZ
                                         180        254,186.71          1
    2740 SORREL STREET                 6.875          2,274.23         90
                                       6.625          2,274.23      285,000.00
    BREA             CA   92821          2            12/24/97         14
    0430598243                           03           02/01/98         12
    1113069988                           O            01/01/13
    0


    1678617          074/G01             F          283,000.00         ZZ
                                         180        282,126.39          1
    234 MARLBOROUGH ST UNIT 4          7.250          2,583.40         63
                                       7.000          2,583.40      450,000.00
    BOSTON           MA   02116          2            12/17/97         00
    0430598250                           01           02/01/98          0
    1114024792                           O            01/01/13
    0


    1678618          074/G01             F          210,000.00         T
                                         180        208,612.59          1
    WOODSIDE PO BOX 2226               6.500          1,829.33         56
                                       6.250          1,829.33      375,000.00
    BUCKINGHAM       VA   23921          1            12/15/97         00
    0430598268                           05           01/01/98          0
    1114032203                           O            12/01/12
    0


    1678619          074/G01             F          330,000.00         ZZ
                                         180        328,970.14          1
    1171 MEREDITH LN                   7.125          2,989.24         64
                                       6.875          2,989.24      520,000.00
    CHESTER SPRINGS  PA   19425          2            12/30/97         00
    0430598276                           05           02/01/98          0
    1172145342                           O            01/01/13
    0


    1678620          074/G01             F          400,750.00         ZZ
                                         180        399,485.66          1
    16242 N 110TH ST                   7.000          3,602.05         80
                                       6.750          3,602.05      502,000.00
    SCOTTSDALE       AZ   85259          2            12/04/97         00
    0430598284                           03           02/01/98          0
    1204009502                           O            01/01/13
    0


    1678621          074/G01             F          360,000.00         ZZ
                                         180        358,212.53          1
    1728 PACIFIC AVENUE                7.500          3,337.24         48
                                       7.250          3,337.24      755,000.00
1


    MANHATTAN BEACH  CA   90266          5            12/23/97         00
    0430598292                           05           02/01/98          0
    1230017053                           O            01/01/13
    0


    1678622          074/G01             F          288,000.00         ZZ
                                         180        287,110.95          1
    2359 NORTH ROCKRIDGE CIRCLE        7.250          2,629.05         80
                                       7.000          2,629.05      360,000.00
    ORANGE           CA   92867          2            12/22/97         00
    0430598300                           05           02/01/98          0
    1231010413                           O            01/01/13
    0


    1678623          074/G01             F          491,200.00         ZZ
                                         180        489,633.38          1
    2422 NORTH ARDMORE AVENUE          6.875          4,380.79         80
                                       6.625          4,380.79      614,000.00
    MANHATTAN BEACH  CA   90266          1            12/11/97         00
    0430598318                           05           02/01/98          0
    1234010544                           O            01/01/13
    0


    1678624          074/G01             F          262,000.00         ZZ
                                         180        261,191.22          1
    23833 STANHURST STREET             7.250          2,391.70         80
                                       7.000          2,391.70      330,000.00
    LOMITA           CA   90501          5            12/17/97         00
    0430598326                           05           02/01/98          0
    1234011354                           O            01/01/13
    0


    1678625          074/G01             F          534,000.00         ZZ
                                         180        532,404.88          1
    1287 TRIESTE DRIVE                 7.625          4,988.25         72
                                       7.375          4,988.25      750,000.00
    SAN DIEGO        CA   92107          2            12/12/97         00
    0430598334                           05           02/01/98          0
    1243009502                           O            01/01/13
    0


    1678626          074/G01             F          300,000.00         ZZ
                                         180        298,121.96          1
    6111 SCENIC AVENUE                 7.125          2,717.49         57
                                       6.875          2,717.49      533,000.00
    LOS ANGELES      CA   90068          2            12/02/97         00
    0430598342                           05           01/01/98          0
    1246004480                           O            12/01/12
    0
1




    1678628          074/G01             F          300,000.00         ZZ
                                         180        299,093.96          1
    3420 GULFSTREAM RD                 7.500          2,781.04         60
                                       7.250          2,781.04      505,000.00
    GULFSTREAM       FL   33483          5            12/24/97         00
    0430598359                           05           02/01/98          0
    1301132990                           O            01/01/13
    0


    1678629          074/G01             F          196,000.00         ZZ
                                         180        195,408.06          1
    1241 WILSHIRE CIRCLE EAST          7.500          1,816.94         80
                                       7.250          1,816.94      245,000.00
    PEMBROKE PINES   FL   33027          5            12/31/97         00
    0430598367                           03           02/01/98          0
    1311308210                           O            01/01/13
    0


    1678630          074/G01             F          296,000.00         ZZ
                                         180        293,703.37          1
    17150 SW 232 STREET                7.500          2,743.96         78
                                       7.250          2,743.96      380,000.00
    MIAMI            FL   33170          5            12/04/97         00
    0430598375                           05           01/01/98          0
    1311308582                           O            12/01/12
    0


    1678631          074/G01             F          279,000.00         ZZ
                                         180        278,110.17          1
    6801 SW 126 TERRACE                6.875          2,488.27         48
                                       6.625          2,488.27      590,000.00
    MIAMI            FL   33156          2            12/31/97         00
    0430598383                           05           02/01/98          0
    1311312230                           O            01/01/13
    0


    1678632          074/G01             F          264,000.00         ZZ
                                         180        263,193.90          1
    5223 HEATHROW HILLS DRIVE          7.375          2,428.60         40
                                       7.125          2,428.60      672,000.00
    BRENTWOOD        TN   37027          2            12/10/97         00
    0430598391                           05           02/01/98          0
    1341033280                           O            01/01/13
    0


    1678636          074/G01             F          750,000.00         ZZ
                                         180        747,709.94          1
1


    639 ALAMANDA CT                    7.375          6,899.43         33
                                       7.125          6,899.43    2,300,000.00
    INDIALANTIC      FL   32903          5            12/15/97         00
    0430598409                           05           02/01/98          0
    1391052264                           O            01/01/13
    0


    1678639          074/G01             F          300,000.00         ZZ
                                         180        299,063.76          1
    BEAR DRIVE                         7.125          2,717.49         73
                                       6.875          2,717.49      416,020.00
    STEAMBOAT SPRIN  CO   80477          1            12/18/97         00
    0430598417                           05           02/01/98          0
    1463007730                           O            01/01/13
    0


    1678640          074/G01             F          480,000.00         ZZ
                                         180        478,550.34          1
    2563 MAGNOLIA BOULEVARD WEST       7.500          4,449.66         60
                                       7.250          4,449.66      800,000.00
    SEATTLE          WA   98199          2            12/18/97         00
    0430598425                           05           02/01/98          0
    1471011110                           O            01/01/13
    0


    1678641          074/G01             F          290,000.00         ZZ
                                         180        289,104.78          1
    510 SW 295TH PLACE                 7.250          2,647.30         54
                                       7.000          2,647.30      540,000.00
    FEDERAL WAY      WA   98023          2            12/17/97         00
    0430598433                           05           02/01/98          0
    1471013670                           O            01/01/13
    0


    1678642          074/G01             F          650,000.00         ZZ
                                         180        648,015.29          1
    3943 LAGUNA BLANCA DRIVE           7.375          5,979.50         65
                                       7.125          5,979.50    1,000,000.00
    SANTA BARBARA    CA   93110          2            12/24/97         00
    0430598441                           03           02/01/98          0
    1484008923                           O            01/01/13
    0


    1678643          074/G01             F          342,000.00         ZZ
                                         180        340,859.38          1
    5 RINCON VISTA ROAD                6.875          3,050.14         53
                                       6.625          3,050.14      650,000.00
    SANTA BARBARA    CA   93103          2            12/29/97         00
    0430598458                           05           02/01/98          0
1


    1484008945                           O            01/01/13
    0


    1678644          074/G01             F          460,000.00         ZZ
                                         180        458,532.89          1
    308 RUTHERFORD DRIVE               6.875          4,102.53         75
                                       6.625          4,102.53      615,000.00
    DANVILLE         CA   94526          5            12/29/97         00
    0430598466                           05           02/01/98          0
    1494004805                           O            01/01/13
    0


    1678645          074/G01             F           77,500.00         ZZ
                                         180         77,025.27          1
    317 CHESTNUT ST                    7.375            712.94         59
                                       7.125            712.94      132,000.00
    ALBURTIS         PA   18011          2            12/02/97         00
    0430598474                           05           01/01/98          0
    1500384753                           O            12/01/12
    0


    1678646          074/G01             F           64,400.00         ZZ
                                         180         63,992.45          1
    718 E CALLE ADOBE DRIVE            7.000            578.85         80
                                       6.750            578.85       80,500.00
    GOODYEAR         AZ   85338          5            12/03/97         00
    0430598482                           05           01/01/98          0
    1500391908                           O            12/01/12
    0


    1678647          074/G01             F          111,000.00         ZZ
                                         180        110,320.07          1
    5220 SUNCREST CIRCLE               7.375          1,021.11         75
                                       7.125          1,021.11      148,000.00
    WHITEHALL        PA   18052          2            12/05/97         00
    0430598490                           05           01/01/98          0
    1500397868                           O            12/01/12
    0


    1678648          074/G01             F          120,000.00         ZZ
                                         180        118,857.59          1
    RT 1   BOX 192 A                   7.000          1,078.59         75
                                       6.750          1,078.59      160,000.00
    ATHENS           LA   71003          2            12/22/97         00
    0430598508                           05           12/01/97          0
    1504165139                           O            11/01/12
    0


1


    1678649          074/G01             F          315,000.00         ZZ
                                         180        313,112.12          1
    7 MIDDLEBROOK                      7.625          2,942.51         68
                                       7.375          2,942.51      465,000.00
    CREVE COEUR      MO   63141          5            12/02/97         00
    0430598516                           05           01/01/98          0
    1504168206                           O            12/01/12
    0


    1678650          074/G01             F          156,000.00         ZZ
                                         180        155,054.78          1
    15507 DOUGLAS PARKWAY              7.500          1,446.14         65
                                       7.250          1,446.14      240,000.00
    URBANDALE        IA   50323          2            12/04/97         00
    0430598524                           05           01/01/98          0
    1504168807                           O            12/01/12
    0


    1678651          074/G01             F          500,000.00         ZZ
                                         180        496,903.70          1
    1514 PACLAND PLACE                 7.250          4,564.32         40
                                       7.000          4,564.32    1,270,000.00
    CHESTERFIELD     MO   63005          2            12/08/97         00
    0430598532                           03           01/01/98          0
    1504169606                           O            12/01/12
    0


    1678652          074/G01             F          548,000.00         ZZ
                                         180        544,532.09          1
    837 MYRTLE VIEW DRIVE              7.000          4,925.58         80
                                       6.750          4,925.58      685,000.00
    BATON ROUGE      LA   70810          2            12/24/97         00
    0430598540                           05           01/01/98          0
    1504174242                           O            12/01/12
    0


    1678653          074/G01             F          238,800.00         ZZ
                                         180        237,321.21          1
    17726 EAGLEWOOD DRIVE              7.250          2,179.92         80
                                       7.000          2,179.92      298,500.00
    BATON ROUGE      LA   70810          1            12/26/97         00
    0430598557                           05           01/01/98          0
    1504175722                           O            12/01/12
    0


    1678654          074/G01             F          303,000.00         ZZ
                                         180        302,064.64          1
    360 STONEHAVEN DRIVE               7.250          2,765.98         79
                                       7.000          2,765.98      388,000.00
1


    MANDEVILLE       LA   70471          2            12/23/97         00
    0430598565                           05           02/01/98          0
    1504176758                           O            01/01/13
    0


    1678655          074/G01             F          241,700.00         ZZ
                                         180        240,235.51          1
    17433 RADCLIFFE  PLACE DRIVE       7.500          2,240.59         78
                                       7.250          2,240.59      310,000.00
    WILDWOOD         MO   63025          2            12/16/97         00
    0430598573                           03           01/01/98          0
    1504177070                           O            12/01/12
    0


    1678656          074/G01             F          650,000.00         ZZ
                                         180        645,886.59          1
    6635 PIKES LANE                    7.000          5,842.39         76
                                       6.750          5,842.39      865,000.00
    BATON ROUGE      LA   70808          2            12/09/97         00
    0430598581                           05           01/01/98          0
    1504178651                           O            12/01/12
    0


    1678658          074/G01             F          405,000.00         ZZ
                                         180        402,409.20          1
    189 BRIDGEWATER                    6.875          3,612.01         86
                                       6.625          3,612.01      475,000.00
    HATTIESBURG      MS   39402          1            12/22/97         01
    0430598599                           03           01/01/98         25
    1504179701                           O            12/01/12
    0


    1678659          074/G01             F          768,750.00         ZZ
                                         180        763,989.46          1
    2 BELLERIVE CTRY CLUB GROUNDS      7.250          7,017.63         75
                                       7.000          7,017.63    1,025,000.00
    ST LOUIS         MO   63141          1            11/19/97         00
    0430598607                           03           01/01/98          0
    1504181066                           O            12/01/12
    0


    1678661          074/G01             F          610,000.00         ZZ
                                         180        606,181.31          1
    1234 SOUTH OAK KNOLL AVENUE        7.125          5,525.57         23
                                       6.875          5,525.57    2,750,000.00
    PASADENA         CA   91106          2            12/04/97         00
    0430598615                           05           01/01/98          0
    1506355747                           O            12/01/12
    0
1




    1678662          074/G01             F          368,000.00         ZZ
                                         180        365,745.79          1
    11947 SIERRA LANE                  7.375          3,385.32         80
    (NORTH RIDGE AREA)                 7.125          3,385.32      460,000.00
    LOS ANGELES      CA   91326          2            12/15/97         00
    0430598623                           05           01/01/98          0
    1506360962                           O            12/01/12
    0


    1678663          074/G01             F          270,000.00         ZZ
                                         180        264,955.20          1
    852 SAN NICHOLAS CIRCLE            7.875          2,560.81         66
                                       7.625          2,560.81      410,000.00
    HUNTINGTON BEAC  CA   92648          2            12/15/97         00
    0430598631                           05           01/01/98          0
    1506367338                           O            12/01/12
    0


    1678664          074/G01             F          145,000.00         ZZ
                                         180        143,619.57          1
    34904 SIERRA DAWN DRIVE            7.000          1,303.30         80
                                       6.750          1,303.30      181,500.00
    NORTH FORK       CA   93643          5            10/24/97         00
    0430598649                           05           12/01/97          0
    1506371710                           O            11/01/12
    0


    1678665          074/G01             F           88,000.00         T
                                         180         87,489.70          1
    3030 SOUTH BRADFORD PLACE #B       8.000            840.97         80
                                       7.750            840.97      110,000.00
    SANTA ANA        CA   92707          1            12/09/97         00
    0430598656                           01           01/01/98          0
    1506374049                           O            12/01/12
    0


    1678666          074/G01             F          454,500.00         ZZ
                                         180        451,715.93          1
    1411 HOLIDAY HILL ROAD             7.375          4,181.05         74
                                       7.125          4,181.05      615,000.00
    GOLETA           CA   93117          2            11/10/97         00
    0430598664                           05           01/01/98          0
    1506375234                           O            12/01/12
    0


    1678667          074/G01             F          485,000.00         ZZ
                                         180        482,061.33          1
1


    3647 NELSON WAY                    7.500          4,496.01         71
                                       7.250          4,496.01      690,000.00
    FULLERTON        CA   92835          2            11/24/97         00
    0430598672                           05           01/01/98          0
    1506380813                           O            12/01/12
    0


    1678669          074/G01             F          350,000.00         ZZ
                                         180        347,856.05          1
    6117 SONGBIRD CIRCLE               7.375          3,219.73         70
                                       7.125          3,219.73      502,000.00
    BOULDER          CO   80303          5            12/12/97         00
    0430598680                           09           01/01/98          0
    1506383039                           O            12/01/12
    0


    1678670          074/G01             F          275,000.00         ZZ
                                         180        273,297.05          1
    242 MOUNTAIN VIEW PLACE            7.250          2,510.37         62
                                       7.000          2,510.37      450,000.00
    PALM SPRINGS     CA   92262          2            12/29/97         00
    0430598698                           05           01/01/98          0
    1506383232                           O            12/01/12
    0


    1678671          074/G01             F          300,000.00         ZZ
                                         180        298,080.90          1
    306 FREYA DRIVE                    6.875          2,675.56         80
                                       6.625          2,675.56      375,000.00
    SOLVANG          CA   93463          1            12/23/97         00
    0430598706                           03           01/01/98          0
    1506384370                           O            12/01/12
    0


    1678672          074/G01             F          260,000.00         ZZ
                                         180        258,475.57          1
    3970 ELLENITA AVENUE (TARZANA)     7.875          2,465.97         65
                                       7.625          2,465.97      400,000.00
    LOS ANGELES      CA   91356          2            12/03/97         00
    0430598714                           05           01/01/98          0
    1506387594                           O            12/01/12
    0


    1678673          074/G01             F          300,000.00         ZZ
                                         180        299,123.40          1
    21 EAST PAMELA ROAD                7.875          2,845.35         57
                                       7.625          2,845.35      530,000.00
    ARCADIA          CA   91006          2            12/16/97         00
    0430598722                           05           02/01/98          0
1


    1506387652                           O            01/01/13
    0


    1678674          074/G01             F          260,000.00         ZZ
                                         180        258,631.85          1
    3692 PRINCETON AVENUE              7.750          2,447.32         80
                                       7.500          2,447.32      327,000.00
    SAN DIEGO        CA   92117          2            12/30/97         00
    0430598730                           05           02/01/98          0
    1506388269                           O            01/01/13
    0


    1678675          074/G01             F          255,000.00         ZZ
                                         180        253,454.93          1
    175 CAMEO DRIVE                    7.500          2,363.88         70
                                       7.250          2,363.88      365,000.00
    DANVILLE         CA   94526          5            11/18/97         00
    0430598748                           05           01/01/98          0
    1506389240                           O            12/01/12
    0


    1678676          074/G01             F          320,000.00         ZZ
                                         180        318,061.08          1
    29991 VIA NORTE                    7.500          2,966.44         80
                                       7.250          2,966.44      400,000.00
    TEMECULA         CA   92591          2            12/16/97         00
    0430598755                           03           01/01/98          0
    1506390409                           O            12/01/12
    0


    1678679          074/G01             F          380,000.00         ZZ
                                         180        378,889.64          1
    12909 HILARY WAY                   7.875          3,604.11         57
                                       7.625          3,604.11      675,000.00
    REDLANDS         CA   92373          2            12/29/97         00
    0430598763                           05           02/01/98          0
    1506397215                           O            01/01/13
    0


    1678680          074/G01             F          300,000.00         ZZ
                                         180        299,073.91          1
    8915 CAMINO REAL AVENUE            7.250          2,738.59         75
                                       7.000          2,738.59      403,000.00
    SAN GABRIEL ARE  CA   91775          1            12/29/97         00
    0430598771                           05           02/01/98          0
    1506402097                           O            01/01/13
    0


1


    1678681          074/G01             F          600,000.00         ZZ
                                         180        594,287.90          1
    6076 E JENAN DRIVE                 7.000          5,392.97         49
                                       6.750          5,392.97    1,240,000.00
    SCOTTSDALE       AZ   85254          1            10/28/97         00
    0430598789                           03           12/01/97          0
    1507327135                           O            11/01/12
    0


    1678682          074/G01             F           59,500.00         ZZ
                                         180         59,147.29          1
    208 KAY DRIVE                      7.750            560.06         80
                                       7.500            560.06       75,000.00
    GREENWOOD        SC   29649          5            12/19/97         00
    0430598797                           05           01/01/98          0
    1507329119                           O            12/01/12
    0


    1678683          074/G01             F          290,000.00         ZZ
                                         180        288,164.80          1
    9080 BOOTH RD                      7.000          2,606.60         70
                                       6.750          2,606.60      419,000.00
    KIRKLAND         OH   44060          5            12/23/97         00
    0430598805                           05           01/01/98          0
    1507332452                           O            12/01/12
    0


    1678684          074/G01             F          525,000.00         ZZ
                                         180        523,379.35          1
    1944 BOXTHORN COURT SE             7.250          4,792.53         75
                                       7.000          4,792.53      700,000.00
    GRAND RAPIDS     MI   49546          5            11/26/97         00
    0430598821                           05           02/01/98          0
    1507334185                           O            01/01/13
    0


    1678685          074/G01             F          292,000.00         ZZ
                                         180        288,056.98          1
    10630 GAZEBO HILL PARKWAY          6.875          2,604.22         56
                                       6.625          2,604.22      530,000.00
    MEQUON           WI   53092          2            10/31/97         00
    0430598839                           05           12/01/97          0
    1507334390                           O            11/01/12
    0


    1678686          074/G01             F          650,000.00         ZZ
                                         180        645,930.91          1
    4325 WILLOW HILLS  LANE            7.125          5,887.90         40
                                       6.875          5,887.90    1,630,000.00
1


    CINCINNATI       OH   45243          5            12/24/97         00
    0430598847                           05           01/01/98          0
    1507335010                           O            12/01/12
    0


    1678687          074/G01             F          170,000.00         ZZ
                                         180        168,924.19          1
    7538 TOURNAMENT DRIVE              7.000          1,528.01         74
                                       6.750          1,528.01      232,000.00
    WATERVILLE       OH   43566          2            12/04/97         00
    0430598854                           05           01/01/98          0
    1507337048                           O            12/01/12
    0


    1678688          074/G01             F          300,000.00         ZZ
                                         180        298,162.33          1
    11346 LOFTUS LANE                  7.375          2,759.77         56
                                       7.125          2,759.77      540,000.00
    UNION            KY   41091          5            12/17/97         00
    0430598862                           03           01/01/98          0
    1507337128                           O            12/01/12
    0


    1678689          074/G01             F          275,000.00         ZZ
                                         180        273,187.53          1
    32833 NORTH RIVER ROAD             7.750          2,588.51         66
                                       7.500          2,588.51      422,500.00
    HARRISON TOWNSH  MI   48045          1            12/01/97         00
    0430598870                           05           02/01/98          0
    1507337682                           O            01/01/13
    0


    1678690          074/G01             F          316,700.00         ZZ
                                         180        312,533.92          1
    1530 TUVAN TR                      7.750          2,981.03         77
                                       7.500          2,981.03      415,000.00
    LEONARD          MI   48367          5            10/23/97         00
    0430598888                           05           12/01/97          0
    1507338970                           O            11/01/12
    0


    1678691          074/G01             F          500,000.00         ZZ
                                         180        497,036.04          1
    3021 JOHN VAUGHAN RD               7.750          4,706.38         59
                                       7.500          4,706.38      847,500.00
    WILLIAMSBURG     VA   23185          5            11/25/97         00
    0430598896                           03           01/01/98          0
    1507341249                           O            12/01/12
    0
1




    1678692          074/G01             F          400,000.00         ZZ
                                         180        397,602.70          1
    804 BARKENTINE DR                  7.625          3,736.52         64
                                       7.375          3,736.52      625,000.00
    HOLLAND          MI   49424          2            11/14/97         00
    0430598904                           05           01/01/98          0
    1507341602                           O            12/01/12
    0


    1678693          074/G01             F          110,000.00         ZZ
                                         180        109,347.94          1
    2757 HEATHFIELD                    7.750          1,035.40         46
                                       7.500          1,035.40      240,000.00
    BLOOMFIELD TWP   MI   48301          2            12/19/97         00
    0430598912                           05           01/01/98          0
    1507341737                           O            12/01/12
    0


    1678694          074/G01             F          100,000.00         ZZ
                                         180         99,346.06          1
    11058 WHITEHORN                    7.625            934.13         80
                                       7.375            934.13      125,000.00
    ROMULUS          MI   48174          5            12/05/97         00
    0430598920                           05           01/01/98          0
    1507341748                           O            12/01/12
    0


    1678695          074/G01             F          392,000.00         ZZ
                                         180        389,492.36          1
    3830 REED'S LANDING CIRCLE         6.875          3,496.07         80
                                       6.625          3,496.07      490,000.00
    MIDLOTHIAN       VA   23113          1            12/09/97         00
    0430598938                           03           01/01/98          0
    1507342900                           O            12/01/12
    0


    1678696          074/G01             F          196,000.00         ZZ
                                         180        194,208.65          1
    1314 HEMLOCK ST NW                 7.500          1,816.95         70
                                       7.250          1,816.95      280,000.00
    WASHINGTON       DC   20012          5            12/03/97         00
    0430598946                           05           01/01/98          0
    1507344611                           O            12/01/12
    0


    1678697          074/G01             F          240,000.00         ZZ
                                         180        237,859.05          1
1


    761 LINCOLN                        7.750          2,259.06         80
                                       7.500          2,259.06      300,000.00
    GROSSE PTE       MI   48230          5            10/31/97         00
    0430598953                           05           12/01/97          0
    1507345239                           O            11/01/12
    0


    1678698          074/G01             F          301,000.00         ZZ
                                         180        299,196.03          1
    5620 19TH STREET N                 7.625          2,811.73         78
                                       7.375          2,811.73      390,000.00
    ARLINGTON        VA   22205          2            12/15/97         00
    0430598961                           05           01/01/98          0
    1507349896                           O            12/01/12
    0


    1678699          074/G01             F          258,000.00         ZZ
                                         180        254,012.40          1
    4708 SOUTH MOSS CREEK CIRCLE       7.375          2,373.40         74
                                       7.125          2,373.40      350,000.00
    MURRAY           UT   84107          2            08/26/97         00
    0430598979                           05           10/01/97          0
    1507352278                           O            09/01/12
    0


    1678700          074/G01             F          240,000.00         ZZ
                                         180        239,217.81          1
    7166 WETHERINGTON DRIVE            6.625          2,107.19         68
                                       6.375          2,107.19      357,000.00
    WEST CHESTER     OH   45069          1            12/02/97         00
    0430598987                           03           02/01/98          0
    1507354477                           O            01/01/13
    0


    1678701          074/G01             F          245,600.00         ZZ
                                         180        244,095.57          1
    8550 HOOES ROAD                    7.375          2,259.33         80
                                       7.125          2,259.33      307,000.00
    SPRINGFIELD      VA   22153          2            12/08/97         00
    0430598995                           03           01/01/98          0
    1507355753                           O            12/01/12
    0


    1678702          074/G01             F          300,000.00         ZZ
                                         180        297,294.47          1
    1043 NORTH EAST CAPITOL BLVD       7.625          2,802.39         43
                                       7.375          2,802.39      710,000.00
    SALT LAKE CITY   UT   84103          2            10/03/97         00
    0430599001                           05           12/01/97          0
1


    1507357792                           O            11/01/12
    0


    1678703          074/G01             F          245,000.00         ZZ
                                         180        242,053.32          1
    1437 OLYMPIA DRIVE                 7.500          2,271.19         76
                                       7.250          2,271.19      324,000.00
    ROCHESTER HILLS  MI   48309          5            12/30/97         00
    0430599019                           03           01/01/98          0
    1507357919                           O            12/01/12
    0


    1678704          074/G01             F          365,000.00         ZZ
                                         180        361,672.24          1
    2131 SWEETWATER COURT              7.500          3,383.60         73
                                       7.250          3,383.60      500,000.00
    GREEN BAY        WI   54313          1            10/30/97         00
    0430599027                           05           12/01/97          0
    1507360163                           O            11/01/12
    0


    1678705          074/G01             F          702,500.00         ZZ
                                         180        698,243.47          1
    1545 HILLVIEW DRIVE                7.500          6,512.26         73
                                       7.250          6,512.26      965,000.00
    SARASOTA         FL   34239          2            12/15/97         00
    0430599035                           05           01/01/98          0
    1511167462                           O            12/01/12
    0


    1678706          074/G01             F           91,500.00         ZZ
                                         180         90,963.50          1
    9999 NW 52ND ST                    7.875            867.84         75
                                       7.625            867.84      122,000.00
    SUNRISE          FL   33351          2            10/30/97         00
    0430599043                           03           01/01/98          0
    1511190985                           O            12/01/12
    0


    1678707          074/G01             F          272,000.00         ZZ
                                         180        270,297.24          1
    3688 BENEVA OAKS BLVD              7.125          2,463.86         80
                                       6.875          2,463.86      340,000.00
    SARASOTA         FL   34231          1            12/01/97         00
    0430599050                           03           01/01/98          0
    1511193509                           O            12/01/12
    0


1


    1678708          074/G01             F          497,600.00         ZZ
                                         180        494,518.56          1
    9603 DEER WALK COVE                7.250          4,542.41         80
                                       7.000          4,542.41      622,000.00
    GERMANTOWN       TN   38139          1            11/14/97         00
    0430599068                           05           01/01/98          0
    1511196289                           O            12/01/12
    0


    1678709          074/G01             F          370,000.00         ZZ
                                         180        367,658.53          1
    317 RUNNING WIND LANE              7.000          3,325.66         69
                                       6.750          3,325.66      540,000.00
    MAITLAND         FL   32751          2            12/04/97         00
    0430599076                           03           01/01/98          0
    1511197306                           O            12/01/12
    0


    1678710          074/G01             F          260,000.00         ZZ
                                         180        259,206.12          1
    9296 FOREST HILL LANE              7.375          2,391.80         52
                                       7.125          2,391.80      505,000.00
    GERMANTOWN       TN   38139          5            12/09/97         00
    0430599084                           05           02/01/98          0
    1511208264                           O            01/01/13
    0


    1678711          074/G01             F          418,000.00         ZZ
                                         180        415,494.81          1
    390 REDWOOD LANE                   7.625          3,904.67         65
                                       7.375          3,904.67      650,000.00
    KEY BISCAYNE     FL   33149          2            11/14/97         00
    0430599092                           05           01/01/98          0
    1511208570                           O            12/01/12
    0


    1678712          074/G01             F          373,200.00         ZZ
                                         180        370,913.92          1
    2162 GOLDEN EAGLE DRIVE WEST       7.375          3,433.16         78
                                       7.125          3,433.16      483,000.00
    TALLAHASSEE      FL   32312          5            12/22/97         00
    0430599100                           03           01/01/98          0
    1511210335                           O            12/01/12
    0


    1678713          074/G01             F          250,000.00         ZZ
                                         180        248,417.92          1
    1327 BRIDGEPORT DR                 7.000          2,247.07         66
                                       6.750          2,247.07      383,000.00
1


    WINTER PARK      FL   32789          2            12/04/97         00
    0430599118                           03           01/01/98          0
    1511210481                           O            12/01/12
    0


    1678714          074/G01             F          260,000.00         ZZ
                                         180        258,424.63          1
    1041 BELOTES FERRY ROAD            7.500          2,410.23         79
                                       7.250          2,410.23      330,000.00
    LEBANON          TN   37087          2            12/29/97         00
    0430599126                           05           01/01/98          0
    1511213311                           O            12/01/12
    0


    1678715          074/G01             F          260,000.00         ZZ
                                         180        259,188.58          1
    10774 WAVERLEY BLUFF WAY           7.125          2,355.17         45
                                       6.875          2,355.17      590,000.00
    JACKSONVILLE     FL   32223          2            12/29/97         00
    0430599134                           05           02/01/98          0
    1511215714                           O            01/01/13
    0


    1678716          074/G01             F          650,000.00         ZZ
                                         180        646,018.38          1
    4425 NORMANDY ROAD                 7.375          5,979.50         76
                                       7.125          5,979.50      860,000.00
    MEMPHIS          TN   38117          1            11/26/97         00
    0430599142                           05           01/01/98          0
    1511218891                           O            12/01/12
    0


    1678717          074/G01             F          214,600.00         ZZ
                                         180        213,884.82          1
    3134 PALMETTO BLVD                 7.125          1,943.91         37
                                       6.875          1,943.91      590,000.00
    EDISTO BEACH     SC   29438          5            12/08/97         00
    0430599159                           05           02/01/98          0
    1511218949                           O            01/01/13
    0


    1678718          074/G01             F          270,000.00         ZZ
                                         180        267,906.68          1
    13080 LUM CROWE ROAD               7.500          2,502.93         54
                                       7.250          2,502.93      500,000.00
    ROSWELL          GA   30075          2            11/25/97         00
    0430599167                           05           01/01/98          0
    1511220135                           O            12/01/12
    0
1




    1678719          074/G01             F          315,000.00         ZZ
                                         180        313,049.34          1
    2104 TOPEKA AVENUE                 7.250          2,875.52         90
                                       7.000          2,875.52      350,000.00
    LUBBOCK          TX   79407          1            11/20/97         10
    0430599175                           05           01/01/98         12
    1512174532                           O            12/01/12
    0


    1678720          074/G01             F          383,000.00         ZZ
                                         180        379,431.60          1
    105 YALE COURT                     7.250          3,496.27         70
                                       7.000          3,496.27      550,000.00
    SOUTHLAKE        TX   76092          2            10/27/97         00
    0430599183                           03           12/01/97          0
    1512174554                           O            11/01/12
    0


    1678721          074/G01             F          308,000.00         ZZ
                                         180        305,986.83          1
    2642 SOUTH BUENOS AIRES DRIVE      6.625          2,704.23         80
                                       6.375          2,704.23      385,000.00
    COVINA           CA   91724          1            12/10/97         00
    0430599191                           05           01/01/98          0
    1512180310                           O            12/01/12
    0


    1678722          074/G01             F          567,550.00         ZZ
                                         180        562,375.57          1
    3821 COLGATE AVENUE                7.500          5,261.26         59
                                       7.250          5,261.26      970,000.00
    UNIVERSITY PARK  TX   75225          2            10/20/97         00
    0430599209                           05           12/01/97          0
    1512181221                           O            11/01/12
    0


    1678723          074/G01             F          277,500.00         ZZ
                                         180        275,781.57          1
    641 HOLLOWDALE                     7.250          2,533.19         74
                                       7.000          2,533.19      377,500.00
    EDMOND           OK   73034          1            12/16/97         00
    0430599217                           03           01/01/98          0
    1512182406                           O            12/01/12
    0


    1678725          074/G01             F          225,000.00         ZZ
                                         180        223,560.67          1
1


    5728 SPINNAKER POINTE              6.875          2,006.67         67
                                       6.625          2,006.67      338,000.00
    PARKVILLE        MO   64152          1            11/25/97         00
    0430599225                           03           01/01/98          0
    1512191462                           O            12/01/12
    0


    1678726          074/G01             F          318,000.00         ZZ
                                         180        315,746.10          1
    29611 WHITE ELKS WAY               7.000          2,858.27         61
                                       6.750          2,858.27      527,000.00
    TOMBALL          TX   77375          2            11/03/97         00
    0430599233                           03           01/01/98          0
    1512193446                           O            12/01/12
    0


    1678727          074/G01             F          247,500.00         ZZ
                                         180        246,000.36          1
    5840 NORTH PASEO NIGUEL            7.500          2,294.36         75
                                       7.250          2,294.36      330,000.00
    TUCSON           AZ   85718          2            11/06/97         00
    0430599241                           03           01/01/98          0
    1512195612                           O            12/01/12
    0


    1678728          074/G01             F          400,000.00         ZZ
                                         180        397,576.35          1
    5616 NEW CANAAN ROAD               7.500          3,708.05         80
                                       7.250          3,708.05      500,000.00
    EDMOND           OK   73034          2            11/25/97         00
    0430599258                           03           01/01/98          0
    1512197174                           O            12/01/12
    0


    1678729          074/G01             F          500,000.00         ZZ
                                         180        496,984.73          1
    725 SUN VALLEY DRIVE               7.625          4,670.65         72
                                       7.375          4,670.65      700,000.00
    WOODLAND PARK    CO   80863          5            11/03/97         00
    0430599266                           05           01/01/98          0
    1513204366                           O            12/01/12
    0


    1678731          074/G01             F          247,000.00         ZZ
                                         180        244,698.69          1
    29419 SE CHASE ROAD                7.250          2,254.78         76
                                       7.000          2,254.78      328,000.00
    GRESHAM          OR   97080          2            10/14/97         00
    0430599282                           05           12/01/97          0
1


    1513212116                           O            11/01/12
    0


    1678732          074/G01             F          305,000.00         ZZ
                                         180        302,219.27          1
    2005 SKYLINE DRIVE                 7.500          2,827.39         68
                                       7.250          2,827.39      450,000.00
    MILPITAS         CA   95035          2            10/27/97         00
    0430599290                           05           12/01/97          0
    1513212149                           O            11/01/12
    0


    1678733          074/G01             F          105,600.00         ZZ
                                         180        105,281.07          1
    385 S CENTER STREET                7.500            978.93         80
                                       7.250            978.93      132,000.00
    GRANTSVILLE      UT   84029          5            12/17/97         00
    0430599308                           05           02/01/98          0
    1513224068                           O            01/01/13
    0


    1678734          074/G01             F          325,000.00         ZZ
                                         180        323,985.74          1
    1217 SW 174TH PLACE                7.125          2,943.95         76
                                       6.875          2,943.95      430,000.00
    NORMANDY PARK    WA   98166          2            12/02/97         00
    0430599316                           05           02/01/98          0
    1513224240                           O            01/01/13
    0


    1678735          074/G01             F          314,400.00         ZZ
                                         180        312,453.06          1
    1990 COUNTRY CIRCLE                7.250          2,870.04         76
                                       7.000          2,870.04      418,000.00
    SPARKS           NV   89434          5            11/18/97         00
    0430599324                           05           01/01/98          0
    1513224818                           O            12/01/12
    0


    1678736          074/G01             F          380,000.00         ZZ
                                         180        377,672.29          1
    3850 VINE MAPLE STREET             7.375          3,495.71         41
                                       7.125          3,495.71      940,000.00
    EUGENE           OR   97405          5            12/17/97         00
    0430599332                           05           01/01/98          0
    1513227180                           O            12/01/12
    0


1


    1678737          074/G01             F          200,000.00         T
                                         180        198,774.88          1
    12873 N LOMA LINDA EXT RD          7.375          1,839.85         80
                                       7.125          1,839.85      250,000.00
    MOUNT LEMMON     AZ   85749          5            12/23/97         00
    0430599340                           05           01/01/98          0
    1513227703                           O            12/01/12
    0


    1678738          074/G01             F          408,000.00         ZZ
                                         180        406,754.21          1
    1100 RED BUD TRAIL                 7.375          3,753.29         80
                                       7.125          3,753.29      510,000.00
    AUSTIN           TX   78746          2            12/22/97         00
    0430599357                           05           02/01/98          0
    1520016526                           O            01/01/13
    0


    1678739          074/G01             F          262,950.00         ZZ
                                         180        262,129.39          1
    1202 HORSESHOE DRIVE               7.125          2,381.88         64
                                       6.875          2,381.88      417,000.00
    SUGAR LAND       TX   77478          2            12/29/97         00
    0430599365                           05           02/01/98          0
    1521046588                           O            01/01/13
    0


    1678740          074/G01             F          349,800.00         ZZ
                                         180        348,743.56          1
    231 WASHINGTON                     7.500          3,242.69         64
                                       7.250          3,242.69      550,000.00
    SAN ANTONIO      TX   78204          2            12/22/97         00
    0430599373                           05           02/01/98          0
    1526012890                           O            01/01/13
    0


    1678741          074/G01             F          256,000.00         ZZ
                                         180        255,201.07          1
    1430 BIRCHWOOD LANE                7.125          2,318.93         80
                                       6.875          2,318.93      320,000.00
    SACRAMENTO       CA   95822          1            12/30/97         00
    0430599381                           05           02/01/98          0
    1550018575                           O            01/01/13
    0


    1678743          074/G01             F          323,900.00         ZZ
                                         120        320,247.86          1
    840 BEAVER COURT                   7.500          3,844.76         54
                                       7.250          3,844.76      600,000.00
1


    FREMONT          CA   94539          2            12/02/97         00
    0430599399                           03           01/01/98          0
    1561379655                           O            12/01/07
    0


    1678744          074/G01             F          387,000.00         ZZ
                                         180        385,843.97          1
    626 LINDEN AVENUE                  7.625          3,615.09         53
                                       7.375          3,615.09      740,000.00
    LOS ALTOS        CA   94022          2            12/30/97         00
    0430599407                           05           02/01/98          0
    1561380010                           O            01/01/13
    0


    1678747          074/G01             F          850,000.00         ZZ
                                         180        844,620.92          1
    5801 CYPRESS POINT DRIVE           7.000          7,640.05         74
                                       6.750          7,640.05    1,150,000.00
    FORT WORTH       TX   76132          1            12/03/97         00
    0430599415                           03           01/01/98          0
    1563177990                           O            12/01/12
    0


    1678748          074/G01             F          479,600.00         ZZ
                                         180        478,036.93          1
    18620 CYNTHIA AVENUE               6.625          4,210.86         80
                                       6.375          4,210.86      599,500.00
    CUPERTINO        CA   95014          1            12/10/97         00
    0430599423                           05           02/01/98          0
    1563180000                           O            01/01/13
    0


    1678749          074/G01             F          250,000.00         ZZ
                                         180        249,219.80          1
    6299 WILLOWGATE LANE               7.125          2,264.58         40
                                       6.875          2,264.58      640,000.00
    DALLAS           TX   75230          1            12/31/97         00
    0430599431                           03           02/01/98          0
    1563180769                           O            01/01/13
    0


    1678750          074/G01             F           80,800.00         ZZ
                                         180         80,561.27          1
    3225 LAMP POST LANE                7.750            760.56         36
                                       7.500            760.56      225,000.00
    OKLAHOMA CITY    OK   73120          2            12/15/97         00
    0430599449                           05           02/01/98          0
    1563181660                           O            01/01/13
    0
1




    1678752          074/G01             F          278,000.00         ZZ
                                         180        277,151.15          1
    9029 MEADOWKNOLL DRIVE             7.375          2,557.39         80
                                       7.125          2,557.39      348,000.00
    DALLAS           TX   75243          1            12/31/97         00
    0430599456                           05           02/01/98          0
    1563185037                           O            01/01/13
    0


    1678753          074/G01             F          206,250.00         ZZ
                                         180        205,647.34          1
    39704 254TH AVE SE                 7.875          1,956.18         75
                                       7.625          1,956.18      275,000.00
    ENUMCLAW         WA   98022          1            12/16/97         00
    0430599464                           05           02/01/98          0
    1565180475                           O            01/01/13
    0


    1678754          074/G01             F          114,000.00         ZZ
                                         180        113,651.90          1
    4409 144TH PL SW                   7.375          1,048.72         65
                                       7.125          1,048.72      175,500.00
    LYNNWOOD         WA   98037          2            12/24/97         00
    0430599472                           03           02/01/98          0
    1565181106                           O            01/01/13
    0


    1678756          074/G01             F          263,250.00         ZZ
                                         180        262,428.44          1
    600 SIBLEY FOREST DRIVE            7.125          2,384.61         75
                                       6.875          2,384.61      351,000.00
    MARIETTA         GA   30067          5            12/05/97         00
    0430599480                           05           02/01/98          0
    1566116981                           O            01/01/13
    0


    1678757          074/G01             F           74,750.00         ZZ
                                         180         74,521.75          1
    2340 CASTLE LANE                   7.375            687.65         61
                                       7.125            687.65      124,000.00
    MARIETTA         GA   30062          5            12/24/97         00
    0430599498                           05           02/01/98          0
    1566117292                           O            01/01/13
    0


    1678758          074/G01             F          110,000.00         ZZ
                                         180        109,560.43          1
1


    140 INDIAN HILLS COURT             7.250          1,004.15         65
                                       7.000          1,004.15      171,000.00
    MARIETTA         GA   30068          5            12/19/97         00
    0430599506                           05           02/01/98          0
    1566117474                           O            01/01/13
    0


    1678759          074/G01             F          228,000.00         ZZ
                                         180        227,272.82          1
    905 FERNCROFT COURT                6.875          2,033.43         80
                                       6.625          2,033.43      285,000.00
    ROSWELL          GA   30075          1            12/15/97         00
    0430599514                           05           02/01/98          0
    1566117791                           O            01/01/13
    0


    1678760          074/G01             F          392,600.00         ZZ
                                         180        391,427.25          1
    505 TELFORD PLACE                  7.625          3,667.40         69
                                       7.375          3,667.40      575,000.00
    ATLANTA          GA   30342          2            12/17/97         00
    0430599522                           05           02/01/98          0
    1566117951                           O            01/01/13
    0


    1678762          074/G01             F           92,000.00         ZZ
                                         180         91,722.14          1
    1761 WILLIS DRIVE                  7.500            852.86         80
                                       7.250            852.86      115,000.00
    PRATTVILLE       AL   36067          5            12/22/97         00
    0430599530                           05           02/01/98          0
    1566118477                           O            01/01/13
    0


    1678763          074/G01             F          241,650.00         ZZ
                                         180        240,887.60          1
    5171 WISTERIA DRIVE                7.000          2,172.02         80
                                       6.750          2,172.02      302,109.00
    OCEANSIDE        CA   92056          1            12/18/97         00
    0430599548                           03           02/01/98          0
    1567207255                           O            01/01/13
    0


    1678764          074/G01             F          128,700.00         ZZ
                                         180        128,293.95          1
    169 E PALO VERDE AVENUE            7.000          1,156.80         65
                                       6.750          1,156.80      198,500.00
    PALM SPRINGS     CA   92264          5            12/15/97         00
    0430599555                           05           02/01/98          0
1


    1567211922                           O            01/01/13
    0


    1678765          074/G01             F          384,000.00         ZZ
                                         180        382,788.49          1
    1387 CORONA VISTA                  7.000          3,451.51         70
                                       6.750          3,451.51      550,000.00
    CHULA VISTA (BO  CA   91902          2            12/24/97         00
    0430599563                           03           02/01/98          0
    1567212540                           O            01/01/13
    0


    1678766          074/G01             F          424,000.00         ZZ
                                         180        422,676.77          1
    2887 VIA POSADA LA JOLLA AREA      7.125          3,840.73         80
                                       6.875          3,840.73      530,000.00
    SAN DIEGO        CA   92037          2            12/31/97         00
    0430599571                           01           02/01/98          0
    1567215264                           O            01/01/13
    0


    1678767          074/G01             F          238,000.00         ZZ
                                         180        230,653.00          1
    10461 NORTH 117TH PLACE            7.250          2,172.62         45
                                       7.000          2,172.62      540,000.00
    SCOTTSDALE       AZ   85259          2            12/16/97         00
    0430599589                           03           02/01/98          0
    1569185936                           O            01/01/13
    0


    1678768          074/G01             F          112,500.00         ZZ
                                         180        111,825.75          1
    1061 WEST RIO HONDO COURT          7.625          1,050.90         60
                                       7.375          1,050.90      188,000.00
    GREEN VALLEY     AZ   85614          2            11/21/97         00
    0430599597                           05           01/01/98          0
    1569186779                           O            12/01/12
    0


    1678769          074/G01             F          400,000.00         ZZ
                                         180        397,522.96          1
    102 OLD SALUDA DAM ROAD            7.250          3,651.46         51
                                       7.000          3,651.46      799,000.00
    EASLEY           SC   29640          2            12/05/97         00
    0430599605                           05           01/01/98          0
    1577102515                           O            12/01/12
    0


1


    1678770          074/G01             F          325,000.00         ZZ
                                         180        323,030.77          1
    1000 BROCKMAN ROAD                 7.500          3,012.80         49
                                       7.250          3,012.80      675,000.00
    GREER            SC   29651          2            12/04/97         00
    0430599613                           05           01/01/98          0
    1577106367                           O            12/01/12
    0


    1678773          074/G01             F           43,000.00         ZZ
                                         180         42,868.70          1
    1086 REED BULL ROAD                7.375            395.57         80
                                       7.125            395.57       54,000.00
    NEW MARKET       TN   37820          5            12/12/97         00
    0430599621                           05           02/01/98          0
    1577108544                           O            01/01/13
    0


    1678775          074/G01             F          400,000.00         ZZ
                                         180        398,765.21          1
    17 PENINSULA DRIVE                 7.250          3,651.46         70
                                       7.000          3,651.46      575,000.00
    HILTON HEAD ISL  SC   29926          5            12/10/97         00
    0430599639                           03           02/01/98          0
    1577109230                           O            01/01/13
    0


    1678777          074/G01             F          285,000.00         ZZ
                                         180        284,157.98          1
    9604 STANFIELD ROAD                7.750          2,682.64         51
                                       7.500          2,682.64      560,000.00
    BRENTWOOD        TN   37027          5            12/05/97         00
    0430599647                           05           02/01/98          0
    1577109810                           O            01/01/13
    0


    1678778          074/G01             F           50,000.00         ZZ
                                         180         49,847.32          1
    16 PURDUE COURT                    7.375            459.97         52
                                       7.125            459.97       97,000.00
    MAULDIN          SC   29662          1            12/10/97         00
    0430599654                           05           02/01/98          0
    1577110080                           O            01/01/13
    0


    1678779          074/G01             F          315,000.00         ZZ
                                         180        314,027.61          1
    1023 14TH AVENUE DRIVE NW          7.250          2,875.52         75
                                       7.000          2,875.52      425,000.00
1


    HICKORY          NC   28601          5            12/29/97         00
    0430599662                           05           02/01/98          0
    1577111083                           O            01/01/13
    0


    1678780          074/G01             F           38,400.00         ZZ
                                         180         38,291.46          1
    404 YOUNG HIGH PIKE                8.250            372.54         80
                                       8.000            372.54       48,000.00
    KNOXVILLE        TN   37920          5            12/17/97         00
    0430599670                           05           02/01/98          0
    1577111571                           O            01/01/13
    0


    1678782          074/G01             F          290,000.00         ZZ
                                         180        289,104.77          1
    28311 WELD COUNTY RD 15            7.250          2,647.31         70
                                       7.000          2,647.31      416,500.00
    WINDSOR          CO   80550          2            12/23/97         00
    0430599696                           05           02/01/98          0
    1579065395                           O            01/01/13
    0


    1678783          074/G01             F          169,000.00         ZZ
                                         180        168,489.59          1
    229 PANORAMA DRIVE                 7.500          1,566.66         65
                                       7.250          1,566.66      260,000.00
    ELIZABETH        CO   80107          5            12/19/97         00
    0430599704                           05           02/01/98          0
    1579067390                           O            01/01/13
    0


    1678784          074/G01             F          250,000.00         ZZ
                                         180        249,228.26          1
    1720 WYNKOOP ST #404               7.250          2,282.16         47
                                       7.000          2,282.16      535,000.00
    DENVER           CO   80202          1            12/15/97         00
    0430599712                           08           02/01/98          0
    1579068407                           O            01/01/13
    0


    1678785          074/G01             F           99,500.00         ZZ
                                         180         98,843.85          1
    275 ROYAL DR                       7.750            936.57         53
                                       7.500            936.57      188,000.00
    BAILEY           CO   80421          2            12/29/97         00
    0430599720                           05           02/01/98          0
    1579069170                           O            01/01/13
    0
1




    1678786          074/G01             F          104,800.00         ZZ
                                         180        103,306.53          1
    110 EVERETT DRIVE                  7.625            978.97         50
                                       7.375            978.97      209,682.00
    RAYNHAM          MA   02767          1            12/23/97         00
    0430599738                           05           02/01/98          0
    1580062055                           O            01/01/13
    0


    1678788          074/G01             F          143,000.00         ZZ
                                         180        142,595.82          1
    16 HARVEST DRIVE                   8.250          1,387.31         58
                                       8.000          1,387.31      250,000.00
    FALMOUTH         MA   02536          5            12/12/97         00
    0430599746                           05           02/01/98          0
    1580062292                           O            01/01/13
    0


    1678789          074/G01             F          207,000.00         ZZ
                                         180        205,745.75          1
    12 COLONIAL LANE                   7.500          1,918.92         64
                                       7.250          1,918.92      326,500.00
    CANTON           MA   02121          2            12/03/97         00
    0430599753                           05           01/01/98          0
    1580067933                           O            12/01/12
    0


    1678790          074/G01             F          405,000.00         ZZ
                                         180        403,749.78          1
    11 HILLCREST ROAD                  7.250          3,697.10         65
                                       7.000          3,697.10      625,000.00
    WESTON           MA   02193          1            12/16/97         00
    0430599761                           05           02/01/98          0
    1580070847                           O            01/01/13
    0


    1678791          074/G01             F          245,000.00         ZZ
                                         180        244,276.16          1
    4569 WALDEN DRIVE                  7.750          2,306.13         75
                                       7.500          2,306.13      330,000.00
    BLOOMFIELD HILL  MI   48301          1            12/03/97         00
    0430599779                           05           02/01/98          0
    1581135008                           O            01/01/13
    0


    1678794          074/G01             F          155,000.00         ZZ
                                         180        154,547.09          1
1


    2305 BLUE HERON                    7.875          1,470.10         75
                                       7.625          1,470.10      209,000.00
    FENTON           MI   48430          2            12/19/97         00
    0430599787                           05           02/01/98          0
    1581144439                           O            01/01/13
    0


    1678795          074/G01             F          226,000.00         ZZ
                                         180        225,324.90          1
    7221 SILVER BEECH                  7.625          2,111.14         63
                                       7.375          2,111.14      360,000.00
    WEST BLOOMFIELD  MI   48323          2            12/15/97         00
    0430599795                           05           02/01/98          0
    1581145293                           O            01/01/13
    0


    1678796          074/G01             F          178,000.00         ZZ
                                         180        176,909.64          1
    16477 JESSICA DRIVE                7.375          1,637.47         80
                                       7.125          1,637.47      222,500.00
    MACOMB TWP       MI   48042          5            12/02/97         00
    0430599803                           05           01/01/98          0
    1581145340                           O            12/01/12
    0


    1678797          074/G01             F           80,000.00         ZZ
                                         180         79,521.08          1
    32348 FAIRCHILD                    7.875            758.76         80
                                       7.625            758.76      100,000.00
    WESTLAND         MI   48186          5            12/02/97         00
    0430599811                           05           01/01/98          0
    1581146730                           O            12/01/12
    0


    1678798          074/G01             F           70,000.00         ZZ
                                         180         69,802.15          1
    207 WEST FOURTH STREET             8.250            679.10         58
                                       8.000            679.10      121,900.00
    ELK RAPIDS       MI   49629          2            12/24/97         00
    0430599829                           05           02/01/98          0
    1581147007                           O            01/01/13
    0


    1678799          074/G01             F          236,000.00         ZZ
                                         180        235,295.03          1
    28871 WILTON DRIVE                 7.625          2,204.55         75
                                       7.375          2,204.55      315,000.00
    FARMINGTON HILL  MI   48331          5            12/29/97         00
    0430599837                           05           02/01/98          0
1


    1581148892                           O            01/01/13
    0


    1678800          074/G01             F          273,750.00         ZZ
                                         180        272,091.30          1
    5847 TOWER DR                      7.500          2,537.69         75
                                       7.250          2,537.69      365,000.00
    WOODBURY         MN   55125          2            11/06/97         00
    0430599845                           05           01/01/98          0
    1583072930                           O            12/01/12
    0


    1678803          074/G01             F          317,000.00         ZZ
                                         180        315,036.95          1
    3563 WOODLAND COURT                7.250          2,893.78         77
                                       7.000          2,893.78      417,000.00
    EAGAN            MN   55123          1            11/25/97         00
    0430599852                           05           01/01/98          0
    1583076307                           O            12/01/12
    0


    1678805          074/G01             F          244,500.00         ZZ
                                         180        243,761.58          2
    2419 LAKE PLACE                    7.500          2,266.55         75
                                       7.250          2,266.55      326,000.00
    MINNEAPOLIS      MN   55405          5            12/10/97         00
    0430599860                           05           02/01/98          0
    1583078970                           O            01/01/13
    0


    1678806          074/G01             F           50,000.00         ZZ
                                         180         49,848.99          1
    5443 UPPER 147TH STREET WEST       7.500            463.51         57
                                       7.250            463.51       88,000.00
    APPLE VALLEY     MN   55124          1            12/30/97         00
    0430599878                           09           02/01/98          0
    1583079746                           O            01/01/13
    0


    1678807          074/G01             F          108,000.00         ZZ
                                         180        107,677.39          1
    2332 121ST STREET EAST             7.625          1,008.86         75
                                       7.375          1,008.86      144,000.00
    BURNSVILLE       MN   55337          2            12/22/97         00
    0430599886                           05           02/01/98          0
    1583079892                           O            01/01/13
    0


1


    1678808          074/G01             F          241,000.00         ZZ
                                         180        240,247.88          1
    25 CLARKSON FARM DRIVE             7.125          2,183.06         72
                                       6.875          2,183.06      335,000.00
    CLARKSON VALLEY  MO   63017          2            12/23/97         00
    0430599894                           03           02/01/98          0
    1583081012                           O            01/01/13
    0


    1678809          074/G01             F          108,500.00         ZZ
                                         180        107,949.23          1
    401 HOLLY ROAD                     7.750          1,021.29         73
                                       7.500          1,021.29      149,000.00
    EDGEWATER        MD   21037          2            12/15/97         00
    0430599902                           05           02/01/98          0
    1587092994                           O            01/01/13
    0


    1678810          074/G01             F           50,000.00         ZZ
                                         180         49,703.87          1
    2152 PROSPECT AVENUE               7.875            474.23         59
                                       7.625            474.23       85,000.00
    BENSALEM         PA   19021          5            11/26/97         00
    0430599910                           05           01/01/98          0
    1587094140                           O            12/01/12
    0


    1678811          074/G01             F          360,000.00         T
                                         180        358,948.08          1
    105 WEST BAYVIEW DRIVE             7.875          3,414.42         76
                                       7.625          3,414.42      475,000.00
    ANNAPOLIS        MD   21403          5            12/17/97         00
    0430599928                           05           02/01/98          0
    1587094990                           O            01/01/13
    0


    1678813          074/G01             F           82,000.00         ZZ
                                         180         81,741.29          1
    11 IVY HILL ROAD                   7.000            737.04         80
                                       6.750            737.04      103,000.00
    LEVITTOWN        PA   19057          5            12/24/97         00
    0430599936                           05           02/01/98          0
    1587096951                           O            01/01/13
    0


    1678814          074/G01             F          150,000.00         ZZ
                                         180        149,546.98          1
    1589 LAKE JAMES DRIVE              7.500          1,390.52         75
                                       7.250          1,390.52      200,000.00
1


    VIRGINIA BEACH   VA   23464          1            12/19/97         00
    0430599944                           03           02/01/98          0
    1587096984                           O            01/01/13
    0


    1678815          074/G01             F          360,000.00         ZZ
                                         180        358,888.69          1
    2000 ISLAND BLVD 2901              7.250          3,286.31         62
                                       7.000          3,286.31      585,000.00
    AVENTURA         FL   33160          2            12/08/97         00
    0430599951                           06           02/01/98          0
    1589142594                           O            01/01/13
    0


    1678816          074/G01             F           40,000.00         ZZ
                                         180         39,781.81          1
    2494 NW 98TH LN                    7.750            376.52         50
                                       7.500            376.52       80,000.00
    SUNRISE          FL   33322          5            12/22/97         00
    0430599969                           05           02/01/98          0
    1589147168                           O            01/01/13
    0


    1678817          074/G01             F          134,000.00         ZZ
                                         180        133,196.89          1
    417 WEST PINE ST                   7.625          1,251.74         80
                                       7.375          1,251.74      167,500.00
    ST. GEORGE ISLA  FL   32328          5            11/26/97         00
    0430599977                           05           01/01/98          0
    1589149141                           O            12/01/12
    0


    1678818          074/G01             F          475,000.00         ZZ
                                         180        473,533.69          1
    2295 SE 8TH ST                     7.250          4,336.10         75
                                       7.000          4,336.10      635,000.00
    POMPANO BEACH    FL   33062          2            12/05/97         00
    0430599985                           05           02/01/98          0
    1589149390                           O            01/01/13
    0


    1678819          074/G01             F          300,000.00         ZZ
                                         180        298,920.71          1
    84 BAL CROSS DRIVE                 7.375          2,759.77         57
                                       7.125          2,759.77      530,000.00
    BAL HARBOUR      FL   33154          5            12/09/97         00
    0430599993                           05           02/01/98          0
    1589149470                           O            01/01/13
    0
1




    1678821          074/G01             F           39,000.00         ZZ
                                         180         38,888.53          1
    15431 TIPTOE CT                    8.125            375.53         65
                                       7.875            375.53       60,000.00
    SPRING HILL      FL   34610          5            12/12/97         00
    0430600007                           05           02/01/98          0
    1589151278                           O            01/01/13
    0


    1678822          074/G01             F           63,700.00         ZZ
                                         180         63,505.49          1
    9302 SW 1ST ST UNIT 401            7.375            586.00         75
                                       7.125            586.00       85,500.00
    PLANTATION       FL   33324          1            12/30/97         00
    0430600015                           01           02/01/98          0
    1589151325                           O            01/01/13
    0


    1678823          074/G01             F           76,000.00         ZZ
                                         180         75,762.81          1
    4131 SW 113TH CT                   7.125            688.44         57
                                       6.875            688.44      135,000.00
    MIAMI            FL   33165          2            12/31/97         00
    0430600023                           05           02/01/98          0
    1589151405                           O            01/01/13
    0


    1678824          074/G01             F          277,850.00         ZZ
                                         180        276,992.29          1
    6782 NW 112TH AVE                  7.250          2,536.39         75
                                       7.000          2,536.39      370,490.00
    MIAMI            FL   33178          1            12/29/97         00
    0430600031                           03           02/01/98          0
    1589154367                           O            01/01/13
    0


    1678825          074/G01             F          150,000.00         ZZ
                                         180        149,091.13          1
    2257 NW 31ST AVENUE                7.500          1,390.52         28
                                       7.250          1,390.52      540,000.00
    GAINESVILLE      FL   32605          5            12/02/97         00
    0430600049                           05           01/01/98          0
    1590059080                           O            12/01/12
    0


    1678826          074/G01             F           32,000.00         ZZ
                                         180         31,905.46          1
1


    915 WOODMERE CIRCLE                7.750            301.21         30
                                       7.500            301.21      110,000.00
    ORMOND BEACH     FL   32174          5            12/22/97         00
    0430600056                           05           02/01/98          0
    1590061456                           O            01/01/13
    0


    1678827          074/G01             F           79,200.00         ZZ
                                         180         78,950.12          1
    2130 FLOYD DRIVE                   7.000            711.88         80
                                       6.750            711.88       99,000.00
    BILOXI           MS   39531          2            12/23/97         00
    0430600064                           05           02/01/98          0
    1590062890                           O            01/01/13
    0


    1678828          074/G01             F           48,000.00         ZZ
                                         180         47,862.81          1
    2307 TRAVELERS PALM DRIVE          8.125            462.19         78
                                       7.875            462.19       62,000.00
    EDGEWATER        FL   32141          5            12/29/97         00
    0430600072                           05           02/01/98          0
    1590063870                           O            01/01/13
    0


    1678830          074/G01             F          468,750.00         ZZ
                                         180        465,909.77          1
    16292 WALRUS LANE                  7.500          4,345.38         75
                                       7.250          4,345.38      625,000.00
    HUNTINGTON BEAC  CA   92649          5            11/24/97         00
    0430600080                           05           01/01/98          0
    1595054913                           O            12/01/12
    0


    1678831          074/G01             F          159,000.00         ZZ
                                         180        158,492.89          1
    8000 EAST WOODSBORO AVENUE         6.875          1,418.05         71
                                       6.625          1,418.05      225,000.00
    ANAHEIM          CA   92807          2            12/24/97         00
    0430600098                           05           02/01/98          0
    1595069524                           O            01/01/13
    0


    1678832          074/G01             F          295,000.00         ZZ
                                         180        294,089.34          1
    1033 GRANVILLE DRIVE               7.250          2,692.95         50
                                       7.000          2,692.95      600,000.00
    NEWPORT BEACH    CA   92660          2            12/23/97         00
    0430600106                           01           02/01/98          0
1


    1595070410                           O            01/01/13
    0


    1678833          074/G01             F          292,000.00         ZZ
                                         180        291,088.72          1
    7422 NIXON CT                      7.125          2,645.03         80
                                       6.875          2,645.03      366,000.00
    VENTURA          CA   93003          1            12/19/97         00
    0430600114                           05           02/01/98          0
    1596048982                           O            01/01/13
    0


    1678834          074/G01             F          250,500.00         ZZ
                                         180        249,031.27          1
    1579 CLEO SPRINGS DRIVE            7.875          2,375.87         66
                                       7.625          2,375.87      385,000.00
    SAN JOSE         CA   95131          2            12/04/97         00
    0430600122                           05           01/01/98          0
    1596054001                           O            12/01/12
    0


    1678835          074/G01             F          405,000.00         ZZ
                                         180        403,749.78          1
    23570 PARK BELMONTE                7.250          3,697.10         73
                                       7.000          3,697.10      555,000.00
    CALABASAS        CA   91302          2            12/22/97         00
    0430600130                           03           02/01/98          0
    1596056460                           O            01/01/13
    0


    1678837          074/G01             F          138,500.00         ZZ
                                         180        138,081.70          1
    16751 AMBERWOOD COURT              7.500          1,283.92         64
                                       7.250          1,283.92      218,000.00
    RIVERSIDE        CA   92504          5            12/31/97         00
    0430600148                           05           02/01/98          0
    1596058501                           O            01/01/13
    0


    1678839          074/G01             F          300,000.00         ZZ
                                         180        299,093.96          1
    409 ASCOT LN                       7.500          2,781.04         39
                                       7.250          2,781.04      785,000.00
    OAKBROOK         IL   60521          1            12/19/97         00
    0430600155                           03           02/01/98          0
    1613030063                           O            01/01/13
    0


1


    1678840          074/G01             F          415,000.00         ZZ
                                         180        413,718.91          1
    60 BRISTOL CT                      7.250          3,788.38         80
                                       7.000          3,788.38      519,500.00
    LAKE BLUFF       IL   60044          1            12/29/97         00
    0430600163                           05           02/01/98          0
    1613030733                           O            01/01/13
    0


    1678841          074/G01             F          296,800.00         ZZ
                                         180        295,883.79          1
    7609 S FLORENCE AVE                7.250          2,709.38         80
                                       7.000          2,709.38      371,000.00
    DOWNERS GROVE    IL   60516          2            12/16/97         00
    0430600171                           05           02/01/98          0
    1613030981                           O            01/01/13
    0


    1678842          074/G01             F          274,900.00         ZZ
                                         180        274,060.62          1
    1617 ASTOR AVENUE                  7.375          2,528.87         80
                                       7.125          2,528.87      343,675.00
    OAKBROOK TERRAC  IL   60181          1            12/23/97         00
    0430600189                           01           02/01/98          0
    1627004550                           O            01/01/13
    0


    1678843          074/G01             F          268,000.00         ZZ
                                         180        267,163.62          1
    406 S COLLEGE PKY                  7.125          2,427.63         74
                                       6.875          2,427.63      365,000.00
    FREDERICK        MD   21701          2            12/23/97         00
    0430600197                           05           02/01/98          0
    1821125012                           O            01/01/13
    0


    1678860          074/074             F          235,000.00         ZZ
                                         180        234,298.02          1
    432 MIDDLETOWN LINCR               7.625          2,195.21         74
                                       7.375          2,195.21      321,000.00
    LINCROFT         NJ   07738          2            12/30/97         00
    1101220233                           05           02/01/98          0
    1101220233                           O            01/01/13
    0


    1678861          074/074             F          560,000.00         ZZ
                                         180        558,213.95          1
    131 MINE MOUNT RD                  6.875          4,994.38         61
                                       6.625          4,994.38      925,000.00
1


    BERNARDSVILLE    NJ   07924          2            12/30/97         00
    1101228916                           05           02/01/98          0
    1101228916                           O            01/01/13
    0


    1678863          074/074             F          189,350.00         ZZ
                                         180        188,771.83          1
    55 EAST 9TH STREET                 7.375          1,741.88         70
                                       7.125          1,741.88      270,511.00
    NEW YORK         NY   10003          1            12/23/97         00
    1106080663                           11           02/01/98          0
    1106080663                           O            01/01/13
    0


    1678867          074/074             F          100,000.00         ZZ
                                         180         99,701.29          1
    1783 WEST 4TH STREET               7.625            934.13         46
                                       7.375            934.13      220,000.00
    BROOKLYN         NY   11223          1            12/23/97         00
    1106099945                           05           02/01/98          0
    1106099945                           O            01/01/13
    0


    1678870          074/074             F          270,000.00         ZZ
                                         180        269,129.49          1
    7 PERRINE LANE                     6.750          2,389.26         72
                                       6.500          2,389.26      377,065.00
    CRANBURY         NJ   08512          1            12/15/97         00
    1106103000                           05           02/01/98          0
    1106103000                           O            01/01/13
    0


    1678871          074/074             F          600,000.00         ZZ
                                         180        598,227.34          1
    205 EVERITT AVENUE                 7.750          5,647.66         67
                                       7.500          5,647.66      900,000.00
    HEWLETT HARBOR   NY   11557          1            12/24/97         00
    1106106778                           05           02/01/98          0
    1106106778                           O            01/01/13
    0


    1678873          074/074             F          265,400.00         ZZ
                                         180        264,562.67          1
    32 CODDINGTON GRV                  7.000          2,385.50         80
                                       6.750          2,385.50      331,786.00
    PITTSFORD        NY   14534          1            12/19/97         00
    1107031867                           05           02/01/98          0
    1107031867                           O            01/01/13
    0
1




    1678874          074/074             F          259,000.00         ZZ
                                         180        258,200.47          1
    200 WETHERILL RD                   7.250          2,364.32         70
                                       7.000          2,364.32      370,000.00
    GARDEN CITY      NY   11530          2            12/29/97         00
    1111133838                           05           02/01/98          0
    1111133838                           O            01/01/13
    0


    1678875          074/074             F          160,000.00         ZZ
                                         180        159,511.45          1
    36 ALEWIVE BROOK RO                7.375          1,471.88         37
                                       7.125          1,471.88      440,000.00
    EAST HAMPTON     NY   11937          5            12/10/97         00
    1111135571                           05           02/01/98          0
    1111135571                           O            01/01/13
    0


    1678876          074/074             F          146,250.00         ZZ
                                         180        145,822.66          1
    95 EMPRESS PINE DR                 7.875          1,387.11         65
                                       7.625          1,387.11      225,000.00
    NESCONSET        NY   11967          2            12/08/97         00
    1111139018                           05           02/01/98          0
    1111139018                           O            01/01/13
    0


    1678877          074/074             F          310,000.00         ZZ
                                         180        309,063.76          1
    9 CHISWELL DR                      7.500          2,873.74         73
                                       7.250          2,873.74      425,000.00
    MELVILLE         NY   11747          5            12/24/97         00
    1111144200                           05           02/01/98          0
    1111144200                           O            01/01/13
    0


    1678879          074/074             F          100,000.00         ZZ
                                         180         89,704.55          1
    150 W 56TH ST UNIT 4               7.750            941.28         54
                                       7.500            941.28      187,000.00
    NEW YORK         NY   10019          1            12/15/97         00
    1111145350                           01           02/01/98          0
    1111145350                           O            01/01/13
    0


    1678880          074/074             F          499,000.00         ZZ
                                         180        497,509.42          1
1


    68 BEDFORD ST                      7.625          4,661.31         39
                                       7.375          4,661.31    1,300,000.00
    NEW YORK         NY   10014          1            12/03/97         00
    1111145451                           07           02/01/98          0
    1111145451                           O            01/01/13
    0


    1678881          074/074             F          143,000.00         ZZ
                                         180        142,568.12          1
    231 COOLIDGE ST                    7.500          1,325.63         65
                                       7.250          1,325.63      220,000.00
    CENTERPORT       NY   11721          2            12/19/97         00
    1111145644                           05           02/01/98          0
    1111145644                           O            01/01/13
    0


    1678882          074/074             F          211,500.00         ZZ
                                         180        210,861.24          1
    3 WILLOW LANE                      7.500          1,960.63         75
                                       7.250          1,960.63      282,000.00
    FARMINGTON       CT   06032          2            12/08/97         00
    1113067042                           05           02/01/98          0
    1113067042                           O            01/01/13
    0


    1678883          074/074             F          338,000.00         ZZ
                                         120        335,147.71          1
    120 W SUMNER AVENUE                7.625          4,034.21         58
                                       7.375          4,034.21      586,000.00
    BRANT BEACH      NJ   08008          2            12/15/97         00
    1113069285                           05           02/01/98          0
    1113069285                           O            01/01/08
    0


    1678884          074/074             F          310,000.00         ZZ
                                         180        309,000.53          1
    25 PAPERMILL ROAD                  6.750          2,743.22         50
                                       6.500          2,743.22      630,000.00
    MANHASSET        NY   11030          2            12/24/97         00
    1115005647                           05           02/01/98          0
    1115005647                           O            01/01/13
    0


    1678885          074/074             F          112,000.00         ZZ
                                         180        111,558.02          1
    10260 DUSTIN RD                    7.375          1,030.31         78
                                       7.125          1,030.31      145,000.00
    REMSEN           NY   13438          5            12/10/97         00
    1116019498                           05           02/01/98          0
1


    1116019498                           O            01/01/13
    0


    1678886          074/074             F           68,000.00         ZZ
                                         180         67,794.63          1
    111 HICKS STREET UNI               7.500            630.37         67
                                       7.250            630.37      102,000.00
    BROOKLYN         NY   11201          2            12/29/97         00
    1117000837                           05           02/01/98          0
    1117000837                           O            01/01/13
    0


    1678887          074/074             F          131,250.00         ZZ
                                         180        130,480.46          1
    3 LONG VALLEY DRIV                 7.875          1,244.84         75
                                       7.625          1,244.84      175,000.00
    NANUET           NY   10954          2            12/03/97         00
    1500363899                           01           01/01/98          0
    1500363899                           O            12/01/12
    0


    1678888          074/074             F          345,000.00         ZZ
                                         180        341,955.85          1
    91 EAGLE CHASE UNIT                7.875          3,272.15         75
                                       7.625          3,272.15      460,000.00
    WOODBURY         NY   11747          1            11/02/97         00
    1500367980                           01           12/01/97          0
    1500367980                           O            11/01/12
    0


    1678889          074/074             F           71,500.00         ZZ
                                         180         71,291.08          1
    179 PEOPLES RD                     7.875            678.14         52
                                       7.625            678.14      139,500.00
    SAUGERTIES       NY   12477          5            12/18/97         00
    1500372255                           05           02/01/98          0
    1500372255                           O            01/01/13
    0


    1678890          074/074             F          304,000.00         ZZ
                                         180        302,237.10          2
    150-41 25TH DR                     8.000          2,905.19         80
                                       7.750          2,905.19      380,000.00
    WHITESTONE       NY   11354          1            11/26/97         00
    1500383342                           05           01/01/98          0
    1500383342                           O            12/01/12
    0


1


    1678892          074/074             F          109,000.00         ZZ
                                         180        108,310.22          1
    108 W NECK RD                      7.000            979.72         46
                                       6.750            979.72      240,000.00
    HUNTINGTON       NY   11743          2            12/03/97         00
    1500388765                           05           01/01/98          0
    1500388765                           O            12/01/12
    0


    1678894          074/074             F          400,000.00         ZZ
                                         180         98,194.90          1
    2 ASHTON RD                        7.250          3,651.45         62
                                       7.000          3,651.45      655,000.00
    KATONAH          NY   10536          1            12/30/97         00
    1500394826                           05           02/01/98          0
    1500394826                           O            01/01/13
    0


    1678895          074/074             F          330,000.00         ZZ
                                         180        328,760.53          1
    9 SUNSET CT                        7.500          3,059.14         72
                                       7.250          3,059.14      460,000.00
    W WINDSOR TOWNS  NJ   08550          2            12/23/97         00
    1500395283                           05           02/01/98          0
    1500395283                           O            01/01/13
    0


    1678896          074/074             F          650,000.00         T
                                         180        644,073.87          1
    84 E 11TH ST                       7.500          6,025.58         74
                                       7.250          6,025.58      890,000.00
    AVALON           NJ   08202          1            11/29/97         00
    1500395658                           05           12/01/97          0
    1500395658                           O            11/01/12
    0


    1678897          074/074             F          110,000.00         ZZ
                                         180        108,941.47          1
    719 FAIRVIEW AVE                   6.875            981.04         52
                                       6.625            981.04      212,500.00
    WESTBURY         NY   11590          1            11/05/97         00
    1500396640                           05           12/01/97          0
    1500396640                           O            11/01/12
    0


    1678898          074/074             F          140,000.00         ZZ
                                         180        139,205.88          1
    124 RIVERVALE RD                   8.250          1,358.20         59
                                       8.000          1,358.20      240,000.00
1


    PARK RIDGE       NJ   07656          5            11/12/97         00
    1500397198                           05           01/01/98          0
    1500397198                           O            12/01/12
    0


    1678899          074/074             F          444,000.00         ZZ
                                         180        441,309.76          1
    333 OXFORD DR                      7.500          4,115.93         60
                                       7.250          4,115.93      750,000.00
    SHORT HILLS      NJ   70780          2            12/11/97         00
    1500402108                           05           01/01/98          0
    1500402108                           O            12/01/12
    0


    1678900          074/074             F          185,600.00         ZZ
                                         180        185,039.46          2
    290 GRAFF AVE                      7.500          1,720.54         80
                                       7.250          1,720.54      232,000.00
    BRONX            NY   10465          5            11/25/97         00
    1500407156                           05           02/01/98          0
    1500407156                           O            01/01/13
    0


    1678901          074/074             F          214,600.00         ZZ
                                         180        213,299.71          1
    64 PARRY DRIVE                     7.500          1,989.37         79
                                       7.250          1,989.37      273,000.00
    MT HOLLY         NJ   08060          5            12/16/97         00
    1500408931                           03           01/01/98          0
    1500408931                           O            12/01/12
    0


    1678902          074/074             F          280,000.00         ZZ
                                         180        279,116.61          1
    35 GRIST MILL ROAD                 7.000          2,516.72         75
                                       6.750          2,516.72      375,000.00
    MONROE           CT   06468          2            12/30/97         00
    1580067591                           05           02/01/98          0
    1580067591                           O            01/01/13
    0


    1678903          074/074             F           70,000.00         ZZ
                                         180         69,793.18          1
    315 COLONIAL ROAD                  7.750            658.90         65
                                       7.500            658.90      109,000.00
    EDGEWATER PARK   NJ   08010          5            12/09/97         00
    1587094151                           05           02/01/98          0
    1587094151                           O            01/01/13
    0
1




    1678904          074/074             F          130,000.00         ZZ
                                         180        129,594.29          1
    201 COKESBURY ROAD                 7.125          1,177.59         50
                                       6.875          1,177.59      260,000.00
    CLINTON TWP      NJ   08833          2            12/24/97         00
    1587095085                           05           02/01/98          0
    1587095085                           O            01/01/13
    0


    1678905          074/074             F          149,000.00         ZZ
                                         180        148,554.91          1
    6 VIEWMONT TERRACE                 7.625          1,391.86         65
                                       7.375          1,391.86      230,000.00
    MONTVILLE        NJ   07045          5            12/10/97         00
    1587095267                           05           02/01/98          0
    1587095267                           O            01/01/13
    0


    1679094          E26/G01             F          260,000.00         ZZ
                                         180        259,197.38          1
    16232 DEER LAKE ROAD               7.250          2,373.45         75
                                       7.000          2,373.45      347,000.00
    DERWOOD          MD   20855          2            12/10/97         00
    0430570747                           05           02/01/98          0
    45700878                             O            01/01/13
    0


    1679098          E26/G01             F          290,000.00         ZZ
                                         180        289,104.77          1
    12005 WHIPPOORWILL LANE            7.250          2,647.31         79
                                       7.000          2,647.31      367,500.00
    ROCKVILLE        MD   20852          2            12/22/97         00
    0430570861                           05           02/01/98          0
    45700833                             O            01/01/13
    0


    1679235          B24/G01             F          162,000.00         ZZ
                                         180        162,000.00          1
    358 SOUNDVIEW AVENUE               7.375          1,490.28         50
                                       7.125          1,490.28      325,000.00
    STAMFORD         CT   06901          2            01/14/98         00
    0430573899                           05           03/01/98          0
    1679235                              O            02/01/13
    0


    1679321          685/G01             F          384,000.00         ZZ
                                         180        384,000.00          1
1


    3113 OAKCREST DRIVE                7.500          3,559.73         80
                                       7.250          3,559.73      480,000.00
    LOS ANGELES      CA   90068          1            01/01/98         00
    0430574152                           05           03/01/98          0
    110385                               O            02/01/13
    0


    1679744          A06/G01             F          650,000.00         ZZ
                                         180        650,000.00          1
    1911 SHERWOOD GLEN                 7.250          5,933.61         67
                                       7.000          5,933.61      975,000.00
    BLOOMFIELD HILL  MI   48302          2            01/02/98         00
    0430576314                           05           03/01/98          0
    9716036                              O            02/01/13
    0


    1679809          462/462             F          320,350.00         ZZ
                                         180        319,350.24          1
    11191 NW 70 STREET                 7.125          2,901.84         80
                                       6.875          2,901.84      400,490.00
    MIAMI            FL   33178          1            12/30/97         00
    0005041207                           03           02/01/98          0
    0005041207                           O            01/01/13
    0


    1680047          450/450             F          600,000.00         ZZ
                                         164        597,911.86          1
    6201 EDWARDS MOUNTAIN COVE         7.625          5,900.64         80
                                       7.375          5,900.64      750,000.00
    AUSTIN           TX   78731          4            12/17/97         00
    3917622                              05           02/01/98          0
    3917622                              O            09/01/11
    0


    1680098          356/G01             F          268,900.00         ZZ
                                         180        268,900.00          1
    1576 CALYPSO DRIVE                 7.375          2,473.68         68
                                       7.125          2,473.68      400,000.00
    APTOS            CA   95003          2            12/30/97         00
    0430573527                           05           03/01/98          0
    2446847                              O            02/01/13
    0


    1680117          367/367             F          250,000.00         ZZ
                                         180        250,000.00          1
    1552 44TH STREET, NW               7.250          2,282.16         76
                                       7.000          2,282.16      332,400.00
    WASHINGTON       DC   20007          2            01/06/98         00
    145510                               07           03/01/98          0
1


    145510                               O            02/01/13
    0


    1680168          299/G01             F          255,000.00         ZZ
                                         180        254,246.61          1
    14805 GREEN POST CT                7.750          2,400.26         75
                                       7.500          2,400.26      340,000.00
    CENTREVILLE      VA   20121          5            12/23/97         00
    0430580258                           03           02/01/98          0
    757151                               O            01/01/13
    0


    1680267          623/623             F          300,600.00         ZZ
                                         180        298,758.66          1
    2002 SAVANNAH COURT                7.375          2,765.29         80
                                       7.125          2,765.29      375,810.00
    ROUND ROCK       TX   78681          4            11/17/97         10
    919339                               03           01/01/98         25
    919339                               O            12/01/12
    0


    1680268          623/623             F          383,000.00         ZZ
                                         180        377,206.48          1
    1957 N MAUD AVE                    7.625          3,577.72         57
                                       7.375          3,577.72      672,000.00
    CHICAGO          IL   60614          2            08/22/97         00
    938270                               07           10/01/97          0
    938270                               O            09/01/12
    0


    1680269          623/623             F          250,000.00         ZZ
                                         180        248,468.61          1
    7220 STAGECOACH ROAD               7.375          2,299.81         50
                                       7.125          2,299.81      500,000.00
    WHITESBURG       TN   37891          5            10/31/97         00
    948323                               05           01/01/98          0
    948323                               O            12/01/12
    0


    1680270          623/623             F          272,100.00         ZZ
                                         180        270,451.32          1
    6727 WALDEN PARK LANE              7.500          2,522.40         80
                                       7.250          2,522.40      340,156.00
    RICHLAND         MI   49083          1            11/20/97         00
    949496                               05           01/01/98          0
    949496                               O            12/01/12
    0


1


    1680271          623/623             F          250,000.00         ZZ
                                         180        248,468.61          1
    660 BACON RD                       7.375          2,299.81         66
                                       7.125          2,299.81      379,500.00
    FRANKFORT        MI   49635          5            11/22/97         00
    952283                               05           01/01/98          0
    952283                               O            12/01/12
    0


    1680272          623/623             F          250,000.00         ZZ
                                         180        248,434.96          1
    250 ROBIN HOOD ROAD                7.125          2,264.58         50
                                       6.875          2,264.58      500,000.00
    ATLANTA          GA   30309          5            12/01/97         00
    953462                               05           01/01/98          0
    953462                               O            12/01/12
    0


    1680273          623/623             F          248,000.00         ZZ
                                         180        246,513.68          1
    5180 MORINGVIEW DRIVE              7.625          2,316.64         67
                                       7.375          2,316.64      375,000.00
    HOFFMAN ESTATES  IL   60192          2            11/07/97         00
    954625                               05           01/01/98          0
    954625                               O            12/01/12
    0


    1680274          623/623             F          257,900.00         ZZ
                                         180        256,302.95          1
    353 VALLEY VIEW LANE               7.250          2,354.27         73
                                       7.000          2,354.27      357,900.00
    PELHAM           AL   35124          1            11/19/97         00
    955289                               05           01/01/98          0
    955289                               O            12/01/12
    0


    1680275          623/623             F          562,500.00         ZZ
                                         180        560,819.74          1
    10836 RILEY STREET                 7.625          5,254.48         69
                                       7.375          5,254.48      825,000.00
    HOLLAND          MI   49424          5            12/04/97         00
    955934                               05           02/01/98          0
    955934                               O            01/01/13
    0


    1680276          623/623             F          292,000.00         ZZ
                                         180        290,191.77          1
    1514 SCENIC SHORE DRIVE            7.250          2,665.56         79
                                       7.000          2,665.56      370,000.00
1


    KINGWOOD         TX   77345          1            11/14/97         00
    956120                               03           01/01/98          0
    956120                               O            12/01/12
    0


    1680277          623/623             F          452,000.00         ZZ
                                         180        450,619.87          1
    6800 TURNBERRY DR SE               7.375          4,158.05         67
                                       7.125          4,158.05      675,000.00
    GRAND RAPIDS     MI   49546          2            12/03/97         00
    956842                               05           02/01/98          0
    956842                               O            01/01/13
    0


    1680278          623/623             F          334,750.00         T
                                         180        332,765.63          1
    19 SEA WINDS DRIVE                 7.750          3,150.92         80
                                       7.500          3,150.92      418,489.00
    SANTA ROSA BEAC  FL   32459          4            11/26/97         00
    957650                               03           01/01/98          0
    957650                               O            12/01/12
    0


    1680279          623/623             F           45,500.00         ZZ
                                         120         44,617.35          1
    7400 OWL CREEK ROAD                7.750            546.05         53
                                       7.500            546.05       87,000.00
    GEORGETOWN       IN   47122          5            10/31/97         00
    957698                               05           12/01/97          0
    957698                               O            11/01/07
    0


    1680280          623/623             F          269,000.00         ZZ
                                         180        267,387.82          1
    5 S 507 ARLINGTON AVENUE           7.625          2,512.81         75
                                       7.375          2,512.81      360,000.00
    NAPERVILLE       IL   60540          2            11/20/97         00
    957920                               05           01/01/98          0
    957920                               O            12/01/12
    0


    1680282          623/623             F           56,000.00         ZZ
                                         180         55,675.24          1
    3 NORTH PATHFINDERS CIRCLE         8.000            535.17         67
                                       7.750            535.17       84,000.00
    THE WOODLANDS    TX   77381          2            11/21/97         00
    958123                               03           01/01/98          0
    958123                               O            12/01/12
    0
1




    1680283          623/623             F          262,000.00         ZZ
                                         180        260,412.51          1
    15200 GINGER CREEK LANE            7.500          2,428.77         69
                                       7.250          2,428.77      385,000.00
    ORLAND PARK      IL   60462          2            11/10/97         00
    958330                               05           01/01/98          0
    958330                               O            12/01/12
    0


    1680284          623/623             F          274,000.00         ZZ
                                         180        273,154.18          1
    234 TAMERLAINE DRIVE               7.250          2,501.24         80
                                       7.000          2,501.24      342,500.00
    HOUSTON          TX   77024          1            12/15/97         00
    958385                               03           02/01/98          0
    958385                               O            01/01/13
    0


    1680285          623/623             F          295,000.00         ZZ
                                         180        294,079.36          1
    29565 ST JOHN DRIVE                7.125          2,672.20         46
                                       6.875          2,672.20      650,000.00
    ORANGE BEACH     AL   36561          5            12/05/97         00
    958498                               03           02/01/98          0
    958498                               O            01/01/13
    0


    1680288          623/623             F          315,000.00         ZZ
                                         180        313,028.05          1
    2610 WOODLEY PL NW                 7.125          2,853.37         75
                                       6.875          2,853.37      420,000.00
    WASHINGTON       DC   20008          1            11/26/97         00
    959373                               05           01/01/98          0
    959373                               O            12/01/12
    0


    1680289          623/623             F          269,500.00         ZZ
                                         120        266,398.11          1
    7614 HOLLY COURT ESTATES           7.125          3,146.51         77
                                       6.875          3,146.51      350,000.00
    HOUSTON          TX   77095          2            11/20/97         00
    959630                               03           01/01/98          0
    959630                               O            12/01/07
    0


    1680290          623/623             F          251,000.00         ZZ
                                         180        249,495.69          1
1


    415 NORTH CUYLER                   7.625          2,344.67         73
                                       7.375          2,344.67      345,000.00
    OAK PARK         IL   60302          5            11/18/97         00
    959714                               05           01/01/98          0
    959714                               O            12/01/12
    0


    1680291          623/623             F          234,400.00         ZZ
                                         180        233,692.08          1
    3335 UNIVERSITY AVENUE             7.500          2,172.92         80
                                       7.250          2,172.92      293,000.00
    HIGHLAND PARK    IL   60035          2            12/10/97         00
    959797                               05           02/01/98          0
    959797                               O            01/01/13
    0


    1680292          623/623             F          256,000.00         ZZ
                                         180        255,100.00          1
    10435 SHORE DRIVE                  7.500          2,373.15         80
                                       7.250          2,373.15      320,000.00
    WILLIAMSBURG     MI   49690          1            12/04/97         00
    960385                               05           02/01/98          0
    960385                               O            01/01/13
    0


    1680293          623/623             F          258,500.00         ZZ
                                         180        256,899.22          1
    205 MARLBERRY COURT                7.250          2,359.75         80
                                       7.000          2,359.75      325,000.00
    ALPHARETTA       GA   30004          2            12/01/97         00
    960471                               03           01/01/98          0
    960471                               O            12/01/12
    0


    1680295          623/623             F          200,000.00         ZZ
                                         180        199,402.57          1
    11274 WAPLES MILL RD               7.625          1,868.26         74
                                       7.375          1,868.26      272,500.00
    OAKTON           VA   22124          1            12/12/97         00
    960753                               05           02/01/98          0
    960753                               O            01/01/13
    0


    1680296          623/623             F          369,000.00         ZZ
                                         180        366,714.95          1
    195 LN 240 LAKE JAMES              7.250          3,368.46         80
                                       7.000          3,368.46      462,000.00
    ANGOLA           IN   46703          1            12/01/97         00
    961126                               05           01/01/98          0
1


    961126                               O            12/01/12
    0


    1680297          623/623             F          400,000.00         ZZ
                                         180        398,791.95          1
    15919 ORCHARD POINT DRIVE          7.500          3,708.05         52
                                       7.250          3,708.05      780,000.00
    SPRING LAKE      MI   49456          5            12/12/97         00
    961150                               05           02/01/98          0
    961150                               O            01/01/13
    0


    1680299          623/623             F          369,000.00         ZZ
                                         180        363,930.61          1
    7249 SEQUOIA AVENUE                7.500          3,420.68         87
                                       7.250          3,420.68      429,000.00
    FRESNO           CA   93711          1            09/29/97         01
    6214031                              05           11/01/97         25
    6214031                              O            10/01/12
    0


    1680301          623/623             F           90,000.00         T
                                         180         89,466.48          1
    2330 EAST SHEA BOULEVARD           7.750            847.15         64
                                       7.500            847.15      141,000.00
    PHOENIX          AZ   85028          1            11/20/97         00
    6221162                              05           01/01/98          0
    6221162                              O            12/01/12
    0


    1680302          623/623             F          247,000.00         ZZ
                                         180        246,124.78          1
    165 WALNUT AVENUE                  7.250          2,254.77         64
                                       7.000          2,254.77      390,000.00
    ARCADIA          CA   91007          5            12/01/97         00
    6222939                              05           02/01/98          0
    6222939                              O            01/01/13
    0


    1680303          623/623             F          400,000.00         ZZ
                                         180        398,765.22          1
    33821 CONNEMARA DRIVE              7.250          3,651.45         65
                                       7.000          3,651.45      620,000.00
    SAN JUAN CAPIST  CA   92675          5            12/11/97         00
    6228314                              03           02/01/98          0
    6228314                              O            01/01/13
    0


1


    1680304          623/623             F          289,500.00         ZZ
                                         180        287,687.67          1
    2870 MESA ALTA LANE                7.125          2,622.39         66
                                       6.875          2,622.39      439,500.00
    ARROYO GRANDE    CA   93420          1            11/17/97         00
    6285993                              05           01/01/98          0
    6285993                              O            12/01/12
    0


    1680305          623/623             F          127,450.00         ZZ
                                         180        125,812.59          1
    11230 CALLE JALAPA                 7.625          1,190.55         75
                                       7.375          1,190.55      170,000.00
    SAN DIEGO        CA   92126          2            09/24/97         00
    6310399                              05           11/01/97          0
    6310399                              O            10/01/12
    0


    1680306          623/623             F          336,000.00         ZZ
                                         180        333,919.29          1
    5231 CAMINITO EXQUISITO            7.250          3,067.22         80
                                       7.000          3,067.22      420,000.00
    SAN DIEGO        CA   92130          2            11/10/97         00
    6310798                              03           01/01/98          0
    6310798                              O            12/01/12
    0


    1680307          623/623             F          332,800.00         ZZ
                                         180        330,783.52          1
    996 EAST ESSEX DRIVE               7.500          3,085.10         80
                                       7.250          3,085.10      420,000.00
    FRESNO           CA   93720          2            11/07/97         00
    6314182                              03           01/01/98          0
    6314182                              O            12/01/12
    0


    1680308          623/623             F          103,250.00         ZZ
                                         180        102,596.60          1
    8924 DUNCAN ROAD                   7.000            928.04         76
                                       6.750            928.04      137,500.00
    SAN DIEGO        CA   92126          1            11/24/97         00
    6324041                              05           01/01/98          0
    6324041                              O            12/01/12
    0


    1680309          623/623             F           77,400.00         ZZ
                                         180         77,150.46          1
    2625 PIRINEOS WAY #129             6.750            684.92         74
                                       6.500            684.92      105,000.00
1


    CARLSBAD         CA   92009          2            12/08/97         00
    6324065                              01           02/01/98          0
    6324065                              O            01/01/13
    0


    1680310          623/623             F          296,000.00         ZZ
                                         180        294,147.00          1
    673 CANTERBURY PLACE               7.125          2,681.26         66
                                       6.875          2,681.26      450,000.00
    MILPITAS         CA   95035          2            11/05/97         00
    6395565                              05           01/01/98          0
    6395565                              O            12/01/12
    0


    1680311          623/623             F          315,000.00         ZZ
                                         180        312,065.16          1
    918 ROADRUNNER COURT               7.250          2,875.52         70
                                       7.000          2,875.52      450,000.00
    IVINS            UT   84738          1            10/30/97         00
    7161288                              03           12/01/97          0
    7161288                              O            11/01/12
    0


    1680414          480/G01             F          150,000.00         ZZ
                                         180        149,541.99          1
    3615 ETHAN COURT                   7.375          1,379.88         71
                                       7.125          1,379.88      212,900.00
    CHARLOTTE        NC   28226          5            12/23/97         00
    0430580167                           05           02/01/98          0
    2063071                              O            01/01/13
    0


    1680431          K08/G01             F          121,000.00         ZZ
                                         180        120,646.44          1
    15459 LEONARD RD                   7.875          1,147.62         61
                                       7.625          1,147.62      200,000.00
    SPRING LAKE      MI   49456          5            12/23/97         00
    0410627889                           05           02/01/98          0
    410627889                            O            01/01/13
    0


    1680433          K08/G01             F          107,000.00         ZZ
                                         180        106,683.87          1
    47 CHESTNUT LANE                   7.750          1,007.17         73
                                       7.500          1,007.17      147,000.00
    LEVITTOWN        NY   11756          5            12/09/97         00
    0410624886                           05           02/01/98          0
    410624886                            O            01/01/13
    0
1




    1680434          K08/G01             F           66,000.00         ZZ
                                         180         66,000.00          1
    3003 HAYDEN COURT                  7.500            611.83         73
                                       7.250            611.83       91,000.00
    BOYNTON BEACH    FL   33462          2            01/06/98         00
    0410666549                           09           03/01/98          0
    410666549                            O            02/01/13
    0


    1680438          K08/G01             F           96,000.00         ZZ
                                         120         96,000.00          1
    4539 CEDAR RIDGE TRAIL             7.750          1,152.10         48
                                       7.500          1,152.10      203,475.00
    HOUSTON          TX   77059          2            01/05/98         00
    0410666655                           03           03/01/98          0
    410666655                            O            02/01/08
    0


    1680514          975/G01             F          445,000.00         ZZ
                                         180        443,626.30          1
    2323 VIA SALDIVAR STREET           7.250          4,062.24         50
                                       7.000          4,062.24      900,000.00
    GLENDALE         CA   91208          2            12/02/97         00
    0430575001                           05           02/01/98          0
    972519                               O            01/01/13
    0


    1680598          E33/G01             F          350,000.00         ZZ
                                         180        350,000.00          1
    340 KING MUIR ROAD                 6.750          3,097.19         44
                                       6.500          3,097.19      800,000.00
    LAKE FOREST      IL   60045          5            01/14/98         00
    0430582619                           05           03/01/98          0
    054344689                            O            02/01/13
    0


    1680769          429/429             F          306,000.00         ZZ
                                         180        305,095.94          1
    178 BALLVILLE ROAD                 7.750          2,880.31         77
                                       7.500          2,880.31      400,000.00
    BOLTON           MA   01740          2            12/23/97         00
    63653435                             05           02/01/98          0
    63653435                             O            01/01/13
    0


    1680777          429/429             F          298,000.00         ZZ
                                         180        297,100.00          1
1


    13008 HARVEST PLACE                7.500          2,762.50         78
                                       7.250          2,762.50      383,000.00
    CLIFTON          VA   22024          2            12/09/97         00
    63005565                             03           02/01/98          0
    63005565                             O            01/01/13
    0


    1680987          367/367             F          237,710.87         ZZ
                                         148        236,686.23          1
    5503 MONTGOMERY STREET             6.875          2,386.53         52
                                       6.625          2,386.53      465,000.00
    CHEVY CHASE      MD   20815          2            01/13/98         00
    171762                               05           02/01/98          0
    171762                               O            05/01/10
    0


    1681050          E90/E90             F          340,000.00         ZZ
                                         180        340,000.00          1
    4224 GOLDENSEAL WAY                7.125          3,079.83         74
                                       6.875          3,079.83      462,500.00
    HILLARD          OH   43026          1            01/16/98         00
    UNKNOWN                              05           03/01/98          0
    UNKNOWN                              O            02/01/13
    0


    1681080          429/429             F          219,100.00         ZZ
                                         180        218,423.64          1
    6024 TWINPOINT WAY                 7.250          2,000.09         75
                                       7.000          2,000.09      293,000.00
    WOODSTOCK        GA   30189          2            12/11/97         00
    63008319                             03           02/01/98          0
    63008319                             O            01/01/13
    0


    1681107          976/976             F          600,000.00         ZZ
                                         180        598,246.80          1
    405 SANTA MONICA AVENUE            7.875          5,690.70         63
                                       7.625          5,690.70      954,187.00
    MENLO PARK       CA   94025          1            12/16/97         00
    502018                               05           02/01/98          0
    502018                               O            01/01/13
    0


    1681108          976/976             F          253,300.00         ZZ
                                         180        252,500.84          1
    675 RAMBLEWOOD ROAD                7.000          2,276.74         76
                                       6.750          2,276.74      335,000.00
    HOUSTON          TX   77079          2            12/23/97         00
    5132187                              03           02/01/98          0
1


    5132187                              O            01/01/13
    0


    1681109          976/976             F          291,500.00         ZZ
                                         180        290,629.25          1
    5314 VISTA GRANDE DRIVE            7.625          2,722.99         78
                                       7.375          2,722.99      375,000.00
    SANTA ROSA       CA   95403          2            12/05/97         00
    5136488                              05           02/01/98          0
    5136488                              O            01/01/13
    0


    1681110          976/976             F          294,000.00         ZZ
                                         180        293,092.43          1
    13285 KINGSFIELD COURT             7.250          2,683.82         80
                                       7.000          2,683.82      367,544.00
    SAN DIEGO        CA   92130          1            12/12/97         00
    5140812                              03           02/01/98          0
    5140812                              O            01/01/13
    0


    1681113          976/976             F          318,600.00         ZZ
                                         180        317,637.78          1
    1363 ROAD 110 SOUTH                7.500          2,953.47         80
                                       7.250          2,953.47      400,000.00
    ALAMOSA          CO   81101          2            12/23/97         00
    5144563                              05           02/01/98          0
    5144563                              O            01/01/13
    0


    1681114          976/976             F          439,100.00         ZZ
                                         180        437,759.25          1
    11988 WOOD RANCH ROAD              7.375          4,039.39         76
                                       7.125          4,039.39      585,000.00
    LOS ANGELES      CA   91344          2            12/03/97         00
    5151767                              03           02/01/98          0
    5151767                              O            01/01/13
    0


    1681115          976/976             F          320,000.00         ZZ
                                         180        318,061.08          1
    6121 FLOWERSTONE DRIVE             7.500          2,966.44         30
                                       7.250          2,966.44    1,092,000.00
    W. BLOOMFIELD    MI   48322          2            11/26/97         00
    5156647                              05           01/01/98          0
    5156647                              O            12/01/12
    0


1


    1681116          976/976             F          297,000.00         ZZ
                                         180        296,052.75          1
    2129 LARPENTEUR AVENUE             6.875          2,648.81         57
                                       6.625          2,648.81      525,000.00
    FALCON HEIGHTS   MN   55113          5            12/09/97         00
    5157575                              05           02/01/98          0
    5157575                              O            01/01/13
    0


    1681117          976/976             F          315,000.00         ZZ
                                         180        314,048.66          1
    1182 MASON DRIVE                   7.500          2,920.09         75
                                       7.250          2,920.09      420,000.00
    PACIFICA         CA   94044          5            12/15/97         00
    5160968                              05           02/01/98          0
    5160968                              O            01/01/13
    0


    1681118          976/976             F          271,600.00         ZZ
                                         180        270,761.58          1
    3428 LIVINGSTON DRIVE              7.250          2,479.34         80
                                       7.000          2,479.34      342,000.00
    JEFFERSON        MD   21755          2            12/10/97         00
    5161586                              05           02/01/98          0
    5161586                              O            01/01/13
    0


    1681119          976/976             F          350,000.00         ZZ
                                         180        348,883.71          1
    209 PEMBROKE AVENUE                6.875          3,121.50         70
                                       6.625          3,121.50      500,000.00
    WAYNE            PA   19087          1            12/29/97         00
    5161964                              05           02/01/98          0
    5161964                              O            01/01/13
    0


    1681120          976/976             F          300,000.00         ZZ
                                         180        299,093.96          1
    345 BLACKHEATH ROAD                7.500          2,781.04         46
                                       7.250          2,781.04      653,000.00
    LIDO BEACH       NY   11561          1            12/30/97         00
    5164271                              05           02/01/98          0
    5164271                              O            01/01/13
    0


    1681121          976/976             F          382,000.00         ZZ
                                         180        380,833.60          1
    11 VAN KIRK ROAD                   7.375          3,514.11         76
                                       7.125          3,514.11      505,000.00
1


    PRINCETON        NJ   08540          2            12/29/97         00
    5174705                              05           02/01/98          0
    5174705                              O            01/01/13
    0


    1681122          976/976             F          252,000.00         ZZ
                                         180        251,247.24          1
    1872 CHEDWORTH LANE                7.625          2,354.01         60
                                       7.375          2,354.01      420,000.00
    STONE MOUNTAIN   GA   30087          2            12/10/97         00
    5181319                              05           02/01/98          0
    5181319                              O            01/01/13
    0


    1681123          976/976             F          308,800.00         ZZ
                                         180        307,846.74          1
    3201 ARMAGOSA WAY                  7.250          2,818.93         60
                                       7.000          2,818.93      520,000.00
    JAMUL            CA   91935          2            12/22/97         00
    5190004                              03           02/01/98          0
    5190004                              O            01/01/13
    0


    1681126          976/976             F          797,000.00         ZZ
                                         180        794,485.50          1
    530 EAST 86TH STREET               7.000          7,163.67         52
                                       6.750          7,163.67    1,550,000.00
    NEW YORK         NY   10028          1            12/18/97         00
    6447510                              11           02/01/98          0
    6447510                              O            01/01/13
    0


    1681127          976/976             F          280,000.00         ZZ
                                         180        278,340.16          1
    11211 BUCKWOOD LANE                7.750          2,635.58         80
                                       7.500          2,635.58      350,000.00
    ROCKVILLE        MD   20852          2            11/24/97         00
    6484141                              05           01/01/98          0
    6484141                              O            12/01/12
    0


    1681129          976/976             F          320,000.00         ZZ
                                         180        316,898.03          1
    48 HILLBROOK DRIVE                 6.875          2,853.94         28
                                       6.625          2,853.94    1,165,000.00
    PORTOLA VALLEY   CA   94028          2            10/28/97         00
    6514269                              05           12/01/97          0
    6514269                              O            11/01/12
    0
1




    1681130          976/976             F          480,000.00         ZZ
                                         180        476,524.53          1
    2278 PORTSIDE WAY                  7.250          4,381.75         64
                                       7.000          4,381.75      755,000.00
    CHARLESTON       SC   29407          2            11/20/97         00
    6518252                              05           01/01/98          0
    6518252                              O            12/01/12
    0


    1681131          976/976             F          330,000.00         ZZ
                                         180        327,956.45          1
    27 COOPER CIRCLE                   7.250          3,012.45         39
                                       7.000          3,012.45      865,000.00
    EDINA            MN   55436          2            11/14/97         00
    6520365                              05           01/01/98          0
    6520365                              O            12/01/12
    0


    1681132          976/976             F          271,000.00         ZZ
                                         180        269,357.96          1
    622 OAK FARM CT.                   7.500          2,512.21         77
                                       7.250          2,512.21      355,000.00
    LUTHERVILLE      MD   21093          2            11/10/97         00
    6520746                              05           01/01/98          0
    6520746                              O            12/01/12
    0


    1681133          976/976             F          342,000.00         ZZ
                                         180        339,747.42          1
    2303 BIGWOODS DRIVE                6.875          3,050.15         84
                                       6.625          3,050.15      410,000.00
    BATAVIA          IL   60510          2            11/26/97         11
    6532030                              05           01/01/98          6
    6532030                              O            12/01/12
    0


    1681134          976/976             F          250,000.00         ZZ
                                         180        248,322.00          1
    3745 SOUTHWEST 171ST STREET        7.000          2,247.08         38
                                       6.750          2,247.08      675,000.00
    SEATTLE          WA   98166          5            11/22/97         00
    6536619                              05           01/01/98          0
    6536619                              O            12/01/12
    0


    1681135          976/976             F          650,000.00         ZZ
                                         180        645,886.59          1
1


    5037 NE LAURELCREST LANE           7.000          5,842.39         50
                                       6.750          5,842.39    1,300,000.00
    SEATTLE          WA   98105          1            11/25/97         00
    6537559                              05           01/01/98          0
    6537559                              O            12/01/12
    0


    1681136          976/976             F          275,200.00         ZZ
                                         180        273,514.24          1
    6363 MARQUIS COURT                 7.375          2,531.63         62
                                       7.125          2,531.63      447,950.00
    OAK PARK         CA   91301          1            11/26/97         00
    715119                               03           01/01/98          0
    715119                               O            12/01/12
    0


    1681137          976/976             F          247,500.00         ZZ
                                         180        246,760.68          1
    7 GREEN HILL ROAD                  7.625          2,311.98         75
                                       7.375          2,311.98      330,000.00
    COLTS NECK       NJ   07722          5            12/23/97         00
    732813                               05           02/01/98          0
    732813                               O            01/01/13
    0


    1681138          976/976             F          296,000.00         ZZ
                                         180        295,086.25          1
    3417 MUSCATEE CIRCLE               7.250          2,702.08         80
                                       7.000          2,702.08      370,000.00
    GALVESTON        TX   77554          2            12/05/97         00
    765210                               03           02/01/98          0
    765210                               O            01/01/13
    0


    1681139          976/976             F          307,900.00         ZZ
                                         180        306,939.10          1
    33 CEDARBROOK                      7.125          2,789.06         70
                                       6.875          2,789.06      439,900.00
    IRVINE           CA   92620          1            12/17/97         00
    784217                               03           02/01/98          0
    784217                               O            01/01/13
    0


    1681140          976/976             F          244,000.00         ZZ
                                         180        240,893.68          1
    1233 LAKE POINT VISTA              7.000          2,193.15         80
                                       6.750          2,193.15      305,000.00
    BIRMINGHAM       AL   35244          1            09/19/97         00
    7886179                              03           11/01/97          0
1


    7886179                              O            10/01/12
    0


    1681141          976/976             F          296,000.00         ZZ
                                         180        294,186.84          1
    2426 RIDGEWOOD DRIVE               7.375          2,722.97         80
                                       7.125          2,722.97      370,000.00
    LAUREL           MS   39440          2            11/25/97         00
    7901309                              05           01/01/98          0
    7901309                              O            12/01/12
    0


    1681142          976/976             F          318,000.00         ZZ
                                         180        316,094.16          1
    1225 KNOX VALLEY DRIVE             7.625          2,970.53         89
                                       7.375          2,970.53      360,000.00
    BRENTWOOD        TN   37027          2            11/11/97         14
    7949765                              05           01/01/98         12
    7949765                              O            12/01/12
    0


    1681143          976/976             F          622,500.00         ZZ
                                         180        618,728.19          1
    5124 NORTHEAST LATIMER PLACE       7.500          5,770.65         75
                                       7.250          5,770.65      830,000.00
    SEATTLE          WA   98105          1            11/21/97         00
    7949972                              05           01/01/98          0
    7949972                              O            12/01/12
    0


    1681144          976/976             F          410,000.00         ZZ
                                         180        407,542.78          1
    22825 W 47TH STREET                7.625          3,829.93         47
                                       7.375          3,829.93      875,000.00
    SHAWNEE          KS   66226          2            11/20/97         00
    7951385                              05           01/01/98          0
    7951385                              O            12/01/12
    0


    1681146          976/976             F          296,250.00         ZZ
                                         180        295,355.29          1
    508 DEXTER AVENUE                  7.500          2,746.27         75
                                       7.250          2,746.27      395,000.00
    BIRMINGHAM       AL   35213          2            12/19/97         00
    7952205                              05           02/01/98          0
    7952205                              O            01/01/13
    0


1


    1681147          976/976             F          545,000.00         ZZ
                                         180        543,372.01          1
    11324 HIGH DRIVE                   7.625          5,091.01         69
                                       7.375          5,091.01      800,000.00
    LEAWOOD          KS   66211          2            12/16/97         00
    7952991                              03           02/01/98          0
    7952991                              O            01/01/13
    0


    1681148          976/976             F          268,000.00         ZZ
                                         180        267,154.47          1
    7 MUIRFIELD DRIVE                  7.000          2,408.86         77
                                       6.750          2,408.86      350,000.00
    LA PLACE         LA   70068          2            12/18/97         00
    7954017                              05           02/01/98          0
    7954017                              O            01/01/13
    0


    1681282          638/G01             F          255,000.00         ZZ
                                         180        254,212.83          1
    10140 CAVALLETTI DRIVE             7.250          2,327.80         72
                                       7.000          2,327.80      357,000.00
    SACRAMENTO       CA   95829          2            12/29/97         00
    0430574640                           05           02/01/98          0
    8692315                              O            01/01/13
    0


    1681394          736/G01             F          450,000.00         ZZ
                                         180        448,595.64          1
    533 PT. SAN PEDRO ROAD             7.125          4,076.24         67
                                       6.875          4,076.24      680,000.00
    SAN RAFAEL       CA   94901          1            12/31/97         00
    0430575878                           05           02/01/98          0
    563214                               O            01/01/13
    0


    1681396          736/G01             F          271,000.00         ZZ
                                         180        270,190.49          1
    2693 HOCKING WAY                   7.625          2,531.49         77
                                       7.375          2,531.49      355,000.00
    SAN JOSE         CA   95124          2            12/29/97         00
    0430575639                           05           02/01/98          0
    559871                               O            01/01/13
    0


    1681404          560/560             F          500,000.00         ZZ
                                         180        496,903.70          1
    3105 W LAKE CREEK ROAD             7.250          4,564.32         39
                                       7.000          4,564.32    1,310,000.00
1


    WILSON           WY   83014          2            12/04/97         00
    450929856                            05           01/01/98          0
    450929856                            O            12/01/12
    0


    1681406          560/560             F          393,000.00         ZZ
                                         120        386,525.88          1
    2311 HAVERFORD                     7.375          4,639.39         72
                                       7.125          4,639.39      550,000.00
    TROY             MI   48098          2            11/19/97         00
    450944160                            05           01/01/98          0
    450944160                            O            12/01/07
    0


    1681407          560/560             F          255,000.00         ZZ
                                         180        253,387.71          1
    570 ELYSIAN FIELDS DRIVE           7.750          2,400.26         75
                                       7.500          2,400.26      340,000.00
    OAKLAND          CA   94605          2            11/13/97         00
    450945118                            05           01/01/98          0
    450945118                            O            12/01/12
    0


    1681408          560/560             F          290,000.00         ZZ
                                         180        287,255.60          1
    26 TREMBLANT COURT                 7.625          2,708.98         55
                                       7.375          2,708.98      530,000.00
    LUTHERVILLE      MD   21093          2            11/20/97         00
    450945886                            05           01/01/98          0
    450945886                            O            12/01/12
    0


    1681409          560/560             F          297,000.00         ZZ
                                         180        292,483.56          1
    1184 GOLDEN VALE DRIVE             7.500          2,753.23         90
                                       7.250          2,753.23      330,000.00
    RIVERSIDE        CA   92506          2            11/19/97         04
    450947007                            05           01/01/98         30
    450947007                            O            12/01/12
    0


    1681410          560/560             F          307,750.00         ZZ
                                         180        305,864.85          1
    17 HIGHPOINT PLACE                 7.375          2,831.07         62
                                       7.125          2,831.07      500,000.00
    WEST WINDSOR     NJ   08651          2            11/21/97         00
    450948708                            05           01/01/98          0
    450948708                            O            12/01/12
    0
1




    1681411          560/560             F          325,000.00         ZZ
                                         180        323,052.18          1
    15580 BELLANCA LANE                7.625          3,035.93         80
                                       7.375          3,035.93      410,000.00
    WELLINGTON       FL   33414          2            11/21/97         00
    450950464                            03           01/01/98          0
    450950464                            O            12/01/12
    0


    1681413          560/560             F          520,000.00         ZZ
                                         180        516,883.51          1
    2527 GREEN ACRES DRIVE             7.625          4,857.48         80
                                       7.375          4,857.48      650,000.00
    VISALIA          CA   93291          5            11/21/97         00
    450952536                            05           01/01/98          0
    450952536                            O            12/01/12
    0


    1681414          560/560             F          250,000.00         ZZ
                                         180        248,501.68          1
    23 KNOTTINGHAM DRIVE               7.625          2,335.33         74
                                       7.375          2,335.33      340,000.00
    VOORHEES         NJ   08043          2            11/21/97         00
    450953666                            05           01/01/98          0
    450953666                            O            12/01/12
    0


    1681415          560/560             F          249,000.00         ZZ
                                         180        247,523.93          1
    360 TETRAULT ROAD                  7.750          2,343.78         75
                                       7.500          2,343.78      332,000.00
    KALISPELL        MT   59901          5            11/18/97         00
    450954011                            05           01/01/98          0
    450954011                            O            12/01/12
    0


    1681416          560/560             F          440,000.00         ZZ
                                         180        438,685.65          1
    5  EAST BUCK ROAD                  7.625          4,110.18         80
                                       7.375          4,110.18      550,000.00
    EAST BRANDYWINE  PA   19335          1            12/29/97         04
    460571003                            05           02/01/98         12
    460571003                            O            01/01/13
    0


    1681417          560/560             F          100,000.00         ZZ
                                         180        100,000.00          1
1


    656 NICHOLLS ROAD                  7.125            905.84         49
                                       6.875            905.84      205,000.00
    DEER PARK        NY   11729          1            01/08/98         00
    460916406                            05           03/01/98          0
    460916406                            O            02/01/13
    0


    1681418          560/560             F          258,000.00         ZZ
                                         180        255,589.71          1
    5430 ONTARIO                       7.000          2,318.98         79
                                       6.750          2,318.98      327,000.00
    FREMONT          CA   94555          2            11/24/97         00
    487472201                            03           01/01/98          0
    487472201                            O            12/01/12
    0


    1681419          560/560             F          470,000.00         ZZ
                                         180        468,596.04          1
    1072 DEER CLIFF DRIVE              7.625          4,390.42         66
                                       7.375          4,390.42      715,000.00
    ZEFFER COVE      NV   89449          2            12/10/97         00
    487623209                            05           02/01/98          0
    487623209                            O            01/01/13
    0


    1681420          560/560             F          275,000.00         ZZ
                                         180        274,178.54          1
    1301 N DEARBORN 705                7.625          2,568.86         76
                                       7.375          2,568.86      365,851.00
    CHICAGO          IL   60610          1            12/01/97         00
    487667701                            01           02/01/98          0
    487667701                            O            01/01/13
    0


    1681421          560/560             F          266,600.00         ZZ
                                         180        265,777.01          1
    4667 KENMORE DRIVE NW              7.250          2,433.70         39
                                       7.000          2,433.70      691,000.00
    WASHINGTON       DC   20007          2            11/26/97         00
    488336900                            05           02/01/98          0
    488336900                            O            01/01/13
    0


    1681422          560/560             F          235,000.00         ZZ
                                         180        234,242.34          1
    20580 SOUTH MAY ROAD               6.750          2,079.54         70
                                       6.500          2,079.54      340,000.00
    OREGON CITY      OR   97045          2            12/10/97         00
    488635202                            05           02/01/98          0
1


    488635202                            O            01/01/13
    0


    1681423          560/560             F          300,000.00         ZZ
                                         180        299,022.26          1
    8  PHEASANT WAY                    6.625          2,633.99         60
                                       6.375          2,633.99      500,000.00
    FLORHAM PARK     NJ   07932          1            12/03/97         00
    488652900                            05           02/01/98          0
    488652900                            O            01/01/13
    0


    1681424          560/560             F          328,000.00         ZZ
                                         180        327,009.39          1
    12 NELSON LANE                     7.500          3,040.61         36
                                       7.250          3,040.61      925,000.00
    MONTVILLE TWP.   NJ   07045          2            12/01/97         00
    488666306                            05           02/01/98          0
    488666306                            O            01/01/13
    0


    1681425          560/560             F          325,500.00         ZZ
                                         180        324,416.08          1
    9204 PRESTMOOR PLACE               6.375          2,813.14         62
                                       6.125          2,813.14      527,600.00
    BRENTWOOD        TN   37027          1            12/05/97         00
    488773904                            03           02/01/98          0
    488773904                            O            01/01/13
    0


    1681426          560/560             F          235,000.00         ZZ
                                         180        234,258.58          1
    2842  AVENUE C W                   7.000          2,112.25         45
                                       6.750          2,112.25      530,000.00
    BRADENTON        FL   34205          5            12/30/97         00
    488798307                            05           02/01/98          0
    488798307                            O            01/01/13
    0


    1681428          560/560             F          458,250.00         ZZ
                                         180        456,372.72          1
    826 EAST 700 NORTH                 8.000          4,379.28         65
                                       7.750          4,379.28      705,000.00
    AMERICAN FORK    UT   84003          2            12/10/97         00
    488987504                            05           02/01/98          0
    488987504                            O            01/01/13
    0


1


    1681429          560/560             F          257,600.00         ZZ
                                         180        256,813.44          1
    2431  TIGERTAIL AVENUE             7.375          2,369.73         80
                                       7.125          2,369.73      322,000.00
    MIAMI            FL   33133          1            12/15/97         00
    489044602                            05           02/01/98          0
    489044602                            O            01/01/13
    0


    1681430          560/560             F          270,750.00         ZZ
                                         180        269,914.20          1
    24117 HUBER AVENUE                 7.250          2,471.58         95
                                       7.000          2,471.58      285,000.00
    TORRANCE         CA   90501          2            12/08/97         04
    489095703                            05           02/01/98         30
    489095703                            O            01/01/13
    0


    1681431          560/560             F          492,000.00         ZZ
                                         180        490,497.72          1
    104 SONDLEY PKY                    7.375          4,526.03         80
                                       7.125          4,526.03      616,000.00
    ASHEVILLE        NC   28805          2            12/09/97         00
    489102905                            05           02/01/98          0
    489102905                            O            01/01/13
    0


    1681432          560/560             F          445,000.00         ZZ
                                         120        442,499.02          1
    249 MEADOWBROOK ROAD               7.500          5,282.23         75
                                       7.250          5,282.23      595,000.00
    ROBBINSVILLE     NJ   08691          2            12/05/97         00
    489135103                            05           02/01/98          0
    489135103                            O            01/01/08
    0


    1681433          560/560             F          258,000.00         ZZ
                                         180        257,186.02          1
    8120 WESTLAWN AVENUE               7.000          2,318.98         70
                                       6.750          2,318.98      370,000.00
    LOS ANGELES      CA   90045          2            12/09/97         00
    489197103                            05           02/01/98          0
    489197103                            O            01/01/13
    0


    1681434          560/560             F          288,800.00         ZZ
                                         180        285,484.53          1
    2215  GRENOBLE DRIVE               7.000          2,595.82         80
                                       6.750          2,595.82      362,000.00
1


    LODI             CA   95242          2            12/04/97         00
    489279505                            05           01/01/98          0
    489279505                            O            12/01/12
    0


    1681436          560/560             F          308,000.00         ZZ
                                         180        305,199.13          1
    4730  E. CHAPAROSA                 7.250          2,811.62         80
                                       7.000          2,811.62      385,000.00
    CAVE CREEK       AZ   85331          1            11/26/97         00
    489319905                            03           01/01/98          0
    489319905                            O            12/01/12
    0


    1681437          560/560             F          233,350.00         ZZ
                                         180        232,405.51          1
    63 CATHEDRAL PARK DRIVE            7.250          2,130.17         69
                                       7.000          2,130.17      340,000.00
    BONNY DOON       CA   95060          2            12/23/97         00
    489329409                            05           02/01/98          0
    489329409                            O            01/01/13
    0


    1681438          560/560             F          292,000.00         ZZ
                                         180        291,058.56          1
    5509 NORTH 18TH ROAD               6.750          2,583.94         78
                                       6.500          2,583.94      375,000.00
    ARLINGTON        VA   22205          2            12/11/97         00
    489400101                            05           02/01/98          0
    489400101                            O            01/01/13
    0


    1681439          560/560             F          264,000.00         ZZ
                                         180        262,329.32          1
    332  VISTA TRUCHA                  7.000          2,372.91         80
                                       6.750          2,372.91      330,000.00
    NEWPORT BEACH    CA   92660          1            11/24/97         00
    489475509                            03           01/01/98          0
    489475509                            O            12/01/12
    0


    1681441          560/560             F          372,000.00         ZZ
                                         180        370,888.78          1
    1849 JUSTINO DRIVE                 7.625          3,474.97         80
                                       7.375          3,474.97      465,000.00
    MORGAN HILL      CA   95037          2            12/04/97         00
    489605303                            05           02/01/98          0
    489605303                            O            01/01/13
    0
1




    1681442          560/560             F          549,500.00         ZZ
                                         180        547,186.44          1
    345 MEADOW CREEK DRIVE             7.375          5,054.98         57
                                       7.125          5,054.98      970,000.00
    ANN ARBOR        MI   48105          2            12/22/97         00
    489646604                            05           02/01/98          0
    489646604                            O            01/01/13
    0


    1681443          560/560             F          303,000.00         ZZ
                                         120        301,320.54          1
    75 BOWMAN DRIVE                    7.750          3,636.33         37
                                       7.500          3,636.33      832,000.00
    GREENWICH        CT   06830          2            12/23/97         00
    489650705                            05           02/01/98          0
    489650705                            O            01/01/08
    0


    1681444          560/560             F          247,000.00         ZZ
                                         180        246,245.80          1
    55 TARPON LANE                     7.375          2,272.22         16
                                       7.125          2,272.22    1,600,000.00
    KEY LARGO        FL   33037          2            12/23/97         00
    489654202                            05           02/01/98          0
    489654202                            O            01/01/13
    0


    1681445          560/560             F          443,000.00         ZZ
                                         180        441,617.47          1
    28 BROOKWOOD ROAD                  7.125          4,012.84         30
                                       6.875          4,012.84    1,500,000.00
    TOWN & COUNTRY   MO   63131          2            12/18/97         00
    489660407                            03           02/01/98          0
    489660407                            O            01/01/13
    0


    1681446          560/560             F          279,000.00         ZZ
                                         180        277,600.48          1
    105 TWIN CREEK LANE                6.750          2,468.90         72
                                       6.500          2,468.90      390,000.00
    KENNETT SQUARE   PA   19348          2            12/19/97         00
    489677203                            03           02/01/98          0
    489677203                            O            01/01/13
    0


    1681447          560/560             F          234,650.00         ZZ
                                         180        233,909.68          1
1


    771 ATKINSON LANE                  7.000          2,109.11         95
                                       6.750          2,109.11      247,000.00
    LANGHORNE        PA   19047          1            12/19/97         04
    489776203                            05           02/01/98         30
    489776203                            O            01/01/13
    0


    1681448          560/560             F          300,000.00         ZZ
                                         180        299,011.67          1
    7370 SW 170TH TERRACE              6.500          2,613.33         64
                                       6.250          2,613.33      475,000.00
    MIAMI            FL   33157          1            01/02/98         00
    489850206                            03           02/01/98          0
    489850206                            O            01/01/13
    0


    1681449          560/560             F          275,000.00         ZZ
                                         180        275,000.00          1
    46  FARM BROOK ROAD                7.000          2,471.78         69
                                       6.750          2,471.78      400,000.00
    SPARTA           NJ   07871          2            01/05/98         00
    489929901                            05           03/01/98          0
    489929901                            O            02/01/13
    0


    1681450          560/560             F          281,000.00         ZZ
                                         180        280,094.03          1
    357  ARROYO ROAD                   6.750          2,486.60         54
                                       6.500          2,486.60      525,000.00
    SANTA BARBARA    CA   93110          2            12/19/97         00
    489979807                            05           02/01/98          0
    489979807                            O            01/01/13
    0


    1681712          420/G01             F          450,000.00         ZZ
                                         180        450,000.00          1
    520 CHANTECLER DRIVE               7.250          4,107.89         60
                                       7.000          4,107.89      750,000.00
    FREMONT          CA   94539          2            01/06/98         00
    0430585802                           05           03/01/98          0
    0000368563                           O            02/01/13
    0


    1681952          K08/G01             F          154,000.00         ZZ
                                         180        153,545.02          1
    15420 CEDAR BLUFF PLACE            7.750          1,449.56         70
                                       7.500          1,449.56      220,000.00
    WELLINGTON       FL   33414          5            12/30/97         00
    0410661284                           03           02/01/98          0
1


    410661284                            O            01/01/13
    0


    1682057          E97/G01             F          356,000.00         ZZ
                                         180        356,000.00          1
    2991 SALMON DRIVE                  7.250          3,249.79         80
                                       7.000          3,249.79      445,000.00
    LOS ALAMITOS AR  CA   90720          2            01/26/98         00
    0430592410                           05           03/01/98          0
    973175                               O            02/01/13
    0


    1682063          664/G01             F          254,500.00         ZZ
                                         180        253,722.90          1
    858 12TH STREET #13                7.375          2,341.21         60
                                       7.125          2,341.21      425,000.00
    SANTA MONICA     CA   90403          2            12/18/97         00
    0430577502                           01           02/01/98          0
    2409373                              O            01/01/13
    0


    1682127          G75/G75             F          235,500.00         ZZ
                                         180        234,073.07          1
    5620 SONOMA ROAD                   7.500          2,183.12         75
                                       7.250          2,183.12      314,000.00
    BETHESDA         MD   20817          5            11/28/97         00
    03387734                             05           01/01/98          0
    03387734                             O            12/01/12
    0


    1682128          G75/G75             F          300,000.00         ZZ
                                         180        297,636.10          1
    1 WEBSTER LANE                     7.125          2,717.50         76
                                       6.875          2,717.50      395,000.00
    COLUMBIA         CT   06237          1            11/26/97         00
    03371286                             05           01/01/98          0
    03371286                             O            12/01/12
    0


    1682129          G75/G75             F          550,000.00         ZZ
                                         180        548,188.07          1
    800 FAIRWAY OAKS DRIVE             6.500          4,791.10         55
                                       6.250          4,791.10    1,005,000.00
    KNOXSVILLE       TN   37922          2            12/24/97         00
    03397898                             05           02/01/98          0
    03397898                             O            01/01/13
    0


1


    1682130          G75/G75             F          750,000.00         ZZ
                                         180        747,709.94          1
    6709 SHERWOOD DRIVE                7.375          6,899.43         77
                                       7.125          6,899.43      985,000.00
    KNOXSVILLE       TN   37919          5            12/05/97         00
    03393117                             05           02/01/98          0
    03393117                             O            01/01/13
    0


    1682131          G75/G75             F          300,000.00         T
                                         180        298,221.62          1
    1617 NEW YORK AVENUE               7.750          2,823.83         62
                                       7.500          2,823.83      485,000.00
    CAPE MAY         NJ   08204          1            11/21/97         00
    03376654                             05           01/01/98          0
    03376654                             O            12/01/12
    0


    1682132          G75/G75             F          290,400.00         ZZ
                                         180        289,483.80          1
    20496 PARTRIDGE PLACE              7.000          2,610.20         80
                                       6.750          2,610.20      363,000.00
    LEESBURG         VA   20175          1            12/05/97         00
    03341485                             05           02/01/98          0
    03341485                             O            01/01/13
    0


    1682133          G75/G75             F          243,000.00         ZZ
                                         180        241,511.48          1
    27 JANI COURT                      7.375          2,235.42         90
                                       7.125          2,235.42      270,000.00
    CLIFTON          NJ   07013          1            11/26/97         14
    03360992                             05           01/01/98         25
    03360992                             O            12/01/12
    0


    1682135          G75/G75             F          227,900.00         ZZ
                                         180        227,211.71          1
    9 HAGEMAN RD                       7.500          2,112.67         80
                                       7.250          2,112.67      284,919.00
    FRANKLIN         NJ   08873          1            12/03/97         00
    03299028                             05           02/01/98          0
    03299028                             O            01/01/13
    0


    1682136          G75/G75             F          400,000.00         ZZ
                                         180        397,468.66          1
    300 VERSAILLES DRIVE               7.000          3,595.32         63
                                       6.750          3,595.32      635,000.00
1


    CARY             NC   27511          5            11/26/97         00
    03397014                             03           01/01/98          0
    03397014                             O            12/01/12
    0


    1682266          638/G01             F          285,000.00         ZZ
                                         180        284,120.22          1
    1592 SUNNY VIEW WAY                7.250          2,601.66         76
                                       7.000          2,601.66      375,000.00
    SANTA ROSA       CA   94501          2            12/16/97         00
    0430576678                           05           02/01/98          0
    8690481                              O            01/01/13
    0


    1682545          J99/G01             F          600,000.00         ZZ
                                         180        600,000.00          1
    1513 COUNTRY CLUB DRIVE            7.250          5,477.18         63
                                       7.000          5,477.18      960,000.00
    LOS ALTOS        CA   94024          2            01/15/98         00
    0430576942                           05           03/01/98          0
    9501315                              O            02/01/13
    0


    1682554          E22/G01             F           60,000.00         ZZ
                                         180         59,830.42          1
    302 WEST CENTRAL                   8.250            582.08         54
                                       8.000            582.08      112,000.00
    ANADARKO         OK   73005          5            12/09/97         00
    0410601363                           05           02/01/98          0
    410601363                            O            01/01/13
    0


    1682555          K08/G01             F           30,000.00         T
                                         180         30,000.00          1
    4945 LAUREN DR.                    7.750            282.38         47
                                       7.500            282.38       65,000.00
    CORPUS CHRISTI   TX   78416          1            01/05/98         00
    0410655963                           05           03/01/98          0
    410655963                            O            02/01/13
    0


    1682567          367/367             F          260,000.00         ZZ
                                         180        259,206.12          1
    7716 SHREVE ROAD                   7.375          2,391.80         80
                                       7.125          2,391.80      325,500.00
    FALLS CHURCH     VA   22043          2            12/22/97         00
    1559412                              05           02/01/98          0
    1559412                              O            01/01/13
    0
1




    1682706          E66/E66             F          232,000.00         ZZ
                                         180        231,268.05          1
    4920 BOULDER CREEK LANE            7.000          2,085.28         67
                                       6.750          2,085.28      347,000.00
    RALEIGH          NC   27613          2            12/18/97         00
    600361700                            05           02/01/98          0
    600361700                            O            01/01/13
    0


    1682729          267/267             F          250,000.00         ZZ
                                         180        250,000.00          1
    529 E. LA SIERRA DR.               7.125          2,264.58         71
                                       6.875          2,264.58      355,000.00
    ARCADIA          CA   91006          5            01/06/98         00
    4336796                              05           03/01/98          0
    4336796                              O            02/01/13
    0


    1682969          638/G01             F          237,000.00         ZZ
                                         180        237,000.00          1
    6135 CHRISMARK AVENUE              7.500          2,197.02         77
                                       7.250          2,197.02      308,000.00
    SAN DIEGO        CA   92120          2            01/01/98         00
    0430576819                           05           03/01/98          0
    8692395                              O            02/01/13
    0


    1683142          975/G01             F          550,000.00         ZZ
                                         180        550,000.00          1
    806 TEAKWOOD ROAD                  7.125          4,982.07         50
                                       6.875          4,982.07    1,100,000.00
    LOS ANGELES      CA   90049          2            01/12/98         00
    0430580688                           05           03/01/98          0
    972715                               O            02/01/13
    0


    1683240          K08/G01             F          260,000.00         ZZ
                                         180        259,188.59          1
    1749 LEE JANZEN DRIVE              7.125          2,355.16         65
                                       6.875          2,355.16      400,000.00
    KISSIMMEE        FL   34744          2            12/29/97         00
    0410651491                           03           02/01/98          0
    410651491                            O            01/01/13
    0


    1683242          K08/G01             F           79,000.00         ZZ
                                         180         79,000.00          1
1


    1356 N.W. 125TH TERRACE            7.375            726.74         69
                                       7.125            726.74      115,500.00
    SUNRISE          FL   33323          2            01/08/98         00
    0410669600                           03           03/01/98          0
    410669600                            O            02/01/13
    0


    1683267          F02/F02             F          350,000.00         ZZ
                                         180        344,762.52          1
    229 MERRIWEATHER                   7.750          3,294.47         59
                                       7.500          3,294.47      595,000.00
    GROSSE POINTE F  MI   48236          2            08/14/97         00
    601375484                            05           10/01/97          0
    601375484                            O            09/01/12
    0


    1683268          F02/F02             F          280,000.00         T
                                         180        277,419.33          1
    4000 N OCEAN DR  #504              7.375          2,575.79         80
                                       7.125          2,575.79      350,000.00
    SINGER ISLAND    FL   33404          1            10/31/97         00
    601459737                            06           12/01/97          0
    601459737                            O            11/01/12
    0


    1683269          F02/F02             F          237,500.00         ZZ
                                         180        235,964.25          1
    240 SADDLECREEK TRL                6.750          2,101.66         68
                                       6.500          2,101.66      350,000.00
    ALPHARETTA       GA   30004          4            11/18/97         00
    601468841                            05           01/01/98          0
    601468841                            O            12/01/12
    0


    1683271          F02/F02             F          262,000.00         ZZ
                                         180        257,085.24          1
    2798 NW 26TH AVE                   7.375          2,410.20         80
                                       7.125          2,410.20      327,500.00
    BOCA RATON       FL   33434          1            10/31/97         00
    601577422                            03           12/01/97          0
    601577422                            O            11/01/12
    0


    1683272          F02/F02             F          271,250.00         ZZ
                                         180        269,588.44          1
    37 ARCHIBALD STREET                7.375          2,495.29         80
                                       7.125          2,495.29      339,140.00
    METHUEN          MA   01844          1            12/02/97         00
    601600089                            05           01/01/98          0
1


    601600089                            O            12/01/12
    0


    1683273          F02/F02             F          220,000.00         ZZ
                                         180        218,637.63          1
    7 MEADOWBROOK RD                   7.250          2,008.30         49
                                       7.000          2,008.30      455,000.00
    SYOSSET          NY   11791          2            11/26/97         00
    601601672                            05           01/01/98          0
    601601672                            O            12/01/12
    0


    1683274          F02/F02             F          330,000.00         ZZ
                                         180        328,022.23          1
    3205 ADELANTO LANE                 7.625          3,082.63         74
                                       7.375          3,082.63      450,000.00
    SAN JOSE         CA   95135          5            11/10/97         00
    601604993                            05           01/01/98          0
    601604993                            O            12/01/12
    0


    1683275          F02/F02             F          375,200.00         ZZ
                                         180        371,628.05          1
    3706 PLUMB                         7.000          3,372.40         80
                                       6.750          3,372.40      469,000.00
    HOUSTON          TX   77005          1            10/29/97         00
    601605905                            05           12/01/97          0
    601605905                            O            11/01/12
    0


    1683276          F02/F02             F          850,000.00         ZZ
                                         180        842,417.46          1
    2219 SCOTT STREET                  7.750          8,000.84         54
                                       7.500          8,000.84    1,575,000.00
    SAN FRANCISCO    CA   94115          2            10/03/97         00
    601606165                            05           12/01/97          0
    601606165                            O            11/01/12
    0


    1683278          F02/F02             F          282,000.00         ZZ
                                         180        280,176.51          1
    4216 CRAVENS CREEK RD              6.750          2,495.44         78
                                       6.500          2,495.44      363,000.00
    ROANOKE          VA   24018          2            11/20/97         00
    601662621                            05           01/01/98          0
    601662621                            O            12/01/12
    0


1


    1683279          F02/F02             F          236,200.00         ZZ
                                         180        234,023.03          1
    11420 HICKORY GROVE CHURCH         7.375          2,172.86         90
    ROAD                               7.125          2,172.86      262,500.00
    RALEIGH          NC   27613          4            10/28/97         14
    601686424                            05           12/01/97         12
    601686424                            O            11/01/12
    0


    1683280          F02/F02             F          300,000.00         ZZ
                                         180        296,879.59          1
    476 COUNTRY LANE                   7.250          2,738.59         45
                                       7.000          2,738.59      677,000.00
    COPPELL          TX   75019          4            10/30/97         00
    601688108                            03           12/01/97          0
    601688108                            O            11/01/12
    0


    1683281          F02/F02             F          568,000.00         ZZ
                                         180        562,821.48          1
    901 PAINTED BUNTING LN             7.500          5,265.43         80
                                       7.250          5,265.43      710,000.00
    VERO BEACH       FL   32963          1            10/31/97         00
    601690589                            05           12/01/97          0
    601690589                            O            11/01/12
    0


    1683282          F02/F02             F          298,100.00         T
                                         180        295,217.94          1
    4625 ARROWWOOD DRIVE               6.875          2,658.62         75
                                       6.625          2,658.62      397,500.00
    SUN VALLEY       ID   83353          1            10/21/97         00
    601697531                            01           12/01/97          0
    601697531                            O            11/01/12
    0


    1683283          F02/F02             F          307,600.00         ZZ
                                         180        304,873.42          1
    12301 BALLAS POND DRIVE            7.500          2,851.49         80
                                       7.250          2,851.49      384,500.00
    SAINT LOUIS      MO   63131          1            11/03/97         00
    601698144                            03           01/01/98          0
    601698144                            O            12/01/12
    0


    1683286          F02/F02             F          339,000.00         ZZ
                                         180        335,909.30          1
    27792 HIDDEN TRAIL ROAD            7.500          3,142.57         43
                                       7.250          3,142.57      805,000.00
1


    LAGUNA HILLS     CA   92653          2            10/28/97         00
    601716614                            03           12/01/97          0
    601716614                            O            11/01/12
    0


    1683288          F02/F02             F          297,000.00         ZZ
                                         180        295,160.82          1
    11728 SKY VALLEY WAY NE            7.250          2,711.20         81
                                       7.000          2,711.20      370,000.00
    ALBUQUERQUE      NM   87111          2            11/01/97         10
    601727775                            03           01/01/98         12
    601727775                            O            12/01/12
    0


    1683289          F02/F02             F          292,500.00         T
                                         180        291,626.26          1
    1377 COLLIER BLVD                  7.625          2,732.33         90
                                       7.375          2,732.33      325,000.00
    MARCO ISLAND     FL   34145          1            12/12/97         14
    601741476                            05           02/01/98         25
    601741476                            O            01/01/13
    0


    1683290          F02/F02             F          227,300.00         ZZ
                                         180        225,937.73          1
    1502 GLENLAKE CIRCLE               7.625          2,123.28         95
                                       7.375          2,123.28      239,325.00
    NICEVILLE        FL   32578          4            11/13/97         14
    601749522                            05           01/01/98         25
    601749522                            O            12/01/12
    0


    1683291          F02/F02             F          290,000.00         ZZ
                                         180        288,242.85          1
    RT 2 BOX 355                       7.500          2,688.34         62
                                       7.250          2,688.34      475,000.00
    WAYNESBORO       VA   22980          5            11/26/97         00
    601755315                            05           01/01/98          0
    601755315                            O            12/01/12
    0


    1683292          F02/F02             F          312,000.00         ZZ
                                         120        306,706.55          1
    345 PINE ROAD                      7.500          3,703.50         60
                                       7.250          3,703.50      520,000.00
    DAVIDSON         NC   28036          2            10/31/97         00
    601763360                            05           12/01/97          0
    601763360                            O            11/01/07
    0
1




    1683293          F02/F02             F          221,000.00         ZZ
                                         180        218,628.42          1
    500 S BROOKSVALE ROAD              7.250          2,017.43         85
                                       7.000          2,017.43      260,000.00
    CHESHIRE         CT   06410          1            11/13/97         14
    601769413                            05           01/01/98          6
    601769413                            O            12/01/12
    0


    1683294          F02/F02             F          280,000.00         ZZ
                                         180        279,135.65          1
    3104 E COUNTRY PLACE DR            7.250          2,556.02         77
                                       7.000          2,556.02      365,000.00
    COLLIERVILLE     TN   38017          2            12/04/97         00
    601773328                            03           02/01/98          0
    601773328                            O            01/01/13
    0


    1683297          F02/F02             F          340,000.00         ZZ
                                         180        336,933.73          1
    367 BLUFF RIDGE COVE               7.625          3,176.04         57
                                       7.375          3,176.04      600,000.00
    CORDOVA          TN   38018          5            11/24/97         00
    601785992                            05           01/01/98          0
    601785992                            O            12/01/12
    0


    1683298          F02/F02             F          231,500.00         ZZ
                                         180        229,075.79          1
    14502 CLEARLAKE PL                 7.375          2,129.62         50
                                       7.125          2,129.62      465,000.00
    LOUISVILLE       KY   40245          2            11/20/97         00
    601793162                            03           01/01/98          0
    601793162                            O            12/01/12
    0


    1683299          F02/F02             F          290,000.00         ZZ
                                         180        288,164.80          1
    3605 SE 18TH AVENUE                7.000          2,606.60         78
                                       6.750          2,606.60      375,000.00
    CAPE CORAL       FL   33904          2            11/21/97         00
    601808090                            05           01/01/98          0
    601808090                            O            12/01/12
    0


    1683301          F02/F02             F          288,000.00         ZZ
                                         180        286,216.53          1
1


    15218 80TH PLACE  NORTH            7.250          2,629.05         90
                                       7.000          2,629.05      320,000.00
    MAPLE GROVE      MN   55311          2            11/21/97         14
    601808513                            05           01/01/98         12
    601808513                            O            12/01/12
    0


    1683302          F02/F02             F          397,000.00         ZZ
                                         180        394,594.53          1
    235 PASEO DEL RIO                  7.500          3,680.24         75
                                       7.250          3,680.24      530,000.00
    MORAGA           CA   94556          2            11/10/97         00
    601808819                            03           01/01/98          0
    601808819                            O            12/01/12
    0


    1683303          F02/F02             F          274,000.00         ZZ
                                         180        273,126.11          1
    2553 WESTMINISTER HEATH            6.875          2,443.68         50
                                       6.625          2,443.68      550,000.00
    ATLANTA          GA   30327          2            12/12/97         00
    601820973                            05           02/01/98          0
    601820973                            O            01/01/13
    0


    1683304          F02/F02             F          456,000.00         ZZ
                                         180        452,706.74          3
    1449 W FLETCHER                    7.375          4,194.85         67
                                       7.125          4,194.85      690,000.00
    CHICAGO          IL   60657          2            11/25/97         00
    601821941                            05           01/01/98          0
    601821941                            O            12/01/12
    0


    1683305          F02/F02             F          316,000.00         ZZ
                                         180        314,043.14          1
    851 WEST FRIAR TUCK LANE           7.250          2,884.65         80
                                       7.000          2,884.65      398,000.00
    HOUSTON          TX   77024          2            11/21/97         00
    601826161                            03           01/01/98          0
    601826161                            O            12/01/12
    0


    1683306          F02/F02             F          390,400.00         ZZ
                                         180        387,929.42          1
    3605 MARONEAL STREET               7.000          3,509.03         80
                                       6.750          3,509.03      488,000.00
    HOUSTON          TX   77025          1            11/07/97         00
    601828356                            05           01/01/98          0
1


    601828356                            O            12/01/12
    0


    1683307          F02/F02             F          260,000.00         ZZ
                                         180        258,424.61          1
    344 SLIDERS KNOB AVE               7.500          2,410.24         63
                                       7.250          2,410.24      415,061.00
    FRANKLIN         TN   37067          1            11/26/97         00
    601829916                            03           01/01/98          0
    601829916                            O            12/01/12
    0


    1683308          F02/F02             F          280,000.00         ZZ
                                         180        278,358.31          1
    953 MEADOWOOD DRIVE                7.875          2,655.66         80
                                       7.625          2,655.66      350,000.00
    SAN JOSE         CA   95120          2            11/21/97         00
    601846984                            05           01/01/98          0
    601846984                            O            12/01/12
    0


    1683309          F02/F02             F          255,800.00         ZZ
                                         180        254,898.75          1
    23357 WINNSBOROUGH                 7.500          2,371.30         78
                                       7.250          2,371.30      330,000.00
    NOVI             MI   48375          2            12/08/97         00
    601854849                            05           02/01/98          0
    601854849                            O            01/01/13
    0


    1683311          F02/F02             F          278,000.00         ZZ
                                         180        276,240.74          1
    10160 ALLEN ROAD                   7.000          2,498.74         73
                                       6.750          2,498.74      385,000.00
    PICKERINGTON     OH   43147          5            11/26/97         00
    601891445                            05           01/01/98          0
    601891445                            O            12/01/12
    0


    1683312          F02/F02             F          294,750.00         ZZ
                                         180        292,911.36          1
    6808 BRIGHTWOOD CT                 7.625          2,753.35         75
                                       7.375          2,753.35      393,000.00
    WATERFORD        MI   48327          5            12/10/97         00
    601891526                            05           02/01/98          0
    601891526                            O            01/01/13
    0


1


    1683313          F02/F02             F          300,000.00         ZZ
                                         180        299,053.52          1
    121 ROSEWOOD STREET                7.000          2,696.48         80
                                       6.750          2,696.48      375,000.00
    LAKE JACKSON     TX   77566          2            12/05/97         00
    601895029                            05           02/01/98          0
    601895029                            O            01/01/13
    0


    1683314          F02/F02             F          288,000.00         ZZ
                                         180        287,071.46          1
    67 SHILOH ROAD                     6.750          2,548.54         80
                                       6.500          2,548.54      360,000.00
    ODESSA           TX   79762          1            12/15/97         00
    601948750                            05           02/01/98          0
    601948750                            O            01/01/13
    0


    1683315          F02/F02             F          275,000.00         T
                                         180        274,141.77          1
    3 COQUINA TRAIL                    7.125          2,491.04         53
                                       6.875          2,491.04      526,500.00
    BALD HEAD ISLAN  NC   28461          1            12/18/97         00
    601950777                            05           02/01/98          0
    601950777                            O            01/01/13
    0


    1683410          367/367             F          275,000.00         ZZ
                                         180        275,000.00          1
    2907 NORTH 26TH STREET             7.125          2,491.04         69
                                       6.875          2,491.04      399,000.00
    ARLINGTON        VA   22207          5            01/14/98         00
    142930                               05           03/01/98          0
    142930                               O            02/01/13
    0


    1683436          686/686             F          110,000.00         ZZ
                                         180        109,669.67          1
    12473 W 84TH CIRCLE                7.565          1,023.79         44
                                       7.315          1,023.79      253,000.00
    ARVADA           CO   80005          5            12/17/97         00
    817909716                            03           02/01/98          0
    817909716                            O            01/01/13
    0


    1683437          686/686             F          278,500.00         ZZ
                                         180        277,657.78          1
    12471 SW 76 STREET                 7.485          2,579.36         90
                                       7.235          2,579.36      309,500.00
1


    MIAMI            FL   33183          1            12/23/97         10
    817975196                            03           02/01/98         12
    817975196                            O            01/01/13
    0


    1683438          686/686             F          116,000.00         ZZ
                                         180        115,653.48          1
    594 4TH AVENUE                     7.625          1,083.60         75
                                       7.375          1,083.60      155,000.00
    CHULA VISTA      CA   91910          2            12/10/97         00
    818588741                            05           02/01/98          0
    818588741                            O            01/01/13
    0


    1683439          686/686             F          145,600.00         ZZ
                                         180        145,155.42          1
    45-215  DESERT VIEW COURT          7.375          1,339.41         75
                                       7.125          1,339.41      194,226.00
    LA QUINTA        CA   92253          1            12/01/97         00
    818588972                            05           02/01/98          0
    818588972                            O            01/01/13
    0


    1683440          686/686             F           75,400.00         ZZ
                                         180         75,177.23          1
    56970 NW STRASSEL ROAD             7.750            709.73         34
                                       7.500            709.73      224,000.00
    FOREST GROVE     OR   97116          5            12/09/97         00
    818605628                            05           02/01/98          0
    818605628                            O            01/01/13
    0


    1683441          686/686             F          271,900.00         ZZ
                                         180        271,078.83          1
    2760 CHARLIE COURT                 7.500          2,520.55         58
                                       7.250          2,520.55      475,000.00
    GLENVIEW         IL   60025          2            12/10/97         00
    818684425                            05           02/01/98          0
    818684425                            O            01/01/13
    0


    1683459          686/686             F           56,250.00         ZZ
                                         180         56,077.11          1
    5700    ETIWANDA AVENUE #222       7.300            515.08         75
                                       7.050            515.08       75,000.00
    TARZANA          CA   91356          1            12/12/97         00
    818438160                            01           02/01/98          0
    818438160                            O            01/01/13
    0
1




    1683461          686/686             F           86,625.00         ZZ
                                         180         86,359.92          1
    4538 MARBLEARCH DRIVE              7.350            795.66         75
                                       7.100            795.66      115,500.00
    GRAND PRAIRIE    TX   75052          1            12/24/97         00
    818564627                            05           02/01/98          0
    818564627                            O            01/01/13
    0


    1683463          686/686             F          108,000.00         ZZ
                                         180        107,669.51          1
    163     GREENFIELD                 7.350            991.99         74
                                       7.100            991.99      146,000.00
    IRVINE           CA   92614          2            12/11/97         00
    818621856                            01           02/01/98          0
    818621856                            O            01/01/13
    0


    1683464          686/686             F          150,000.00         ZZ
                                         180        149,468.75          1
    2016    EASTVIEW DRIVE             7.750          1,411.92         70
                                       7.500          1,411.92      215,000.00
    DES PLAINES      IL   60018          5            12/12/97         00
    818684698                            05           02/01/98          0
    818684698                            O            01/01/13
    0


    1683480          686/686             F          240,000.00         ZZ
                                         180        239,229.29          1
    13406   FAIRLAND PARK DR           6.800          2,130.45         80
                                       6.550          2,130.45      300,000.00
    SILVER SPRING    MD   20904          2            12/12/97         00
    818370728                            03           02/01/98          0
    818370728                            O            01/01/13
    0


    1683481          686/686             F           85,100.00         ZZ
                                         180         84,831.51          1
    1129    BAYSHORE DRIVE             7.000            764.91         75
                                       6.750            764.91      113,500.00
    ROCKWALL         TX   75087          1            12/22/97         00
    818488298                            05           02/01/98          0
    818488298                            O            01/01/13
    0


    1683482          686/686             F           53,000.00         ZZ
                                         180         52,845.13          1
1


    4601 WEST PARK ROAD                7.875            502.68         37
                                       7.625            502.68      145,000.00
    HOLLYWOOD        FL   33021          5            12/19/97         00
    818604308                            05           02/01/98          0
    818604308                            O            01/01/13
    0


    1683483          686/686             F           30,000.00         ZZ
                                         180         29,912.34          1
    18294 LAKE BEND DRIVE              7.875            284.54         14
                                       7.625            284.54      227,000.00
    JUPITER          FL   33458          2            12/23/97         00
    818604530                            05           02/01/98          0
    818604530                            O            01/01/13
    0


    1683484          686/686             F          260,000.00         ZZ
                                         180        259,177.92          1
    15 COACHMAN'S LANE                 6.975          2,333.33         75
                                       6.725          2,333.33      350,000.00
    BETHANY          CT   06524          1            12/15/97         00
    818625329                            05           02/01/98          0
    818625329                            O            01/01/13
    0


    1683485          686/686             F          240,000.00         ZZ
                                         180        239,242.81          1
    4982 WINCHESTER PLACE              7.000          2,157.19         80
                                       6.750          2,157.19      300,000.00
    NEWARK           CA   94560          5            12/04/97         00
    818645145                            05           02/01/98          0
    818645145                            O            01/01/13
    0


    1683499          686/686             F           39,000.00         ZZ
                                         180         39,000.00          1
    416 BLACKSTONE VILLAGE             7.750            367.10         75
                                       7.500            367.10       52,000.00
    MERIDEN          CT   06450          1            01/20/98         00
    818467912                            01           03/01/98          0
    818467912                            O            02/01/13
    0


    1683500          686/686             F          325,000.00         ZZ
                                         180        324,032.59          1
    42      CHAPEL STREET              7.665          3,043.35         70
                                       7.415          3,043.35      465,000.00
    GREENWICH        CT   06831          5            12/15/97         00
    818625501                            05           02/01/98          0
1


    818625501                            O            01/01/13
    0


    1683501          686/686             F          146,650.00         ZZ
                                         180        146,216.72          1
    1785    NASHVILLE LANE             7.750          1,380.39         71
                                       7.500          1,380.39      207,000.00
    CRYSTAL LAKE     IL   60014          2            12/18/97         00
    818685455                            03           02/01/98          0
    818685455                            O            01/01/13
    0


    1683544          686/686             F           90,000.00         ZZ
                                         180         90,000.00          1
    415 KENT HOLLOW ROAD               7.250            821.58         55
                                       7.000            821.58      165,000.00
    KENT             CT   06757          5            12/31/97         00
    818470510                            05           03/01/98          0
    818470510                            O            02/01/13
    0


    1683546          686/686             F          189,500.00         ZZ
                                         180        188,927.69          1
    2810 HANCOCK CREEK ROAD            7.500          1,756.69         75
                                       7.250          1,756.69      255,000.00
    W PALM BEACH     FL   33411          2            12/23/97         00
    818604589                            03           02/01/98          0
    818604589                            O            01/01/13
    0


    1683547          686/686             F          115,000.00         ZZ
                                         180        114,646.54          1
    4720 JEAN DRIVE                    7.300          1,053.04         38
                                       7.050          1,053.04      306,000.00
    SAN DIEGO        CA   92115          2            12/22/97         00
    818622136                            05           02/01/98          0
    818622136                            O            01/01/13
    0


    1683548          686/686             F           50,000.00         ZZ
                                         180         49,845.64          1
    6024    LUXOR STREET               7.250            456.44         28
                                       7.000            456.44      185,000.00
    SOUTH GATE       CA   90280          5            12/23/97         00
    818628844                            05           02/01/98          0
    818628844                            O            01/01/13
    0


1


    1683549          686/686             F           83,000.00         ZZ
                                         180         83,000.00          1
    14611   PALM AVENUE                7.250            757.68         40
                                       7.000            757.68      210,000.00
    HACIENDA HEIGHT  CA   91745          5            01/07/98         00
    818634180                            05           03/01/98          0
    818634180                            O            02/01/13
    0


    1683564          686/686             F          178,000.00         ZZ
                                         180        177,474.10          1
    3084    SUGAN RD                   7.750          1,675.48         70
                                       7.500          1,675.48      255,000.00
    SOLEBURY         PA   18931          5            12/23/97         00
    818602518                            05           02/01/98          0
    818602518                            O            01/01/13
    0


    1683565          686/686             F          121,000.00         ZZ
                                         180        120,636.64          1
    1 REDMEN DRIVE                     7.565          1,126.16         66
                                       7.315          1,126.16      185,000.00
    NATICK           MA   01760          2            12/23/97         00
    818609398                            05           02/01/98          0
    818609398                            O            01/01/13
    0


    1683596          686/686             F          225,000.00         ZZ
                                         180        225,000.00          1
    4296 MASSACHUSETTS AVE NW          7.750          2,117.88         62
                                       7.500          2,117.88      365,000.00
    WASHINGTON       DC   20016          2            12/30/97         00
    818470833                            03           03/01/98          0
    818470833                            O            02/01/13
    0


    1683598          686/686             F          160,000.00         ZZ
                                         180        159,522.06          1
    13      YARDLEY STREET             7.625          1,494.61         75
                                       7.375          1,494.61      216,000.00
    EDISON           NJ   08820          2            12/31/97         00
    818604621                            05           02/01/98          0
    818604621                            O            01/01/13
    0


    1683599          686/686             F          129,000.00         ZZ
                                         180        128,618.87          1
    2013  WEST CORTEZ STREET           7.750          1,214.25         70
                                       7.500          1,214.25      185,000.00
1


    CHICAGO          IL   60622          5            12/31/97         00
    818685851                            05           02/01/98          0
    818685851                            O            01/01/13
    0


    1683610          686/686             F          120,000.00         ZZ
                                         180        119,095.46          2
    5317  N CHRISTIANA                 7.750          1,129.54         57
                                       7.500          1,129.54      211,000.00
    CHICAGO          IL   60625          2            12/23/97         00
    818686396                            05           02/01/98          0
    818686396                            O            01/01/13
    0


    1683623          686/686             F          198,100.00         ZZ
                                         180        197,501.71          1
    11      BLUEBERRY LANE             7.500          1,836.42         70
                                       7.250          1,836.42      283,000.00
    SHARON           MA   02067          1            12/23/97         00
    818609794                            05           02/01/98          0
    818609794                            O            01/01/13
    0


    1683624          686/686             F          400,000.00         ZZ
                                         180        398,804.09          1
    10      DEEPWOOD ROAD              7.615          3,734.24         50
                                       7.365          3,734.24      800,000.00
    DARIEN           CT   06820          5            12/15/97         00
    818625790                            05           02/01/98          0
    818625790                            O            01/01/13
    0


    1683625          686/686             F          189,000.00         ZZ
                                         180        189,000.00          1
    2135 WILLOWBROOK STREET            7.350          1,735.99         72
                                       6.950          1,735.99      265,000.00
    ESCONDIDO        CA   92029          5            12/23/97         22
    818436149                            03           03/01/98          0
    818436149                            O            02/01/13
    0


    1683627          686/686             F          486,400.00         ZZ
                                         180        484,865.42          1
    15016   WINNWOOD LANE              7.000          4,371.91         69
                                       6.750          4,371.91      713,000.00
    ADDISON          TX   75240          2            12/12/97         00
    818484248                            05           02/01/98          0
    818484248                            O            01/01/13
    0
1




    1683628          686/686             F          531,000.00         ZZ
                                         180        529,385.72          1
    10410   CHEVIOT DRIVE              7.425          4,899.84         49
                                       7.175          4,899.84    1,100,000.00
    LOS ANGELES      CA   90064          2            12/08/97         00
    818629305                            05           02/01/98          0
    818629305                            O            01/01/13
    0


    1683667          700/G01             F          255,000.00         ZZ
                                         180        255,000.00          1
    22271 KITTERY CIRCLE               7.500          2,363.88         71
                                       7.250          2,363.88      360,000.00
    HUNTINGTON BEAC  CA   92616          2            01/16/98         00
    0430583013                           05           03/01/98          0
    130761                               O            02/01/13
    0


    1683700          637/G01             F          248,000.00         ZZ
                                         180        247,242.76          1
    3362 HADSELL COURT                 7.375          2,281.41         79
                                       7.125          2,281.41      315,000.00
    PLEASANTON       CA   94588          2            12/05/97         00
    0430582684                           05           02/01/98          0
    8166050                              O            01/01/13
    0


    1683719          533/G01             F          100,000.00         ZZ
                                         180        100,000.00          1
    9795 LA CAPILLA AVENUE             8.125            962.89         35
                                       7.875            962.89      290,000.00
    FOUNTAIN VALLEY  CA   92708          5            01/15/98         00
    0430583971                           05           03/01/98          0
    2224830                              O            02/01/13
    0


    1683887          195/G01             F          450,000.00         ZZ
                                         180        450,000.00          1
    233 RAVENSCLIFF ROAD               6.500          3,919.99         62
                                       6.250          3,919.99      730,000.00
    RADNOR           PA   19087          1            01/23/98         00
    0430591271                           03           03/01/98          0
    55661                                O            02/01/13
    0


    1683929          B75/G01             F          348,000.00         ZZ
                                         180        348,000.00          1
1


    5607 TARLETON DRIVE                7.125          3,152.29         75
                                       6.875          3,152.29      465,000.00
    HUNTSVILLE       AL   35802          1            01/07/98         00
    0430584714                           05           03/01/98          0
    7232689                              O            02/01/13
    0


    1683948          638/G01             F          244,000.00         ZZ
                                         180        244,000.00          1
    565 MAR VISTA DRIVE                7.125          2,210.23         68
                                       6.875          2,210.23      360,000.00
    VISTA            CA   92083          2            01/06/98         00
    0430579300                           05           03/01/98          0
    08688942                             O            02/01/13
    0


    1684004          K08/G01             F          270,000.00         ZZ
                                         180        270,000.00          1
    831 WEST DEERFIELD DRIVE           7.250          2,464.73         79
                                       7.000          2,464.73      345,000.00
    CANTON           MS   39046          2            01/14/98         00
    0410674246                           03           03/01/98          0
    410674246                            O            02/01/13
    0


    1684031          K08/G01             F           50,000.00         ZZ
                                         180         50,000.00          1
    1285 WINFIELD CT                   7.625            467.06         42
                                       7.375            467.06      120,000.00
    ROSELLE          IL   60172          2            01/09/98         00
    0410678205                           01           03/01/98          0
    410678205                            O            02/01/13
    0


    1684062          299/G01             F          270,000.00         ZZ
                                         180        268,254.08          1
    12 HOOD CIRCLE                     6.750          2,389.26         68
                                       6.500          2,389.26      400,000.00
    BOXFORD          MA   01921          2            11/25/97         00
    0430589580                           05           01/01/98          0
    745565                               O            12/01/12
    0


    1684064          299/G01             F          237,400.00         ZZ
                                         180        235,945.79          1
    16113 ATLANTIS DRIVE               7.375          2,183.90         89
                                       7.125          2,183.90      268,000.00
    BOWIE            MD   20716          2            11/17/97         11
    0430588616                           03           01/01/98         25
1


    743851                               O            12/01/12
    0


    1684066          299/G01             F          283,000.00         ZZ
                                         180        278,307.01          1
    2211 SHERMAN AVENUE                7.375          2,603.39         62
                                       7.125          2,603.39      460,000.00
    EVANSTON         IL   60201          2            09/22/97         00
    0430586461                           05           11/01/97          0
    715757                               O            10/01/12
    0


    1684068          299/G01             F          328,000.00         ZZ
                                         180        326,931.01          1
    11 GLASS TERRACE                   6.625          2,879.82         75
                                       6.375          2,879.82      440,000.00
    DUXBURY          MA   02332          2            12/03/97         00
    0430586164                           05           02/01/98          0
    744643                               O            01/01/13
    0


    1684071          299/G01             F          262,500.00         ZZ
                                         180        261,698.48          1
    1501-F N COLONIAL TERRACE          7.375          2,414.80         75
                                       7.125          2,414.80      350,000.00
    ARLINGTON        VA   22209          2            12/16/97         00
    0430591982                           05           02/01/98          0
    660570                               O            01/01/13
    0


    1684072          299/G01             F          650,000.00         ZZ
                                         180        644,264.61          1
    2528 INGLESIDE FARM EAST           7.875          6,164.93         75
                                       7.625          6,164.93      867,000.00
    GERMANTOWN       TN   38139          4            10/29/97         00
    0430588095                           05           12/01/97          0
    728571                               O            11/01/12
    0


    1684076          299/G01             F          336,850.00         ZZ
                                         180        333,778.70          1
    1150 LOCKETT                       7.500          3,122.84         77
                                       7.250          3,122.84      440,000.00
    ST LOUIS         MO   63131          1            10/30/97         00
    0430589424                           05           12/01/97          0
    743107                               O            11/01/12
    0


1


    1684078          299/G01             F          556,000.00         ZZ
                                         180        554,264.82          1
    3008 P STREET NW                   7.125          5,036.43         80
                                       6.875          5,036.43      695,000.00
    WASHINGTON       DC   20007          1            12/15/97         00
    0430585463                           07           02/01/98          0
    660551                               O            01/01/13
    0


    1684082          299/G01             F          246,000.00         ZZ
                                         180        244,476.62          1
    1802 LONG POINTE                   7.250          2,245.64         52
                                       7.000          2,245.64      480,000.00
    BLOOMFIELD       MI   48302          2            11/21/97         00
    0430589242                           03           01/01/98          0
    746742                               O            12/01/12
    0


    1684083          299/G01             F          302,000.00         ZZ
                                         180        300,209.75          1
    144 GOLDEN HILL PLACE              7.750          2,842.66         61
                                       7.500          2,842.66      500,000.00
    WALNUT CREEK     CA   94596          2            11/19/97         00
    0430615088                           05           01/01/98          0
    741728                               O            12/01/12
    0


    1684084          299/G01             F          288,750.00         ZZ
                                         180        286,877.95          1
    6710 SE 34TH AVENUE                6.875          2,575.23         73
                                       6.625          2,575.23      400,000.00
    PORTLAND         OR   97202          5            11/06/97         00
    0430589234                           05           01/01/98          0
    743658                               O            12/01/12
    0


    1684085          299/G01             F          410,000.00         ZZ
                                         180        406,221.18          1
    2065 STARTHSHIRE HALL LANE         7.375          3,771.69         50
                                       7.125          3,771.69      826,000.00
    POWELL           OH   43065          2            10/30/97         00
    0430586339                           05           12/01/97          0
    741053                               O            11/01/12
    0


    1684086          299/G01             F          247,400.00         ZZ
                                         180        246,610.95          1
    1460 BATTERY HILL DRIVE            6.875          2,206.45         39
                                       6.625          2,206.45      640,000.00
1


    RICHMOND         VA   23231          2            12/23/97         00
    0430587527                           05           02/01/98          0
    709674                               O            01/01/13
    0


    1684125          765/G01             F          296,250.00         ZZ
                                         180        296,250.00          1
    1437 NORTH COLUMBUS AVENUE         7.125          2,683.53         75
                                       6.875          2,683.53      395,000.00
    GLENDALE         CA   91202          2            01/15/98         00
    0430586545                           05           03/01/98          0
    329385                               O            02/01/13
    0


    1684150          267/267             F          304,500.00         ZZ
                                         180        304,500.00          1
    2736 CALLE DELALOMA                7.000          2,736.94         59
                                       6.750          2,736.94      520,000.00
    PLEASANTON       CA   94566          2            01/08/98         00
    4324113                              05           03/01/98          0
    4324113                              O            02/01/13
    0


    1684210          637/G01             F          352,000.00         ZZ
                                         180        350,790.00          1
    14864 RICHARDS DRIVE WEST          7.125          3,188.53         80
                                       6.875          3,188.53      440,000.00
    MINNETONKA       MN   55345          2            12/30/97         00
    0430586719                           05           02/01/98          0
    8546830                              O            01/01/13
    0


    1684232          299/G01             F          279,800.00         ZZ
                                         180        277,249.00          1
    1203 NAVAHO DRIVE                  7.500          2,593.79         77
                                       7.250          2,593.79      365,000.00
    BRENTWOOD        TN   37027          2            10/27/97         00
    0430587147                           03           12/01/97          0
    656254                               O            11/01/12
    0


    1684241          225/225             F          128,000.00         ZZ
                                         180        128,000.00          1
    329 HOWARD AVENUE                  7.750          1,204.84         68
                                       7.500          1,204.84      189,000.00
    PIEDMONT         CA   94611          1            01/07/98         00
    8086579                              05           03/01/98          0
    8086579                              O            02/01/13
    0
1




    1684250          637/G01             F          182,000.00         ZZ
                                         180        181,462.29          1
    2212 SAN MIGUEL                    7.750          1,713.13         80
                                       7.500          1,713.13      227,500.00
    SHERMAN          TX   75092          2            12/03/97         00
    0430587451                           05           02/01/98          0
    9728437                              O            01/01/13
    0


    1684319          299/G01             F          288,750.00         ZZ
                                         180        286,145.93          1
    4 LADUE MANOR                      7.625          2,697.30         75
                                       7.375          2,697.30      385,000.00
    LADUE            MO   63124          5            10/24/97         00
    0430587295                           03           12/01/97          0
    734747                               O            11/01/12
    0


    1684329          299/G01             F          496,100.00         ZZ
                                         180        489,835.16          1
    5100 OLIVE COURT                   7.500          4,598.91         67
                                       7.250          4,598.91      750,000.00
    GREENWOOD VILLA  CO   80121          2            09/05/97         00
    0430589630                           03           11/01/97          0
    711298                               O            10/01/12
    0


    1684369          025/025             F          264,000.00         ZZ
                                         180        262,347.33          1
    45 COVE DRIVE                      7.125          2,391.39         72
                                       6.875          2,391.39      368,000.00
    SAVANNAH         GA   31419          2            11/21/97         00
    355890                               05           01/01/98          0
    355890                               O            12/01/12
    0


    1684374          685/G01             F          140,500.00         ZZ
                                         180        140,500.00          1
    11044 THEIS AVENUE                 7.000          1,262.85         74
                                       6.750          1,262.85      190,000.00
    WHITTIER AREA    CA   90604          2            01/16/98         00
    0430580944                           05           03/01/98          0
    110504                               O            02/01/13
    0


    1684546          533/G01             F          116,000.00         ZZ
                                         180        116,000.00          1
1


    1870 NORTH CYMBAL PLACE            7.375          1,067.12         53
                                       7.125          1,067.12      220,000.00
    ANAHEIM          CA   92807          5            01/15/98         00
    0430590182                           05           03/01/98          0
    2224897                              O            02/01/13
    0


    1684809          450/450             F          272,350.00         ZZ
                                         169        271,419.09          1
    1205 WINDWARD TRAIL                7.250          2,576.36         80
                                       7.000          2,576.36      340,442.00
    HEATH            TX   75087          4            12/18/97         00
    4303103                              05           02/01/98          0
    4303103                              O            02/01/12
    0


    1684847          E66/E66             F          453,000.00         ZZ
                                         180        451,570.81          1
    717 HUNGERFORD PLACE               7.000          4,071.69         49
                                       6.750          4,071.69      925,000.00
    CHARLOTTE        NC   28207          2            12/22/97         00
    600363031                            05           02/01/98          0
    600363031                            O            01/01/13
    0


    1684871          E22/G01             F          259,950.00         ZZ
                                         180        259,950.00          1
    1284 MONTMORENCY DRIVE             7.375          2,391.34         80
                                       7.125          2,391.34      324,950.00
    SAN JOSE         CA   95118          2            01/15/98         00
    0410682413                           05           03/01/98          0
    410682413                            O            02/01/13
    0


    1684889          K08/G01             F          154,000.00         ZZ
                                         180        154,000.00          1
    4624 DEERMEADOW WAY                7.500          1,427.60         70
                                       7.250          1,427.60      220,000.00
    ANTIOCH          CA   94509          2            01/20/98         00
    0410686877                           05           03/01/98          0
    410686877                            O            02/01/13
    0


    1685031          561/561             F          400,000.00         ZZ
                                         180        400,000.00          1
    6100 BURKITTSVILLE ROAD            6.875          3,567.42         64
                                       6.625          3,567.42      625,000.00
    JEFFERSON        MD   21755          1            01/07/98         00
    9179342                              05           03/01/98          0
1


    9179342                              O            02/01/13
    0


    1685117          168/168             F          330,000.00         ZZ
                                         180        328,970.14          1
    11317 BEDFORDSHIRE AVENUE          7.125          2,989.24         74
                                       6.875          2,989.24      450,000.00
    POTOMAC          MD   20854          5            12/18/97         00
    1634384                              05           02/01/98          0
    1634384                              O            01/01/13
    0


    1685136          664/G01             F          299,500.00         ZZ
                                         180        299,500.00          1
    27 HIDDEN VALLEY ROAD              7.875          2,840.61         71
                                       7.625          2,840.61      425,000.00
    MONROVIA         CA   91016          2            01/09/98         00
    0430588814                           05           03/01/98          0
    2439164                              O            02/01/13
    0


    1685253          168/168             F          255,000.00         ZZ
                                         180        255,000.00          1
    12 HEDRICKS COURT                  7.125          2,309.87         90
                                       6.875          2,309.87      285,000.00
    PARKTON          MD   21120          2            01/07/98         14
    1635020                              05           03/01/98         25
    1635020                              O            02/01/13
    0


    1685255          637/G01             F          259,000.00         ZZ
                                         180        258,217.78          1
    8639 FENWICK WAY                   7.500          2,400.97         74
                                       7.250          2,400.97      350,000.00
    DUBLIN           CA   94568          2            12/17/97         00
    0430587519                           05           02/01/98          0
    8425225                              O            01/01/13
    0


    1685259          637/G01             F          248,000.00         ZZ
                                         180        246,480.86          1
    3721 ASHWOOD DRIVE                 7.375          2,281.41         80
                                       7.125          2,281.41      310,000.00
    PLEASANTON       CA   94588          2            11/19/97         00
    0430591990                           05           01/01/98          0
    8415168                              O            12/01/12
    0


1


    1685264          637/G01             F          157,000.00         ZZ
                                         180        156,520.62          1
    49 GLEN WOOD ROAD                  7.375          1,444.28         74
                                       7.125          1,444.28      215,000.00
    MILLWOOD         NY   10546          2            12/17/97         00
    0430586768                           05           02/01/98          0
    8293334                              O            01/01/13
    0


    1685269          168/168             F          364,000.00         ZZ
                                         180        362,876.34          1
    4104 ROSEMARY STREET               7.250          3,322.83         70
                                       7.000          3,322.83      523,000.00
    CHEVY CHASE      MD   20815          5            12/18/97         00
    9884696                              05           02/01/98          0
    9884696                              O            01/01/13
    0


    1685276          168/168             F          320,800.00         ZZ
                                         180        319,809.70          1
    153 VALLEY RUN PLACE               7.250          2,928.47         80
                                       7.000          2,928.47      401,000.00
    POWELL           OH   43065          1            12/29/97         00
    9885177                              05           02/01/98          0
    9885177                              O            01/01/13
    0


    1685286          168/168             F          458,000.00         ZZ
                                         180        456,539.27          1
    405 SHALLOW BROOK DRIVE            6.875          4,084.69         68
                                       6.625          4,084.69      680,000.00
    COLUMBIA         SC   29223          2            12/15/97         00
    2373276                              05           02/01/98          0
    2373276                              O            01/01/13
    0


    1685288          168/168             F          400,000.00         T
                                         180        398,765.22          1
    1503 S LAKE PARK BOULEVARD         7.250          3,651.45         75
                                       7.000          3,651.45      535,000.00
    CAROLINA BEACH   NC   28428          1            12/22/97         00
    169310035                            05           02/01/98          0
    169310035                            O            01/01/13
    0


    1685296          369/G01             F          400,000.00         ZZ
                                         180        398,710.36          1
    4002 E CLAREMONT STREET            6.750          3,539.64         37
                                       6.500          3,539.64    1,100,000.00
1


    PARADISE VALLEY  AZ   85253          2            12/11/97         00
    0430589507                           05           02/01/98          0
    00488261227                          O            01/01/13
    0


    1685301          736/G01             F          260,000.00         ZZ
                                         180        260,000.00          1
    3028 FRUITDALE AVENUE              7.500          2,410.23         71
                                       7.250          2,410.23      370,000.00
    SAN JOSE         CA   95128          2            01/07/98         00
    0430583765                           05           03/01/98          0
    564852                               O            02/01/13
    0


    1685310          116/116             F          244,000.00         ZZ
                                         180        244,000.00          1
    13723 CAHILL COURT                 6.875          2,176.13         80
                                       6.625          2,176.13      305,000.00
    CYPRESS          TX   77429          1            01/23/98         00
    9752264086                           03           03/01/98          0
    9752264086                           O            02/01/13
    0


    1685415          181/181             F          285,000.00         ZZ
                                         180        284,157.98          1
    13405 HAINES AVE NE                7.750          2,682.64         70
                                       7.500          2,682.64      410,000.00
    ALBUQUERQUE      NM   87112          5            12/22/97         00
    5763304                              05           02/01/98          0
    5763304                              O            01/01/13
    0


    1685452          299/G01             F          368,000.00         T
                                         180        365,794.48          1
    159 SCHOONER RIDGE DRIVE           7.625          3,437.60         80
                                       7.375          3,437.60      460,000.00
    DUCK             NC   27949          1            11/14/97         00
    0430589341                           03           01/01/98          0
    725872                               O            12/01/12
    0


    1685454          299/G01             F          360,000.00         ZZ
                                         180        357,770.67          1
    1447 LUSTERS GATE RD               7.250          3,286.31         75
                                       7.000          3,286.31      480,000.00
    BLACKSBURG       VA   24060          2            10/28/97         00
    0430587469                           05           01/01/98          0
    729956                               O            12/01/12
    0
1




    1685455          299/G01             F          280,000.00         ZZ
                                         180        279,097.25          1
    3908 BRIDGEWOOD DRIVE              6.750          2,477.75         80
                                       6.500          2,477.75      350,000.00
    MURRYSVILLE      PA   15668          1            12/31/97         00
    0430587899                           05           02/01/98          0
    752742                               O            01/01/13
    0


    1685491          003/G01             F           45,000.00         ZZ
                                         180         45,000.00          1
    340 LITTLE JOHN CIRCLE             7.000            404.48         36
                                       6.750            404.48      125,000.00
    COVINGTON        GA   30209          1            01/16/98         00
    0430583203                           05           03/01/98          0
    0010402022                           O            02/01/13
    0


    1685522          686/686             F           75,375.00         ZZ
                                         180         60,147.35          1
    6517 N CALIFORNIA #101             7.500            698.74         75
                                       7.250            698.74      100,500.00
    CHICAGO          IL   60645          1            12/30/97         00
    818687063                            01           02/01/98          0
    818687063                            O            01/01/13
    0


    1685538          B60/G01             F          513,000.00         ZZ
                                         180        513,000.00          1
    926 DUNCAN PLACE                   7.125          4,646.92         76
                                       6.875          4,646.92      680,000.00
    MANHATTAN BEACH  CA   90266          2            01/15/98         00
    0430590323                           05           03/01/98          0
    200445                               O            02/01/13
    0


    1685659          025/025             F          290,000.00         ZZ
                                         180        289,104.78          1
    106 NORTH VILLAGE WAY              7.250          2,647.30         77
                                       7.000          2,647.30      380,000.00
    JUPITER          FL   33458          2            12/23/97         00
    493521                               03           02/01/98          0
    493521                               O            01/01/13
    0


    1685665          025/025             F          280,000.00         ZZ
                                         180        279,106.98          1
1


    220 LACKLAND COURT                 6.875          2,497.19         66
                                       6.625          2,497.19      425,000.00
    DUNWOODY         GA   30350          2            12/24/97         00
    441391                               03           02/01/98          0
    441391                               O            01/01/13
    0


    1685670          025/025             F          381,900.00         ZZ
                                         180        380,695.12          1
    108 VERNON HILL COURT              7.000          3,432.63         80
                                       6.750          3,432.63      477,400.00
    CHAPEL HILL      NC   27514          1            12/15/97         00
    568925                               05           02/01/98          0
    568925                               O            01/01/13
    0


    1685673          025/025             F          365,000.00         ZZ
                                         180        363,873.26          1
    1892 HONEY SPRING PLACE            7.250          3,331.95         73
                                       7.000          3,331.95      500,000.00
    LEXINGTON        KY   40502          2            12/15/97         00
    861301                               03           02/01/98          0
    861301                               O            01/01/13
    0


    1685676          025/025             F          302,000.00         ZZ
                                         180        301,087.92          1
    2424 GOLF CLUB LANE                7.500          2,799.58         59
                                       7.250          2,799.58      520,000.00
    NASHVILLE        TN   37215          2            12/17/97         00
    861467                               05           02/01/98          0
    861467                               O            01/01/13
    0


    1685684          267/267             F          420,000.00         ZZ
                                         180        420,000.00          1
    20059 ELFIN FOREST LANE            7.000          3,775.08         79
                                       6.750          3,775.08      535,000.00
    ESCONDIDO        CA   92029          2            01/08/98         00
    4336102                              05           03/01/98          0
    4336102                              O            02/01/13
    0


    1685689          267/267             F          255,000.00         ZZ
                                         180        255,000.00          1
    5540 ELDERBERRY LN                 6.750          2,256.52         77
                                       6.500          2,256.52      335,000.00
    YORBA LINDA      CA   92887          2            01/13/98         00
    4336801                              05           03/01/98          0
1


    4336801                              O            02/01/13
    0


    1685793          664/G01             F          280,000.00         ZZ
                                         180        280,000.00          1
    10555 ASHTON AVENUE NO 303         7.000          2,516.72         70
                                       6.750          2,516.72      405,000.00
    LOS ANGELES      CA   90024          1            01/12/98         00
    0430590398                           01           03/01/98          0
    2438646                              O            02/01/13
    0


    1685819          998/998             F          450,000.00         ZZ
                                         180        448,580.27          1
    307 NORTH SALTAIR AVENUE           7.000          4,044.73         32
                                       6.750          4,044.73    1,425,000.00
    LOS ANGELES      CA   90049          5            11/28/97         00
    59922120                             05           02/01/98          0
    59922120                             O            01/01/13
    0


    1685821          998/998             F          438,000.00         ZZ
                                         180        436,587.84          1
    248  MARTENS AVENUE                6.750          3,875.91         63
                                       6.500          3,875.91      700,000.00
    MOUNTAIN VIEW    CA   94040          2            12/12/97         00
    59940379                             05           02/01/98          0
    59940379                             O            01/01/13
    0


    1685822          998/998             F          375,000.00         ZZ
                                         180        373,867.45          1
    1701  SABRINA TERRACE              7.500          3,476.30         38
                                       7.250          3,476.30    1,000,000.00
    NEWPORT BEACH    CA   92625          2            12/17/97         00
    59982926                             05           02/01/98          0
    59982926                             O            01/01/13
    0


    1685823          998/998             F          300,000.00         ZZ
                                         180        299,083.98          1
    1048  HACIENDA DRIVE               7.375          2,759.77         55
                                       7.125          2,759.77      550,000.00
    WALNUT CREEK     CA   94598          1            12/09/97         00
    59993931                             05           02/01/98          0
    59993931                             O            01/01/13
    0


1


    1685824          998/998             F          454,000.00         ZZ
                                         180        452,006.01          1
    2232  HOLLY AVENUE                 7.125          4,112.48         70
                                       6.875          4,112.48      650,000.00
    ARCADIA          CA   91007          5            12/04/97         00
    69179174                             05           02/01/98          0
    69179174                             O            01/01/13
    0


    1685826          998/998             F          435,000.00         ZZ
                                         180        433,642.44          1
    544  NEVADA AVENUE                 7.125          3,940.37         55
                                       6.875          3,940.37      795,000.00
    SAN MATEO        CA   94402          2            12/03/97         00
    79772182                             05           02/01/98          0
    79772182                             O            01/01/13
    0


    1685827          998/998             F          258,500.00         ZZ
                                         180        257,719.30          1
    1255  MURCHISON DRIVE              7.500          2,396.33         44
                                       7.250          2,396.33      600,000.00
    MILLBRAE         CA   94030          2            12/16/97         00
    79772752                             05           02/01/98          0
    79772752                             O            01/01/13
    0


    1685828          998/998             F          462,000.00         ZZ
                                         180        460,635.05          1
    19357  LEMMER DRIVE                7.750          4,348.70         67
                                       7.500          4,348.70      690,000.00
    LOS ANGELES      CA   91356          2            12/26/97         00
    90009143                             05           02/01/98          0
    90009143                             O            01/01/13
    0


    1685830          998/998             F          240,000.00         ZZ
                                         180        239,283.08          1
    1107  SEAVIEW AVENUE               7.625          2,241.92         75
                                       7.375          2,241.92      320,000.00
    PACIFIC GROVE    CA   93950          1            12/03/97         00
    90035890                             05           02/01/98          0
    90035890                             O            01/01/13
    0


    1685831          998/998             F          307,900.00         ZZ
                                         180        306,939.10          1
    2081  ELEVADO ROAD                 7.125          2,789.06         70
                                       6.875          2,789.06      440,000.00
1


    VISTA            CA   92084          2            12/11/97         00
    99546947                             05           02/01/98          0
    99546947                             O            01/01/13
    0


    1685832          998/998             F          500,000.00         ZZ
                                         180        498,539.00          1
    24667  UPPER TRAIL                 7.875          4,742.25         65
                                       7.625          4,742.25      775,000.00
    CARMEL           CA   93923          1            12/08/97         00
    99563975                             05           02/01/98          0
    99563975                             O            01/01/13
    0


    1685833          998/998             F          248,000.00         ZZ
                                         180        247,226.03          1
    9610  RAVILLER DRIVE               7.125          2,246.47         80
                                       6.875          2,246.47      310,000.00
    DOWNEY           CA   90240          2            12/04/97         00
    99677429                             05           02/01/98          0
    99677429                             O            01/01/13
    0


    1685834          998/998             F          268,000.00         ZZ
                                         180        268,000.00          1
    485  PALA AVENUE                   7.125          2,427.63         80
                                       6.875          2,427.63      335,000.00
    SUNNYVALE        CA   94086          1            01/02/98         00
    99966855                             05           03/01/98          0
    99966855                             O            02/01/13
    0


    1685835          998/998             F          265,000.00         ZZ
                                         180        264,181.95          1
    1045  CASTLEROCK LANE              7.250          2,419.09         68
                                       7.000          2,419.09      395,000.00
    SANTA ANA        CA   92705          2            12/24/97         00
    99987745                             03           02/01/98          0
    99987745                             O            01/01/13
    0


    1686158          F27/G01             F          131,550.00         ZZ
                                         180        129,910.83          1
    2709 CURZON COURT                  7.250          1,200.88         50
                                       7.000          1,200.88      265,000.00
    VIENNA           VA   22181          5            09/24/97         00
    0430587170                           09           11/01/97          0
    11689318                             O            10/01/12
    0
1




    1686191          957/G01             F          380,700.00         ZZ
                                         180        380,700.00          1
    4120 CARUTH BOULEVARD              6.250          3,264.21         74
                                       6.000          3,264.21      516,000.00
    UNIVERSITY PARK  TX   75225          5            01/15/98         00
    0430591123                           05           03/01/98          0
    0246320                              O            02/01/13
    0


    1686242          356/G01             F          236,000.00         ZZ
                                         180        236,000.00          1
    30209 ARAGON PLACE                 7.125          2,137.77         68
                                       6.875          2,137.77      350,000.00
    UNION CITY       CA   94587          2            01/06/98         00
    0430589986                           03           03/01/98          0
    2460343                              O            02/01/13
    0


    1686367          F02/F02             F          360,000.00         ZZ
                                         180        354,375.91          1
    6520 COMMODORE SLOAT DR            7.250          3,286.31         80
                                       7.000          3,286.31      450,000.00
    LOS ANGELES      CA   90048          1            08/26/97         00
    601485557                            05           10/01/97          0
    601485557                            O            09/01/12
    0


    1686368          F02/F02             F          228,000.00         ZZ
                                         180        224,588.16          1
    959 COUNTRY CLUB RD                7.750          2,146.11         75
                                       7.500          2,146.11      306,000.00
    LAKE OSWEGO      OR   97034          2            08/07/97         00
    601283768                            05           10/01/97          0
    601283768                            O            09/01/12
    0


    1686423          638/G01             F          290,000.00         ZZ
                                         180        290,000.00          1
    2230 NELSON AVENUE                 7.125          2,626.91         79
                                       6.875          2,626.91      370,000.00
    TUSTIN           CA   92782          2            01/12/98         00
    0430590166                           03           03/01/98          0
    8696275                              O            02/01/13
    0


    1686519          637/G01             F          285,000.00         ZZ
                                         180        285,000.00          1
1


    3199 FALLS CREEK DRIVE             7.500          2,641.99         64
                                       7.250          2,641.99      450,000.00
    SAN JOSE         CA   95135          2            01/06/98         00
    0430591198                           05           03/01/98          0
    8424509                              O            02/01/13
    0


    1686547          593/593             F          500,000.00         ZZ
                                         180        500,000.00          1
    1196 EAST 1650 SOUTH               7.250          4,564.32         72
                                       7.000          4,564.32      700,000.00
    BOUNTIFUL        UT   84010          5            01/06/98         00
    6760904                              05           03/01/98          0
    6760904                              O            02/01/13
    0


    1686548          593/593             F          350,000.00         ZZ
                                         180        348,919.55          1
    2964 NORTH 5000 EAST               7.250          3,195.03         44
                                       7.000          3,195.03      800,000.00
    SUGAR CITY       ID   83448          5            12/17/97         00
    6228415                              05           02/01/98          0
    6228415                              O            01/01/13
    0


    1686563          637/G01             F          313,000.00         ZZ
                                         180        312,044.29          1
    286 CYPRESS DRIVE                  7.375          2,879.36         74
                                       7.125          2,879.36      425,000.00
    FAIRFAX          CA   94930          5            12/30/97         00
    0430597997                           05           02/01/98          0
    8168486                              O            01/01/13
    0


    1686566          356/G01             F          325,000.00         ZZ
                                         180        325,000.00          1
    1210 HAMIDA COURT                  7.375          2,989.76         55
                                       7.125          2,989.76      600,000.00
    SAN JOSE         CA   95120          5            01/08/98         00
    0430589929                           05           03/01/98          0
    2461101                              O            02/01/13
    0


    1686590          813/813             F          600,000.00         ZZ
                                         180        600,000.00          1
    144 ROYAL PLACE                    6.750          5,309.46         70
                                       6.500          5,309.46      860,000.00
    HONOLULU         HI   96816          5            01/26/98         00
    01079972                             05           03/01/98          0
1


    01079972                             O            02/01/13
    0


    1686878          267/267             F          285,000.00         ZZ
                                         180        285,000.00          1
    5906 CLOVER HEIGHTS AVENUE         6.875          2,541.79         40
                                       6.625          2,541.79      725,000.00
    MALIBU           CA   90265          2            01/15/98         00
    4329448                              05           03/01/98          0
    4329448                              O            02/01/13
    0


    1686903          356/G01             F          344,000.00         ZZ
                                         180        344,000.00          1
    592 BUTTONWOOD DRIVE               7.125          3,116.06         66
                                       6.875          3,116.06      525,000.00
    DANVILLE         CA   94506          2            01/13/98         00
    0430591511                           03           03/01/98          0
    2457885                              O            02/01/13
    0


    1687005          893/G01             F          286,000.00         ZZ
                                         180        286,000.00          1
    13749 LEXINGTON COURT              7.500          2,651.26         37
                                       7.250          2,651.26      775,000.00
    SARATOGA         CA   95070          2            01/15/98         00
    0430589457                           05           03/01/98          0
    0248069                              O            02/01/13
    0


    1687082          195/G01             F          600,000.00         ZZ
                                         180        600,000.00          1
    8 RUGGLES LANE                     7.125          5,434.99         78
                                       6.875          5,434.99      770,000.00
    MILTON           MA   02186          2            01/26/98         00
    0430615724                           05           03/01/98          0
    56211                                O            02/01/13
    0


    1687097          025/025             F          375,000.00         T
                                         180        373,842.39          1
    513 SOUTH BALD HEAD WYND           7.250          3,423.24         60
                                       7.000          3,423.24      630,000.00
    BALD HEAD ISLAN  NC   28461          2            12/10/97         00
    568733                               03           02/01/98          0
    568733                               O            01/01/13
    0


1


    1687745          069/G01             F          302,800.00         ZZ
                                         180        302,800.00          1
    602 NORTH PACIFIC STREET #B        7.500          2,807.00         75
                                       7.250          2,807.00      406,000.00
    OCEANSIDE        CA   92054          2            01/15/98         00
    0430600890                           01           03/01/98          0
    2362210557                           O            02/01/13
    0


    1687783          E13/G01             F          257,000.00         ZZ
                                         180        256,092.70          1
    5304 VIA ANGELINA                  7.250          2,346.06         89
                                       7.000          2,346.06      290,000.00
    YORBA LINDA      CA   92686          2            12/01/97         14
    0430591131                           03           02/01/98         25
    31138027                             O            01/01/13
    0


    1687950          964/G01             F          343,200.00         ZZ
                                         180        343,200.00          1
    31062 VIA LIMON                    6.875          3,060.85         80
                                       6.625          3,060.85      429,000.00
    SAN JUAN CAPIST  CA   92675          1            01/23/98         00
    0430592469                           03           03/01/98          0
    31194                                O            02/01/13
    0


    1687965          267/267             F          265,700.00         ZZ
                                         120        265,700.00          1
    15780 HIDDEN HILL PL               6.750          3,050.88         25
                                       6.500          3,050.88    1,075,000.00
    LOS GATOS        CA   95030          2            01/14/98         00
    4329317                              05           03/01/98          0
    4329317                              O            02/01/08
    0


    1688009          025/025             F          269,000.00         ZZ
                                         180        269,000.00          1
    2408 NORFOLK ROAD                  7.125          2,436.69         75
                                       6.875          2,436.69      360,000.00
    ORLANDO          FL   32803          2            01/07/98         00
    697596                               05           03/01/98          0
    697596                               O            02/01/13
    0


    1688013          025/025             F          300,000.00         ZZ
                                         180        300,000.00          1
    13617 PINE VILLA LANE              7.250          2,738.59         77
                                       7.000          2,738.59      390,000.00
1


    FORT MYERS       FL   33912          1            01/09/98         00
    373053                               03           03/01/98          0
    373053                               O            02/01/13
    0


    1688018          025/025             F          468,000.00         ZZ
                                         180        466,491.12          1
    3101 CAMERON DRIVE                 6.750          4,141.38         80
                                       6.500          4,141.38      585,000.00
    HENDERSON        NC   27536          2            12/10/97         00
    568277                               05           02/01/98          0
    568277                               O            01/01/13
    0


    1688035          025/025             F          320,000.00         ZZ
                                         180        319,001.34          1
    1841 JAMAICA WAY                   7.125          2,898.66         80
                                       6.875          2,898.66      400,000.00
    PUNTA GORDA      FL   33950          1            12/30/97         00
    446865                               05           02/01/98          0
    446865                               O            01/01/13
    0


    1688082          964/G01             F          196,550.00         ZZ
                                         180        196,550.00          1
    575 SOUTH BARRINGTON AVENUE        7.375          1,808.11         57
    #110                               7.125          1,808.11      345,000.00
    LOS ANGELES      CA   90049          2            01/20/98         00
    0430592170                           01           03/01/98          0
    31119                                O            02/01/13
    0


    1688121          025/025             F          300,000.00         ZZ
                                         180        300,000.00          1
    3081 RIO BAYA NORTH                7.250          2,738.59         73
                                       7.000          2,738.59      415,000.00
    INDIALANTIC      FL   32903          5            01/02/98         00
    117391                               03           03/01/98          0
    117391                               O            02/01/13
    0


    1688129          025/025             F          471,000.00         ZZ
                                         180        469,593.06          1
    13650 DEERING BAY DRIVE            7.625          4,399.75         53
                                       7.375          4,399.75      900,000.00
    MIAMI            FL   33158          2            12/24/97         00
    451170                               09           02/01/98          0
    451170                               O            01/01/13
    0
1




    1688139          025/025             F          257,000.00         ZZ
                                         180        256,189.18          1
    1708 BICKERSTAFF BLVD              7.000          2,309.99         77
                                       6.750          2,309.99      337,000.00
    KNOXVILLE        TN   37922          2            12/29/97         00
    315233                               05           02/01/98          0
    315233                               O            01/01/13
    0


    1688250          399/399             F          592,000.00         T
                                         180        592,000.00          1
    SAN ANTONIO AVE 4 NE OF OCEAN      7.250          5,404.15         63
    AVE                                7.000          5,404.15      950,000.00
    CARMEL           CA   93921          2            01/28/98         00
    6809594                              05           03/01/98          0
    6809594                              O            02/01/13
    0


    1688566          025/025             F          500,000.00         ZZ
                                         180        500,000.00          1
    11890 SW 51 ST                     6.875          4,459.27         73
                                       6.625          4,459.27      690,000.00
    MIAMI            FL   33175          5            01/21/98         00
    795044                               05           03/01/98          0
    795044                               O            02/01/13
    0


    1688584          025/025             F          388,600.00         ZZ
                                         180        387,373.98          1
    7403 ROYAL HARBOUR CIRCLE          7.000          3,492.85         67
                                       6.750          3,492.85      580,000.00
    OOLTEWAH         TN   37363          5            12/26/97         00
    794325                               05           02/01/98          0
    794325                               O            01/01/13
    0


    1688588          025/025             F          250,200.00         ZZ
                                         180        249,402.02          1
    6099 KINGS MOUNTAIN WAY            6.875          2,231.42         88
                                       6.625          2,231.42      286,000.00
    STONE MOUNTAIN   GA   30087          1            12/30/97         11
    441124                               05           02/01/98         25
    441124                               O            01/01/13
    0


    1689533          F02/F02             F          445,000.00         ZZ
                                         180        443,626.30          1
1


    2810 KENNINGTON DR                 7.250          4,062.24         80
                                       7.000          4,062.24      560,000.00
    GLENDALE         CA   91206          5            12/08/97         00
    601812381                            05           02/01/98          0
    601812381                            O            01/01/13
    0


    1689535          F02/F02             F          304,200.00         ZZ
                                         180        304,200.00          1
    455 CARICA RD                      7.500          2,819.97         71
                                       7.250          2,819.97      430,000.00
    NAPLES           FL   34108          5            01/05/98         00
    602006606                            05           03/01/98          0
    602006606                            O            02/01/13
    0


    1689537          F02/F02             F          300,000.00         ZZ
                                         180        299,083.98          1
    1685 TENTH ST W                    7.375          2,759.77         31
                                       7.125          2,759.77      985,000.00
    KIRKLAND         WA   98033          5            12/23/97         00
    601967674                            05           02/01/98          0
    601967674                            O            01/01/13
    0


    1689547          267/267             F          400,000.00         ZZ
                                         180        400,000.00          1
    1700 N. DAUBENBERGER ROAD          7.125          3,623.33         80
                                       6.875          3,623.33      500,000.00
    TURLOCK          CA   95382          2            01/12/98         00
    4337637                              05           03/01/98          0
    4337637                              O            02/01/13
    0


    1689599          267/267             F          555,000.00         ZZ
                                         180        555,000.00          1
    2812 EASTON DRIVE                  6.750          4,911.25         74
                                       6.500          4,911.25      755,000.00
    BURLINGAME       CA   94010          1            01/28/98         00
    4341123                              05           03/01/98          0
    4341123                              O            02/01/13
    0


    2614416          696/G01             F          500,000.00         ZZ
                                         180        500,000.00          1
    855 WHANN AVENUE                   7.125          4,529.16         55
                                       6.875          4,529.16      925,000.00
    MCLEAN           VA   22101          1            01/15/98         00
    0430576280                           05           03/01/98          0
1


    2081323                              O            02/01/13
    0


    2616960          696/G01             F          281,600.00         ZZ
                                         180        281,600.00          1
    1431 MCLEAN NEWS COURT             7.250          2,570.62         80
                                       7.000          2,570.62      352,000.00
    MCLEAN           VA   22101          2            01/27/98         00
    0430591313                           03           03/01/98          0
    2378029                              O            02/01/13
    0


    2616962          696/G01             F          400,000.00         ZZ
                                         180        400,000.00          1
    5800 KIRKSIDE DRIVE                6.875          3,567.42         61
                                       6.625          3,567.42      660,000.00
    CHEVY CHASE      MD   20815          2            01/28/98         00
    0430591545                           05           03/01/98          0
    2328006                              O            02/01/13
    0

   TOTAL NUMBER OF LOANS   :        951

   TOTAL ORIGINAL BALANCE  :   282,719,842.52

   TOTAL PRINCIPAL BALANCE :   280,954,504.12

   TOTAL ORIGINAL P+I      :     2,604,517.07

   TOTAL CURRENT P+I       :     2,604,517.07


                             ***************************
                             *      END OF REPORT      *
                             ***************************


1

  RUN ON     : 02/25/98           RFC DISCLOSURE SYSTEM       RFFSDFIX-01
  AT         : 12.28.22           FIXED PASSTHRU REPORT       AMORTIZED BALANCE
  SERIES     : RFMSI I 1998-S4                                CUTOFF : 02/01/98
  POOL       : 0004282
             :
             :
  POOL STATUS: F

    RFC LOAN NUMBER                      SUB SERV FEE
    PRINCIPAL BALANCE                    MSTR SERV FEE
    CURR NOTE RATE                       ALL EXP
    RFC NET RATE                         MISC EXP
    NET MTG RATE(INVSTR RATE)            SPREAD
    POST STRIP RATE                      STRIP
  ---------------------------------------------------------------------

      1629495                              .2500
      252,708.88                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1635547                              .2500
      320,743.56                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1639198                              .2500
      392,637.49                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1643210                              .2500
      305,065.31                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1649614                              .2500
      327,978.55                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1650674                              .2500
      262,127.36                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1650969                              .2500
      164,011.11                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1654232                              .2500
      346,739.04                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1656077                              .2500
      247,695.85                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1656095                              .2500
      302,350.47                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1657427                              .2500
       60,484.92                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.5000                        1.5450

      1657437                              .2500
      108,705.31                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1657481                              .2500
      932,728.10                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1657484                              .2500
       84,208.07                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1657501                              .2500
      594,226.16                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1657505                              .2500
       79,254.61                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1660288                              .2500
      122,840.01                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1660700                              .2500
      256,464.60                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1662204                              .2500
      230,594.28                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1662272                              .2500
      279,145.04                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1664768                              .2500
      347,879.37                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1664822                              .2500
      327,049.70                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200
1



      1664894                              .2500
      543,165.78                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1664931                              .2500
      598,193.27                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1665357                              .2500
      309,053.44                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1665987                              .2500
       64,134.12                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      1666172                              .2500
      312,000.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1666350                              .2500
       58,657.87                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1666816                              .2500
      318,039.82                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1666823                              .2500
      296,062.97                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700
1



      1667269                              .2500
      403,200.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1667445                              .2500
       96,700.56                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1667574                              .2500
      285,261.02                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1668073                              .2500
      322,898.44                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1668076                              .2500
      345,844.99                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1668093                              .2500
      298,162.33                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1668102                              .2500
      247,424.26                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1668103                              .2500
      412,345.22                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450
1



      1668122                              .2500
      396,232.76                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1668123                              .2500
      297,323.80                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1668124                              .2500
      644,138.02                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1668278                              .2500
       83,491.01                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1668560                              .2500
      592,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1668814                              .2500
      198,788.18                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1668835                              .2500
      298,221.62                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1668854                              .2500
       50,700.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700
1



      1669055                              .2500
      130,000.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      1669226                              .2500
      267,600.68                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1669387                              .2500
       65,805.01                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1669790                              .2500
      139,538.78                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1669880                              .2500
      359,897.72                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1670604                              .2500
      127,114.94                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1670907                              .2500
       50,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1670953                              .2500
      112,957.82                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700
1



      1671099                              .2500
      240,152.03                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1671100                              .2500
      229,282.21                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1671101                              .2500
      249,710.95                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1671102                              .2500
      283,142.28                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1671103                              .2500
      234,282.45                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1671104                              .2500
      360,721.24                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1671105                              .2500
      274,160.31                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1671106                              .2500
      308,038.22                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700
1



      1671107                              .2500
      402,739.19                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1671108                              .2500
      268,878.46                           .0800
            6.9990                         .0000
            6.7490                         .0000
            6.6690                         .0000
            6.5000                         .1690

      1671109                              .2500
      258,318.74                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1671110                              .2500
      297,837.76                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1671111                              .2500
      287,101.20                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1671112                              .2500
      298,182.26                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1671113                              .2500
      227,584.96                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1671115                              .2500
      257,384.12                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450
1



      1671116                              .2500
      237,079.99                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1671117                              .2500
      259,223.34                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1671118                              .2500
      296,233.46                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1671119                              .2500
      548,468.83                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1671120                              .2500
      273,315.46                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1671122                              .2500
      273,240.82                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1671123                              .2500
      258,475.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1671124                              .2500
      236,128.63                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1671125                              .2500
      228,094.17                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1671126                              .2500
      323,009.18                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1671127                              .2500
      308,142.08                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1671129                              .2500
      433,358.21                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1671130                              .2500
      337,372.99                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1671131                              .2500
      306,174.20                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1671132                              .2500
      347,856.03                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1671133                              .2500
      478,582.53                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700
1



      1671134                              .2500
      386,802.26                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1671135                              .2500
      375,051.31                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1671137                              .2500
      228,621.55                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1671138                              .2500
      249,219.80                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1671139                              .2500
      288,064.02                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1671140                              .2500
      358,888.69                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1671141                              .2500
      397,576.35                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1671143                              .2500
      321,079.27                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200
1



      1671144                              .2500
      347,856.03                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1671145                              .2500
      340,921.71                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1671161                              .2500
      561,576.58                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1671162                              .2500
      361,634.17                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1671163                              .2500
      287,606.78                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1671165                              .2500
      243,429.17                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1671167                              .2500
      241,693.95                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1671168                              .2500
      265,857.32                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700
1



      1671169                              .2500
      362,788.41                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1671170                              .2500
      392,553.93                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1671171                              .2500
      332,351.60                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1671172                              .2500
      291,692.41                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1671173                              .2500
      298,162.33                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1671174                              .2500
      327,503.52                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1671175                              .2500
      254,159.92                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1671176                              .2500
      417,370.72                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      1671178                              .2500
      307,881.54                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1671179                              .2500
      319,288.61                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1671180                              .2500
      258,399.10                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1671181                              .2500
      248,468.61                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1671182                              .2500
      372,727.82                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1671183                              .2500
      260,977.76                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1671184                              .2500
      496,903.70                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1671185                              .2500
      310,004.12                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450
1



      1671186                              .2500
      368,354.09                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1671188                              .2500
      447,213.33                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1671189                              .2500
      298,121.94                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1671190                              .2500
      258,217.78                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1671191                              .2500
      298,162.33                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1671192                              .2500
      395,520.73                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1671193                              .2500
      248,078.22                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1671194                              .2500
      305,574.98                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      1671195                              .2500
      236,557.93                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1671196                              .2500
      262,400.38                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1671198                              .3500
      263,429.08                           .0800
            7.7500                         .0000
            7.4000                         .0000
            7.3200                         .0000
            6.5000                         .8200

      1671199                              .2500
      308,162.33                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1671200                              .2500
      356,005.82                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1671201                              .2500
      398,724.25                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1671202                              .2500
      546,481.63                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1671203                              .2500
      226,531.57                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700
1



      1671204                              .2500
      490,012.83                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1671205                              .2500
      332,936.63                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1671206                              .2500
      264,295.01                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1671207                              .2500
      546,667.48                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1671208                              .2500
      315,814.02                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1671209                              .2500
      278,266.07                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1671210                              .2500
      298,080.88                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1671213                              .2500
      284,139.26                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700
1



      1671214                              .2500
      298,446.63                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1671215                              .2500
      533,564.79                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1671216                              .2500
      249,376.94                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1671217                              .2500
      280,633.62                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1671218                              .2500
      625,727.49                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1671219                              .2500
      227,826.34                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1671220                              .2500
      238,605.40                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1671221                              .2500
      497,003.37                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950
1



      1671222                              .2500
      249,228.26                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1671223                              .2500
      275,166.44                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1671224                              .2500
      363,611.68                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1671225                              .2500
      248,451.85                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1671226                              .2500
      309,021.96                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1671227                              .2500
      360,776.41                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1671228                              .2500
      235,295.03                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1671229                              .2500
      296,073.02                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000
1



      1671230                              .2500
      238,495.47                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1671231                              .2500
      265,382.20                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1671232                              .2500
      724,421.83                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1671233                              .2500
      267,045.82                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1671234                              .2500
      471,276.59                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1671235                              .2500
      315,035.12                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1671236                              .2500
      295,239.40                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1671237                              .2500
      362,764.15                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      1671238                              .2500
      556,532.14                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1671239                              .2500
      248,965.54                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1671240                              .2500
      262,862.05                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1671241                              .2500
      270,351.91                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1671242                              .2500
      387,584.89                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1671243                              .2500
      240,376.51                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1671244                              .2500
      437,275.26                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1671245                              .2500
      648,015.28                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      1671246                              .2500
      458,548.71                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1671247                              .2500
      222,642.75                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1671249                              .2500
      240,517.60                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1671250                              .2500
      363,860.90                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1671251                              .2500
      265,801.87                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1671253                              .2500
      407,515.74                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1671254                              .2500
      398,738.01                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1671255                              .2500
      324,478.11                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1671256                              .2500
      238,529.86                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1671257                              .2500
      427,189.42                           .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            6.3450                         .0000

      1671258                              .2500
      313,468.75                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1671259                              .2500
      337,871.54                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1671260                              .2500
      268,381.81                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1671261                              .2500
      223,536.07                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1671262                              .2500
      252,974.70                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1671263                              .2500
      288,223.58                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      1671264                              .2500
      283,347.29                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1671267                              .2500
      327,956.45                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1671268                              .2500
      308,121.67                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1671269                              .2500
      331,998.24                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1671270                              .2500
      322,898.44                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1671271                              .2500
      643,576.71                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1671272                              .2500
      261,406.44                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1671273                              .2500
      262,167.09                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700
1



      1671274                              .2500
      459,437.16                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1671275                              .2500
      395,520.73                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1671276                              .2500
      339,019.50                           .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            6.3450                         .0000

      1671277                              .2500
      287,248.90                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1671278                              .2500
      426,106.75                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1671279                              .2500
      253,453.63                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1671280                              .2500
      365,745.79                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1671281                              .2500
      503,790.60                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      1671282                              .2500
      284,565.27                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1671283                              .2500
      347,730.68                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1671284                              .2500
      365,070.49                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1671285                              .2500
      337,917.30                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1671286                              .2500
      385,490.87                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1671287                              .2500
      445,635.13                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1671288                              .2500
      493,888.69                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1671289                              .2500
      402,331.23                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700
1



      1671290                              .2500
      226,393.58                           .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      1671291                              .2500
      398,765.21                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1671292                              .2500
      563,293.62                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1671293                              .2500
      320,318.60                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1671294                              .2500
      328,000.47                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1671295                              .2500
      590,231.62                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1671296                              .2500
      575,855.57                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1671298                              .2500
      476,556.38                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700
1



      1671299                              .2500
      311,991.32                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1671300                              .2500
      449,291.04                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1671301                              .2500
      247,242.76                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1671302                              .2500
      275,129.23                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1671303                              .2500
      243,254.96                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1671304                              .2500
      324,018.45                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1671305                              .2500
      273,126.10                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1671306                              .2500
      648,036.91                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700
1



      1671308                              .2500
      252,548.68                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1671309                              .2500
      377,562.96                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1671310                              .2500
      380,774.97                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1671311                              .2500
      261,970.87                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1671312                              .2500
      357,721.79                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1671313                              .2500
      117,202.14                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1671314                              .2500
      188,367.39                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1671315                              .2500
      194,960.71                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700
1



      1671317                              .2500
      219,468.21                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1671736                              .2500
      257,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1671760                              .2500
      270,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1671997                              .2500
       69,500.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1672032                              .2500
      650,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1672121                              .2500
      248,280.43                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1672190                              .2500
      275,000.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1672249                              .2500
      421,402.75                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      1672251                              .2500
      102,576.72                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1672268                              .2500
      325,994.22                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1672279                              .2500
      232,857.47                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1672427                              .2500
      248,468.61                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1672434                              .2500
      160,262.24                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1672570                              .2500
      293,270.36                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1672670                              .2500
      383,286.92                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1672811                              .2500
      541,360.07                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700
1



      1672812                              .2500
       99,670.56                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1672837                              .2500
      364,230.43                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1672855                              .2500
      622,984.95                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1673080                              .2500
      598,065.54                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1673138                              .2500
      289,104.78                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1673209                              .2500
      247,397.62                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1673212                              .2500
      346,809.02                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1673401                              .2500
      243,900.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700
1



      1673408                              .2500
       97,205.54                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1673550                              .2500
       35,100.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      1673564                              .2500
      157,543.39                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1673605                              .2500
      300,090.94                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1673773                              .2500
      291,078.75                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1673801                              .2500
      422,310.48                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1673884                              .2500
      253,215.91                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1673946                              .2500
      421,040.29                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1673948                              .2500
      647,536.91                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1674002                              .2500
      262,400.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1674041                              .2500
      138,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1674050                              .2500
      260,575.29                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1674053                              .2500
      316,000.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1674054                              .2500
      249,244.97                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1674104                              .2500
       69,797.71                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1674122                              .2500
      215,881.52                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1674139                              .2500
      318,990.41                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1674278                              .2500
      175,000.00                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1674306                              .2500
      343,969.44                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1674504                              .2500
      145,813.14                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1674517                              .2500
       64,803.69                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1674641                              .2500
      279,135.65                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1674645                              .2500
      279,135.65                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1674672                              .2500
      244,235.40                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      1674688                              .2500
      300,000.00                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1674690                              .2500
      235,302.76                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1674700                              .2500
      255,201.07                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1674703                              .2500
      248,485.20                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1674825                              .2500
       56,825.57                           .0800
            7.3500                         .0000
            7.1000                         .0000
            7.0200                         .0000
            6.5000                         .5200

      1674826                              .2500
       99,697.98                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1674827                              .2500
      149,578.09                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1674852                              .2500
      428,678.39                           .0800
            7.3000                         .0000
            7.0500                         .0000
            6.9700                         .0000
            6.5000                         .4700
1



      1674853                              .2500
      172,871.16                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1674854                              .2500
      528,634.53                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1674855                              .2500
      113,613.34                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1674902                              .2500
      256,240.70                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1674903                              .2500
      125,614.42                           .0800
            7.3500                         .0000
            7.1000                         .0000
            7.0200                         .0000
            6.5000                         .5200

      1674904                              .2500
       35,690.45                           .0800
            7.3500                         .0000
            7.1000                         .0000
            7.0200                         .0000
            6.5000                         .5200

      1674917                              .2500
      149,424.88                           .0800
            7.3500                         .0000
            7.1000                         .0000
            7.0200                         .0000
            6.5000                         .5200

      1674918                              .2500
      398,765.21                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1674919                              .2500
      162,265.55                           .0800
            7.6650                         .0000
            7.4150                         .0000
            7.3350                         .0000
            6.5000                         .8350

      1674920                              .2500
       59,815.58                           .0800
            7.3000                         .0000
            7.0500                         .0000
            6.9700                         .0000
            6.5000                         .4700

      1674922                              .2500
      258,118.09                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1674923                              .2500
      138,340.06                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1674924                              .2500
       59,816.39                           .0800
            7.3500                         .0000
            7.1000                         .0000
            7.0200                         .0000
            6.5000                         .5200

      1674926                              .2500
       49,846.99                           .0800
            7.3500                         .0000
            7.1000                         .0000
            7.0200                         .0000
            6.5000                         .5200

      1674927                              .2500
      388,796.08                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1674943                              .2500
       93,716.10                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700
1



      1674947                              .2500
       99,707.80                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1674967                              .2500
      428,687.61                           .0800
            7.3800                         .0000
            7.1300                         .0000
            7.0500                         .0000
            6.5000                         .5500

      1674968                              .2500
       93,213.88                           .0800
            7.3500                         .0000
            7.1000                         .0000
            7.0200                         .0000
            6.5000                         .5200

      1674969                              .2500
       97,700.76                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1674973                              .2500
      114,376.02                           .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            6.3450                         .0000

      1675030                              .2500
      236,274.76                           .0800
            7.3500                         .0000
            7.1000                         .0000
            7.0200                         .0000
            6.5000                         .5200

      1675031                              .2500
      100,954.14                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1675073                              .2500
      109,655.95                           .0800
            7.1000                         .0000
            6.8500                         .0000
            6.7700                         .0000
            6.5000                         .2700
1



      1675074                              .2500
      398,809.34                           .0800
            7.6650                         .0000
            7.4150                         .0000
            7.3350                         .0000
            6.5000                         .8350

      1675076                              .2500
      119,623.04                           .0800
            7.0500                         .0000
            6.8000                         .0000
            6.7200                         .0000
            6.5000                         .2200

      1675077                              .2500
      269,148.16                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1675079                              .2500
      299,113.67                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1675080                              .2500
       84,731.82                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1675081                              .2500
      226,343.75                           .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      1675137                              .2500
      246,744.28                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1675143                              .2500
      242,448.98                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700
1



      1675148                              .2500
      247,541.84                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1675151                              .2500
      309,024.71                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1675161                              .2500
      572,285.38                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1675172                              .2500
      251,222.08                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1675182                              .2500
      229,312.96                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1675189                              .2500
      366,377.87                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1675190                              .2500
      238,259.12                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1675204                              .2500
      213,533.91                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      1675208                              .2500
      290,061.79                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1675268                              .2500
      279,154.36                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1675338                              .2500
      340,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1675397                              .2500
      340,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1675398                              .2500
      226,342.77                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1675400                              .2500
      388,822.15                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1675405                              .2500
      244,268.15                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1675457                              .2500
      396,109.28                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000
1



      1675516                              .2500
      348,942.95                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1675573                              .2500
      287,158.46                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1675648                              .2500
      100,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1675774                              .2500
      498,506.43                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1675780                              .2500
      348,919.55                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1675781                              .2500
      408,378.90                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1675784                              .2500
      323,974.63                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1675786                              .2500
      598,167.95                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      1676374                              .2500
      245,232.28                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1676417                              .2500
      373,854.97                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1676527                              .2500
      322,400.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1676588                              .2500
      269,202.31                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1677773                              .2500
      510,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1678610                              .2500
      498,506.43                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1678611                              .2500
       41,076.93                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1678613                              .2500
      237,073.90                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      1678614                              .2500
       47,060.55                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1678615                              .2500
      121,236.77                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1678616                              .2500
      254,186.71                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1678617                              .2500
      282,126.39                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1678618                              .2500
      208,612.59                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1678619                              .2500
      328,970.14                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1678620                              .2500
      399,485.66                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1678621                              .2500
      358,212.53                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700
1



      1678622                              .2500
      287,110.95                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1678623                              .2500
      489,633.38                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1678624                              .2500
      261,191.22                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1678625                              .2500
      532,404.88                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1678626                              .2500
      298,121.96                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1678628                              .2500
      299,093.96                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1678629                              .2500
      195,408.06                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1678630                              .2500
      293,703.37                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700
1



      1678631                              .2500
      278,110.17                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1678632                              .2500
      263,193.90                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1678636                              .2500
      747,709.94                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1678639                              .2500
      299,063.76                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1678640                              .2500
      478,550.34                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1678641                              .2500
      289,104.78                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1678642                              .2500
      648,015.29                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1678643                              .2500
      340,859.38                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450
1



      1678644                              .2500
      458,532.89                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1678645                              .2500
       77,025.27                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1678646                              .2500
       63,992.45                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1678647                              .2500
      110,320.07                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1678648                              .2500
      118,857.59                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1678649                              .2500
      313,112.12                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1678650                              .2500
      155,054.78                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1678651                              .2500
      496,903.70                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1678652                              .2500
      544,532.09                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1678653                              .2500
      237,321.21                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1678654                              .2500
      302,064.64                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1678655                              .2500
      240,235.51                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1678656                              .2500
      645,886.59                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1678658                              .2500
      402,409.20                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1678659                              .2500
      763,989.46                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1678661                              .2500
      606,181.31                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      1678662                              .2500
      365,745.79                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1678663                              .2500
      264,955.20                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1678664                              .2500
      143,619.57                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1678665                              .2500
       87,489.70                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1678666                              .2500
      451,715.93                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1678667                              .2500
      482,061.33                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1678669                              .2500
      347,856.05                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1678670                              .2500
      273,297.05                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1678671                              .2500
      298,080.90                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1678672                              .2500
      258,475.57                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1678673                              .2500
      299,123.40                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1678674                              .2500
      258,631.85                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1678675                              .2500
      253,454.93                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1678676                              .2500
      318,061.08                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1678679                              .2500
      378,889.64                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1678680                              .2500
      299,073.91                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1678681                              .2500
      594,287.90                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1678682                              .2500
       59,147.29                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1678683                              .2500
      288,164.80                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1678684                              .2500
      523,379.35                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1678685                              .2500
      288,056.98                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1678686                              .2500
      645,930.91                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1678687                              .2500
      168,924.19                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1678688                              .2500
      298,162.33                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      1678689                              .2500
      273,187.53                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1678690                              .2500
      312,533.92                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1678691                              .2500
      497,036.04                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1678692                              .2500
      397,602.70                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1678693                              .2500
      109,347.94                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1678694                              .2500
       99,346.06                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1678695                              .2500
      389,492.36                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1678696                              .2500
      194,208.65                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700
1



      1678697                              .2500
      237,859.05                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1678698                              .2500
      299,196.03                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1678699                              .2500
      254,012.40                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1678700                              .2500
      239,217.81                           .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            6.3450                         .0000

      1678701                              .2500
      244,095.57                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1678702                              .2500
      297,294.47                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1678703                              .2500
      242,053.32                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1678704                              .2500
      361,672.24                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700
1



      1678705                              .2500
      698,243.47                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1678706                              .2500
       90,963.50                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1678707                              .2500
      270,297.24                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1678708                              .2500
      494,518.56                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1678709                              .2500
      367,658.53                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1678710                              .2500
      259,206.12                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1678711                              .2500
      415,494.81                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1678712                              .2500
      370,913.92                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      1678713                              .2500
      248,417.92                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1678714                              .2500
      258,424.63                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1678715                              .2500
      259,188.58                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1678716                              .2500
      646,018.38                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1678717                              .2500
      213,884.82                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1678718                              .2500
      267,906.68                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1678719                              .2500
      313,049.34                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1678720                              .2500
      379,431.60                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1678721                              .2500
      305,986.83                           .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            6.3450                         .0000

      1678722                              .2500
      562,375.57                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1678723                              .2500
      275,781.57                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1678725                              .2500
      223,560.67                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1678726                              .2500
      315,746.10                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1678727                              .2500
      246,000.36                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1678728                              .2500
      397,576.35                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1678729                              .2500
      496,984.73                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950
1



      1678731                              .2500
      244,698.69                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1678732                              .2500
      302,219.27                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1678733                              .2500
      105,281.07                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1678734                              .2500
      323,985.74                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1678735                              .2500
      312,453.06                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1678736                              .2500
      377,672.29                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1678737                              .2500
      198,774.88                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1678738                              .2500
      406,754.21                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      1678739                              .2500
      262,129.39                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1678740                              .2500
      348,743.56                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1678741                              .2500
      255,201.07                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1678743                              .2500
      320,247.86                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1678744                              .2500
      385,843.97                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1678747                              .2500
      844,620.92                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1678748                              .2500
      478,036.93                           .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            6.3450                         .0000

      1678749                              .2500
      249,219.80                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      1678750                              .2500
       80,561.27                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1678752                              .2500
      277,151.15                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1678753                              .2500
      205,647.34                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1678754                              .2500
      113,651.90                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1678756                              .2500
      262,428.44                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1678757                              .2500
       74,521.75                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1678758                              .2500
      109,560.43                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1678759                              .2500
      227,272.82                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450
1



      1678760                              .2500
      391,427.25                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1678762                              .2500
       91,722.14                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1678763                              .2500
      240,887.60                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1678764                              .2500
      128,293.95                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1678765                              .2500
      382,788.49                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1678766                              .2500
      422,676.77                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1678767                              .2500
      230,653.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1678768                              .2500
      111,825.75                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950
1



      1678769                              .2500
      397,522.96                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1678770                              .2500
      323,030.77                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1678773                              .2500
       42,868.70                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1678775                              .2500
      398,765.21                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1678777                              .2500
      284,157.98                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1678778                              .2500
       49,847.32                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1678779                              .2500
      314,027.61                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1678780                              .2500
       38,291.46                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200
1



      1678782                              .2500
      289,104.77                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1678783                              .2500
      168,489.59                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1678784                              .2500
      249,228.26                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1678785                              .2500
       98,843.85                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1678786                              .2500
      103,306.53                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1678788                              .2500
      142,595.82                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      1678789                              .2500
      205,745.75                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1678790                              .2500
      403,749.78                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1678791                              .2500
      244,276.16                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1678794                              .2500
      154,547.09                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1678795                              .2500
      225,324.90                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1678796                              .2500
      176,909.64                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1678797                              .2500
       79,521.08                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1678798                              .2500
       69,802.15                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      1678799                              .2500
      235,295.03                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1678800                              .2500
      272,091.30                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700
1



      1678803                              .2500
      315,036.95                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1678805                              .2500
      243,761.58                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1678806                              .2500
       49,848.99                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1678807                              .2500
      107,677.39                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1678808                              .2500
      240,247.88                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1678809                              .2500
      107,949.23                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1678810                              .2500
       49,703.87                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1678811                              .2500
      358,948.08                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450
1



      1678813                              .2500
       81,741.29                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1678814                              .2500
      149,546.98                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1678815                              .2500
      358,888.69                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1678816                              .2500
       39,781.81                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1678817                              .2500
      133,196.89                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1678818                              .2500
      473,533.69                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1678819                              .2500
      298,920.71                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1678821                              .2500
       38,888.53                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950
1



      1678822                              .2500
       63,505.49                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1678823                              .2500
       75,762.81                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1678824                              .2500
      276,992.29                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1678825                              .2500
      149,091.13                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1678826                              .2500
       31,905.46                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1678827                              .2500
       78,950.12                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1678828                              .2500
       47,862.81                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      1678830                              .2500
      465,909.77                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700
1



      1678831                              .2500
      158,492.89                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1678832                              .2500
      294,089.34                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1678833                              .2500
      291,088.72                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1678834                              .2500
      249,031.27                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1678835                              .2500
      403,749.78                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1678837                              .2500
      138,081.70                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1678839                              .2500
      299,093.96                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1678840                              .2500
      413,718.91                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1678841                              .2500
      295,883.79                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1678842                              .2500
      274,060.62                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1678843                              .2500
      267,163.62                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1678860                              .2500
      234,298.02                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1678861                              .2500
      558,213.95                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1678863                              .2500
      188,771.83                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1678867                              .2500
       99,701.29                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1678870                              .2500
      269,129.49                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000
1



      1678871                              .2500
      598,227.34                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1678873                              .2500
      264,562.67                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1678874                              .2500
      258,200.47                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1678875                              .2500
      159,511.45                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1678876                              .2500
      145,822.66                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1678877                              .2500
      309,063.76                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1678879                              .2500
       89,704.55                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1678880                              .2500
      497,509.42                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950
1



      1678881                              .2500
      142,568.12                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1678882                              .2500
      210,861.24                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1678883                              .2500
      335,147.71                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1678884                              .2500
      309,000.53                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1678885                              .2500
      111,558.02                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1678886                              .2500
       67,794.63                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1678887                              .2500
      130,480.46                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1678888                              .2500
      341,955.85                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450
1



      1678889                              .2500
       71,291.08                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1678890                              .2500
      302,237.10                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1678892                              .2500
      108,310.22                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1678894                              .2500
       98,194.90                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1678895                              .2500
      328,760.53                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1678896                              .2500
      644,073.87                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1678897                              .2500
      108,941.47                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1678898                              .2500
      139,205.88                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200
1



      1678899                              .2500
      441,309.76                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1678900                              .2500
      185,039.46                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1678901                              .2500
      213,299.71                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1678902                              .2500
      279,116.61                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1678903                              .2500
       69,793.18                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1678904                              .2500
      129,594.29                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1678905                              .2500
      148,554.91                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1679094                              .2500
      259,197.38                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1679098                              .2500
      289,104.77                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1679235                              .2500
      162,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1679321                              .2500
      384,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1679744                              .2500
      650,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1679809                              .2500
      319,350.24                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1680047                              .2500
      597,911.86                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1680098                              .2500
      268,900.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1680117                              .2500
      250,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1680168                              .2500
      254,246.61                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1680267                              .2500
      298,758.66                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1680268                              .2500
      377,206.48                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1680269                              .2500
      248,468.61                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1680270                              .2500
      270,451.32                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1680271                              .2500
      248,468.61                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1680272                              .2500
      248,434.96                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1680273                              .2500
      246,513.68                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950
1



      1680274                              .2500
      256,302.95                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1680275                              .2500
      560,819.74                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1680276                              .2500
      290,191.77                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1680277                              .2500
      450,619.87                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1680278                              .2500
      332,765.63                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1680279                              .2500
       44,617.35                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1680280                              .2500
      267,387.82                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1680282                              .2500
       55,675.24                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700
1



      1680283                              .2500
      260,412.51                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1680284                              .2500
      273,154.18                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1680285                              .2500
      294,079.36                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1680288                              .2500
      313,028.05                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1680289                              .2500
      266,398.11                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1680290                              .2500
      249,495.69                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1680291                              .2500
      233,692.08                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1680292                              .2500
      255,100.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700
1



      1680293                              .2500
      256,899.22                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1680295                              .2500
      199,402.57                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1680296                              .2500
      366,714.95                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1680297                              .2500
      398,791.95                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1680299                              .2500
      363,930.61                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1680301                              .2500
       89,466.48                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1680302                              .2500
      246,124.78                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1680303                              .2500
      398,765.22                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1680304                              .2500
      287,687.67                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1680305                              .2500
      125,812.59                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1680306                              .2500
      333,919.29                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1680307                              .2500
      330,783.52                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1680308                              .2500
      102,596.60                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1680309                              .2500
       77,150.46                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1680310                              .2500
      294,147.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1680311                              .2500
      312,065.16                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1680414                              .2500
      149,541.99                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1680431                              .2500
      120,646.44                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1680433                              .2500
      106,683.87                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1680434                              .2500
       66,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1680438                              .2500
       96,000.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1680514                              .2500
      443,626.30                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1680598                              .2500
      350,000.00                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1680769                              .2500
      305,095.94                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200
1



      1680777                              .2500
      297,100.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1680987                              .2500
      236,686.23                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1681050                              .2500
      340,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1681080                              .2500
      218,423.64                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1681107                              .2500
      598,246.80                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1681108                              .2500
      252,500.84                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1681109                              .2500
      290,629.25                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1681110                              .2500
      293,092.43                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1681113                              .2500
      317,637.78                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1681114                              .2500
      437,759.25                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1681115                              .2500
      318,061.08                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1681116                              .2500
      296,052.75                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1681117                              .2500
      314,048.66                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1681118                              .2500
      270,761.58                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1681119                              .2500
      348,883.71                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1681120                              .2500
      299,093.96                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700
1



      1681121                              .2500
      380,833.60                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1681122                              .2500
      251,247.24                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1681123                              .2500
      307,846.74                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1681126                              .2500
      794,485.50                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1681127                              .2500
      278,340.16                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1681129                              .2500
      316,898.03                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1681130                              .2500
      476,524.53                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1681131                              .2500
      327,956.45                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1681132                              .2500
      269,357.96                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1681133                              .2500
      339,747.42                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1681134                              .2500
      248,322.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1681135                              .2500
      645,886.59                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1681136                              .2500
      273,514.24                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1681137                              .2500
      246,760.68                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1681138                              .2500
      295,086.25                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1681139                              .2500
      306,939.10                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      1681140                              .2500
      240,893.68                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1681141                              .2500
      294,186.84                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1681142                              .2500
      316,094.16                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1681143                              .2500
      618,728.19                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1681144                              .2500
      407,542.78                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1681146                              .2500
      295,355.29                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1681147                              .2500
      543,372.01                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1681148                              .2500
      267,154.47                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700
1



      1681282                              .2500
      254,212.83                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1681394                              .2500
      448,595.64                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1681396                              .2500
      270,190.49                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1681404                              .2500
      496,903.70                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1681406                              .2500
      386,525.88                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1681407                              .2500
      253,387.71                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1681408                              .2500
      287,255.60                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1681409                              .2500
      292,483.56                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700
1



      1681410                              .2500
      305,864.85                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1681411                              .2500
      323,052.18                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1681413                              .2500
      516,883.51                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1681414                              .2500
      248,501.68                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1681415                              .2500
      247,523.93                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1681416                              .2500
      438,685.65                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1681417                              .2500
      100,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1681418                              .2500
      255,589.71                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700
1



      1681419                              .2500
      468,596.04                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1681420                              .2500
      274,178.54                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1681421                              .2500
      265,777.01                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1681422                              .2500
      234,242.34                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1681423                              .2500
      299,022.26                           .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            6.3450                         .0000

      1681424                              .2500
      327,009.39                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1681425                              .2500
      324,416.08                           .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      1681426                              .2500
      234,258.58                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700
1



      1681428                              .2500
      456,372.72                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1681429                              .2500
      256,813.44                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1681430                              .2500
      269,914.20                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1681431                              .2500
      490,497.72                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1681432                              .2500
      442,499.02                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1681433                              .2500
      257,186.02                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1681434                              .2500
      285,484.53                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1681436                              .2500
      305,199.13                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1681437                              .2500
      232,405.51                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1681438                              .2500
      291,058.56                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1681439                              .2500
      262,329.32                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1681441                              .2500
      370,888.78                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1681442                              .2500
      547,186.44                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1681443                              .2500
      301,320.54                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1681444                              .2500
      246,245.80                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1681445                              .2500
      441,617.47                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      1681446                              .2500
      277,600.48                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1681447                              .2500
      233,909.68                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1681448                              .2500
      299,011.67                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1681449                              .2500
      275,000.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1681450                              .2500
      280,094.03                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1681712                              .2500
      450,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1681952                              .2500
      153,545.02                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1682057                              .2500
      356,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1682063                              .2500
      253,722.90                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1682127                              .2500
      234,073.07                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1682128                              .2500
      297,636.10                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1682129                              .2500
      548,188.07                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1682130                              .2500
      747,709.94                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1682131                              .2500
      298,221.62                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1682132                              .2500
      289,483.80                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1682133                              .2500
      241,511.48                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      1682135                              .2500
      227,211.71                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1682136                              .2500
      397,468.66                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1682266                              .2500
      284,120.22                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1682545                              .2500
      600,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1682554                              .2500
       59,830.42                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      1682555                              .2500
       30,000.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1682567                              .2500
      259,206.12                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1682706                              .2500
      231,268.05                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700
1



      1682729                              .2500
      250,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1682969                              .2500
      237,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1683142                              .2500
      550,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1683240                              .2500
      259,188.59                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1683242                              .2500
       79,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1683267                              .2500
      344,762.52                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1683268                              .2500
      277,419.33                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1683269                              .2500
      235,964.25                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000
1



      1683271                              .2500
      257,085.24                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1683272                              .2500
      269,588.44                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1683273                              .2500
      218,637.63                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1683274                              .2500
      328,022.23                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1683275                              .2500
      371,628.05                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1683276                              .2500
      842,417.46                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1683278                              .2500
      280,176.51                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1683279                              .2500
      234,023.03                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      1683280                              .2500
      296,879.59                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1683281                              .2500
      562,821.48                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1683282                              .2500
      295,217.94                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1683283                              .2500
      304,873.42                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1683286                              .2500
      335,909.30                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1683288                              .2500
      295,160.82                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1683289                              .2500
      291,626.26                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1683290                              .2500
      225,937.73                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950
1



      1683291                              .2500
      288,242.85                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1683292                              .2500
      306,706.55                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1683293                              .2500
      218,628.42                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1683294                              .2500
      279,135.65                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1683297                              .2500
      336,933.73                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1683298                              .2500
      229,075.79                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1683299                              .2500
      288,164.80                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1683301                              .2500
      286,216.53                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1683302                              .2500
      394,594.53                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1683303                              .2500
      273,126.11                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1683304                              .2500
      452,706.74                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1683305                              .2500
      314,043.14                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1683306                              .2500
      387,929.42                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1683307                              .2500
      258,424.61                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1683308                              .2500
      278,358.31                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1683309                              .2500
      254,898.75                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700
1



      1683311                              .2500
      276,240.74                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1683312                              .2500
      292,911.36                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1683313                              .2500
      299,053.52                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1683314                              .2500
      287,071.46                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1683315                              .2500
      274,141.77                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1683410                              .2500
      275,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1683436                              .2500
      109,669.67                           .0800
            7.5650                         .0000
            7.3150                         .0000
            7.2350                         .0000
            6.5000                         .7350

      1683437                              .2500
      277,657.78                           .0800
            7.4850                         .0000
            7.2350                         .0000
            7.1550                         .0000
            6.5000                         .6550
1



      1683438                              .2500
      115,653.48                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1683439                              .2500
      145,155.42                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1683440                              .2500
       75,177.23                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1683441                              .2500
      271,078.83                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1683459                              .2500
       56,077.11                           .0800
            7.3000                         .0000
            7.0500                         .0000
            6.9700                         .0000
            6.5000                         .4700

      1683461                              .2500
       86,359.92                           .0800
            7.3500                         .0000
            7.1000                         .0000
            7.0200                         .0000
            6.5000                         .5200

      1683463                              .2500
      107,669.51                           .0800
            7.3500                         .0000
            7.1000                         .0000
            7.0200                         .0000
            6.5000                         .5200

      1683464                              .2500
      149,468.75                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200
1



      1683480                              .2500
      239,229.29                           .0800
            6.8000                         .0000
            6.5500                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1683481                              .2500
       84,831.51                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1683482                              .2500
       52,845.13                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1683483                              .2500
       29,912.34                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1683484                              .2500
      259,177.92                           .0800
            6.9750                         .0000
            6.7250                         .0000
            6.6450                         .0000
            6.5000                         .1450

      1683485                              .2500
      239,242.81                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1683499                              .2500
       39,000.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1683500                              .2500
      324,032.59                           .0800
            7.6650                         .0000
            7.4150                         .0000
            7.3350                         .0000
            6.5000                         .8350
1



      1683501                              .2500
      146,216.72                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1683544                              .2500
       90,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1683546                              .2500
      188,927.69                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1683547                              .2500
      114,646.54                           .0800
            7.3000                         .0000
            7.0500                         .0000
            6.9700                         .0000
            6.5000                         .4700

      1683548                              .2500
       49,845.64                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1683549                              .2500
       83,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1683564                              .2500
      177,474.10                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1683565                              .2500
      120,636.64                           .0800
            7.5650                         .0000
            7.3150                         .0000
            7.2350                         .0000
            6.5000                         .7350
1



      1683596                              .2500
      225,000.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1683598                              .2500
      159,522.06                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1683599                              .2500
      128,618.87                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1683610                              .2500
      119,095.46                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1683623                              .2500
      197,501.71                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1683624                              .2500
      398,804.09                           .0800
            7.6150                         .0000
            7.3650                         .0000
            7.2850                         .0000
            6.5000                         .7850

      1683625                              .4000
      189,000.00                           .0800
            7.3500                         .0000
            6.9500                         .0000
            6.8700                         .0000
            6.5000                         .3700

      1683627                              .2500
      484,865.42                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700
1



      1683628                              .2500
      529,385.72                           .0800
            7.4250                         .0000
            7.1750                         .0000
            7.0950                         .0000
            6.5000                         .5950

      1683667                              .2500
      255,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1683700                              .2500
      247,242.76                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1683719                              .2500
      100,000.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      1683887                              .2500
      450,000.00                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1683929                              .2500
      348,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1683948                              .2500
      244,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1684004                              .2500
      270,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1684031                              .2500
       50,000.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1684062                              .2500
      268,254.08                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1684064                              .2500
      235,945.79                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1684066                              .2500
      278,307.01                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1684068                              .2500
      326,931.01                           .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            6.3450                         .0000

      1684071                              .2500
      261,698.48                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1684072                              .2500
      644,264.61                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1684076                              .2500
      333,778.70                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700
1



      1684078                              .2500
      554,264.82                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1684082                              .2500
      244,476.62                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1684083                              .2500
      300,209.75                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1684084                              .2500
      286,877.95                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1684085                              .2500
      406,221.18                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1684086                              .2500
      246,610.95                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1684125                              .2500
      296,250.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1684150                              .2500
      304,500.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700
1



      1684210                              .2500
      350,790.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1684232                              .2500
      277,249.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1684241                              .2500
      128,000.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1684250                              .2500
      181,462.29                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1684319                              .2500
      286,145.93                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1684329                              .2500
      489,835.16                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1684369                              .2500
      262,347.33                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1684374                              .2500
      140,500.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700
1



      1684546                              .2500
      116,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1684809                              .2500
      271,419.09                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1684847                              .2500
      451,570.81                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1684871                              .2500
      259,950.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1684889                              .2500
      154,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1685031                              .2500
      400,000.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1685117                              .2500
      328,970.14                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1685136                              .2500
      299,500.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450
1



      1685253                              .2500
      255,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1685255                              .2500
      258,217.78                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1685259                              .2500
      246,480.86                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1685264                              .2500
      156,520.62                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1685269                              .2500
      362,876.34                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1685276                              .2500
      319,809.70                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1685286                              .2500
      456,539.27                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1685288                              .2500
      398,765.22                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1685296                              .2500
      398,710.36                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1685301                              .2500
      260,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1685310                              .2500
      244,000.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1685415                              .2500
      284,157.98                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1685452                              .2500
      365,794.48                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1685454                              .2500
      357,770.67                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1685455                              .2500
      279,097.25                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1685491                              .2500
       45,000.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700
1



      1685522                              .2500
       60,147.35                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1685538                              .2500
      513,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1685659                              .2500
      289,104.78                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1685665                              .2500
      279,106.98                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1685670                              .2500
      380,695.12                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1685673                              .2500
      363,873.26                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1685676                              .2500
      301,087.92                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1685684                              .2500
      420,000.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700
1



      1685689                              .2500
      255,000.00                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1685793                              .2500
      280,000.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1685819                              .2500
      448,580.27                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1685821                              .2500
      436,587.84                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1685822                              .2500
      373,867.45                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1685823                              .2500
      299,083.98                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1685824                              .2500
      452,006.01                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1685826                              .2500
      433,642.44                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      1685827                              .2500
      257,719.30                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1685828                              .2500
      460,635.05                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1685830                              .2500
      239,283.08                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1685831                              .2500
      306,939.10                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1685832                              .2500
      498,539.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1685833                              .2500
      247,226.03                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1685834                              .2500
      268,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1685835                              .2500
      264,181.95                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1686158                              .2500
      129,910.83                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1686191                              .2500
      380,700.00                           .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      1686242                              .2500
      236,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1686367                              .2500
      354,375.91                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1686368                              .2500
      224,588.16                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1686423                              .2500
      290,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1686519                              .2500
      285,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1686547                              .2500
      500,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1686548                              .2500
      348,919.55                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1686563                              .2500
      312,044.29                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1686566                              .2500
      325,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1686590                              .2500
      600,000.00                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1686878                              .2500
      285,000.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1686903                              .2500
      344,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1687005                              .2500
      286,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1687082                              .2500
      600,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      1687097                              .2500
      373,842.39                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1687745                              .2500
      302,800.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1687783                              .2500
      256,092.70                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1687950                              .2500
      343,200.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1687965                              .2500
      265,700.00                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1688009                              .2500
      269,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1688013                              .2500
      300,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1688018                              .2500
      466,491.12                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000
1



      1688035                              .2500
      319,001.34                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1688082                              .2500
      196,550.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1688121                              .2500
      300,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1688129                              .2500
      469,593.06                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1688139                              .2500
      256,189.18                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1688250                              .2500
      592,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1688566                              .2500
      500,000.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1688584                              .2500
      387,373.98                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700
1



      1688588                              .2500
      249,402.02                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1689533                              .2500
      443,626.30                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1689535                              .2500
      304,200.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1689537                              .2500
      299,083.98                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1689547                              .2500
      400,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1689599                              .2500
      555,000.00                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      2614416                              .2500
      500,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      2616960                              .2500
      281,600.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      2616962                              .2500
      400,000.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

  TOTAL NUMBER OF LOANS:      951
  TOTAL BALANCE........:        280,954,504.12


1

  RUN ON     : 02/25/98            RFC DISCLOSURE SYSTEM      RFFSDFIX-01
  AT         : 12.28.22            INITIAL SECURITY FEES      AMORTIZED BALANCE
  SERIES     : RFMSI I 1998-S4      FIXED SUMMARY REPORT      CUTOFF : 02/01/98
  POOL       : 0004282
             :
             :
  POOL STATUS: F

                                   WEIGHTED AVERAGES      FROM         TO
  --------------------------------------------------------------------
  CURR NOTE RATE                        7.3113            6.2500      8.3750
  RFC NET RATE                          7.0611            6.0000      8.1250
  NET MTG RATE(INVSTR RATE)             6.9843            5.9700      8.0450
  POST STRIP RATE                       6.4931            5.9700      6.5000
  SUB SERV FEE                           .2502             .2500       .4000
  MSTR SERV FEE                          .0768             .0300       .0800
  ALL EXP                                .0000             .0000       .0000
  MISC EXP                               .0000             .0000       .0000
  SPREAD                                 .0000             .0000       .0000
  STRIP                                  .4912             .0000      1.5450







  TOTAL NUMBER OF LOANS:   951
  TOTAL BALANCE........:     280,954,504.12


                             ***************************
                             *      END OF REPORT      *
                             ***************************

[TPW: NY01:637570.1] 16069-00447  02/17/98 01:14PM

                                   EXHIBIT G

                       FORM OF SELLER/SERVICER CONTRACT


      This Seller/Servicer Contract (as may be amended, supplemented or otherwise modified from time to time, this "Contract") is made this _________ day of _______, 19____, by and between Residential Funding Corporation, its successors and assigns ("Residential Funding") and _____________________ (the "Seller/Servicer," and, together with Residential Funding, the "parties" and each, individually, a "party").

      WHEREAS, the Seller/Servicer desires to sell Loans to, and/or service Loans for, Residential Funding, and Residential Funding desires to purchase Loans from the Seller/Servicer and/or have the Seller/Servicer service various of its Loans, pursuant to the terms of this Contract and the Residential Funding Seller and Servicer Guides incorporated herein by reference, as amended, supplemented or otherwise modified, from time to time (together, the "Guides").

          NOW, THEREFORE, in consideration of the premises, and the terms, conditions and agreements set forth below, the parties agree as follows:

1.    Incorporation of Guides by Reference.

      The Seller/Servicer acknowledges that it has received and read the Guides. All provisions of the Guides are incorporated by reference into and made a part of this Contract, and shall be binding upon the parties; provided, however, that the Seller/Servicer shall be entitled to sell Loans to and/or service Loans for Residential Funding only if and for so long as it shall have been authorized to do so by Residential Funding in writing. Specific reference in this Contract to particular provisions of the Guides and not to other provisions does not mean that those provisions of the Guides not specifically cited in this Contract are not applicable. All terms used herein shall have the same meanings as such terms have in the Guides, unless the context clearly requires otherwise.

2.    Amendments.

      This Contract may not be amended or modified orally, and no provision of this Contract may be waived or amended except in writing signed by the party against whom enforcement is sought. Such a written waiver or amendment must expressly reference this Contract. However, by their terms, the Guides may be amended or supplemented by Residential Funding from time to time. Any such amendment(s) to the Guides shall be binding upon the parties hereto.

3.    Representations and Warranties.

      a.    Reciprocal Representations and Warranties.

          The Seller/Servicer and Residential Funding each represents and warrants to the other that as of the date of this Contract:

[TPW: NY01:637570.1] 16069-00447  02/17/98 01:14PM

               (1) Each party is duly organized, validly existing, and in good standing under the laws of its jurisdiction of organization, is qualified, if necessary, to do business and in good standing in each jurisdiction in which it is required to be so qualified, and has the requisite power and authority to enter into this Contract and all other agreements which are contemplated by this Contract and to carry out its obligations hereunder and under the Guides and under such other agreements.

               (2) This Contract has been duly authorized, executed and delivered by each party and constitutes a valid and legally binding agreement of each party enforceable in accordance with its terms.

            (3) There is no action, proceeding or investigation pending or threatened, and no basis therefor is known to either party, that could affect the validity or prospective validity of this Contract.

            (4) Insofar as its capacity to carry out any obligation under this Contract is concerned, neither party is in violation of any charter, articles of incorporation, bylaws, mortgage, indenture, indebtedness, agreement, instrument, judgment, decree, order, statute, rule or regulation and none of the foregoing adversely affects its capacity to fulfill any of its obligations under this Contract. Its execution of, and performance pursuant to, this Contract will not result in a violation of any of the foregoing.

      b.    Seller/Servicer's Representations, Warranties and Covenants.

            In addition to the representations, warranties and covenants made by the Seller/Servicer pursuant to subparagraph (a) of this paragraph 3, the Seller/Servicer makes the representations, warranties and covenants set forth in the Guides and, upon request, agrees to deliver to Residential Funding the certified Resolution of Board of Directors which authorizes the execution and delivery of this Contract.

4.    Remedies of Residential Funding.

      If an Event of Seller Default or an Event of Servicer Default shall occur, Residential Funding may, at its option, exercise one or more of those remedies set forth in the Guides.

5.    Seller/Servicer's Status as Independent Contractor.

      At no time shall the Seller/Servicer represent that it is acting as an agent of Residential Funding. The Seller/Servicer shall, at all times, act as an independent contractor.

6.    Prior Agreements Superseded.


[TPW: NY01:637570.1] 16069-00447  02/17/98 01:14PM
                                     G-2

      This Contract restates, amends and supersedes any and all prior Seller Contracts or Servicer Contracts between the parties except that any subservicing agreement executed by the Seller/Servicer in connection with any loan-security exchange transaction shall not be affected.

7.    Assignment.

      This Contract may not be assigned or transferred, in whole or in part, by the Seller/Servicer without the prior written consent of Residential Funding. Residential Funding may sell, assign, convey, hypothecate, pledge or in any other way transfer, in whole or in part, without restriction, its rights under this Contract and the Guides with respect to any Commitment or Loan.

8.    Notices.

      All notices, requests, demands or other communications that are to be given under this Contract shall be in writing, addressed to the appropriate parties and sent by telefacsimile or by overnight courier or by United States mail, postage prepaid, to the addresses and telefacsimile numbers specified below. However, another name, address and/or telefacsimile number may be substituted by the Seller/Servicer pursuant to the requirements of this paragraph 8, or Residential Funding pursuant to an amendment to the Guides.

If to Residential Funding, notices must be sent to the appropriate address or telefacsimile number specified in the Guides.

If to the Seller/Servicer, notice must be sent to:







      Attention:

      Telefacsimile Number:  (___) ___-____

9.    Jurisdiction and Venue.

      Each of the parties irrevocably submits to the jurisdiction of any state or federal court located in Hennepin County, Minnesota, over any action, suit or proceeding to enforce or defend any right under this Contract or otherwise arising from any loan sale or servicing relationship existing in connection with this Contract, and each of the parties irrevocably agrees that all claims in respect of any such action or proceeding may be heard or determined in such state or federal court. Each of the parties irrevocably waives the defense of an inconvenient forum to the maintenance of any such action or proceeding and any other substantive or procedural rights or remedies it may have with respect to the maintenance of any such action or proceeding in any such forum. Each of the parties agrees that a final judgment in any such action or proceeding

[TPW: NY01:637570.1] 16069-00447  02/17/98 01:14PM
                                     G-3
shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law. Each of the parties further agrees not to institute any legal actions or proceedings against the other party or any director, officer, employee, attorney, agent or property of the other party, arising out of or relating to this Contract in any court other than as hereinabove specified in this paragraph 9.

10.   Miscellaneous.

      This Contract, including all documents incorporated by reference herein, constitutes the entire understanding between the parties hereto and supersedes all other agreements, covenants, representations, warranties, understandings and communications between the parties, whether written or oral, with respect to the transactions contemplated by this Contract. All paragraph headings contained herein are for convenience only and shall not be construed as part of this Contract. Any provision of this Contract that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction, and, to this end, the provisions hereof are severable. This Contract shall be governed by, and construed and enforced in accordance with, applicable federal laws and the laws of the State of Minnesota.

[TPW: NY01:637570.1] 16069-00447  02/17/98 01:14PM
                                     G-4

      IN WITNESS WHEREOF, the duly authorized officers of the Seller/Servicer and Residential Funding have executed this Seller/Servicer Contract as of the date first above written.

ATTEST:                       SELLER/SERVICER

[Corporate Seal]


                                                (Name of Seller/Servicer)

By:                                 By:
      (Signature)                   (Signature)


                                    By:
      (Typed Name)                        (Typed Name)


Title:                              Title:




ATTEST:                       RESIDENTIAL FUNDING CORPORATION

By:                                 By:
      (Signature)                   (Signature)


                                    By:
      (Typed Name)                        (Typed Name)


Title:                              Title:

[TPW: NY01:637570.1] 16069-00447  02/17/98 01:14PM
                                     G-5

                                   EXHIBIT H

                         FORMS OF REQUEST FOR RELEASE

DATE:
TO:
RE:         REQUEST FOR RELEASE OF DOCUMENTS

In connection with the administration of the pool of Mortgage Loans held by you for the referenced pool, we request the release of the Mortgage Loan File described below.

Pooling and Servicing Agreement Dated:
Series#:
Account#:
Pool#:
Loan#:
Borrower Name(s):
Reason for Document Request: (circle one) Mortgage Loan Prepaid in Full
                            Mortgage Loan Repurchased

"We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing Agreement."


Residential Funding Corporation
Authorized Signature
****************************************************************
TO CUSTODIAN/TRUSTEE: Please acknowledge this request, and check off documents being enclosed with a copy of this form. You should retain this form for your files in accordance with the terms of the Pooling and Servicing Agreement.

            Enclosed Documents: [ ] Promissory Note [ ] Primary Insurance Policy [ ] Mortgage or Deed of Trust [ ] Assignment(s) of Mortgage or Deed of Trust [ ] Title Insurance Policy [ ]
                                    Other:

Name

Title

Date

[TPW: NY01:637570.1] 16069-00447  02/17/98 01:14PM

                                  EXHIBIT I-1

                   FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF    )
                  : ss.:
COUNTY OF   )

            [NAME OF OFFICER], being first duly sworn, deposes and says:

            1. That he is [Title of Officer] of [Name of Owner] (record or beneficial owner of the Mortgage Pass-Through Certificates, Series 1998-S4, Class R (the "Owner")), a [savings institution] [corporation] duly organized and existing under the laws of [the State of __________________] [the United States], on behalf of which he makes this affidavit and agreement.

            2. That the Owner (i) is not and will not be a "disqualified organization" as of [date of transfer] within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the "Code"), (ii) will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class R Certificates, and (iii) is acquiring the Class R Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. (For this purpose, a "disqualified organization" means the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

            3. That the Owner is aware (i) of the tax that would be imposed on transfers of Class R Certificates to disqualified organizations under the Code, that applies to all transfers of Class R Certificates after March 31, 1988; (ii) that such tax would be on the transferor, or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent; (iii) that the person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class R Certificates may be "noneconomic residual interests" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

            4. That the Owner is aware of the tax imposed on a "pass-through entity" holding Class R Certificates if at any time during the taxable year of the pass-through entity a

[TPW: NY01:637570.1] 16069-00447  02/17/98 01:14PM
disqualified organization is the record holder of an interest in such entity. (For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

            5. That the Owner is aware that the Trustee will not register the transfer of any Class R Certificates unless the transferee, or the transferee's agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

            6. That the Owner has reviewed the restrictions set forth on the face of the Class R Certificates and the provisions of Section 5.02(f) of the Pooling and Servicing Agreement under which the Class R Certificates were issued (in particular, clause (iii)(A) and (iii)(B) of Section 5.02(f) which authorize the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event the Owner holds such Certificates in violation of Section 5.02(f)). The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

            7. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

            8.  The Owner's Taxpayer Identification Number is ______________.

            9. This affidavit and agreement relates only to the Class R Certificates held by the Owner and not to any other holder of the Class R Certificates. The Owner understands that the liabilities described herein relate only to the Class R Certificates.

            10. That no purpose of the Owner relating to the transfer of any of the Class R Certificates by the Owner is or will be to impede the assessment or collection of any tax.

            11. That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding. In this regard, the Owner hereby represents to and for the benefit of the person from whom it acquired the Class R Certificate that the Owner intends to pay taxes associated with holding such Class R Certificate as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R Certificate.

            12. That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Class R Certificates remain outstanding.

            13. The Owner is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the

[TPW: NY01:637570.1] 16069-00447  02/17/98 01:14PM
                                    I-1-2

United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

            14. The Purchaser hereby certifies, represents and warrants to, and covenants with the Company, the Trustee and the Master Servicer that the following statements in (a) or (b) are accurate: (a) The Certificates (i) are not being acquired by, and will not be transferred to, any employee benefit plan within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and bank collective investment funds and insurance company general or separate accounts in which such plans, accounts or arrangements are invested, that is subject to Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1986 (the "Code") (any of the foregoing, a "Plan"), (ii) are not being acquired with "plan assets" of a Plan within the meaning of the Department of Labor ("DOL") regulation, 29 C.F.R. ss. 2510.3-101 or otherwise under ERISA, and (iii) will not be transferred to any entity that is deemed to be investing in plan assets within the meaning of the DOL regulation, 29 C.F.R. ss. 2510.3-101 or otherwise under ERISA; or

            (b) The purchase of Certificates is permissible under applicable law, will not constitute or result in any prohibited transaction under ERISA or
Section 4975 of the Code, will not subject the Company, the Trustee or the Master Servicer to any obligation in addition to those undertaken in the Pooling and Servicing Agreement and, with respect to each source of funds ("Source") being used by the Purchaser to acquire the Certificates, each of the following statements are accurate: (a) the Purchaser is an insurance company; (b) the Source is assets of the Purchaser's "general account;" (c) the conditions set forth in Sections I and III of Prohibited Transaction Class Exemption ("PTCE") 95-60 issued by the DOL have been satisfied and the purchase, holding and transfer of Certificates by or on behalf of the Purchaser are exempt under PTCE 95-60; and (d) the amount of reserves and liabilities for such general account contracts held by or on behalf of any Plan do not exceed 10% of the total reserves and liabilities of such general account plus surplus as of the date hereof (for purposes of this clause, all Plans maintained by the same employer (or affiliate thereof) or employee organization are deemed to be a single Plan) in connection with its purchase and holding of such Certificates; or

            (c) The Owner will provide the Trustee, the Company and the Master Servicer with an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer to the effect that the purchase of Certificates is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under ERISA or
Section 4975 of the Code and will not subject the Trustee, the Company or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing Agreement.

      In addition, the Owner hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that the Owner will not transfer such Certificates to any Plan or person unless either such Plan or person meets the requirements set forth in either (a), (b) or (c) above.

      Capitalized terms used but not defined herein shall have the meanings assigned in the Pooling and Servicing Agreement.

[TPW: NY01:637570.1] 16069-00447  02/17/98 01:14PM
                                    I-1-3

            IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this ____ day of _______________, 199__.

                                    [NAME OF OWNER]


                                    By:
                                    [Name of Officer]
                                    [Title of Officer]
[Corporate Seal]

ATTEST:



[Assistant] Secretary



            Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

          Subscribed and sworn before me this ____ day of ________________, 199__.




                                    NOTARY PUBLIC

                                    COUNTY OF
                                    STATE OF
                      My Commission expires the ____ day of
                                    _______________, 19__.

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                                    I-1-4

                                  EXHIBIT I-2

                        FORM OF TRANSFEROR CERTIFICATE


                                       __________________, 19__


Residential Funding Mortgage
  Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, Minnesota  55437

The First National Bank of Chicago
One North State Street
Chicago, Illinois 60602

Attention:  Residential Funding Corporation Series 1998-S4

            Re:   Mortgage Pass-Through Certificates,
                  Series 1998-S2, Class R

Ladies and Gentlemen:

            This letter is delivered to you in  connection  with the transfer by
_______________________________            (the           "Seller")           to
_______________________________  (the  "Purchaser")  of  $_____________  Initial
Certificate Principal Balance of Mortgage Pass-Through Certificates, Series 1998-S4, Class R (the "Certificates"), pursuant to Section 5.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of February 1, 1998 among Residential Funding Mortgage Securities I, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and The First National Bank of Chicago, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

            1. No purpose of the Seller relating to the transfer of the Certificate by the Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

            2. The Seller understands that the Purchaser has delivered to the Trustee and the Master Servicer a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit I-1. The Seller does not know or believe that any representation contained therein is false.

            3. The Seller has at the time of the transfer conducted a reasonable investigation of the financial condition of the Purchaser as contemplated by Treasury Regulations Section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Seller has determined that the

[TPW: NY01:637570.1] 16069-00447  02/17/98 01:14PM

Purchaser has historically paid its debts as they become due and has found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they become due in the future. The Seller understands that the transfer of a Class R Certificate may not be respected for United States income tax purposes (and the Seller may continue to be liable for United States income taxes associated therewith) unless the Seller has conducted such an investigation.

            4. The Seller has no actual knowledge that the proposed Transferee is not both a United States Person and a Permitted Transferee.

                                       Very truly yours,




                                       (Seller)


                                       By:
                                       Name:
                                       Title:

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                                    I-2-2

                                   EXHIBIT J

                    FORM OF INVESTOR REPRESENTATION LETTER

                             ______________, 19__

Residential Funding Mortgage
  Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, MN 55437

The First National Bank of Chicago
One North State Street
Chicago, Illinois  60602

Residential Funding Corporation
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, MN  55437

Attention:  Residential Funding Corporation Series 1998-S4

            Re:   Mortgage Pass-Through Certificates,
                  Series 1998-S4, [Class B-]

Ladies and Gentlemen:

            _________________________ (the "Purchaser") intends to purchase from
___________________________  (the "Seller")  $_____________  Initial Certificate
Principal Balance of Mortgage Pass-Through Certificates, Series 1998-S4, Class B-__ (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of February 1, 1998 among Residential Funding Mortgage Securities I, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer (the "Master Servicer"), and The First National Bank of Chicago, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that:

                  1. The Purchaser  understands that (a) the  Certificates  have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act") or any state securities law, (b) the Company is not required to so register or qualify the Certificates, (c) the Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Pooling and Servicing Agreement contains restrictions regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

[TPW: NY01:637570.1] 16069-00447  02/17/98 01:14PM

                  2. The  Purchaser is acquiring  the  Certificates  for its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

                  3. The Purchaser is (a) a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates, (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Act.

                  4. The  Purchaser  has  been  furnished  with,  and has had an opportunity to review (a) [a copy of the Private Placement Memorandum, dated ___________________, 19__, relating to the Certificates (b)] a copy of the Pooling and Servicing Agreement and [b] [c] such other information concerning the Certificates, the Mortgage Loans and the Company as has been requested by the Purchaser from the Company or the Seller and is relevant to the Purchaser's decision to purchase the Certificates. The Purchaser has had any questions arising from such review answered by the Company or the Seller to the satisfaction of the Purchaser. [If the Purchaser did not purchase the Certificates from the Seller in connection with the initial distribution of the Certificates and was provided with a copy of the Private Placement Memorandum (the "Memorandum") relating to the original sale (the "Original Sale") of the Certificates by the Company, the Purchaser acknowledges that such Memorandum was provided to it by the Seller, that the Memorandum was prepared by the Company solely for use in connection with the Original Sale and the Company did not participate in or facilitate in any way the purchase of the Certificates by the Purchaser from the Seller, and the Purchaser agrees that it will look solely to the Seller and not to the Company with respect to any damage, liability, claim or expense arising out of, resulting from or in connection with (a) error or omission, or alleged error or omission, contained in the Memorandum, or (b) any information, development or event arising after the date of the Memorandum.]

                  5. The Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of any Certificate under the Act, that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Purchaser

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                                     J-2
          will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

               6. The Purchaser hereby certifies, represents and warrants to, and covenants with the Company, the Trustee and the Master Servicer that the following statements in (a) or (b) are correct:

                          (a) The Purchaser is not an employee  benefit or other
            plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. ss.2510.3-101; or

                          (b) The Purchaser is an insurance company;  the source
            of the funds being used by the Purchaser to acquire the Certificates is assets of the Purchaser's "general account"; the conditions set forth in Prohibited Transaction Class Exemption ("PTCE") 95-60 issued by the DOL have been satisfied and the purchase, holding and transfer of Certificates by or on behalf of the Purchaser are exempt under PTCE 95-60; and the amount of reserves and liabilities for such general account contracts held by or on behalf of any Plan do not exceed 10% of the total reserves and liabilities of such general account plus surplus as of the date hereof (for purposes of this clause, all Plans maintained by the same employer (or affiliate thereof) or employee organization are deemed to be a single Plan) in connection with its purchase and holding of such Certificates; or

                          (c) has  provided  the  Trustee,  the  Company and the
            Master Servicer with an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer to the effect that the purchase of Certificates is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Trustee, the Company or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing Agreement.

            In addition, the Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that the Purchaser will not transfer such Certificates to any Plan or person unless either such Plan or person meets the requirements set forth in either (a), (b) or (c) above.

[TPW: NY01:637570.1] 16069-00447  02/17/98 01:14PM
                                     J-3

                                       Very truly yours,


                                       (Purchaser)

                                       By:
                                       Name:
                                       Title:

[TPW: NY01:637570.1] 16069-00447  02/17/98 01:14PM
                                     J-4

                                   EXHIBIT K

                   FORM OF TRANSFEROR REPRESENTATION LETTER




                                      , 19


Residential Funding Mortgage
  Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, MN 55437

The First National Bank of Chicago
One North State Street
Chicago, Illinois 60602

Attention: Residential Funding Corporation Series 1998-S4

            Re:   Mortgage Pass-Through Certificates,
                  Series 1998-S4, [Class B-]

Ladies and Gentlemen:

            In connection with the sale by (the "Seller") to (the "Purchaser") of $ Initial Certificate Principal Balance of Mortgage Pass-Through Certificates, Series 1998-S4, Class B-__ (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of February 1, 1998 among Residential Funding Mortgage Securities I, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and The First National Bank of Chicago, as trustee (the "Trustee"). The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

            Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) has made any general solicitation by means of general advertising or in any other manner, or
(e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933 (the "Act"), that would render the disposition of any Certificate a violation of
Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Seller will not act, in any manner set forth in the foregoing sentence with

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



respect to any Certificate. The Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

                             Very truly yours,


                             (Seller)



                             By:
                             Name:
                             Title:

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                                     K-2

                                   EXHIBIT L

                 [FORM OF RULE 144A INVESTMENT REPRESENTATION]


            Description of Rule 144A Securities, including numbers:
                ===============================================
                ===============================================


            The undersigned seller, as registered holder (the "Seller"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

            1. In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts: Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the "1933 Act"), or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

            2. The Buyer warrants and represents to, and covenants with, the Seller, the Trustee and the Master Servicer (as defined in the Pooling and Servicing Agreement (the "Agreement"), dated as of February 1, 1998 among Residential Funding Corporation as Master Servicer, Residential Funding Mortgage Securities I, Inc. as depositor pursuant to Section 5.02 of the Agreement and The First National Bank of Chicago, as trustee, as follows:

                  a. The Buyer understands that the Rule 144A Securities have not been registered under the 1933 Act or the securities laws of any state.

                  b. The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

                  c. The Buyer has been furnished with all information regarding the Rule 144A Securities that it has requested from the Seller, the Trustee or the Servicer.


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



                  d. Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

                  e. The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex
      2. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

            [3.   The Buyer

                  a. is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan; or

                  b. is an insurance company, the source of funds to be used by it to purchase the Certificates is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Section III of PTCE 95-60.]

            4. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

            IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.

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                                     L-2

Print Name of Seller          Print Name of Buyer

By:                                       By:
   Name:                                  Name:
   Title:                                 Title:

Taxpayer Identification:            Taxpayer Identification:

No.                                 No.

Date:                               Date:





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                                     L-3

                                                          ANNEX 1 TO EXHIBIT L


           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

            [For Buyers Other Than Registered Investment Companies]

               The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

         1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

         2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $______________________ in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

   ___ Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code.

   ___ Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

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                                     L-4

   ___ Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

___ Broker-Dealer. The Buyer is a dealer registered pursuant to Section 15 of the ------------- Securities Exchange Act of 1934.

   ___ Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State or territory or the District of Columbia.

___ State or Local Plan. The Buyer is a plan established and maintained by a State, its ------------------- political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

   ___ ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

___ Investment Adviser. The Buyer is an investment adviser registered under the Investment Advisers Act of 1940.

   ___ SBIC. The Buyer is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

___ Business Development Company. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

   ___ Trust Fund. The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R.
         10 plans.

         3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer,
(iii) bank deposit notes and certificates of deposit,  (iv) loan participations,
(v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.


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                                     L-5

         4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

         5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

  ___  ___  Will the Buyer be purchasing the Rule 144A
  Yes  No   Securities only for the Buyer's own account?

         6. If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

         7. The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.


                              Print Name of Buyer

                              By:
                                    Name:
                                    Title:

                              Date:

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                                     L-6

                                                          ANNEX 2 TO EXHIBIT L


           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

             [For Buyers That Are Registered Investment Companies]


     The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

             1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

            2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

____ The Buyer owned $___________________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

____ The Buyer is part of a Family of Investment Companies which owned in the aggregate $______________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

            3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

            4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

            5. The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements

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                                     L-7
made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

            6. The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.



                                    Print Name of Buyer


                                    By:
                                       Name:
                                       Title:

                                    IF AN ADVISER:


                                    Print Name of Buyer


                                    Date:


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                                     L-8

                                   EXHIBIT M

                  [TEXT OF AMENDMENT TO POOLING AND SERVICING
                 AGREEMENT PURSUANT TO SECTION 11.01(E) FOR A
                               LIMITED GUARANTY]


                                  ARTICLE XII

            Subordinate Certificate Loss Coverage; Limited Guaranty

            Section 12.01. Subordinate Certificate Loss Coverage; Limited Guaranty. (a) Subject to subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether it or any Subservicer will be entitled to any reimbursement pursuant to Section 4.02(a) on such Distribution Date for Advances or Subservicer Advances previously made, (which will not be Advances or Subservicer Advances that were made with respect to delinquencies which were subsequently determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses) and, if so, the Master Servicer shall demand payment from Residential Funding of an amount equal to the amount of any Advances or Subservicer Advances reimbursed pursuant to
Section 4.02(a), to the extent such Advances or Subservicer Advances have not been included in the amount of the Realized Loss in the related Mortgage Loan, and shall distribute the same to the Class B Certificateholders in the same manner as if such amount were to be distributed pursuant to Section 4.02(a).

            (b) Subject to subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether any Realized Losses (other than Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses) will be allocated to the Class B Certificates on such Distribution Date pursuant to Section 4.05, and, if so, the Master Servicer shall demand payment from Residential Funding of the amount of such Realized Loss and shall distribute the same to the Class B Certificateholders in the same manner as if such amount were to be distributed pursuant to Section 4.02(a); provided, however, that the amount of such demand in respect of any Distribution Date shall in no event be greater than the sum of (i) the additional amount of Accrued Certificate Interest that would have been paid for the Class B Certificateholders on such Distribution Date had such Realized Loss or Losses not occurred plus (ii) the amount of the reduction in the Certificate Principal Balances of the Class B Certificates on such Distribution Date due to such Realized Loss or Losses. Notwithstanding such payment, such Realized Losses shall be deemed to have been borne by the Certificateholders for purposes of
Section 4.05. Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses allocated to the Class B Certificates will not be covered by the Subordinate Certificate Loss Obligation.

            (c) Demands for payments pursuant to this Section shall be made prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date by the Master Servicer with written notice thereof to the Trustee. The maximum amount that Residential Funding shall be required to pay pursuant to this Section on any Distribution Date

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



(the  "Amount  Available")  shall be equal to the lesser of (X) minus the sum of
(i) all previous payments made under subsections (a) and (b) hereof and (ii) all draws under the Limited Guaranty made in lieu of such payments as described below in subsection (d) and (Y) the then outstanding Certificate Principal Balances of the Class B Certificates, or such lower amount as may be established pursuant to Section 12.02. Residential Funding's obligations as described in this Section are referred to herein as the "Subordinate Certificate Loss Obligation."

            (d) The Trustee will promptly notify General Motors Acceptance Corporation of any failure of Residential Funding to make any payments hereunder and shall demand payment pursuant to the limited guaranty (the "Limited Guaranty"), executed by General Motors Acceptance Corporation, of Residential Funding's obligation to make payments pursuant to this Section, in an amount equal to the lesser of (i) the Amount Available and (ii) such required payments, by delivering to General Motors Acceptance Corporation a written demand for payment by wire transfer, not later than the second Business Day prior to the Distribution Date for such month, with a copy to the Master Servicer.

            (e) All payments made by Residential Funding pursuant to this Section or amounts paid under the Limited Guaranty shall be deposited directly in the Certificate Account, for distribution on the Distribution Date for such month to the Class B Certificateholders.

            (f) The Company shall have the option,  in its sole  discretion,  to substitute for either or both of the Limited Guaranty or the Subordinate Certificate Loss Obligation another instrument in the form of a corporate guaranty, an irrevocable letter of credit, a surety bond, insurance policy or similar instrument or a reserve fund; provided that (i) the Company obtains (subject to the provisions of Section 10.01(f) as if the Company was substituted for the Master Servicer solely for the purposes of such provision) an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that obtaining such substitute corporate guaranty, irrevocable letter of credit, surety bond, insurance policy or similar instrument or reserve fund will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under
Section 860(F)(a)(1) of the Code or on "contributions after the startup date" under Section 860(G)(d)(1) of the Code or (b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding, and (ii) no such substitution shall be made unless (A) the substitute Limited Guaranty or Subordinate Certificate Loss Obligation is for an initial amount not less than the then current Amount Available and contains provisions that are in all material respects equivalent to the original Limited Guaranty or Subordinate Certificate Loss Obligation (including that no portion of the fees, reimbursements or other obligations under any such instrument will be borne by the Trust Fund), (B) the long term debt obligations of any obligor of any substitute Limited Guaranty or Subordinate Certificate Loss Obligation (if not supported by the Limited Guaranty) shall be rated at least the lesser of (a) the rating of the long term debt obligations of General Motors Acceptance Corporation as of the date of issuance of the Limited Guaranty and (b) the rating of the long term debt obligations of General Motors Acceptance Corporation at the date of such substitution and (C) the Company obtains written confirmation from each nationally recognized credit rating agency that rated the Class B Certificates at the request of the Company that such substitution shall not lower the rating on the Class B Certificates below the lesser of (a) the then-current rating assigned to the Class B Certificates by such rating agency and (b) the original rating assigned to the Class B Certificates by such rating agency. Any replacement of

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                                     M-2
the Limited Guaranty or Subordinate Certificate Loss Obligation pursuant to this Section shall be accompanied by a written Opinion of Counsel to the substitute guarantor or obligor, addressed to the Master Servicer and the Trustee, that such substitute instrument constitutes a legal, valid and binding obligation of the substitute guarantor or obligor, enforceable in accordance with its terms, and concerning such other matters as the Master Servicer and the Trustee shall reasonably request. Neither the Company, the Master Servicer nor the Trustee shall be obligated to substitute for or replace the Limited Guaranty or Subordinate Certificate Loss Obligation under any circumstance.

            Section 12.02. Amendments Relating to the Limited Guaranty. Notwithstanding Sections 11.01 or 12.01: (i) the provisions of this Article XII may be amended, superseded or deleted, (ii) the Limited Guaranty or Subordinate Certificate Loss Obligation may be amended, reduced or canceled, and (iii) any other provision of this Agreement which is related or incidental to the matters described in this Article XII may be amended in any manner; in each case by written instrument executed or consented to by the Company and Residential Funding but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of, the Master Servicer or the Trustee, as applicable; provided that the Company shall also obtain a letter from each nationally recognized credit rating agency that rated the Class B Certificates at the request of the Company to the effect that such amendment, reduction, deletion or cancellation will not lower the rating on the Class B Certificates below the lesser of (a) the then-current rating assigned to the Class B Certificates by such rating agency and (b) the original rating assigned to the Class B Certificates by such rating agency, unless (A) the Holder of 100% of the Class B Certificates is Residential Funding or an Affiliate of Residential Funding, or (B) such amendment, reduction, deletion or cancellation is made in accordance with Section 11.01(e) and, provided further that the Company obtains (subject to the provisions of Section 10.01(f) as if the Company was substituted for the Master Servicer solely for the purposes of such provision), in the case of a material amendment or supersession (but not a reduction, cancellation or deletion of the Limited Guaranty or the Subordinate Certificate Loss Obligation), an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment or supersession will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or
(b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding. A copy of any such instrument shall be provided to the Trustee and the Master Servicer together with an Opinion of Counsel that such amendment complies with this Section 12.02.

[TPW: NY01:637570.1] 16069-00447  02/17/98 01:14PM
                                     M-3

                                   EXHIBIT N

                          [FORM OF LIMITED GUARANTY]

                               LIMITED GUARANTY

                RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

                      Mortgage Pass-Through Certificates
                                Series 1998-S4


                                                                  , 199__


The First National Bank of Chicago
One North State Street
Chicago, Illinois 60602

Attention:  Residential Funding Corporation Series 1998-S4

Ladies and Gentlemen:

            WHEREAS, Residential Funding Corporation, a Delaware corporation ("Residential Funding"), an indirect wholly-owned subsidiary of General Motors Acceptance Corporation, a New York corporation ("GMAC"), plans to incur certain obligations as described under Section 12.01 of the Pooling and Servicing Agreement dated as of February 1, 1998 (the "Servicing Agreement"), among Residential Funding Mortgage Securities I, Inc. (the "Company"), Residential Funding and The First National Bank of Chicago (the "Trustee") as amended by Amendment No. ___ thereto, dated as of ________, with respect to the Mortgage Pass-Through Certificates, Series 1998-S4 (the "Certificates"); and

            WHEREAS, pursuant to Section 12.01 of the Servicing Agreement, Residential Funding agrees to make payments to the Holders of the Class B Certificates with respect to certain losses on the Mortgage Loans as described in the Servicing Agreement; and

            WHEREAS, GMAC desires to provide certain assurances with respect to the ability of Residential Funding to secure sufficient funds and faithfully to perform its Subordinate Certificate Loss Obligation;

            NOW THEREFORE, in consideration of the premises herein contained and certain other good and valuable consideration, the receipt of which is hereby acknowledged, GMAC agrees as follows:

            1. Provision of Funds. (a) GMAC agrees to contribute and deposit in the Certificate Account on behalf of Residential Funding (or otherwise provide to Residential Funding, or to cause to be made available to Residential Funding), either directly or through a

[TPW: NY01:637570.1] 16069-00447  02/17/98 01:14PM
subsidiary, in any case prior to the related Distribution Date, such moneys as may be required by Residential Funding to perform its Subordinate Certificate Loss Obligation when and as the same arises from time to time upon the demand of the Trustee in accordance with Section 12.01 of the Servicing Agreement.

            (b) The agreement set forth in the preceding clause (a) shall be absolute, irrevocable and unconditional and shall not be affected by the transfer by GMAC or any other person of all or any part of its or their interest in Residential Funding, by any insolvency, bankruptcy, dissolution or other proceeding affecting Residential Funding or any other person, by any defense or right of counterclaim, set-off or recoupment that GMAC may have against Residential Funding or any other person or by any other fact or circumstance. Notwithstanding the foregoing, GMAC's obligations under clause (a) shall terminate upon the earlier of (x) substitution for this Limited Guaranty pursuant to Section 12.01(f) of the Servicing Agreement, or (y) the termination of the Trust Fund pursuant to the Servicing Agreement.

            2. Waiver. GMAC hereby waives any failure or delay on the part of Residential Funding, the Trustee or any other person in asserting or enforcing any rights or in making any claims or demands hereunder. Any defective or partial exercise of any such rights shall not preclude any other or further exercise of that or any other such right. GMAC further waives demand, presentment, notice of default, protest, notice of acceptance and any other notices with respect to this Limited Guaranty, including, without limitation, those of action or nonaction on the part of Residential Funding or the Trustee.

            3. Modification, Amendment and Termination. This Limited Guaranty may be modified, amended or terminated only by the written agreement of GMAC and the Trustee and only if such modification, amendment or termination is permitted under Section 12.02 of the Servicing Agreement. The obligations of GMAC under this Limited Guaranty shall continue and remain in effect so long as the Servicing Agreement is not modified or amended in any way that might affect the obligations of GMAC under this Limited Guaranty without the prior written consent of GMAC.

            4. Successor. Except as otherwise expressly provided herein, the guarantee herein set forth shall be binding upon GMAC and its respective successors.

            5. Governing Law. This Limited Guaranty shall be governed by the laws of the State of New York.

            6. Authorization and Reliance. GMAC understands that a copy of this Limited Guaranty shall be delivered to the Trustee in connection with the execution of Amendment No. 1 to the Servicing Agreement and GMAC hereby authorizes the Company and the Trustee to rely on the covenants and agreements set forth herein.

            7. Definitions. Capitalized terms used but not otherwise defined herein shall have the meaning given them in the Servicing Agreement.


[TPW: NY01:637570.1] 16069-00447  02/17/98 01:14PM
                                     N-2

            8. Counterparts. This Limited Guaranty may be executed in any number of counterparts, each of which shall be deemed to be an original and such counterparts shall constitute but one and the same instrument.

            IN WITNESS WHEREOF, GMAC has caused this Limited Guaranty to be executed and delivered by its respective officers thereunto duly authorized as of the day and year first above written.

                                    GENERAL MOTORS ACCEPTANCE
                                    CORPORATION


                                    By:
                                    Name:
                                    Title:


Acknowledged by:

THE FIRST NATIONAL BANK OF CHICAGO,
  as Trustee


By:
Name:
Title:


RESIDENTIAL FUNDING MORTGAGE
  SECURITIES I, INC.


By:
Name:
Title:

[TPW: NY01:637570.1] 16069-00447  02/17/98 01:14PM
                                     N-3

                                   EXHIBIT O

         FORM OF LENDER CERTIFICATION FOR ASSIGNMENT OF MORTGAGE LOAN


                                          __________________, 19____

Residential Funding Mortgage
  Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, Minnesota  55437

The First National Bank of Chicago
One North State Street
Chicago, Illinois 60602

Attention:  Residential Funding Corporation Series 1998-S4

            Re: Mortgage Pass-Through Certificates, Series 1998-S4 Assignment of Mortgage Loan


Ladies and Gentlemen:

            This letter is delivered to you in connection with the assignment by _________________ (the "Trustee") to _______________________ (the "Lender") of
_______________ (the "Mortgage Loan") pursuant to Section 3.13(d) of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of February 1, 1998 among Residential Funding Mortgage Securities I, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and the Trustee. All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Lender hereby certifies, represents and warrants to, and covenants with, the Master Servicer and the Trustee that:

        (i) the Mortgage Loan is secured by Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction;

       (ii) the substance of the assignment is, and is intended to be, a refinancing of such Mortgage Loan and the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws;

      (iii) the Mortgage Loan following the proposed assignment will be modified to have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and

[TPW: NY01:637570.1] 16069-00447  02/17/98 01:14PM

       (iv) such assignment is at the request of the borrower under the related Mortgage Loan.

                                    Very truly yours,



                                    (Lender)

                                    By:
                                    Name:
                                    Title:


[TPW: NY01:637570.1] 16069-00447  02/17/98 01:14PM
                                     O-2

                                   EXHIBIT P

                        SCHEDULE OF DISCOUNT FRACTIONS


Schedule of Discount Fractions

        PRINCIPAL       NET MORTGAGE    DISCOUNT        PO
LOAN #  BALANCE RATE    FRACTION        BALANCE
1686191 380,700.00      5.97    0.081538461538  31,041.69
1671290 226,393.58      6.095   0.062307692308  14,106.06
1675081 226,343.75      6.095   0.062307692308  14,102.96
1681425 324,416.08      6.095   0.062307692308  20,213.62
1657437 108,705.31      6.22    0.043076923077  4,682.69
1669790 139,538.78      6.22    0.043076923077  6,010.90
1671175 254,159.92      6.22    0.043076923077  10,948.43
1671217 280,633.62      6.22    0.043076923077  12,088.83
1672812 99,670.56       6.22    0.043076923077  4,293.50
1678618 208,612.59      6.22    0.043076923077  8,986.39
1681448 299,011.67      6.22    0.043076923077  12,880.50
1682129 548,188.07      6.22    0.043076923077  23,614.26
1683887 450,000.00      6.22    0.043076923077  19,384.62
1671257 427,189.42      6.345   0.023846153846  10,186.82
1671276 339,019.50      6.345   0.023846153846  8,084.31
1674973 114,376.02      6.345   0.023846153846  2,727.43
1678700 239,217.81      6.345   0.023846153846  5,704.42
1678721 305,986.83      6.345   0.023846153846  7,296.61
1678748 478,036.93      6.345   0.023846153846  11,399.34
1681423 299,022.26      6.345   0.023846153846  7,130.53
1684068 326,931.01      6.345   0.023846153846  7,796.05
1656095 302,350.47      6.47    0.004615384615  1,395.46
1668073 322,898.44      6.47    0.004615384615  1,490.30
1671109 258,318.74      6.47    0.004615384615  1,192.24
1671162 361,634.17      6.47    0.004615384615  1,669.08
1671216 249,376.94      6.47    0.004615384615  1,150.97
1671218 625,727.49      6.47    0.004615384615  2,887.97
1671229 296,073.02      6.47    0.004615384615  1,366.49
1671261 223,536.07      6.47    0.004615384615  1,031.70
1671270 322,898.44      6.47    0.004615384615  1,490.30
1672855 622,984.95      6.47    0.004615384615  2,875.32
1673080 598,065.54      6.47    0.004615384615  2,760.30
1674278 175,000.00      6.47    0.004615384615  807.69
1674688 300,000.00      6.47    0.004615384615  1,384.62
1675208 290,061.79      6.47    0.004615384615  1,338.75
1675457 396,109.28      6.47    0.004615384615  1,828.20
1678870 269,129.49      6.47    0.004615384615  1,242.14
1678884 309,000.53      6.47    0.004615384615  1,426.16
1680309 77,150.46       6.47    0.004615384615  356.08
1680598 350,000.00      6.47    0.004615384615  1,615.38
1681422 234,242.34      6.47    0.004615384615  1,081.12
1681438 291,058.56      6.47    0.004615384615  1,343.35
1681446 277,600.48      6.47    0.004615384615  1,281.23
1681450 280,094.03      6.47    0.004615384615  1,292.74
1683269 235,964.25      6.47    0.004615384615  1,089.07
1683278 280,176.51      6.47    0.004615384615  1,293.12
1683314 287,071.46      6.47    0.004615384615  1,324.95
1683480 239,229.29      6.47    0.004615384615  1,104.14
1684062 268,254.08      6.47    0.004615384615  1,238.10
1685296 398,710.36      6.47    0.004615384615  1,840.20
1685455 279,097.25      6.47    0.004615384615  1,288.14
1685689 255,000.00      6.47    0.004615384615  1,176.92
1685821 436,587.84      6.47    0.004615384615  2,015.02
1686590 600,000.00      6.47    0.004615384615  2,769.23
1687965 265,700.00      6.47    0.004615384615  1,226.31
1688018 466,491.12      6.47    0.004615384615  2,153.04
1689599 555,000.00      6.47    0.004615384615  2,561.54

        $18,076,747.10          0.016488990682  $298,067.31

[TPW: NY01:637570.1] 16069-00447  02/17/98 01:14PM
                                     P-1

                                   EXHIBIT Q

                         FORM OF REQUEST FOR EXCHANGE

                                                            [Date]


The First National Bank of Chicago
One North State Street
Chicago, Illinois 60602

            Re:   Residential Funding Mortgage Securities I, Inc.
                  Mortgage Pass-Through Certificates, Series 1998-S4

            Residential Funding Corporation, as the Holder of a ____% Percentage Interest of the [Class/Subclass] of Class A-6 Certificates, hereby requests the Trustee to exchange the above-referenced Certificates for the Subclasses referred to below:

            1. Class A-6 Certificates, corresponding to the following Uncertificated REMIC Regular Interests: [List numbers corresponding to the related loans and Pool Strip Rates from the Mortgage Loan Schedule]. The Initial Subclass Notional Amount and the initial Pass-Through Rate on the Class A-6 Certificates will be $___________ and _____%, respectively.

            [2.   Repeat as appropriate.]

     The Subclasses requested above will represent in the aggregate all of the Uncertificated REMIC Regular Interests represented by the Class A-6 Certificates surrendered for exchange.

            The capitalized terms used but not defined herein shall have the meanings set forth in the Pooling and Servicing Agreement, dated as of February 1, 1998, among Residential Funding Mortgage Securities I, Inc., Residential Funding Corporation and The First National
Bank of Chicago, as trustee.

                                    RESIDENTIAL FUNDING CORPORATION


                                    By:

                                    Name:

                                    Title:



[TPW: NY01:637570.1] 16069-00447  02/17/98 01:14PM
                                     Q-1